                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                    FORM N-CSR

                    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   Investment Company Act file number: 811-1467

                                     The Lutheran Brotherhood Family of Funds
                                (Exact name of registrant as specified in charter)

                                              625 Fourth Avenue South
                                           Minneapolis, Minnesota 55415
                                (Address of principal executive offices) (Zip code)

                                        John C. Bjork, Assistant Secretary
                                              625 Fourth Avenue South
                                           Minneapolis, Minnesota 55415
                                      (Name and address of agent for service)

                        Registrant's telephone number, including area code: (612) 340-7005
                                        Date of fiscal year end: October 31
                                     Date of reporting period: April 30, 2004

Item 1. Report to Stockholders

[GRAPHIC OMITTED: Thrivent Investment Management TM]

The Lutheran Brotherhood Family of Funds

Semiannual Report
April 30, 2004

[GRAPHIC OMITTED: Calculator and Papers]

The following fund is expected to distribute capital gains as detailed below.
The information shown below is an estimate.

Ex-date 7/14/2004 to shareholders of record on 7/13/2004

                                                  Estimated         Estimated
Fund                                             Distribution       Per Share
-----------------------------------------------------------------------------
Lutheran Brotherhood Municipal Bond Fund          $2,593,550         $0.0357

           The Lutheran Brotherhood Family of Funds

        Supplement to Prospectus dated December 30, 2003

Lutheran Brotherhood Value Fund

Matthew D. Finn, CFA, will serve as portfolio manager of the Lutheran
Brotherhood Value Fund. Mr. Finn also serves as the portfolio manager of The AAL Equity Income Fund, a series of an affiliated mutual fund group. Mr. Finn joined Thrivent Investment Mgt. from U.S. Bancorp
Asset Management, Inc. where he was managing director and senior portfolio manager of the First American Large Cap Value Fund since
2003. Prior to that, he was head of equities for Advantus Capital
Management Inc. from July 2001 to May 2003, and chief investment officer of the growth and income group for Evergreen Investment
Management Co. from March 1998 to June 2001. Mr. Finn jointed Thrivent
Investment Mgt. in April of 2004.

       The date of this Supplement is April 29, 2004.

     Please include this Supplement with your Prospectus.

Table of Contents

President's Letter                                       1

Economic and Market Overview                             2

Portfolio Perspectives
Lutheran Brotherhood
Opportunity Growth Fund                                  4
Lutheran Brotherhood Mid Cap Growth Fund                 6
Lutheran Brotherhood World Growth Fund                   8
Lutheran Brotherhood Growth Fund                        10
Lutheran Brotherhood Fund                               12
Lutheran Brotherhood Value Fund                         14
Lutheran Brotherhood High Yield Fund                    16
Lutheran Brotherhood Income Fund                        18
Lutheran Brotherhood Municipal Bond Fund                20
Lutheran Brotherhood
Limited Maturity Bond Fund                              22
Lutheran Brotherhood Money Market Fund                  24

Schedules of Investments
Lutheran Brotherhood
Opportunity Growth Fund                                 26
Lutheran Brotherhood Mid Cap Growth Fund                32
Lutheran Brotherhood World Growth Fund                  37
Lutheran Brotherhood Growth Fund                        41
Lutheran Brotherhood Fund                               45
Lutheran Brotherhood Value Fund                         48
Lutheran Brotherhood High Yield Fund                    51
Lutheran Brotherhood Income Fund                        59
Lutheran Brotherhood Municipal Bond Fund                65
Lutheran Brotherhood
Limited Maturity Bond Fund                              81
Lutheran Brotherhood Money Market Fund                  87

Statement of Assets and Liabilities                     90

Statement of Operations                                 92

Statement of Changes in Net Assets                      94

Notes to Financial Statements                           96

Financial Highlights
Lutheran Brotherhood
Opportunity Growth Fund                                108
Lutheran Brotherhood Mid Cap Growth Fund               108
Lutheran Brotherhood World Growth Fund                 110
Lutheran Brotherhood Growth Fund                       110
Lutheran Brotherhood Fund                              112
Lutheran Brotherhood Value Fund                        112
Lutheran Brotherhood High Yield Fund                   114
Lutheran Brotherhood Income Fund                       114
Lutheran Brotherhood Municipal Bond Fund               116
Lutheran Brotherhood
Limited Maturity Bond Fund                             116
Lutheran Brotherhood Money Market Fund                 118

[PHOTO OMITTED: PAMELA J. MORET]

Dear Shareholder:

We are pleased to provide you with the semiannual report for the 6 months ended April 30, 2004 for The Lutheran Brotherhood Family of
Funds, managed by Thrivent Investment Management. In this report, you will find detailed information about The Lutheran Brotherhood Family of Funds, including summaries prepared by each portfolio manager highlighting performance, market conditions and management strategies during the six-month period. In addition, Russell Swansen, Thrivent
Investment Management's new chief investment officer, reviews the larger economic environment in his Economic and Market Overview.

Thrivent Investment Management Welcomes
New Chief Investment Officer

The six months provided a glimpse of our ever-changing financial markets as robust gains at the end of 2003 were tempered by interest rate concerns late in the period, ending in mainly modest returns for investors. Changes in our asset management business have been occurring as well led by the recent naming of Russell Swansen as our new chief investment officer. We are tremendously excited about the opportunity to bring Russell on board. His broad experience, talent and past successes will greatly benefit our shareholders. Russell takes over for Jim Abitz who retired at the end of 2003 after a career of over thirty years in investment management and shareholder service.
We salute Jim's leadership, recognize his significant contributions and wish him well in all his future endeavors while at the same time welcoming Russell and his vision for our asset management capabilities on the road ahead.

Building for the Future

Besides naming a new chief investment officer, Thrivent Investment
Management is gearing up for the fast-approaching merger of The AAL
Mutual Funds and The Lutheran Brotherhood Family of Funds into a single Thrivent Mutual Funds. The Thrivent Mutual Funds will offer:

(bullet) more investment options,

(bullet) greater asset class diversification potential

(bullet) a simplified shareholder self-service process

Within the Thrivent Mutual Funds, product improvements continue:

(bullet) Matthew Finn -- a new, experienced and successful large cap value portfolio manager, recently joined the equities area this past spring.

(bullet) Enhancements to our international stock option that combine top-shelf growth and value style managers into a unique fund offering.

(bullet) Soon you will have access to an improved international stock option that combines proven growth and value style managers into a single unique fund offering.

These changes are designed with you -- the shareholder -- in mind, enabling Thrivent Mutual Funds to serve ever more of your investment needs.

Investing in Integrity

On a final note, the past year was marked by revelations of ethical lapses and improper activities at a surprising number of asset management companies. This has been disappointing and alarming for the rest of us in the industry. As a part of a member-owned fraternal benefit society, we've been in the integrity "business" for over a century and have remained committed to earning the trust of one very key group -- our investors. In fact, we are always looking for new opportunities to further bolster the trust our shareholders put in us.
To this end, we have been among the industry leaders in recently introducing leading-edge mutual fund board governance where seven of eight directors are independent of Thrivent's management and dedicated solely to our shareholders' best interests.

Thank you for continuing to turn to us for your financial solutions.
We very much value your business.

Sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President
The Lutheran Brotherhood Family of Funds

[PHOTO OMITTED: RUSSELL W. SWANSEN]

Russell W. Swansen                                          April 30, 2004
Senior Vice President, and
Chief Investment Officer

Economic and Market Review

Tempered market conditions prevailed over the six-month period ended
April 30, 2004 as the nation's economy continued to rebound strongly but investors chose to focus on events overseas and the threat of rising interest rates. Most asset classes registered modest gains as profit taking continued from the sizable market advance of 2003. The period started strong as surging corporate profits teamed with robust economic growth but slowed in 2004 despite continued good economic news. Investors grappled first with the notion of higher interest rates and then with the extent and timing of the increases. Events overseas dominated news headlines and shrouded wave after wave of strong company earnings reports. Equities finished the period with solid gains stemming from strong corporate profitability and economic growth. High-quality bonds lagged as it became obvious that higher interest rates were looming close on the horizon. High-yield bonds performed well but exhibited signs of slowing near the end of the period over liquidity and interest rate concerns.

U.S. Economy

The nation's economic growth was vigorous over the period with solid year-over-year gross domestic product (GDP) increases of greater than
4% in both the final quarter of 2003 and the 1st quarter of 2004. The magnitude of economic expansion convinced even skeptics that a broad economic recovery was continuing to build from 2001 lows. The improvement was largely attributable to the combination of companies rebuilding depleted inventories, high worker productivity rates and a marked increase in capital spending and business investment. Of late, businesses appear to have finally ramped up hiring as a sharp upturn in corporate profitability and output growth have built better confidence in sustained economic growth going forward.

Inflation and Monetary Policy

The period witnessed only the slightest whiff of inflation but more obvious signs have recently begun to surface in the form of a spike in energy and commodity prices. Deflation fears, which were a concern at the close of 2003, have diminished. Inflationary pressures are likely to increase as business pricing power improves and low interest rates remain in place. Attractive interest rates and cheap capital for borrowing was a key story line throughout the reporting period but interest rates will begin to rise as the economy has shown vast improvement and the long missing job creation piece of the economic puzzle appears close at hand. Fiscal and monetary policy in the form of heavy government spending, tax cuts and a very low federal funds borrowing rate continued to fuel the U.S. economy over the reporting period.

Equity Performance

The 6-month period ended April 30, 2004 provided agreeable returns for equity investors as stocks of nearly all capitalization ranges and investment styles performed well. The rally, which began over a year ago in March of 2003, slowed over the six months as investors harvested gains and worried about international tensions and interest rates. The 2003 rally was characterized by a decided "lower-quality"
bias that favored the small and out-of-favor firms over larger, better-established companies. When sentiment changed, the
technology-laden NASDAQ Composite struggled with a -0.41% total return over the period. During the first part of 2004, the market winds shifted to favor more conservative mid- and large-cap stocks, which had appreciated over the 2003 updraft. Market capitalization had little effect over the period as large companies caught up to smaller and mid-sized stock returns. The broad large-cap S&P 500 Index ended the six months with a 6.27% total return. Small company stocks, as measured by the Russell 2000 Index, cooled somewhat with a 6.57%
performance while mid-cap stocks posted a 6.93% return based on the
S&P MidCap 400 Index. A global economic recovery and low priced equities overseas provided a rewarding environment for international investors as well. Morgan Stanley's EAFE Index -- a commonly used barometer for international stocks -- rose 12.58% over the six-month period. In looking at investment style, value-oriented stocks continued a pattern of outperforming their more growth-focused cousins as many of the lower-priced, oft-ignored issues rose precipitously in the low-quality rally.

Fixed Income Performance

A several year long stretch of high-quality bonds outperforming stocks came to an end over the period as the threat of higher interest rates and a much improved corporate profit environment made equity investing attractive again. Corporate bonds, especially those below investment grade, performed best amid a backdrop of low default rates and improved credit access. High-yield bonds, as measured by the Lehman
High Yield Bond Index, produced a solid 5.52% return. Toward the end of the period, gains slowed as the high-yield market appeared somewhat extended in value and some institutional money was reallocated.

The specter of higher interest rates threatened the highest-quality
U.S. Treasury offerings and investors shied away, driving prices lower. For the period, the Lehman Aggregate Index -- a proxy for the high- quality U.S. fixed income market -- produced a tepid 1.25% total return over the reporting period.

Outlook

The U.S. economy is on solid ground with the recovery of 2003 transitioning into job creation mode in the spring months of 2004.
High productivity, low interest rates, and an improving employment climate point to continued economic growth in the 4-5% range throughout the year. In short, the state of the economy is as sound as it has been in years and is broad based. Every major sector, and most industries, participated in the expansion over the past year. As the stimulative effects of tax cuts and strong spending growth begin to taper off, we expect job and personal income growth to accelerate and keep the economy in a high gear.

With historically low interest rates on the rise, fixed-income investors will likely see tempered returns. The greatest impact will likely be on the longer-dated top-quality Treasury market, where interest rate risk is the greatest. Bonds that offer attractive yield spread over Treasuries, including corporate investment grade, high yield, and some foreign bonds, may perform better over the next year or two. That said, we believe the Federal Reserve will act
thoughtfully in the timing and pace of any future interest rate increases in an attempt to moderate uncertainty for market
participants.

In our experience, the stock market, rarely, if ever, moves upward in a steady way. The current "sideways market" shouldn't necessarily be viewed negatively. In our opinion, such consolidation periods are a healthy and necessary part of longer-term market rallies as they help prepare for future gains and allow investors on the sideline to reenter the market. This additional demand by investors was one reason the stock market performed so well in the fall and winter months last year. We expect more periodic pullbacks as investors reap profits and periodic uncertainty in the geopolitical forum arises, but believe that the market is well positioned for a rewarding remainder of 2004 and beyond.

Lutheran Brotherhood
Opportunity Growth Fund

[PHOTO OMITTED: ANDREA J. THOMAS]

Andrea J. Thomas, Portfolio Manager

The Lutheran Brotherhood Opportunity Growth Fund seeks long-term growth of capital by investing primarily in common stocks of small companies.

The bull market which began in the early days of the Iraq War continued through the reporting period, albeit at a much slower pace and with significantly more volatility. For the six-month period ended
April 30, 2004, the LB Opportunity Growth Fund generated a total return of 1.00% compared to 4.01% for the Russell 2000 Growth Index and 2.79% for the Lipper Small Cap Growth Funds Index.

Getting Defensive

As is customary during the initial stages of a major market advance, smaller companies again outperformed their larger cousins. Unlike the previous six months, however, value stocks bested their growth counterparts amid expectations that a healthier economy would disproportionately benefit cyclical sectors like energy and basic materials. Beginning in February, however, an important shift in the economic foundation caused some investors to take profits and to seek refuge in defensive sectors. The Fund's relative performance was helped by our holdings in health care, but was negatively impacted by a modest overweight to the technology sector, which suffered profit taking this spring after posting sharp gains in 2003. This move detracted from the Fund's performance as we had less exposure to the suddenly resurgent cyclical sector. Cyclical industries such as trucking and construction posted very strong performance as market participants shifted from technology to more economically sensitive areas.

Ironically, the onset of market turbulence coincided with the release of strongly positive economic data. In particular, indications that the nation's long-suffering labor market was on the mend suggested that the Federal Reserve would move to raise short-term interest sooner and by a larger amount than previously had been believed. In
2003, Wall Street had cheered the Fed's promise that low inflation would allow policymakers to be "patient" in raising interest rates. As late as January 2004, most investors had expected the Fed to leave short-term rates at the 46-year low of 1 percent until after the
November election. By April, however, the consensus of opinion had shifted to expecting a series of rate hikes starting this summer, igniting a debate between investors recognizing the positive impact of faster growth on corporate profits and those fearing the negative impact of faster growth on interest rates.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology             24.4%
Health Care                        19.2%
Consumer Discretionary             14.0%
Industrials                         7.3%
Financials                          5.2%
Energy                              3.5%
Materials                           1.4%
Communications Services             1.1%
Consumer Staples                    1.0%

Top 10 Holdings
(% of Portfolio)

St. Mary Land & Exploration Company          0.7%
OSI Pharmaceuticals, Inc.                    0.7%
Forward Air Corporation                      0.6%
Getty Images, Inc.                           0.5%
First Financial Bankshares, Inc.             0.5%
C.H. Robinson Worldwide, Inc.                0.5%
DeVita, Inc.                                 0.5%
CoStar Group, Inc.                           0.5%
Caremark Rx, Inc.                            0.5%
Select Medical Corporation                   0.5%

These common stocks represent 5.5% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

The volatile conditions which characterized the U.S. equity market over the last several weeks of the reporting period are likely to continue until the outlook for inflation, interest rates and the conflict in Iraq becomes clearer. Markets loathe uncertainty, and the dramatic acceleration in job creation and the escalation of violence overseas in recent months has muddied the financial and geopolitical waters. Of course, fears of sharply higher interest rates and deepening problems abroad may turn out to be overblown. We believe, for example, that the economy will cool without the need for draconian rate hikes as the effects of tax cuts and mortgage refinancings recede. Still, we have minimized the Fund's exposure to the consumer sector on the expectation that rising rates and sky-high energy bills will cause a slowdown in discretionary household spending. Conversely, we remain optimistic about the outlook for the health care industry, which continues to enjoy solid top-line growth in a very favorable demographic climate. Overall, we expect that earnings growth will decelerate as the economy slows and profits are compared with the faster-growth period of late 2003.

                                              Portfolio Facts
                                           As of April 30, 2004
                         A Share                 B Share         Institutional Share
                     --------------          --------------      -------------------
Ticker                        LUOGX                   LUOBX                    LBOIX
Transfer Agent ID                61                     361                      461
Net Assets             $134,276,743             $10,920,318                 $507,798
NAV                           $9.05                   $8.61                    $9.45
NAV -- High+     1/20/2004 -- $9.97      1/20/2004 -- $9.50      1/20/2004 -- $10.39
NAV -- Low+     12/10/2003 -- $8.77     12/10/2003 -- $8.37     12/10/2003 --  $9.14
Number of Holdings: 323          + For the six months ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                Lipper            Russell
                  LB               Consumer     Median            2000
                  Opportunity      Price        Small-Cap         Growth
  Date            Growth Fund      Index***     Growth Funds      Index**
-------------------------------------------------------------------------
April 30, 1994         9,450         10,000         10,000         10,000
          1994         9,092         10,007          9,784          9,888
          1994         8,563         10,041          9,430          9,555
          1994         8,865         10,068          9,487          9,711
          1994         9,639         10,109         10,029         10,252
          1994         9,780         10,136         10,244         10,218
          1994        10,148         10,142         10,235         10,177
          1994         9,940         10,156          9,847          9,766
          1994        10,195         10,156         10,226         10,028
          1995         9,752         10,197         10,193          9,902
          1995        10,271         10,237         10,475         10,314
          1995        10,648         10,271         10,795         10,491
          1995        10,723         10,305         10,939         10,724
          1995        11,016         10,326         11,104         10,908
          1995        12,015         10,346         11,692         11,475
          1995        13,354         10,346         12,548         12,136
          1995        13,571         10,373         12,765         12,396
          1995        13,864         10,393         13,049         12,618
          1995        13,043         10,427         12,585         12,055
          1995        13,637         10,421         13,041         12,561
          1995        14,040         10,414         13,246         12,893
          1996        13,808         10,475         13,181         12,878
          1996        14,714         10,509         13,696         13,280
          1996        15,039         10,563         14,025         13,555
          1996        16,479         10,604         15,069         14,280
          1996        17,640         10,624         15,670         14,842
          1996        16,432         10,631         15,064         14,232
          1996        14,981         10,651         13,818         12,990
          1996        15,875         10,672         14,623         13,745
          1996        17,129         10,706         15,359         14,282
          1996        15,817         10,739         15,070         14,063
          1996        15,178         10,760         15,530         14,642
          1996        15,747         10,760         15,778         15,025
          1997        16,049         10,794         16,130         15,326
          1997        14,594         10,828         15,567         14,955
          1997        12,968         10,855         14,788         14,249
          1997        12,351         10,868         14,740         14,289
          1997        14,240         10,862         16,441         15,878
          1997        15,026         10,875         17,337         16,559
          1997        15,879         10,889         18,382         17,329
          1997        16,259         10,909         18,757         17,726
          1997        18,134         10,936         20,157         19,023
          1997        17,006         10,963         19,280         18,188
          1997        16,285         10,957         19,058         18,070
          1997        15,684         10,943         19,264         18,386
          1998        15,220         10,963         18,921         18,096
          1998        16,147         10,984         20,367         19,433
          1998        16,761         11,004         21,294         20,234
          1998        16,802         11,024         21,438         20,345
          1998        15,438         11,045         20,279         19,248
          1998        15,547         11,058         20,329         19,289
          1998        14,333         11,072         18,872         17,726
          1998        11,197         11,085         15,055         14,284
          1998        12,056         11,099         15,899         15,402
          1998        12,724         11,126         16,546         16,031
          1998        13,583         11,126         17,568         16,871
          1998        15,015         11,119         18,742         17,915
          1999        14,811         11,147         19,038         18,153
          1999        13,392         11,160         17,344         16,683
          1999        13,638         11,194         17,885         16,943
          1999        13,911         11,275         18,665         18,461
          1999        14,470         11,275         18,746         18,731
          1999        15,397         11,275         20,439         19,577
          1999        15,370         11,309         20,387         19,041
          1999        14,702         11,337         20,054         18,337
          1999        15,111         11,391         20,599         18,340
          1999        15,220         11,411         21,718         18,415
          1999        16,597         11,418         24,437         19,515
          1999        19,079         11,418         28,948         21,724
          2000        18,234         11,445         28,595         21,374
          2000        21,766         11,513         36,044         24,903
          2000        20,689         11,608         33,543         23,262
          2000        18,834         11,615         29,504         21,862
          2000        17,552         11,621         26,955         20,587
          2000        19,980         11,689         31,284         22,382
          2000        18,561         11,710         29,135         21,661
          2000        21,084         11,723         32,575         23,314
          2000        20,416         11,784         31,269         22,629
          2000        19,529         11,805         29,227         21,620
          2000        16,229         11,811         24,238         19,399
          2000        17,664         11,805         26,369         21,066
          2001        17,679         11,879         26,899         22,163
          2001        15,223         11,927         23,378         20,709
          2001        13,590         11,954         21,190         19,697
          2001        15,046         12,001         23,749         21,237
          2001        15,237         12,056         24,191         21,759
          2001        15,370         12,076         24,762         22,510
          2001        14,796         12,042         23,430         21,292
          2001        13,928         12,042         22,001         20,604
          2001        11,855         12,096         18,575         17,831
          2001        12,811         12,056         20,096         18,874
          2001        13,575         12,035         21,601         20,335
          2001        14,208         11,988         22,868         21,590
          2002        13,664         12,015         22,141         21,365
          2002        12,884         12,062         20,665         20,780
          2002        13,693         12,130         22,261         22,450
          2002        13,193         12,198         21,656         22,655
          2002        12,590         12,198         20,618         21,649
          2002        11,605         12,205         19,126         20,575
          2002        10,090         12,219         16,439         17,468
          2002        10,090         12,259         16,462         17,425
          2002         9,398         12,280         15,446         16,174
          2002         9,737         12,310         16,059         16,693
          2002        10,413         12,310         17,240         18,182
          2002         9,619         12,283         16,140         17,171
          2003         9,237         12,337         15,694         16,699
          2003         8,942         12,432         15,271         16,194
          2003         9,045         12,507         15,506         16,402
          2003         9,781         12,480         16,768         17,956
          2003        10,840         12,460         18,301         19,882
          2003        11,046         12,473         18,771         20,243
          2003        11,722         12,487         19,963         21,509
          2003        12,355         12,534         21,101         22,495
          2003        12,031         12,575         20,567         22,081
          2003        13,178         12,561         22,393         23,934
          2003        13,664         12,527         23,123         24,714
          2003        13,517         12,514         23,109         24,825
          2004        14,149         12,575         24,092         26,129
          2004        14,090         12,643         24,048         26,089
          2004        14,061         12,724         23,974         26,211
April 30, 2004       $13,311        $12,765        $22,761        $24,895

Average Annual Total Returns /1/
As of April 30, 2004

Class A /2/              1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge     36.09%        (0.88)%             3.48%
with sales charge        28.55%        (1.99)%             2.90%

                                                            From
                                                       Inception
Class B /2/              1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge     34.95%        (1.61)%            (4.23)%
with sales charge        30.95%        (1.61)%            (4.23)%

                                                            From
                                                       Inception
Institutional Class /3/  1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value          37.16%        (0.09)%            (3.07)%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the Russell 2000 Growth Index and the Consumer
    Price Index do not reflect any such charges. If you
    were to purchase any of the above individual stocks or
    funds represented in these Indexes, any charges you
    would pay would reduce your total return as well.

**  The Russell 2000 Growth Index is an index comprised of companies with a greater than average growth orientation within
    the Russell 2000 Index. It is not possible to invest
    directly in these Indexes. The performance of these
    Indexes does not reflect deductions for fees, expenses
    or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood
Mid Cap Growth Fund

[PHOTOS OMITTED: BRIAN L. THORKELSON AND ANDREA J. THOMAS]

Brian L. Thorkelson (left) and Andrea J. Thomas (right), Portfolio
Co-Managers

The Lutheran Brotherhood Mid Cap Growth Fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

Growing questions about the economy, interest rates, and Iraq combined to dampen returns for mid-size company growth investors during the six-month period ended April 30, 2004. During the period, the LB Mid
Cap Growth Fund realized a 1.05% return, while its Lipper Inc. peer group of similar mid-cap growth stocks produced a 2.95% median return.
The Fund's market benchmark, the Russell Midcap Growth Index, returned
5.74%.

Uncertainty Halts Rally

The robust market-wide rally that began in March 2003 continued
through the first half of the six-month period. Although the rally began based more on market valuations than on irrefutable evidence of an economic upswing, it gained additional fuel as tangible evidence of economic growth emerged. This surge helped carry the recovery through the last quarter of 2003.

However, the strong gains posted by cyclical growth stocks at the end of the year caused concerns about the sustainability of the economic revival. These questions coincided with increased U.S. casualties in
Iraq and growing uncertainty about the outcome of the November 2004 presidential election. The inevitable questions about the potential for rising interest rates further dampened the rally, especially through the final two months of the period.

Despite this downturn, micro caps -- the smallest of the small cap stocks -- did produce strong returns during the period, as they did throughout much of 2003. The LB Mid Cap Growth Fund's underweighted position in these stocks, which were trading at levels common for companies nearing bankruptcy, was the primary reason for its underperformance relative to its peers.

While the nature of such micro-cap rallies is to produce fast and furious results, they can often reverse themselves just as quickly.
While we did take steps to participate in the rally, we did not deviate from the Fund's strategy of providing long-term capital growth without exposing investors to the higher risk of these low-quality stocks.

The Fund's returns were also adversely affected by underperformance in several sectors including technology, financials, communication services and energy. Strong stock selection in the health care sector aided the Fund's performance most significantly during the period.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology             23.5%
Consumer Discretionary             19.1%
Health Care                        17.1%
Industrials                         9.0%
Financials                          7.5%
Energy                              4.6%
Materials                           1.9%
Communications Services             1.1%
Consumer Staples                    1.0%
Utilities                           0.3%

Top 10 Holdings
(% of Portfolio)

Caremark Rx, Inc.                      0.9%
Symantec Corporation                   0.7%
Coach, Inc.                            0.7%
Medicis Pharmaceutical Corporation     0.6%
Zimmer Holdings, Inc.                  0.6%
Adobe Systems, Inc.                    0.6%
Smith International, Inc.              0.6%
Festenal Company                       0.6%
Gentex Corporation                     0.6%
CDW Corporation                        0.6%

These common stocks represent 6.5% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

The markets' timid approach to change should play a significant role for the remainder of 2004. Uncertainty about interest rates, which appear destined to rise sooner than later, will have the greatest impact on returns. Additional questions about the U.S. military presence in Iraq and the presidential election will produce a choppy market for the foreseeable future.

In a rising interest rate environment, traditional growth stocks should perform better than value stocks, which tend to be more interest-rate sensitive. As rates again stabilize and as the markets get more comfortable in the new environment, we believe less cyclical growth stocks, including elements of the technology sector such as software, will continue to perform well.

We also believe that in this environment the small-cap rally will relent as large caps reassert their value. Mid caps, positioned between both, should offer an attractive mix of risk and growth.
Within this segment, we will closely monitor the potential of the health care sector while maintaining a slightly overweighted stance in some growth areas of technology and an underweighted stance in financials.

Portfolio Facts
As of April 30, 2004
                        A Share                B Share      Institutional Share
                    --------------        --------------    -------------------
Ticker                       LBMGX                 LUGBX                  LBMIX
Transfer Agent ID               58                   358                    458
Net Assets            $117,531,827           $36,612,701             $9,180,819
NAV                         $12.48                $11.85                 $13.05
NAV -- High+    4/5/2004 -- $13.41    4/5/2004 -- $12.74     4/5/2004 -- $14.02
NAV -- Low+   11/20/2003 -- $12.05  11/20/2003 -- $11.49   11/20/2003 -- $12.57
Number of Holdings: 345          + For the six months ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                 Lipper           Russell
                   LB               Consumer     Median           Mid Cap
                   Mid Cap          Price        Mid Cap          Growth
  Date             Growth Fund      Index***     Growth Funds     Index**
-------------------------------------------------------------------------
  May 31, 1997         9,450         10,000         10,000         10,000
          1997         9,828         10,012         10,395         10,277
          1997        10,461         10,025         11,225         11,260
          1997        10,359         10,044         11,193         11,151
          1997        10,911         10,069         11,924         11,715
          1997        10,553         10,094         11,380         11,128
          1997        10,400         10,087         11,378         11,245
          1997        10,638         10,075         11,571         11,393
          1998        10,486         10,094         11,368         11,188
          1998        11,432         10,112         12,382         12,240
          1998        11,900         10,131         12,962         12,753
          1998        11,987         10,150         13,084         12,926
          1998        11,345         10,169         12,484         12,394
          1998        11,682         10,181         12,760         12,745
          1998        11,127         10,194         12,113         12,199
          1998         8,843         10,206          9,763          9,871
          1998         9,431         10,219         10,439         10,617
          1998         9,996         10,244         11,064         11,399
          1998        10,725         10,244         11,720         12,168
          1998        11,867         10,237         12,915         13,428
          1999        12,313         10,262         13,068         13,831
          1999        11,595         10,275         12,204         13,154
          1999        12,313         10,306         12,721         13,887
          1999        12,748         10,381         13,402         14,520
          1999        12,596         10,381         13,457         14,333
          1999        13,553         10,381         14,276         15,334
          1999        13,390         10,412         14,021         14,845
          1999        13,140         10,437         13,718         14,691
          1999        13,107         10,487         13,588         14,566
          1999        14,064         10,506         14,310         15,692
          1999        15,087         10,512         15,367         17,317
          1999        17,590         10,512         17,286         20,316
          2000        17,320         10,537         17,016         20,312
          2000        21,571         10,600         19,703         24,582
          2000        21,043         10,687         20,111         24,607
          2000        19,603         10,693         18,854         22,219
          2000        18,726         10,700         18,021         20,599
          2000        19,929         10,762         19,248         22,785
          2000        19,457         10,781         18,874         21,342
          2000        21,841         10,793         20,968         24,561
          2000        21,549         10,849         20,599         23,360
          2000        20,570         10,868         19,822         21,761
          2000        18,433         10,874         17,784         17,032
          2000        19,702         10,868         19,173         17,929
          2001        19,787         10,937         19,599         18,953
          2001        16,821         10,981         16,661         15,675
          2001        14,953         11,006         14,820         13,431
          2001        16,931         11,049         16,647         15,670
          2001        16,894         11,099         16,727         15,597
          2001        16,748         11,118         16,657         15,605
          2001        16,076         11,087         15,769         14,553
          2001        15,027         11,087         14,691         13,498
          2001        13,000         11,137         12,505         11,267
          2001        13,952         11,099         13,355         12,451
          2001        15,088         11,081         14,442         13,792
          2001        15,637         11,037         15,014         14,316
          2002        15,136         11,062         14,505         13,851
          2002        14,502         11,106         13,762         13,066
          2002        15,307         11,168         14,671         14,063
          2002        14,807         11,221         14,242         13,319
          2002        14,416         11,221         13,795         12,921
          2002        13,122         11,228         12,638         11,495
          2002        11,865         11,240         11,326         10,379
          2002        11,767         11,278         11,222         10,342
          2002        10,962         11,296         10,525          9,521
          2002        11,609         11,325         11,109         10,258
          2002        12,353         11,325         11,718         11,061
          2002        11,548         11,300         10,992         10,393
          2003        11,340         11,350         10,834         10,291
          2003        11,206         11,437         10,658         10,201
          2003        11,328         11,506         10,810         10,391
          2003        12,134         11,481         11,539         11,099
          2003        13,183         11,462         12,474         12,167
          2003        13,379         11,475         12,663         12,340
          2003        13,769         11,487         13,121         12,781
          2003        14,477         11,531         13,805         13,485
          2003        13,952         11,569         13,364         13,223
          2003        15,075         11,556         14,445         14,289
          2003        15,344         11,525         14,768         14,672
          2003        15,442         11,512         14,846         14,832
          2004        15,771         11,569         15,239         15,321
          2004        15,893         11,631         15,433         15,578
          2004        15,857         11,706         15,408         15,549
April 30, 2004       $15,234        $11,744        $14,827        $15,110

Average Annual Total Returns /1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year         5/30/1997
----------------------------------------------------------------
without sales charge     25.55%          3.63%             7.14%
with sales charge        18.63%          2.46%             6.27%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge     24.61%          2.84%             5.19%
with sales charge        20.61%          2.84%             5.19%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value          26.70%          4.46%             6.52%

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the the Russell Midcap Growth Index and the
    Consumer Price Index do not reflect any such charges.
    If you were to purchase any of the above individual
    stocks or funds represented in these Indexes, any
    charges you would pay would reduce your total return as
    well.

**  The Russell Mid Cap Growth Index is an index comprised of companies with higher than average price-to-book ratios
    and higher forecasted growth values, within the Russell
    Midcap Index. It is not possible to invest directly in
    the Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in these Indexes. The performance of these
    Indexes does not reflect deductions for fees, expenses,
    or taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood
World Growth Fund

[LOGO OMITTED: T. ROWE PRICE]

T. Rowe Price International, Inc., Portfolio Subadviser

The Lutheran Brotherhood World Growth Fund seeks long-term growth of capital by investing primarily in common stocks issued by established
non-U.S. companies.*

International stocks performed well during the six-month period ended
April 30, 2004, despite some weakening late in the period and a resurgence of the U.S. dollar. The LB World Growth Fund posted a return of 8.17% over the period, while the median of the Fund's Lipper
Inc. peer group was 10.59%. The Fund's market benchmark, the MSCI EAFE
Index, posted a return of 12.58% over the same period.

Stock Gains Follow Global Recovery

European equities rose as the region's economic outlook and corporate earnings improved. Japanese stocks gained ground, fueled by signs that the country's economic recovery is sustainable. Japanese exporters have thrived due to the global recovery, but capital investment and personal consumption have also improved. Asian markets rose sharply early in the period but later fell back on concerns of a slowdown in
China, where demand has powered growth throughout the region.

Much of the Fund's underperformance relative to its benchmark was due to poor stock selection in certain sectors. Country allocations were generally neutral, although our underweighting of Japan detracted from relative performance.

Stock selection within the consumer discretionary sector, especially household durables, detracted significantly from performance relative to the benchmark, but our overweight was beneficial to performance since the sector outperformed the EAFE index as a whole. Stock selection in media was also costly. This cyclical industry, our largest overweight, should benefit from an economic upturn. Stock selection among health care stocks also weighed on results, primarily due to the poor-performing pharmaceutical industry, where we were overweighted. Industrials and consumer staples sectors also detracted from relative performance.

Financials added most to relative value, aided by good stock selection within commercial banks, particularly in Japan. Stock selection among wireless telecoms was strong, especially among emerging-market holdings.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Common Stocks)

Financials                         18.3%
Consumer Discretionary             13.6%
Communications Services             8.0%
Information Technology              7.5%
Health Care                         7.4%
Consumer Staples                    6.6%
Industrials                         6.1%
Energy                              5.6%
Materials                           3.0%
Utilities                           1.2%

Top 10 Countries
(% of Portfolio)

United Kingdom                   18.9%
Japan                            16.8%
France                           11.0%
Switzerland                       5.5%
Italy                             3.8%
Netherlands                       3.4%
Spain                             3.3%
Sweden                            2.4%
South Korea                       1.9%
Germany                           1.9%

These common stocks represent 68.9% of the total investment portfolio.

Footnotes read:

*International investing has special risks including currency fluctuation and political volatility.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Countries, Portfolio Composition and Top Industries are
subject to change.

Investors in non-U.S. equities continued to favor value stocks over growth, as they have for some time. This worked against our investment style, especially in Japan. At the same time, lower-quality, more-speculative stocks also continued to outperform. The Fund is heavily tilted toward higher-quality companies (based on high return on equity), which were among the worst performers.

Outlook

We are encouraged by the prospects for Japan, as deregulation and rising competition should make it possible to distinguish strong companies from the weak ones. This situation increases the importance of selecting companies with solid fundamentals. We have been building our holdings in this market by adding a mix of exporters and domestically oriented stocks. In Europe, we have been adding to our bank holdings, which are attractively valued and should benefit from a recovery. However, we have marginally reduced our Europe allocation to increase exposure to Japan. The outlook for large-cap stocks has improved following a period of underperformance against small-caps.
Emerging-market stocks also look attractive, as declining interest rates in many of these countries should provide the right conditions for economic growth.

                                    Portfolio Facts
                                 As of April 30, 2004
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                      LBWGX                 LUWBX                 LBWIX
Transfer Agent ID              62                   362                   462
Net Assets            $65,483,918           $11,204,223            $9,933,675
NAV                         $9.07                 $8.64                 $9.43
NAV -- High+   2/17/2004 -- $9.65    2/17/2004 -- $9.21   2/17/2004 -- $10.03
NAV -- Low+   11/20/2003 -- $8.28   11/20/2003 -- $7.91   11/20/2003 -- $8.63
Number of Holdings: 179          + For the six months ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**/1/

                                     Morgan
                           LB        Stanley                      Lipper
                           World     Capital         Consumer     Median
                           Growth    International   Price        International
  Date                     Fund      EAFE Index***   Index****    Stock Funds
-------------------------------------------------------------------------------
September 30, 1995         9,450         10,000         10,000         10,000
              1995         9,285          9,734         10,033          9,790
              1995         9,362         10,007         10,026          9,893
              1995         9,666         10,413         10,020         10,203
              1996         9,886         10,458         10,078         10,413
              1996         9,952         10,496         10,111         10,443
              1996        10,107         10,722         10,163         10,625
              1996        10,404         11,036         10,202         10,957
              1996        10,360         10,836         10,222         10,899
              1996        10,470         10,899         10,228         10,975
              1996        10,140         10,583         10,248         10,581
              1996        10,283         10,609         10,268         10,691
              1996        10,514         10,894         10,300         10,919
              1996        10,448         10,785         10,333         10,829
              1996        10,922         11,217         10,352         11,290
              1996        10,964         11,075         10,352         11,320
              1997        10,808         10,690         10,385         11,247
              1997        10,919         10,868         10,418         11,394
              1997        10,897         10,910         10,444         11,421
              1997        10,964         10,970         10,457         11,449
              1997        11,687         11,687         10,450         12,144
              1997        12,187         12,334         10,463         12,702
              1997        12,510         12,536         10,477         13,039
              1997        11,353         11,602         10,496         12,078
              1997        12,109         12,255         10,522         12,839
              1997        11,220         11,316         10,548         11,862
              1997        11,175         11,203         10,542         11,763
              1997        11,201         11,303         10,529         11,862
              1998        11,598         11,823         10,548         12,158
              1998        12,266         12,584         10,568         12,944
              1998        12,685         12,974         10,587         13,584
              1998        12,776         13,080         10,607         13,772
              1998        12,742         13,020         10,627         13,786
              1998        12,742         13,121         10,640         13,703
              1998        12,900         13,257         10,653         13,891
              1998        11,292         11,617         10,666         11,937
              1998        11,020         11,264         10,679         11,520
              1998        11,983         12,442         10,705         12,411
              1998        12,538         13,082         10,705         13,058
              1998        12,963         13,601         10,698         13,467
              1999        12,837         13,564         10,725         13,512
              1999        12,586         13,244         10,738         13,164
              1999        13,088         13,800         10,770         13,628
              1999        13,555         14,363         10,849         14,206
              1999        12,928         13,626         10,849         13,602
              1999        13,419         14,160         10,849         14,289
              1999        13,647         14,585         10,881         14,667
              1999        13,783         14,641         10,907         14,799
              1999        13,852         14,792         10,960         14,864
              1999        14,285         15,349         10,979         15,432
              1999        15,277         15,886         10,986         16,438
              1999        17,194         17,314         10,986         18,360
              2000        16,125         16,217         11,012         17,260
              2000        16,982         16,657         11,077         18,118
              2000        17,135         17,306         11,168         18,403
              2000        16,160         16,398         11,175         17,293
              2000        15,573         16,001         11,181         16,760
              2000        16,325         16,630         11,247         17,463
              2000        15,773         15,936         11,266         16,839
              2000        16,137         16,078         11,279         17,063
              2000        15,115         15,298         11,338         16,113
              2000        14,539         14,940         11,358         15,560
              2000        13,764         14,383         11,364         14,899
              2000        14,249         14,898         11,358         15,437
              2001        14,402         14,891         11,430         15,500
              2001        13,122         13,775         11,475         14,299
              2001        12,111         12,863         11,501         13,258
              2001        13,071         13,766         11,547         14,125
              2001        12,495         13,291         11,599         13,697
              2001        11,957         12,752         11,619         13,219
              2001        11,675         12,521         11,586         12,862
              2001        11,381         12,206         11,586         12,525
              2001        10,190         10,973         11,638         11,177
              2001        10,498         11,253         11,599         11,449
              2001        10,920         11,669         11,580         11,876
              2001        11,138         11,739         11,534         12,044
              2002        10,600         11,116         11,560         11,474
              2002        10,703         11,194         11,606         11,546
              2002        11,266         11,805         11,671         12,150
              2002        11,176         11,891         11,727         12,175
              2002        11,176         12,052         11,727         12,284
              2002        10,703         11,577         11,733         11,800
              2002         9,512         10,435         11,746         10,624
              2002         9,474         10,414         11,786         10,576
              2002         8,373          9,298         11,805          9,448
              2002         8,974          9,798         11,835          9,890
              2002         9,474         10,244         11,835         10,311
              2002         9,089          9,901         11,809          9,954
              2003         8,654          9,488         11,861          9,542
              2003         8,347          9,271         11,953          9,312
              2003         8,129          9,096         12,024          9,130
              2003         8,987          9,998         11,998          9,973
              2003         9,512         10,613         11,979         10,559
              2003         9,640         10,876         11,992         10,779
              2003         9,768         11,141         12,005         11,011
              2003        10,011         11,411         12,050         11,279
              2003        10,190         11,766         12,090         11,518
              2003        10,741         12,500         12,077         12,216
              2003        10,946         12,779         12,044         12,459
              2003        11,708         13,778         12,031         13,326
              2004        11,824         13,974         12,090         13,560
              2004        12,093         14,299         12,155         13,840
              2004        12,105         14,385         12,233         13,907
    April 30, 2004       $11,619        $14,072        $12,272        $13,519

Average Annual Total Returns /1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year          9/5/1995
----------------------------------------------------------------
without sales charge     29.28%        (3.04)%             2.54%
with sales charge        22.15%        (4.12)%             1.88%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge     28.19%        (3.76)%            (0.03)%
with sales charge        24.19%        (3.76)%            (0.03)%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value          30.41%        (2.21)%             1.26%

Footnotes read:

**   As you compare performance, please note that the Fund's
     performance reflects the maximum 5.5% sales charge,
     while the MSCI EAFE Index and the Consumer Price Index
     do not reflect any such charges. If you were to
     purchase any of the above individual stocks or funds
     represented in these Indexes, any charges you would pay
     would reduce your total return as well.

***  The Morgan Stanley Capital International Europe, Australasia, Far
     East Index (MSCI EAFE Index) is a stock index designed
     to measure the equity performance of developed
     countries outside of North America. It is not possible
     to invest directly in the Index. The performance of the
     Index does not reflect deductions for fees, expenses or
     taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. Current performance
     may be lower or higher than the performance data
     quoted. Call 800-THRIVENT or visit www.thrivent.com for
     more current performance results. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. The prospectus
     contains more complete information on the objectives,
     risks, charges and expenses of the investment company
     which investors should read and consider carefully
     before investing. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood
Growth Fund

[PHOTO OMITTED: SCOTT VERGIN]

Scott Vergin, Portfolio Manager

The Lutheran Brotherhood Growth Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that show above average potential for growth in earnings.

Strong performance through the conclusion of 2003 helped produce respectable gains for large-company growth investors during the six-month period ended April 30, 2004. During the period, the LB
Growth Fund produced a 2.79% return, outperforming its Lipper Inc.
peer group of similar large-cap growth funds, which realized a 2.39%
median return. The Fund's market benchmark, the Russell 1000 Growth
Index, returned 4.14%.

Leveraged To Economic Growth

Early in 2003, we established for the Fund an overweighted position in the industrials and technology sectors. This position was sought in anticipation of favorable market conditions for companies that stood to benefit most significantly from an improved economy. Throughout
2003, including the first portion of the six-month period, the Fund benefited from this aggressive stance as these sectors realized exceptional returns and helped spark the Fund's outperformance versus its peers.

The second half of the period, however, ushered in a dramatic change in the market. Fears related to interest rates, terrorism and the presidential election stifled the gains of 2003. During this time, the markets essentially reverted and produced only minimal gains for the remainder of the period.

While the Fund's outperformance of its Lipper Inc. peer group can be chronicled through its strategic sector bets, the difference in performance between the Fund and its market benchmark, the Russell
1000 Growth Index, is attributable both to expenses that do not apply to the unmanaged market benchmark as well as to the benchmark's higher exposure to more defensive industries in the consumer staples sector, such as beverages and tobacco.

Top Industries
(% of Portfolio)

Information Technology             28.1%
Health Care                        19.0%
Consumer Discretionary             16.1%
Financials                         10.6%
Industrials                         8.9%
Consumer Staples                    7.6%
Energy                              2.5%
Communications Services             0.9%
Miscellaneous                       0.6%
Materials                           0.5%

Top 10 Holdings
(% of Portfolio)

Pfizer, Inc.                       3.5%
Microsoft Corporation              3.2%
General Electric Company           2.6%
Cisco Systems, Inc.                2.6%
Intel Corporation                  2.3%
Dell, Inc.                         1.8%
Citigroup, Inc.                    1.7%
Amgen, Inc.                        1.6%
Wal-Mart Stores, Inc.              1.6%
Johnson & Johnson                  1.5%

These common stocks represent 22.4% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

Significant concerns about interest rates -- as we are currently experiencing -- typically usher in market conditions that place a premium on solid stock selection. At the same time, the importance of sector allocations is reduced. Therefore, we have assumed a more neutral sector weighting and have reduced our overweighted position in the industrials and technology sectors.

Looking ahead, the biggest fear for investors remains interest rates;
making it unlikely that the first half of 2004 will produce
sustainable gains. However, we believe the market will rebound somewhat in the second half of the year as the realization that the uncertainty about interest rates was far worse than the actual rise of rates.

We believe the Federal Reserve Board will oversee a very measured rise in rates; guarding against a sudden move that could cripple the economy. Once that has been established, the market can regain its footing and make a sustained upward move. Until then, we will likely see a rotational, choppy market. In such a market, we will continue to identify those companies that we believe have an edge through a new product and can show growth regardless of the interest rate cycle or economic cycle.

                                     Portfolio Facts
                                  As of April 30, 2004
                        A Share                B Share      Institutional Share
                    --------------         --------------   -------------------
Ticker                      LBGAX                  LBGBX                    N/A
Transfer Agent ID              52                    352                    452
Net Assets            $33,810,858            $12,522,258             $7,448,401
NAV                        $11.05                 $10.68                 $11.60
NAV -- High+  1/26/2004 -- $11.74    1/26/2004 -- $11.37    1/26/2004 -- $12.31
NAV -- Low+  11/18/2003 -- $10.53   11/18/2003 -- $10.21   11/20/2003 -- $11.02
Number of Holdings: 216          + For the six months ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                      Lipper
                                                      Median       Russell
                          LB           Consumer       Large Cap    1000
                          Growth       Price          Growth       Growth
  Date                    Fund         Index**        Funds        Index***
------------------------------------------------------------------------------
October 31, 1999         9,450         10,000         10,000         10,000
            1999         9,908         10,006         10,505         10,540
            1999        10,968         10,006         11,653         11,636
            2000        10,521         10,030         11,159         11,090
            2000        10,905         10,089         11,796         11,632
            2000        11,867         10,172         12,503         12,465
            2000        11,208         10,178         11,854         11,872
            2000        10,607         10,184         11,184         11,274
            2000        11,340         10,244         12,007         12,128
            2000        11,134         10,262         11,771         11,623
            2000        12,079         10,273         12,815         12,675
            2000        11,203         10,327         11,915         11,476
            2000        10,658         10,345         11,270         10,933
            2000         9,318         10,351          9,730          9,322
            2000         9,393         10,345          9,741          9,026
            2001         9,702         10,410         10,050          9,650
            2001         8,161         10,452          8,568          8,012
            2001         7,360         10,476          7,772          7,140
            2001         8,098         10,517          8,543          8,043
            2001         8,047         10,565          8,489          7,925
            2001         7,778         10,583          8,231          7,741
            2001         7,520         10,553          7,989          7,548
            2001         6,913         10,553          7,358          6,931
            2001         6,260         10,600          6,645          6,238
            2001         6,500         10,565          6,885          6,566
            2001         7,130         10,547          7,506          7,197
            2001         7,108         10,505          7,529          7,183
            2002         6,919         10,529          7,347          7,056
            2002         6,575         10,571          7,041          6,763
            2002         6,850         10,630          7,329          6,997
            2002         6,306         10,681          6,827          6,426
            2002         6,174         10,681          6,685          6,271
            2002         5,636         10,687          6,131          5,691
            2002         5,212         10,699          5,683          5,378
            2002         5,235         10,735          5,697          5,394
            2002         4,725         10,752          5,150          4,834
            2002         5,120         10,779          5,564          5,278
            2002         5,384         10,779          5,800          5,564
            2002         4,966         10,755          5,398          5,180
            2003         4,862         10,803          5,279          5,054
            2003         4,822         10,886          5,230          5,031
            2003         4,908         10,951          5,325          5,125
            2003         5,286         10,928          5,693          5,504
            2003         5,550         10,910          5,961          5,778
            2003         5,596         10,922          6,019          5,858
            2003         5,756         10,934          6,175          6,004
            2003         5,905         10,975          6,310          6,153
            2003         5,796         11,011          6,192          6,087
            2003         6,157         10,999          6,545          6,429
            2003         6,203         10,969          6,596          6,496
            2003         6,403         10,957          6,792          6,721
            2004         6,535         11,011          6,909          6,858
            2004         6,581         11,070          6,940          6,902
            2004         6,495         11,142          6,851          6,774
  April 30, 2004        $6,329        $11,177         $6,712         $6,695

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/                              1-Year        10/29/1999
----------------------------------------------------------------
without sales charge                    19.72%           (8.51)%
with sales charge                       13.10%           (9.65)%

                                                            From
                                                       Inception
Class B/2/                              1-Year        10/29/1999
----------------------------------------------------------------
without sales charge                    18.80%           (9.20)%
with sales charge                       14.80%           (9.40)%

                                                            From
                                                       Inception
Institutional Class/3/                  1-Year        10/29/1999
----------------------------------------------------------------
Net Asset Value                         20.96%           (7.52)%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the Consumer Price Index and the Russell 1000
    Growth Index do not reflect any such charges. If you
    were to purchase any of the above individual stocks or
    funds represented in these Indexes, any charges you
    would pay would reduce your total return as well.

**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

*** The Russell 1000 Growth Index is an index comprised of those
    Russell 1000 Index companies with higher than average
    price-to-book ratios and higher forecasted growth
    values. It is not possible to invest directly in these
    Indexes. The performance of these Indexes does not
    reflect deductions for fees, expenses or taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing.  Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Fund

[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Frederick L. Plautz, Portfolio Manager

The Lutheran Brotherhood Fund seeks growth of capital and income by investing primarily in common stocks of leading U.S. companies.

For the six months ended April 30, 2004, the LB Fund posted a total return of 3.63% compared to 6.27% for the S&P 500 Index and a 4.63%
median return for its Lipper Inc. peer group of large-cap funds.

Fueled by the lowest short-term interest rates in 46 years, the bull market which began in the early weeks of the Iraq war in March 2003 continued into the fall and early winter. Over the first four months of the reporting period, strength was concentrated in more speculative segments of the equity market as higher-quality issues lagged.
Beginning in mid-February, that pattern reversed as the specter of tighter monetary policy and growing violence in Iraq caused investors to seek safer havens.

Post-bubble Bounce

The Fund's relative performance was adversely effected by the market's preference for riskier assets between November and February. During that time, the Fund was severely underweighted in technology, which rebounded sharply in 2003. Clearly, we were surprised by the willingness of investors to return to the technology sector so soon after the bursting of the tech bubble. Since the beginning of this year, however, Fund relative performance has improved as investors moved into less speculative segments of the market. Notably, it is not the Fund's policy to actively trade stocks or to stray from its commitment to owning higher-quality names at what we deem to be reasonable prices.

Ironically, the shift in market leadership toward quality that began in February was sparked by a dramatic improvement in the nation's labor market. As long as jobs were scarce, investors felt confident that the Federal Reserve would keep benchmark interest rates unusually low. Periods of easy money often are associated with outperformance by riskier assets. Once the economy began to generate jobs at a faster pace, however, investors concluded that benchmark interest rates could rise sooner and faster than expected. Generally, larger and more liquid stocks outperform as the Federal Reserve withdraws liquidity from the financial system.

Top Industries
(% of Portfolio)

Financials                         23.0%
Information Technology             14.4%
Consumer Discretionary             14.3%
Consumer Staples                   11.7%
Health Care                        11.1%
Industrials                         9.1%
Energy                              8.4%
Communications Services             2.3%
Utilities                           0.4%

Top 10 Holdings
(% of Portfolio)

Walgreen Company                       3.5%
American International Group, Inc.     3.5%
Cox Communications, Inc.               3.4%
Altria Group, Inc.                     3.2%
Pfizer, Inc.                           3.2%
Microsoft Corporation                  3.2%
Comcast Corporation                    3.0%
Citigroup, Inc.                        3.0%
Wal-Mart Stores, Inc.                  2.9%
Exxon Mobil Corporation                2.7%

These common stocks represent 31.6% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

The massive injection of liquidity into the American economy and stock market has mostly run its course. The Federal Reserve has stopped lowering interest rates, taxes are no longer being cut, and the mortgage refinancing boom is ending. In that environment, we expect that investors will gravitate toward higher-quality, more liquid stocks. Overall, equity prices could trade in a narrow range for several months as the market further digests its gains and the interest-rate environment becomes more clear. While we are not ready to proclaim the end of the uptrend, we nonetheless believe that the risks to the bull market have increased on several fronts. Not only are conditions in Iraq becoming more unstable, but Chinese authorities are attempting to slow runaway growth in their economy. If they fail and China falls into recession, the global impact would be
significant. Rising energy prices also could function as a brake on consumer spending as the year unfolds. Given these risks, we have positioned the Fund in highly liquid, financially strong companies that trade at justifiable valuations.

                                     Portfolio Facts
                                   As of April 30, 2004
                        A Share                B Share      Institutional Share
                    --------------         --------------   -------------------
Ticker                      LUBRX                  LUBBX                  LBFIX
Transfer Agent ID              54                    354                    454
Net Assets           $752,075,961            $61,709,550            $28,653,831
NAV                        $18.91                 $18.18                 $18.97
NAV -- High+  1/26/2004 -- $19.71    1/26/2004 -- $19.00    1/26/2004 -- $19.76
NAV -- Low+  11/21/2003 -- $17.96   11/21/2003 -- $17.29   11/21/2003 -- $18.07
Number of Holdings: 110          + For the six months ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                               Lipper
                                                Consumer       Median
                     LB           S&P 500       Price          Large Cap
  Date               Fund         Index**       Index***       Core Funds
-------------------------------------------------------------------------
April 30, 1994         9,450         10,000         10,000         10,000
          1994         9,556         10,164         10,007         10,096
          1994         9,294          9,915         10,041          9,866
          1994         9,573         10,241         10,068         10,137
          1994         9,919         10,660         10,109         10,524
          1994         9,752         10,400         10,136         10,290
          1994         9,898         10,633         10,142         10,402
          1994         9,494         10,246         10,156         10,019
          1994         9,501         10,398         10,156         10,126
          1995         9,732         10,668         10,197         10,270
          1995        10,007         11,084         10,237         10,655
          1995        10,186         11,411         10,271         10,929
          1995        10,485         11,747         10,305         11,197
          1995        10,829         12,216         10,326         11,558
          1995        11,184         12,500         10,346         11,801
          1995        11,682         12,914         10,346         12,189
          1995        11,552         12,947         10,373         12,257
          1995        11,987         13,493         10,393         12,637
          1995        12,010         13,445         10,427         12,496
          1995        12,566         14,035         10,421         13,046
          1995        12,546         14,306         10,414         13,274
          1996        12,898         14,793         10,475         13,635
          1996        13,056         14,930         10,509         13,816
          1996        13,123         15,073         10,563         13,993
          1996        13,379         15,296         10,604         14,198
          1996        13,611         15,690         10,624         14,465
          1996        13,532         15,750         10,631         14,445
          1996        12,878         15,054         10,651         13,826
          1996        13,226         15,372         10,672         14,204
          1996        13,917         16,237         10,706         14,857
          1996        14,125         16,684         10,739         15,157
          1996        15,123         17,946         10,760         16,171
          1996        14,706         17,590         10,760         15,971
          1997        15,632         18,689         10,794         16,649
          1997        15,605         18,836         10,828         16,748
          1997        14,996         18,062         10,855         16,142
          1997        15,910         19,140         10,868         16,739
          1997        16,705         20,305         10,862         17,765
          1997        17,413         21,215         10,875         18,456
          1997        18,701         22,903         10,889         19,842
          1997        17,652         21,620         10,909         19,105
          1997        18,482         22,804         10,936         20,071
          1997        17,937         22,042         10,963         19,357
          1997        18,542         23,063         10,957         19,906
          1997        18,810         23,459         10,943         20,244
          1998        19,009         23,718         10,963         20,297
          1998        20,342         25,429         10,984         21,699
          1998        21,473         26,731         11,004         22,682
          1998        21,687         27,000         11,024         22,853
          1998        21,112         26,536         11,045         22,395
          1998        21,912         27,614         11,058         22,747
          1998        21,447         27,320         11,072         22,199
          1998        17,890         23,370         11,085         18,909
          1998        18,926         24,867         11,099         19,942
          1998        20,640         26,889         11,126         21,429
          1998        21,806         28,519         11,126         22,545
          1998        23,193         30,162         11,119         23,522
          1999        24,362         31,424         11,147         24,375
          1999        23,848         30,447         11,160         23,559
          1999        25,096         31,665         11,194         24,525
          1999        25,618         32,892         11,275         25,248
          1999        24,706         32,115         11,275         24,627
          1999        26,277         33,898         11,275         26,058
          1999        25,289         32,839         11,309         25,315
          1999        25,090         32,677         11,337         25,116
          1999        24,354         31,781         11,391         24,505
          1999        25,924         33,792         11,411         25,998
          1999        26,646         34,479         11,418         26,627
          1999        27,947         36,510         11,418         28,424
          2000        26,745         34,676         11,445         27,105
          2000        26,649         34,019         11,513         26,961
          2000        28,941         37,348         11,608         29,402
          2000        27,978         36,224         11,615         28,464
          2000        27,093         35,480         11,621         27,695
          2000        28,118         36,355         11,689         28,553
          2000        27,791         35,787         11,710         28,128
          2000        29,533         38,009         11,723         29,990
          2000        27,863         36,003         11,784         28,343
          2000        27,237         35,851         11,805         27,916
          2000        24,966         33,024         11,811         25,538
          2000        25,242         33,186         11,805         25,716
          2001        25,773         34,363         11,879         26,367
          2001        23,051         31,230         11,927         23,897
          2001        21,331         29,251         11,954         22,314
          2001        22,991         31,525         12,001         24,028
          2001        23,081         31,736         12,056         24,143
          2001        22,241         30,963         12,076         23,499
          2001        21,891         30,659         12,042         23,158
          2001        20,440         28,739         12,042         21,740
          2001        18,869         26,419         12,096         20,010
          2001        19,320         26,923         12,056         20,412
          2001        20,790         28,988         12,035         21,898
          2001        20,850         29,242         11,988         22,091
          2002        20,379         28,815         12,015         21,709
          2002        19,798         28,260         12,062         21,262
          2002        20,530         29,322         12,130         22,032
          2002        19,347         27,545         12,198         20,762
          2002        19,197         27,342         12,198         20,577
          2002        17,814         25,394         12,205         19,088
          2002        16,312         23,414         12,219         17,620
          2002        16,342         23,569         12,259         17,706
          2002        14,558         21,010         12,280         15,873
          2002        15,941         22,857         12,310         17,175
          2002        16,662         24,201         12,310         18,035
          2002        15,724         22,780         12,283         16,998
          2003        15,433         22,185         12,337         16,545
          2003        15,253         21,851         12,432         16,285
          2003        15,473         22,063         12,507         16,435
          2003        16,586         23,879         12,480         17,674
          2003        17,238         25,136         12,460         18,538
          2003        17,248         25,457         12,473         18,720
          2003        17,479         25,906         12,487         19,051
          2003        17,740         26,411         12,534         19,400
          2003        17,539         26,131         12,575         19,157
          2003        18,341         27,608         12,561         20,196
          2003        18,321         27,851         12,527         20,371
          2003        19,088         29,311         12,514         21,306
          2004        19,410         29,848         12,575         21,632
          2004        19,541         30,263         12,643         21,881
          2004        19,179         29,807         12,724         21,559
April 30, 2004       $19,008        $29,339        $12,765        $21,150

Average Annual Total Returns/1/
As of April 30, 2004

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge     14.60%        (5.79)%             7.24%
with sales charge         8.31%        (6.86)%             6.63%

                                                            From
                                                       Inception
Class B/2/                1-Year        5-Year        10/31/1997
----------------------------------------------------------------
without sales charge      13.70%       (6.50)%             0.33%
with sales charge          9.70%       (6.50)%             0.33%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value          15.18%        (5.42)%             1.26%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P 500 Index and the Consumer Price Index do
    not reflect any such charges. If you were to purchase
    any of the above individual stocks or funds represented
    in these Indexes, any charges you would pay would
    reduce your total return as well.

**  The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization
    stocks. It is not possible to invest directly in the
    Index. The performance of the Index does not reflect
    deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood
Value Fund

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK]

Thrivent Investment Management Inc.

The Lutheran Brotherhood Value Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that are considered undervalued.

Strong corporate earnings helped pace impressive returns for large-cap value stock investors during the six-month period ended April 30,
2004. The 7.69% return of the LB Value Fund during the period outperformed its Lipper Inc. peer group of large capitalization funds, which produced a 7.35% median return. During the same period, the
Fund's market benchmark, the S&P 500/Barra Value Index returned 7.98%.

Corporate Earnings Reverse Trends

The well-documented outperformance by lower-quality stocks continued
through the end of 2003 and lingered into 2004. While the LB Value
Fund traditionally takes a very cautious stance with regard to the substantial risk inherent in such lower quality stocks, the Fund was able to maintain its position relative to its peers until market conditions became more favorable to the Fund's risk profile.

A more positive environment did emerge in the last half of the period, buoyed by solid fourth-quarter corporate earnings. Optimism about the prospects for continued economic growth helped spark a reversal of the previous low-quality phenomenon. As more traditional market indicators such as quality and valuations returned to prominence, higher-quality stocks enjoyed a rebound, and lower-quality securities relinquished much of their previous gains.

The Fund's outperformance relative to its peer group can be traced to its strategic overweighted stance in several sectors. Very strong fundamentals in oil and gas were the impetus for an overweighted position in energy, which produced handsome returns. For much of the period, the Fund also benefited from an overweighted materials stance, which was led by an exceptional steel market. However, concerns about sustainability directed our decision to sell off our holdings in April before the markets market dropped significantly. The Fund's health care holdings also positively contributed to the Fund's performance relative to its peer group.

Top Industries
(% of Portfolio)

Financials                         28.2%
Consumer Discretionary             12.1%
Energy                             11.1%
Industrials                        10.8%
Information Technology              7.8%
Consumer Staples                    7.1%
Health Care                         6.5%
Materials                           4.8%
Communications Services             4.4%
Utilities                           3.5%

Top 10 Holdings
(% of Portfolio)

Citigroup, Inc.                        3.7%
Bank of America Corporation            2.8%
Exxon Mobil Corporation                2.7%
ConocoPhillips Company                 2.2%
J.P. Morgan Chase & Company            1.6%
American International Group, Inc.     1.6%
Wells Fargo & Company                  1.5%
Time Warner, Inc.                      1.4%
ChevronTexaco Corporation              1.4%
Tyco International, Ltd.               1.3%

These common stocks represent 20.2% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

An underweighted stance in the consumer discretionary sector --
department stores, in particular-as well as financials negatively affected the Fund's performance. Another negative factor was the
Fund's anticipation of a strong media sector rebound, based on continuing strong economic indicators. Despite continuing improvement in the economy, a broad advertising rebound did not materialize. Our overweighted position in media stocks therefore detracted from overall
Fund performance.

Outlook

We believe the trend of rising corporate profits should continue through 2004 and will lead toward more capital spending and investment by corporations. These factors will be vital to sustaining an economic recovery and are crucial for the market to continue to move higher. At this point, stocks as a whole appeared to be fully valued,
anticipating more positive news on the economic front.

Large-cap stocks should continue to benefit from the return to prominence of valuations and quality and provide solid growth through the coming months.

                                       Portfolio Facts
                                    As of April 30, 2004
                        A Share               B Share      Institutional Share
                    --------------         --------------  -------------------
Ticker                      LBVAX                  LBVBX                    N/A
Transfer Agent ID              53                    353                    453
Net Assets            $33,525,547            $10,930,657             $3,119,837
NAV                        $13.37                 $13.15                 $13.50
NAV -- High+   3/5/2004 -- $13.95     3/5/2004 -- $13.73     3/5/2004 -- $14.08
NAV -- Low+  11/20/2003 -- $12.30   11/20/2003 -- $12.06   11/20/2003 -- $12.50
Number of Holdings: 143          + For the six months ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                      S&P                         Lipper
                          LB          500/Barra      Consumer     Median
                          Value       Value          Price        Large Cap
  Date                    Fund        Index***       Index**      Core Funds
------------------------------------------------------------------------------
October 31, 1999         9,450         10,000         10,000         10,000
            1999         9,509          9,941         10,006         10,062
            1999         9,854         10,315         10,006         10,376
            2000         9,509          9,987         10,030          9,959
            2000         9,215          9,363         10,089          9,571
            2000        10,134         10,339         10,172         10,497
            2000        10,004         10,270         10,178         10,388
            2000         9,900         10,302         10,184         10,358
            2000         9,874          9,895         10,244         10,279
            2000         9,854         10,093         10,262         10,215
            2000        10,467         10,770         10,273         10,844
            2000        10,160         10,768         10,327         10,582
            2000        10,278         10,969         10,345         10,755
            2000         9,737         10,407         10,351         10,183
            2000        10,043         10,942         10,345         10,571
            2001        10,096         11,407         10,410         10,759
            2001         9,534         10,651         10,452         10,214
            2001         9,083         10,230         10,476          9,538
            2001         9,619         10,924         10,517         10,271
            2001         9,743         11,039         10,565         10,431
            2001         9,455         10,681         10,583         10,111
            2001         9,455         10,496         10,553         10,065
            2001         9,031          9,890         10,553          9,601
            2001         8,364          8,951         10,600          8,857
            2001         8,442          8,951         10,565          8,919
            2001         8,952          9,519         10,547          9,470
            2001         9,086          9,665         10,505          9,621
            2002         8,922          9,400         10,529          9,472
            2002         8,863          9,316         10,571          9,424
            2002         9,296          9,794         10,630          9,830
            2002         9,007          9,303         10,681          9,416
            2002         9,001          9,340         10,681          9,428
            2002         8,404          8,752         10,687          8,801
            2002         7,683          7,806         10,699          8,046
            2002         7,709          7,860         10,735          8,084
            2002         6,923          6,962         10,752          7,169
            2002         6,988          7,541         10,779          7,693
            2002         7,296          8,070         10,779          8,149
            2002         6,962          7,651         10,755          7,743
            2003         6,784          7,442         10,803          7,535
            2003         6,633          7,239         10,886          7,336
            2003         6,639          7,230         10,951          7,342
            2003         7,133          7,944         10,928          7,958
            2003         7,542          8,528         10,910          8,447
            2003         7,641          8,590         10,922          8,552
            2003         7,746          8,781         10,934          8,653
            2003         7,904          8,971         10,975          8,805
            2003         7,805          8,809         11,011          8,693
            2003         8,227          9,410         10,999          9,172
            2003         8,306          9,495         10,969          9,288
            2003         8,800         10,081         10,957          9,858
            2004         8,919         10,259         11,011          9,987
            2004         9,112         10,491         11,070         10,194
            2004         9,045         10,418         11,142         10,066
  April 30, 2004        $8,860        $10,161        $11,177         $9,879

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/                              1-Year        10/29/1999
----------------------------------------------------------------
without sales charge                    24.20%           (1.42)%
with sales charge                       17.37%           (2.64)%

                                                            From
                                                       Inception
Class B/2/                              1-Year        10/29/1999
----------------------------------------------------------------
without sales charge                    23.36%           (2.15)%
with sales charge                       19.36%           (2.36)%

                                                            From
                                                       Inception
Institutional Class/3/                  1-Year        10/29/1999
----------------------------------------------------------------
Net Asset Value                         25.25%           (0.60)%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the Consumer Price Index and the S&P 500/Barra
    Value Index do not reflect any such charges. If you
    were to purchase any of the above individual stocks or
    funds represented in these Indexes, any charges you
    would pay would reduce your total return as well.

**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

*** The S&P 500/Barra Value Index is a capitalization-weighted index comprised of the lowest price-to-book ratio securities
    in the S&P 500 Index. The S&P 500/Barra Value Index is
    designed so that approximately one-half of the S&P 500
    market capitalization is characterized as "value" and
    the other half as "growth." It is not possible to
    invest directly in these Indexes. The performance of
    these Indexes does not reflect deductions for fees,
    expenses or taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood
High Yield Fund

[PHOTO OMITTED: PAUL J. OCENASEK AND MARK L. SIMENSTAD]

Paul J. Ocenasek (left) and Mark L. Simenstad (right), Portfolio
Co-Managers

The High Yield Fund seeks high current income and, secondarily, growth of capital by investing primarily in a diversified portfolio of high-yield ("junk") corporate bonds.*

Although slowing, the positive momentum generated in 2003 helped propel high-yield bonds to solid gains in the early stages of the six-month period ended April 30, 2004. The LB High Yield Fund produced a 4.98% return during the period, which was in line with the 4.94%
median return of its Lipper Inc. peer group of similar high-yield bonds. The Fund's Lehman U.S. Corporate High Yield Bond Index
benchmark posted a 5.52% return during the same period. Of course, as an unmanaged index, it has no expenses related to trading and day-to-day management.

Rate Concerns Stem Rally

The high-yield market enjoyed strong returns through most of 2003, up as much as 30% through October. In January, however, concerns over the possible rise in interest rates eventually halted the rally. These concerns somewhat reversed the significant tide of cash inflows into the high-yield market, which sprang from a low-supply, high-demand market in 2003.

While the Fund performed in line with its Lipper Inc. peer group, the robust performance of BB- and, in particular, CCC- rated securities early in the period adversely affected the Fund's performance relative to its Lehman Index, as the Fund focuses primarily on core B credits.

The Fund typically shelters investors from the risks associated with
CCC- rated bonds, the lowest-rated, highest-risk segment of the market. Its Lehman Index, on the other hand, maintains a relatively high percentage of its holdings in these securities. However, as is often the case, these lower-quality names -- the CCC- rated bonds in particular -- relinquished most of their gains during the last half of the period.

An underweighted position in cyclicals -- metals in particular -- also hurt the Fund's performance early in the period. We quickly moved to add cyclical exposure and benefited from the continuing strong performance of metals, chemicals, building products and
transportation. The Fund also benefited from a decision to lower our exposure to utilities, which, after a strong 2003, lagged during the period.

Top Industries
(% of Portfolio)

Communications Services            16.1%
Consumer Cyclical                  15.5%
Utilities                           9.7%
Capital Goods                       9.6%
Basic Materials                     8.5%
Consumer Non-Cyclical               6.7%
Energy                              5.0%
Financials                          3.1%
Technology                          2.2%
Transportation                      1.9%

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                   2.7%
Aa                    0.0%
A                     0.0%
Baa                   1.4%
Ba                   19.4%
B                    51.4%
Caa                  14.8%
Ca                    0.0%
C                     7.4%
D                     0.0%
Not Rated             2.9%

Footnotes read:

*High-yield bonds carry greater volatility and risk than
investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Moody's Bond Quality
Ratings Distributions are subject to change.

Outlook

Like most observers, we anticipate an imminent hike in interest rates, but because fundamentals are so strong, we believe there is still room for modest tightening of risk premiums. This could somewhat offset the effect of a rise in rates. As a result, it would not be surprising to witness a stable, though somewhat flat, market in the coming months.

The Fund's allocations remain fairly steady with an underweighted stance in BB- and CCC- rated securities and a strong overweighted position in B-rated bonds. We believe the core B-rated bonds offer an appropriate risk/return profile while avoiding the interest rate sensitivity inherent in BB-rated and CCC- rated names. In a rising rate environment, we believe this is a prudent approach, as the recent dip in CCC- rated has begun to bear out.

With additional concerns weighing on the market such as the Iraq conflict, terrorism and the November presidential election, we have also moderated our risk profile to adopt a more conservative stance.
We are selling and taking gains in areas such as utilities and other higher-risk areas. While we plan to maintain this conservative approach until this volatility diminishes, we will be poised to selectively add prudent risk opportunities as they present themselves.

                                            Portfolio Facts
                                         As of April 30, 2004
                        A Share               B Share      Institutional Share
                    --------------         --------------  -------------------
Ticker                      LBHYX                 LUHBX                  LBHIX
Transfer Agent ID              73                   373                    473
Net Assets           $590,135,793           $34,941,959            $10,283,452
NAV                         $5.12                 $5.12                  $5.12
NAV -- High+   1/26/2004 -- $5.28    1/26/2004 -- $5.28     1/22/2004 -- $5.28
NAV -- Low+    11/3/2003 -- $5.07    11/3/2003 -- $5.07    11/12/2003 -- $5.07
Number of Holdings: 268          + For the six months ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**/1/

                                   Lehman                       Lipper
                       LB High     Brothers        Consumer     Median
                       Yield       High Yield      Price        High Current
  Date                 Fund        Bond Index***   Index****    Yield Funds
------------------------------------------------------------------------------
April 30, 1994         9,550         10,000         10,000         10,000
          1994         9,587         10,005         10,007         10,023
          1994         9,593         10,036         10,041         10,008
          1994         9,515         10,121         10,068          9,991
          1994         9,585         10,193         10,109          9,997
          1994         9,541         10,193         10,136          9,997
          1994         9,571         10,217         10,142          9,987
          1994         9,341         10,089         10,156          9,853
          1994         9,298         10,163         10,156          9,864
          1995         9,340         10,301         10,197          9,945
          1995         9,696         10,654         10,237         10,215
          1995         9,796         10,769         10,271         10,308
          1995        10,032         11,043         10,305         10,559
          1995        10,236         11,352         10,326         10,794
          1995        10,291         11,424         10,346         10,827
          1995        10,615         11,569         10,346         11,018
          1995        10,660         11,605         10,373         11,047
          1995        10,752         11,747         10,393         11,179
          1995        10,809         11,820         10,427         11,268
          1995        10,938         11,924         10,421         11,344
          1995        11,100         12,112         10,414         11,517
          1996        11,367         12,325         10,475         11,756
          1996        11,658         12,335         10,509         11,856
          1996        11,545         12,326         10,563         11,812
          1996        11,605         12,353         10,604         11,905
          1996        11,715         12,428         10,624         11,998
          1996        11,624         12,531         10,631         12,014
          1996        11,533         12,589         10,651         12,079
          1996        11,723         12,725         10,672         12,271
          1996        12,109         13,031         10,706         12,592
          1996        12,067         13,132         10,739         12,660
          1996        12,170         13,390         10,760         12,895
          1996        12,317         13,487         10,760         13,048
          1997        12,463         13,618         10,794         13,178
          1997        12,623         13,843         10,828         13,415
          1997        12,226         13,637         10,855         13,147
          1997        12,225         13,781         10,868         13,254
          1997        12,694         14,076         10,862         13,595
          1997        13,040         14,271         10,875         13,815
          1997        13,488         14,663         10,889         14,174
          1997        13,529         14,630         10,909         14,202
          1997        13,941         14,920         10,936         14,535
          1997        13,809         14,933         10,963         14,478
          1997        13,836         15,076         10,957         14,594
          1997        13,977         15,208         10,943         14,757
          1998        14,261         15,482         10,963         15,040
          1998        14,457         15,572         10,984         15,153
          1998        14,639         15,719         11,004         15,346
          1998        14,562         15,780         11,024         15,388
          1998        14,515         15,835         11,045         15,392
          1998        14,578         15,892         11,058         15,405
          1998        14,656         15,983         11,072         15,513
          1998        13,503         15,101         11,085         14,463
          1998        13,313         15,169         11,099         14,366
          1998        13,042         14,858         11,126         14,055
          1998        13,672         15,475         11,126         14,833
          1998        13,705         15,492         11,119         14,780
          1999        13,920         15,722         11,147         15,002
          1999        13,869         15,629         11,160         14,951
          1999        14,020         15,778         11,194         15,167
          1999        14,469         16,084         11,275         15,493
          1999        14,207         15,866         11,275         15,207
          1999        14,303         15,832         11,275         15,196
          1999        14,382         15,896         11,309         15,209
          1999        14,183         15,720         11,337         15,062
          1999        14,106         15,607         11,391         14,975
          1999        14,045         15,504         11,411         14,941
          1999        14,359         15,686         11,418         15,192
          1999        14,672         15,862         11,418         15,371
          2000        14,700         15,794         11,445         15,279
          2000        14,986         15,824         11,513         15,375
          2000        14,700         15,492         11,608         15,127
          2000        14,470         15,517         11,615         15,114
          2000        14,181         15,357         11,621         14,874
          2000        14,420         15,670         11,689         15,148
          2000        14,315         15,790         11,710         15,204
          2000        14,270         15,898         11,723         15,297
          2000        13,970         15,759         11,784         15,086
          2000        13,313         15,254         11,805         14,605
          2000        12,132         14,650         11,811         13,869
          2000        12,279         14,933         11,805         14,167
          2001        13,272         16,052         11,879         15,092
          2001        13,284         16,265         11,927         15,177
          2001        12,692         15,882         11,954         14,783
          2001        12,411         15,685         12,001         14,658
          2001        12,549         15,967         12,056         14,827
          2001        12,108         15,519         12,076         14,484
          2001        12,141         15,748         12,042         14,608
          2001        12,262         15,933         12,042         14,727
          2001        11,431         14,863         12,096         13,748
          2001        11,784         15,230         12,056         14,102
          2001        12,094         15,786         12,035         14,563
          2001        12,067         15,721         11,988         14,515
          2002        12,222         15,831         12,015         14,575
          2002        11,949         15,610         12,062         14,386
          2002        12,189         15,985         12,130         14,663
          2002        12,289         16,235         12,198         14,823
          2002        12,057         16,151         12,198         14,717
          2002        11,269         14,960         12,205         13,986
          2002        10,815         14,307         12,219         13,540
          2002        10,938         14,715         12,259         13,725
          2002        10,740         14,521         12,280         13,528
          2002        10,617         14,395         12,310         13,477
          2002        11,270         15,286         12,310         14,204
          2002        11,225         15,500         12,283         14,324
          2003        11,543         16,016         12,337         14,598
          2003        11,733         16,213         12,432         14,783
          2003        12,074         16,680         12,507         15,121
          2003        12,654         17,669         12,480         15,855
          2003        12,735         17,851         12,460         15,984
          2003        13,111         18,365         12,473         16,385
          2003        12,981         18,163         12,487         16,218
          2003        13,165         18,372         12,534         16,422
          2003        13,499         18,874         12,575         16,810
          2003        13,802         19,255         12,561         17,138
          2003        13,941         19,547         12,527         17,340
          2003        14,266         19,990         12,514         17,746
          2004        14,491         20,371         12,575         17,999
          2004        14,467         20,320         12,643         17,947
          2004        14,539         20,458         12,724         18,037
April 30, 2004       $14,489        $20,319        $12,765        $17,981

Average Annual Total Returns/1/
As of April 30, 2004

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge     14.50%          0.03%             4.26%
with sales charge         9.30%         (0.89)%            3.77%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge     13.65%         (0.69)%            0.16%
with sales charge         9.65%         (0.69)%            0.16%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value          14.99%          0.34%             1.06%

Footnotes read:

**   As you compare performance, please note that the Fund's
     performance reflects the maximum 4.5% sales charge,
     while the Lehman Brothers High Yield Bond Index and the
     Consumer Price Index do not reflect any such charges.
     If you were to purchase any of the above individual
     stocks or funds represented in these Indexes, any
     charges you would pay would reduce your total return as
     well.

***  The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment
     grade bonds. It is not possible to invest directly in
     the Index. The performance of the Index does not
     reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. Current performance
     may be lower or higher than the performance data
     quoted. Call 800-THRIVENT or visit www.thrivent.com for
     more current performance results. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. The prospectus
     contains more complete information on the objectives,
     risks, charges and expenses of the investment company
     which investors should read and consider carefully
     before investing. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood
Income Fund

[PHOTOs OMITTED: MICHAEL G. LANDREVILLE AND ALAN D. ONSTAD]

Michael G. Landreville (left) and Alan D. Onstad (right), Portfolio
Co-Managers

The Lutheran Brotherhood Income Fund seeks high current income while preserving principal and, secondarily, long term growth of capital by investing primarily in investment-grade intermediate and long-term fixed income securities.

Corporate bonds continued their strong performance, benefiting from a renewed economy and surging profit environment. For the six-month period ended April 30, 2004, the LB Income Fund posted a 1.63% rate of return. During the same period the Fund's Lipper Inc. peer group of similar fixed-income funds earned a 1.71% median return, while its market benchmark, the Lehman Aggregate Bond Index, returned 1.25%.

Corporate Risk-Premiums Tighten

In 2003, corporate bonds bounced back from the effects of corporate accounting scandals and a sluggish economy to post strong returns for fixed-income investors. That trend continued throughout the six-month period as corporate bonds performed well and handily outperformed comparable maturity treasury securities.

In addition to improved corporate balance sheets and a move toward more conservative financial structures, the impetus for the positive corporate performance was near-record tightening of corporate risk premiums. The Fund's overweighted position in corporate bonds, in particular BBB-rated corporate bonds, therefore, was primarily responsible for its outperformance of its Lehman Brothers market benchmark.

Another factor in the Fund's ability to outperform its benchmark was its overweighting in treasury index protected securities (TIPS) and
BB-rated investment securities, which also performed well throughout the period. The Fund's duration, which had little effect on returns, remained relatively short and comparable to its Lehman Index.

An underweighted stance in mortgage-backed securities, which produced solid returns during the period, was the primary factor in the Fund's slight underperformance relative to its Lipper Inc. peer group. A considerable emphasis on BBB-rated corporate bonds also aided performance of the peer group relative to the LB Income Fund.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                  38.2%
Aa                    1.8%
A                    13.1%
Baa                  29.9%
Ba                   13.2%
B                     2.8%
Caa                   0.0%
Ca                    0.0%
C                     0.0%
D                     0.0%
Not Rated             1.0%

Top 10 Holdings
(% of Portfolio)

Lehman Brothers, Inc.                     3.8%
Federal National Mortgage Association     2.7%
Federal National Mortgage Association     2.7%
U.S. Treasury Inflation Indexed Bonds     2.1%
U.S. Treasury Bonds                       1.6%
U.S. Treasury Notes                       1.6%
U.S. Treasury Notes                       1.3%
Federal Home Loan Mortgage Corporation    1.3%
CPL Transition Funding, LLC               1.0%
Student Loan Marketing Association        1.0%

These long term fixed income securities represent 19.1% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio
Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

Recent U.S. economic data has generally exceeded expectations. Most notable were April's employment figures, which posted their biggest gain -- 308,000 new jobs -- since April 2000, and retail sales, which gained 1.8% on top of February's 1.0% jump. Housing starts, new home sales and existing home sales all surpassed their forecasts. In March, the Consumer Price Index and Producer Price Index both rose 0.5%. In fact, the only notable negative surprise was 4.2% Gross Domestic
Product growth in the first quarter of 2004, which lagged a lofty expectation of 5.0%.

With the economy continuing to show signs of improvement, it's likely that many companies will deem that increased demand is permanent. At the same time, these same positive signs will compel the Federal
Reserve Board to begin moving into a tightening mode in the coming months and take action to raise interest rates. Risk premiums, which have been stable in recent months, will likely chop around in a rather confined range, somewhat limiting returns.

Our ongoing strategy is to stay neutral in terms of corporate bond holdings and try to remain conservative or at least maintain a somewhat shorter than average duration for the portfolio to help insulate the Fund from the effects of rising interest rates. We also will reduce the Fund's exposure to TIPS because we believe that their recent strong gains may be exhausted.

As always, a fixed-income investment is best viewed in the context of an overall long-term diversified investment plan.

                                         Portfolio Facts
                                       As of April 30, 2004
                        A Share               B Share       Institutional Share
                    --------------        --------------    -------------------
Ticker                       LUBIX                 LUIBX                  LBIIX
Transfer Agent ID               55                   355                    455
Net Assets            $586,545,308           $27,452,462            $28,119,746
NAV                          $8.70                 $8.68                  $8.69
NAV -- High+     3/9/2004 -- $8.98     3/9/2004 -- $8.96      3/9/2004 -- $8.98
NAV -- Low+    11/11/2003 -- $8.68    11/7/2003 -- $8.66    11/10/2003 -- $8.67
Number of Holdings: 162          + For the six months ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                                Lipper
                                 Lehman                         Median
                      LB         Brothers         Consumer      Corporate Debt
                      Income     Aggregate        Price         Funds BBB-Rated
  Date                Fund       Bond Index**     Index***      Funds
-------------------------------------------------------------------------------
April 30, 1994         9,550         10,000         10,000         10,000
          1994         9,523          9,999         10,007          9,969
          1994         9,460          9,976         10,041          9,935
          1994         9,664         10,175         10,068         10,111
          1994         9,659         10,187         10,109         10,114
          1994         9,480         10,037         10,136          9,956
          1994         9,440         10,028         10,142          9,928
          1994         9,447         10,006         10,156          9,908
          1994         9,545         10,075         10,156          9,979
          1995         9,732         10,275         10,197         10,149
          1995         9,944         10,519         10,237         10,380
          1995        10,011         10,583         10,271         10,450
          1995        10,164         10,731         10,305         10,592
          1995        10,600         11,147         10,326         11,036
          1995        10,681         11,228         10,346         11,111
          1995        10,602         11,203         10,346         11,061
          1995        10,747         11,338         10,373         11,200
          1995        10,842         11,449         10,393         11,313
          1995        11,000         11,598         10,427         11,473
          1995        11,172         11,771         10,421         11,650
          1995        11,341         11,937         10,414         11,825
          1996        11,400         12,016         10,475         11,880
          1996        11,137         11,807         10,509         11,634
          1996        11,015         11,725         10,563         11,538
          1996        10,944         11,659         10,604         11,452
          1996        10,925         11,635         10,624         11,429
          1996        11,066         11,792         10,631         11,563
          1996        11,087         11,824         10,651         11,587
          1996        11,028         11,804         10,672         11,559
          1996        11,237         12,010         10,706         11,763
          1996        11,502         12,276         10,739         12,021
          1996        11,686         12,486         10,760         12,243
          1996        11,592         12,370         10,760         12,112
          1997        11,628         12,408         10,794         12,134
          1997        11,663         12,439         10,828         12,169
          1997        11,491         12,301         10,855         12,019
          1997        11,639         12,485         10,868         12,184
          1997        11,746         12,603         10,862         12,288
          1997        11,920         12,753         10,875         12,438
          1997        12,265         13,096         10,889         12,802
          1997        12,129         12,985         10,909         12,658
          1997        12,321         13,176         10,936         12,850
          1997        12,427         13,367         10,963         13,016
          1997        12,476         13,429         10,957         13,068
          1997        12,561         13,564         10,943         13,196
          1998        12,742         13,738         10,963         13,367
          1998        12,748         13,728         10,984         13,343
          1998        12,813         13,775         11,004         13,383
          1998        12,878         13,847         11,024         13,444
          1998        12,989         13,978         11,045         13,576
          1998        13,115         14,097         11,058         13,689
          1998        13,121         14,127         11,072         13,695
          1998        13,187         14,357         11,085         13,882
          1998        13,559         14,693         11,099         14,192
          1998        13,473         14,615         11,126         14,048
          1998        13,634         14,698         11,126         14,149
          1998        13,679         14,742         11,119         14,199
          1999        13,804         14,847         11,147         14,304
          1999        13,491         14,588         11,160         13,991
          1999        13,569         14,669         11,194         14,076
          1999        13,600         14,716         11,275         14,103
          1999        13,394         14,587         11,275         13,941
          1999        13,331         14,540         11,275         13,868
          1999        13,283         14,478         11,309         13,810
          1999        13,251         14,471         11,337         13,775
          1999        13,380         14,639         11,391         13,909
          1999        13,380         14,693         11,411         13,921
          1999        13,397         14,692         11,418         13,921
          1999        13,339         14,621         11,418         13,846
          2000        13,290         14,573         11,445         13,808
          2000        13,455         14,749         11,513         13,950
          2000        13,622         14,944         11,608         14,128
          2000        13,538         14,901         11,615         14,021
          2000        13,472         14,894         11,621         13,965
          2000        13,810         15,204         11,689         14,249
          2000        13,929         15,342         11,710         14,370
          2000        14,117         15,565         11,723         14,561
          2000        14,152         15,662         11,784         14,636
          2000        14,186         15,766         11,805         14,695
          2000        14,377         16,024         11,811         14,927
          2000        14,703         16,321         11,805         15,224
          2001        15,020         16,588         11,879         15,474
          2001        15,163         16,733         11,927         15,615
          2001        15,198         16,817         11,954         15,680
          2001        15,091         16,747         12,001         15,577
          2001        15,163         16,848         12,056         15,665
          2001        15,198         16,911         12,076         15,724
          2001        15,524         17,290         12,042         16,079
          2001        15,670         17,488         12,042         16,253
          2001        15,743         17,691         12,096         16,387
          2001        16,065         18,062         12,056         16,717
          2001        15,872         17,813         12,035         16,499
          2001        15,734         17,699         11,988         16,372
          2002        15,818         17,843         12,015         16,474
          2002        15,916         18,016         12,062         16,601
          2002        15,733         17,716         12,130         16,317
          2002        15,963         18,059         12,198         16,607
          2002        16,062         18,213         12,198         16,738
          2002        16,067         18,371         12,205         16,835
          2002        15,938         18,592         12,219         16,994
          2002        16,191         18,906         12,259         17,276
          2002        16,388         19,212         12,280         17,538
          2002        16,105         19,124         12,310         17,389
          2002        16,168         19,119         12,310         17,426
          2002        16,507         19,514         12,283         17,795
          2003        16,600         19,531         12,337         17,877
          2003        16,868         19,801         12,432         18,159
          2003        16,920         19,785         12,507         18,165
          2003        17,232         19,949         12,480         18,481
          2003        17,581         20,320         12,460         18,926
          2003        17,615         20,280         12,473         18,921
          2003        17,112         19,598         12,487         18,247
          2003        17,207         19,728         12,534         18,378
          2003        17,625         20,250         12,575         18,908
          2003        17,562         20,062         12,561         18,777
          2003        17,617         20,109         12,527         18,865
          2003        17,840         20,314         12,514         19,092
          2004        17,998         20,478         12,575         19,250
          2004        18,155         20,699         12,643         19,424
          2004        18,279         20,855         12,724         19,575
April 30, 2004       $17,849        $20,312        $12,765        $19,060

Average Annual Total Returns/1/
As of April 30, 2004

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge      3.58%          5.59%             6.45%
with sales charge        (1.07)%         4.61%             5.97%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge      2.81%          4.81%             5.10%
with sales charge        (1.18)%         4.81%             5.10%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value           4.00%          5.90%             6.03%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 4.5% sales charge,
    while the Lehman Brothers Aggregate Bond Index and the
    Consumer Price Index do not reflect any such charges.
    If you were to purchase any of the above individual
    stocks or funds represented in these Indexes, any
    charges you would pay would reduce your total return as
    well.

**  The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is
    not possible to invest directly in the Index. The
    performance of the Index does not reflect deductions
    for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood
Municipal Bond Fund

[PHOTO OMITTED: JANET I. GRANGAARD]

Janet I. Grangaard, Portfolio Manager

The Lutheran Brotherhood Municipal Bond Fund seeks high current income that is exempt from federal income tax by investing in
investment-grade municipal bonds.*

The continued strong performance of low-quality bonds helped pace modest gains in the municipal bond market in the six-month period ended April 30, 2004. Against a backdrop of record supply highs in
2003 and the first quarter of 2004, the LB Municipal Bond Fund performed in line with the median return of its Lipper Inc. peer group of similar national municipal bond funds, producing an identical 0.90%
return. The Fund's benchmark, the Lehman Municipal Bond Index returned
1.19%.

Low Quality Takes Off

The performance of non-investment-grade municipal securities has continued to dominate the bond market headlines. After bouncing in the third quarter of 2003, these lower-quality bonds maintained a precipitous rise throughout much of the period.

Within this lower-quality realm, the airline sector, in particular, was the biggest winner. Following poor performance for much of 2002 and 2003 due to bankruptcy fears and the anticipation of war, airport bonds, issued on the behalf of certain airlines, rebounded with authority as it became clear that Americans were taking to the skies again.

While the Fund's underperformance relative to its Lehman Index can be partially attributed to its relatively short duration, the primary contributing factor is the performance of these lower-quality bonds.
Like most institutional investors, the LB Municipal Bond Fund eschews such low-quality names, which often reflect companies with problematic balance sheets and little or no earnings.

Clearly, the inability to participate in the low-quality rally (the airline sector, for example, offered no available investment-grade credits) hurt the Fund during the period, just as it has helped it in the past. Over a longer-term horizon, we believe this emphasis on higher-quality names will produce returns consistent with the Fund's peers even as it avoids exposure to the risk associated with low-quality options. In fact, while lower-quality names continued to outperform through the end of the period, the gap narrowed
considerably.

The Fund benefited from a general tightening of spreads throughout the period as we added BBB- and BAA-rated securities in bulk portfolios.
The Fund also garnered positive returns from the performance of the hospital sector and industrial revenue bonds, which we've been adding to the portfolio for the past year. In addition, the Fund's increased exposure to uninsured California general obligation bonds has produced strong returns.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                  60.2%
Aa                   15.1%
A                     8.6%
Baa                  15.4%
Ba                    0.1%
B                     0.1%
Caa                   0.0%
Ca                    0.0%
C                     0.0%
D                     0.0%
Not Rated             0.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

General Obligation                20.6%
Health Care                       15.0%
Escrowed/Pre-refunded             11.6%
Electric Revenue                  10.1%
Water and Sewer                    9.4%
Transportation                     7.5%
Special Tax Revenue                7.5%
Education                          6.2%
Miscellaneous Municipals           6.0%
Other Municipals                   6.1%

Top 10 States
(% of Portfolio)

Texas                 11.0%
California            10.0%
New York               6.5%
Illinois               6.0%
Georgia                5.0%
Minnesota              4.8%
Washington             4.7%
Colorado               4.5%
Michigan               4.3%
Ohio                   4.0%

These long term fixed income securities represent 60.8% of the total investment portfolio.

Footnotes read:

*Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio
Composition and Top 10 States are subject to change.

Outlook

We believe that economic growth will lead to stability and eventual improvement in the creditworthiness of many issuers. Therefore, we have been adding selected BAA-rated securities to the portfolio --
both for the yield advantage offered by lower-rated names as well as the potential performance rewards from risk-premium tightening.

We believe municipal bond supplies will drop as rates rise, leaving many states with real shortages of bonds. When that occurs, our goal is to have a position in those states so we can feed bonds into the retail market at advantageous prices for our shareholders, while we replace them with more plentiful options.

We will maintain a shorter duration for the Fund to mitigate the effects of an interest rate hike that appears more likely than at any time in years. We will continue to manage the Fund with very little cash due to the opportunity cost of holding cash in such a steep yield curve environment.

Even as interest rates rise, the LB Municipal Bond Fund offers a high-quality, modest-risk investment alternative.

                                        Portfolio Facts
                                      As of April 30, 2004
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LUBMX                 LBBBX                 LBBIX
Transfer Agent ID               57                   357                   457
Net Assets            $629,494,582           $22,914,089            $2,685,040
NAV                          $8.94                 $8.91                 $8.94
NAV -- High+     3/9/2004 -- $9.32     3/9/2004 -- $9.29     3/9/2004 -- $9.32
NAV -- Low+     4/29/2004 -- $8.94    4/29/2004 -- $8.91    4/29/2004 -- $8.94
Number of Holdings: 244          + For the six months ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**/1/
                                    Lehman                       Lipper
                                    Brothers                     Median
                     LB             Municipal     Consumer       General
                     Municipal      Bond          Price          Municipal
  Date               Bond Fund      Index***      Index****      Debt Funds
------------------------------------------------------------------------------
April 30, 1994         9,550         10,000         10,000         10,000
          1994         9,641         10,087         10,007         10,090
          1994         9,568         10,025         10,041         10,025
          1994         9,743         10,209         10,068         10,201
          1994         9,776         10,244         10,109         10,227
          1994         9,643         10,094         10,136         10,062
          1994         9,449          9,915         10,142          9,870
          1994         9,268          9,735         10,156          9,666
          1994         9,482          9,950         10,156          9,902
          1995         9,771         10,234         10,197         10,196
          1995        10,086         10,532         10,237         10,499
          1995        10,193         10,653         10,271         10,594
          1995        10,203         10,665         10,305         10,593
          1995        10,546         11,006         10,326         10,923
          1995        10,407         10,909         10,346         10,804
          1995        10,479         11,013         10,346         10,873
          1995        10,611         11,152         10,373         10,993
          1995        10,693         11,223         10,393         11,059
          1995        10,863         11,386         10,427         11,229
          1995        11,085         11,575         10,421         11,444
          1995        11,206         11,686         10,414         11,571
          1996        11,289         11,774         10,475         11,625
          1996        11,193         11,695         10,509         11,534
          1996        11,006         11,546         10,563         11,350
          1996        10,948         11,513         10,604         11,300
          1996        10,941         11,508         10,624         11,301
          1996        11,054         11,634         10,631         11,408
          1996        11,154         11,739         10,651         11,510
          1996        11,148         11,736         10,672         11,501
          1996        11,315         11,901         10,706         11,666
          1996        11,442         12,035         10,739         11,791
          1996        11,664         12,255         10,760         11,999
          1996        11,592         12,204         10,760         11,947
          1997        11,613         12,227         10,794         11,948
          1997        11,716         12,339         10,828         12,052
          1997        11,561         12,175         10,855         11,895
          1997        11,638         12,277         10,868         11,993
          1997        11,810         12,461         10,862         12,164
          1997        11,928         12,594         10,875         12,295
          1997        12,280         12,943         10,889         12,665
          1997        12,137         12,822         10,909         12,515
          1997        12,326         12,974         10,936         12,666
          1997        12,390         13,057         10,963         12,743
          1997        12,469         13,134         10,957         12,815
          1997        12,674         13,325         10,943         13,018
          1998        12,810         13,463         10,963         13,138
          1998        12,804         13,467         10,984         13,130
          1998        12,798         13,479         11,004         13,133
          1998        12,735         13,418         11,024         13,049
          1998        12,945         13,631         11,045         13,264
          1998        12,997         13,684         11,058         13,308
          1998        13,020         13,719         11,072         13,327
          1998        13,233         13,931         11,085         13,533
          1998        13,417         14,104         11,099         13,695
          1998        13,396         14,104         11,126         13,644
          1998        13,435         14,153         11,126         13,685
          1998        13,459         14,189         11,119         13,709
          1999        13,616         14,358         11,147         13,862
          1999        13,521         14,295         11,160         13,770
          1999        13,530         14,315         11,194         13,772
          1999        13,554         14,350         11,275         13,804
          1999        13,457         14,267         11,275         13,724
          1999        13,254         14,062         11,275         13,527
          1999        13,309         14,113         11,309         13,576
          1999        13,181         14,000         11,337         13,414
          1999        13,190         14,006         11,391         13,381
          1999        13,045         13,854         11,411         13,186
          1999        13,178         14,002         11,418         13,315
          1999        13,048         13,897         11,418         13,187
          2000        12,979         13,837         11,445         13,086
          2000        13,130         13,997         11,513         13,259
          2000        13,423         14,303         11,608         13,552
          2000        13,337         14,219         11,615         13,461
          2000        13,268         14,145         11,621         13,361
          2000        13,612         14,520         11,689         13,699
          2000        13,814         14,722         11,710         13,883
          2000        14,033         14,948         11,723         14,098
          2000        13,929         14,871         11,784         14,012
          2000        14,101         15,033         11,805         14,156
          2000        14,209         15,147         11,811         14,247
          2000        14,579         15,521         11,805         14,625
          2001        14,720         15,675         11,879         14,725
          2001        14,763         15,725         11,927         14,780
          2001        14,889         15,866         11,954         14,906
          2001        14,699         15,694         12,001         14,697
          2001        14,860         15,863         12,056         14,856
          2001        14,970         15,969         12,076         14,973
          2001        15,200         16,205         12,042         15,202
          2001        15,464         16,472         12,042         15,471
          2001        15,423         16,417         12,096         15,369
          2001        15,621         16,612         12,056         15,541
          2001        15,477         16,473         12,035         15,376
          2001        15,299         16,317         11,988         15,209
          2002        15,568         16,600         12,015         15,443
          2002        15,765         16,800         12,062         15,630
          2002        15,407         16,471         12,130         15,322
          2002        15,711         16,792         12,198         15,597
          2002        15,806         16,895         12,198         15,684
          2002        15,988         17,073         12,205         15,842
          2002        16,190         17,293         12,219         16,043
          2002        16,374         17,500         12,259         16,215
          2002        16,719         17,884         12,280         16,579
          2002        16,388         17,587         12,310         16,235
          2002        16,306         17,514         12,310         16,157
          2002        16,641         17,884         12,283         16,527
          2003        16,577         17,839         12,337         16,433
          2003        16,803         18,089         12,432         16,682
          2003        16,794         18,100         12,507         16,694
          2003        16,932         18,219         12,480         16,828
          2003        17,308         18,645         12,460         17,238
          2003        17,227         18,566         12,473         17,136
          2003        16,626         17,916         12,487         16,509
          2003        16,742         18,050         12,534         16,635
          2003        17,205         18,580         12,575         17,122
          2003        17,105         18,487         12,561         17,023
          2003        17,245         18,680         12,527         17,217
          2003        17,377         18,835         12,514         17,349
          2004        17,460         18,942         12,575         17,428
          2004        17,717         19,228         12,643         17,694
          2004        17,654         19,160         12,724         17,592
April 30, 2004       $17,259        $18,706        $12,765        $17,173

Average Annual Total Returns/1/
As of April 30, 2004

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge      1.93%          4.95%             6.10%
with sales charge        (2.62)%         4.00%             5.60%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge      1.16%          4.16%             4.61%
with sales charge        (2.72)%         4.16%             4.61%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value           2.35%          5.17%              5.46%

Footnotes read:

**   As you compare performance, please note that the Fund's
     performance reflects the maximum 4.5% sales charge,
     while the Lehman Brothers Municipal Bond Index and the
     Consumer Price Index do not reflect any such charges.
     If you were to purchase any of the above individual
     stocks or funds represented in these Indexes, any
     charges you would pay would reduce your total return as
     well.

***  The Lehman Brothers Municipal Bond Index is a market
     value-weighted index of investment grade municipal
     bonds with maturities of one year or more. It is not
     possible to invest directly in the Index. The
     performance of the Index does not reflect deductions
     for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. Current performance
     may be lower or higher than the performance data
     quoted. Call 800-THRIVENT or visit www.thrivent.com for
     more current performance results. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. The prospectus
     contains more complete information on the objectives,
     risks, charges and expenses of the investment company
     which investors should read and consider carefully
     before investing. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood
Limited Maturity Bond Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, Portfolio Manager

The Lutheran Brotherhood Limited Maturity Bond Fund seeks a high level of current income with stability of principal by investing primarily in high-quality intermediate and shorter-term-bonds.

Increasingly positive economic news paired with renewed corporate financial health led the way to solid returns for corporate bond investors during the six-month period ended April 30, 2004. For the period, the LB Limited Maturity Bond Fund produced an average return of 0.84%, ahead of the 0.79% median return of its Lipper Inc. peer group of similar short- to intermediate-maturity bond funds, and in line with the 0.85% return of its market benchmark, the Lehman
Government/Corporate 1-5 Year Index.

Corporate Bonds Continue Climb

The consistently strong performance of corporate bonds in the somewhat distant wake of corporate accounting scandals and economic malaise continued throughout the six-month period. Corporate bonds handily outperformed comparable maturity treasury securities on the strength of improved corporate balance sheets and more conservative financial
foundations.Corporate bonds also derived a clear benefit from near-record tightening of corporate risk premiums. The Fund's historical overweighted stance in corporate bonds, in particular BBB-rated corporate bonds, therefore, was primarily responsible for its outperformance of its Lipper Inc. peer group.

A strategic overweighting in high-yield holdings and Treasury
Inflation Protected Securities (TIPS) also provided a springboard to higher returns during the period. The Fund's duration, which had little effect on returns, remained relatively short and comparable to that of its market benchmark.

The Fund's emphasis on higher quality bonds did dampen returns somewhat as lower quality names continued to produce positive gains.
An underweighted position in mortgage-backed securities, which produced solid returns during the period, was an area of slight underperformance for the period.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                  57.4%
Aa                    6.1%
A                    12.2%
Baa                  17.4%
Ba                    5.4%
B                     1.0%
Caa                   0.0%
Ca                    0.0%
C                     0.0%
D                     0.0%
Not Rated             0.5%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association     5.3%
U.S. Treasury Notes                       5.0%
U.S. Treasury Notes                       4.6%
U.S. Treasury Notes                       3.6%
Federal National Mortgage Association     1.9%
Federal Home Loan Mortgage Corporation    1.8%
Morgan Stanley and Company                1.7%
U.S. Treasury Inflation Indexed Bonds     1.4%
U.S. Treasury Notes                       1.2%
U.S. Department of Housing and
Urban Development                         0.6%

These long term fixed income securities represent 27.1% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio
Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

The many positive signs in U.S. economic data have the power to both help and hinder the bond market. April's employment figures posted their biggest gain -- 308,000 new jobs -- since April 2000, and retail sales, which gained 1.8% on top of February's 1.0% jump. Housing starts, new home sales and existing home sales all surpassed their forecasts. In March, the Consumer Price Index and Producer Price Index
both rose 0.5%. In fact, the only notable negative surprise was 4.2%
Gross Domestic Product growth in the first quarter of 2004, which lagged a lofty expectation of 5.0%.

On a positive note, it's likely that many companies will deem that increased demand is permanent, perhaps spurring new investment. At the same time, these same positive signs will likely compel the Federal
Reserve Board to begin moving into a tightening mode in the coming months and take action to raise interest rates. In response, risk premiums, which have been stable in recent months, will likely chop around in a rather confined range, somewhat limiting returns.

Our ongoing strategy is to remain neutral in terms of corporate bond holdings. The Fund's relatively short duration should provide sound protection from the effects of rising interest rates. Because their recent strong gains may be exhausted, we also plan to make a strategic reduction in the Fund's TIPS exposure.

In the context of an overall long-term diversified investment plan, a fixed-income investment remains an attractive option.

                                         Portfolio Facts
                                      As of April 30, 2004
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                      LBLAX                    N/A                    N/A
Transfer Agent ID              76                    376                    476
Net Assets           $105,373,336             $6,138,912            $15,025,547
NAV                        $12.87                 $12.87                 $12.87
NAV -- High+   3/9/2004 -- $13.17     3/9/2004 -- $13.17     3/9/2004 -- $13.17
NAV -- Low+   4/29/2004 -- $12.87    4/29/2004 -- $12.87    4/29/2004 -- $12.86
Number of Holdings: 154          + For the six months ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares/1/

                                                                   Lipper
                                    Lehman                         Median
                                    Brothers                       Short/
                                    Government/                    Intermediate
                      LB Limited    Corporate       Consumer       Investment
                      Maturity      1-5 Year        Price          Grade
  Date                Bond Fund     Bond Index*     Index**        Debt Funds
------------------------------------------------------------------------------
October 31, 1999        10,000         10,000         10,000         10,000
            1999        10,036         10,017         10,006         10,017
            1999         9,994         10,009         10,006         10,003
            2000         9,942          9,989         10,030          9,969
            2000        10,035         10,065         10,089         10,043
            2000        10,115         10,139         10,172         10,134
            2000        10,102         10,141         10,178         10,116
            2000        10,114         10,172         10,184         10,125
            2000        10,292         10,312         10,244         10,289
            2000        10,344         10,385         10,262         10,354
            2000        10,446         10,484         10,273         10,458
            2000        10,497         10,582         10,327         10,553
            2000        10,519         10,627         10,345         10,586
            2000        10,624         10,743         10,351         10,709
            2000        10,785         10,902         10,345         10,880
            2001        10,998         11,068         10,410         11,041
            2001        11,058         11,158         10,452         11,136
            2001        11,150         11,250         10,476         11,213
            2001        11,175         11,263         10,517         11,187
            2001        11,230         11,330         10,565         11,246
            2001        11,273         11,373         10,583         11,286
            2001        11,432         11,557         10,553         11,497
            2001        11,529         11,651         10,553         11,591
            2001        11,627         11,842         10,600         11,734
            2001        11,763         11,987         10,565         11,875
            2001        11,708         11,914         10,547         11,755
            2001        11,650         11,888         10,505         11,703
            2002        11,712         11,932         10,529         11,745
            2002        11,774         12,005         10,571         11,821
            2002        11,669         11,884         10,630         11,683
            2002        11,811         12,051         10,681         11,833
            2002        11,905         12,146         10,681         11,929
            2002        11,928         12,251         10,687         11,992
            2002        11,917         12,398         10,699         12,098
            2002        12,009         12,509         10,735         12,228
            2002        12,140         12,673         10,752         12,380
            2002        12,058         12,671         10,779         12,348
            2002        12,047         12,654         10,779         12,336
            2002        12,219         12,854         10,755         12,537
            2003        12,258         12,861         10,803         12,540
            2003        12,384         12,980         10,886         12,682
            2003        12,402         13,003         10,951         12,691
            2003        12,530         13,066         10,928         12,763
            2003        12,685         13,215         10,910         12,922
            2003        12,712         13,230         10,922         12,924
            2003        12,515         13,045         10,934         12,688
            2003        12,540         13,051         10,975         12,712
            2003        12,734         13,270         11,011         12,937
            2003        12,698         13,184         10,999         12,854
            2003        12,705         13,185         10,969         12,863
            2003        12,807         13,285         10,957         12,957
            2004        12,863         13,337         11,011         13,015
            2004        12,960         13,441         11,070         13,105
            2004        13,031         13,516         11,142         13,175
  April 30, 2004       $12,804        $13,296        $11,177        $12,952

Average Annual Total Returns/1/
As of April 30, 2004
                                                            From
                                                       Inception
Class A                               1-Year          10/29/1999
----------------------------------------------------------------
without sales charge                   2.18%               5.64%

                                                            From
                                                       Inception
Class B                               1-Year          10/29/1999
----------------------------------------------------------------
without sales charge                   1.98%               5.58%

                                                            From
                                                       Inception
Institutional Class2/                 1-Year          10/29/1999
----------------------------------------------------------------
Net Asset Value                        2.44%               5.93%

Footnotes read:

*  The Lehman Brothers Government/Corporate 1-5 Year Bond Index is an
   index which measures the performance of corporate and
   government U.S. bonds with maturities of one to five
   years. It is not possible to invest directly in the
   Index. The performance of the Index does not reflect
   deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products
   and services, including housing, electricity, food and
   transportation. It is not possible to invest directly
   in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more
   or less than their original cost. Current performance
   may be lower or higher than the performance data
   quoted. Call 800-THRIVENT or visit www.thrivent.com for
   more current performance results. At various times, the
   Fund's adviser waived its management fee and/or
   reimbursed Fund expenses. Had the adviser not done so,
   the Fund's total returns would have been lower. The
   returns shown do not reflect taxes a shareholder would
   pay on distributions or redemptions. The prospectus
   contains more complete information on the objectives,
   risks, charges and expenses of the investment company
   which investors should read and consider carefully
   before investing. Please read your prospectus
   carefully.

/2/Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood
Money Market Fund

[PHOTO OMITTED: WILLIAM D. STOUTEN]

William D. Stouten, Portfolio Manager

The Lutheran Brotherhood Money Market Fund seeks the maximum current income that is consistent with stability of principal and maintenance of liquidity by investing in high quality short-term debt securities.*

Money market yields declined along with overall short-term interest rates for the six-month period ended April 30, 2004. The LB Money
Market Fund provided investors with a return of 0.20%, while the
Fund's Lipper Inc. peer group earned a median return of 0.17%.

Federal Reserve Policy

After 13 cuts in the overnight federal funds target interest rate since the beginning of 2001, the rate dropped to 1% in June 2003 --
its lowest level in more than 40 years. The Federal Reserve Board left its target for the rate at 1% during this reporting period. The Fed appears to believe that maintaining its accommodative monetary policy will continue to support strong underlying growth in the economy --
and that the risks of an overheating economy and a languishing one are about equal.

The average maturity length of the Fund's holdings was slightly shorter than our peer group for most of the period, reflecting our anticipation of better economic news that would push up longer-term rates and allow us to take advantage of higher yields. Last October, longer-term rates did rise, and we lengthened average maturities in the Fund to better align them with that of our Lipper Inc. peer group.
Also to increase the Fund's yield, we boosted our exposure to variable-rate securities, which generally provide higher yields than commercial paper equivalents. Both of these strategies contributed to our performance over the period.

The Fund's outperformance compared to its Lipper Inc. peer group is an achievement considering our focus on the highest quality money market instruments. Maintaining a portfolio of only the highest quality assets contributes to a slightly lower yield than our peer group, but remains a core part of our conservative investment strategy designed to meet investors' primary objectives of safety and liquidity.

Footnotes read:

*To the extent practicable, the Fund intends to maintain a stable net asset value of $1.00 per share. An investment in the Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

Outlook

We expect the Fed to raise the overnight federal funds target rate in the coming months when it is convinced that the risks of
faster-than-desired economic growth and rising inflation outweigh the risks of faltering growth and falling inflation. As in any interest rate environment, our strategy remains the same: We continue to focus on conservative investments that maximize safety and liquidity for our clients. We are confident that the higher yields and returns historically provided by money market funds eventually will return.

                                       Portfolio Facts
                                     As of April 30, 2004
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LBMXX                  LBBXX                LBIXX
Transfer Agent ID          64 / 70                    370                  470
Net Assets            $462,226,032               $802,744           $7,236,133
NAV                          $1.00                  $1.00                $1.00
Number of Holdings: 54

LB Money Market Fund**
As of April 30, 2004

                         Class A      Class B      Institutional
----------------------------------------------------------------
7-Day Yield               0.35%         0.35%          0.73%
7-Day Effective Yield     0.35%         0.35%          0.73%

Average Annual Total Returns/1/
As of April 30, 2004

Class A                  1-Year         5-Year           10-Year
----------------------------------------------------------------
Net Asset Value           0.32%          2.66%             3.63%

                                                            From
                                                       Inception
Class B                  1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value           0.32%          2.66%             3.11%

                                                            From
                                                       Inception
Institutional Class/2/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value           0.75%          3.06%             3.48%

** Seven-day yields of the Money Market Fund refer to the income generated by an investment in the Fund over a specified
   seven-day period. Effective yields reflect the
   reinvestment of income. Yields are subject to daily
   fluctuation and should not be considered an indication
   of future results.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Current performance may be lower or higher
   than the performance data quoted. Call 800-THRIVENT or
   visit www.thrivent.com for more current performance
   results. At various times, the Fund's adviser waived
   its management fee and/or reimbursed Fund expenses. Had
   the adviser not done so, the Fund's total returns would
   have been lower. The returns shown do not reflect taxes
   a shareholder would pay on distributions or
   redemptions. The prospectus contains more complete
   information on the objectives, risks, charges and
   expenses of the investment company which investors
   should read and consider carefully before investing.
   Please read your prospectus carefully.

/2/Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Opportunity Growth Fund
Schedule of Investments as of April 30,2004 (unaudited)(a)

Shares         Common Stock (77.1%)                                                                                 Value
--------------------------------------------------------------------------------------------------------------------------

Communications Services (1.1%)
--------------------------------------------------------------------------------------------------------------------------
       11,700  Commonwealth Telephone Enterprises, Inc.(b,c)                                                      $487,422
       11,500  EMS Technologies, Inc.(b)                                                                           202,515
       26,800  Millicom Internation Cellular SA(c)                                                                 673,484
        6,600  NII Holdings, Inc.(c)                                                                               231,000
       49,000  Telesystem International Wireless, Inc.(b)                                                          480,200
--------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                     2,074,621
==========================================================================================================================

Consumer Discretionary (14.0%)
--------------------------------------------------------------------------------------------------------------------------
       11,700  99 CENTS Only Stores(b,c)                                                                           231,192
       21,100  Alliance Gaming Corporation(b)                                                                      526,867
       15,800  American Eagle Outfitters, Inc.(b,c)                                                                405,902
       21,800  Central European Media Enterprises Ltd.(b)                                                          396,760
       24,500  Charlotte Russe Holding, Inc.(b)                                                                    403,025
      100,300  Charter Communications, Inc.(b,c)                                                                   401,200
       17,950  Cheesecake Factory, Inc.(b)                                                                         760,182
       16,350  Chico's FAS, Inc.(b,c)                                                                              665,936
       13,100  China Yuchai International, Ltd.(c)                                                                 215,888
       12,812  Christopher & Banks Corporation(c)                                                                  229,207
       13,900  Coach, Inc.                                                                                         592,140
       11,700  Columbia Sportswear Company(b,c)                                                                    622,908
       23,400  Cost Plus, Inc.(b,c)                                                                                847,080
       27,148  Cumulus Media, Inc.(b,c)                                                                            570,651
       10,300  Emmis Communications Corporation(b,c)                                                               241,020
       19,900  Ethan Allen Interiors, Inc.(c)                                                                      827,243
        8,250  Fred's, Inc.(c)                                                                                     153,202
       40,700  Gemstar-TV Guide International, Inc.(b,c)                                                           227,513
       13,800  Genesco, Inc.(b,c)                                                                                  307,050
       10,400  Gentex Corporation(c)                                                                               409,032
       17,700  Getty Images, Inc.(b)                                                                               966,420
        8,000  GTECH Holdings Corporation(c)                                                                       487,360
        8,300  Harman International Industries, Inc.(c)                                                            629,555
       27,150  Hibbett Sporting Goods, Inc.(c)                                                                     659,202
       46,300  Insight Enterprises, Inc.(b)                                                                        775,062
       15,649  Jarden Corporation(c)                                                                               582,143
       19,700  Linens 'n Things, Inc.(b,c)                                                                         639,068
       18,500  Marvel Enterprises, Inc.(c)                                                                         351,315
       10,400  Men's Wearhouse, Inc.(b)                                                                            265,096
       33,900  Oakley, Inc.(c)                                                                                     469,176
       24,205  Pacific Sunwear of California, Inc.                                                                 519,681
       10,800  Panera Bread Company(b,c)                                                                           441,396
       15,400  Papa John's International, Inc.(b,c)                                                                515,130
       17,100  Pennsylvania National Gaming, Inc.(b)                                                               504,279
       14,000  Polo Ralph Lauren Corporation                                                                       484,400
       21,600  ProQuest Company(b,c)                                                                               576,720
       16,600  Quiksilver, Inc.(c)                                                                                 359,058
       22,700  Radio One, Inc.(b,c)                                                                                430,392
       43,300  Restoration Hardware, Inc.(b,c)                                                                     252,006
       13,700  Salem Communications Corporation(b,c)                                                               408,397
       15,700  SBS Broadcasting SA(b)                                                                              494,393
       12,750  SCP Pool Corporation                                                                                512,678
       23,050  Sonic Corporation(b,c)                                                                              743,824
       10,605  Starcraft Corporation(b)                                                                            139,138
       18,000  Station Casinos, Inc.(c)                                                                            811,440
       17,000  Steiner Leisure, Ltd.(b)                                                                            345,610
        3,800  Timberland Company(b)                                                                               238,336
       18,500  Tractor Supply Company                                                                              722,610
       14,000  Tuesday Morning Corporation(b,c)                                                                    412,860
       32,200  Tweeter Home Entertainment Group, Inc.(b,c)                                                         230,874
       22,800  Warnaco Group, Inc.(b)                                                                              436,164
        7,200  Wet Seal, Inc.(b,c)                                                                                  39,672
        3,300  William Lyons Homes, Inc.(b,c)                                                                      290,928
       13,400  Williams-Sonoma, Inc.(b)                                                                            435,232
       15,500  XM Satellite Radio Holdings, Inc.(b,c)                                                              371,380
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     25,574,993
==========================================================================================================================

Consumer Staples (1.0%)
--------------------------------------------------------------------------------------------------------------------------
       15,400  Chattem, Inc.(b,c)                                                                                  416,893
        7,200  Coca-Cola Bottling Company Consolidated                                                             383,040
        8,200  Constellation Brands, Inc.(b,c)                                                                     271,666
       29,000  United Natural Foods, Inc.(c)                                                                       726,450
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                            1,798,049
==========================================================================================================================

Energy (3.5%)
--------------------------------------------------------------------------------------------------------------------------
       22,100  Hydril Company(b)                                                                                   562,666
       12,800  McMoran Exploration Company(b,c)                                                                    202,496
        9,100  Newfield Exploration Company(b)                                                                     479,388
       21,700  Pride International, Inc.(b,c)                                                                      366,079
       22,600  Prima Energy Corporation(b)                                                                         839,138
        8,100  Quicksilver Resources, Inc.(b,c)                                                                    351,945
       13,900  Spinnaker Exploration Company(b)                                                                    495,813
       36,900  St. Mary Land &  Exploration Company                                                              1,333,934
        6,200  Stone Energy Corporation(b,c)                                                                       305,040
       15,700  Unit Corporation(b,c)                                                                               443,525
       25,400  Veritas DGC, Inc.(b,c)                                                                              518,922
       13,900  World Fuel Services Corporation                                                                     588,248
--------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                      6,487,194
==========================================================================================================================

Financials (5.2%)
--------------------------------------------------------------------------------------------------------------------------
       16,849  Affiliated Managers Group, Inc.(c)                                                                  820,546
        2,000  Alexander's, Inc.(b,c)                                                                              311,900
       33,700  Apollo Investment Corporation(b,c)                                                                  463,375
        7,400  Bank of the Ozarks, Inc.(c)                                                                         176,416
        4,300  Cathay General Bancorp(c)                                                                           279,930
        8,225  Doral Financial Corporation(c)                                                                      269,698
        6,600  East West Bancorp, Inc.(c)                                                                          371,778
        7,200  Federal Agricultural Mortgage Corporation(b)                                                        180,216
       20,400  Financial Federal Corporation(b,c)                                                                  638,520
       23,375  First Financial Bankshares, Inc.                                                                    962,349
        6,900  IBERIABANK Corporation(c)                                                                           393,300
       17,500  Investment Technology Group, Inc.(b,c)                                                              250,775
       20,200  Investors Financial Services Corporation(c)                                                         785,174
       12,600  MB Financial, Inc.                                                                                  444,150
       16,700  National Commerce Financial Corporation                                                             444,053
       13,477  New York Community Bancorp, Inc.(c)                                                                 337,868
       23,000  Ohio Casualty Corporation(b)                                                                        451,260
       17,800  ProAssurance Corporation(b,c)                                                                       603,776
       26,400  Texas Capital Bancshares, Inc.(b)                                                                   396,000
       12,750  W.R. Berkley Corporation                                                                            516,375
        7,700  WFS Financial, Inc.(b,c)                                                                            342,958
--------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                  9,440,417
==========================================================================================================================

Health Care (19.2%)
--------------------------------------------------------------------------------------------------------------------------
       18,250  Accredo Health, Inc.(b)                                                                             705,362
        8,450  Advanced Neuromodulation Systems, Inc.(c)                                                           230,262
        9,400  Advisory Board Company(b)                                                                           325,334
        8,700  Affymetrix, Inc.(b,c)                                                                               265,872
       26,700  Alexion Pharmaceuticals, Inc.(b,c)                                                                  601,284
       39,200  Align Technology, Inc.(b,c)                                                                         678,944
       16,700  Alkermes, Inc.(b,c)                                                                                 256,011
       26,000  American Medical Systems Holdings, Inc.(b)                                                          674,960
       24,700  ArthroCare Corporation(b,c)                                                                         580,697
       11,300  Biosite Diagnostics, Inc.(b,c)                                                                      447,706
       20,250  Britesmile, Inc.(c)                                                                                 231,458
       56,200  Bruker BioSciences Corporation(b,c)                                                                 291,678
       67,300  Caliper Life Sciences, Inc.(b,c)                                                                    452,256
       66,400  Candela Corporation(c)                                                                              703,176
       25,900  Caremark Rx, Inc.(b)                                                                                876,715
        8,700  Celgene Corporation(b,c)                                                                            449,703
       20,600  Cell Genesys, Inc.(b,c)                                                                             227,630
        9,000  Cerner Corporation(b,c)                                                                             385,380
       16,000  Community Health Systems, Inc.(b)                                                                   412,640
       51,600  Conceptus, Inc.(b,c)                                                                                593,400
       11,600  Covance, Inc.(b)                                                                                    391,384
       29,400  Cubist Pharmaceuticals, Inc.(b,c)                                                                   292,236
       39,700  Cytyc Corporation(b,c)                                                                              849,580
       14,700  Datascope Corporation(c)                                                                            486,864
       18,400  DaVita, Inc.(b)                                                                                     940,240
       25,100  Dendrite International, Inc.(b,c)                                                                   430,214
       10,100  Dentsply International, Inc.                                                                        489,446
       11,900  Digene Corporation(b,c)                                                                             422,450
       29,900  EPIX Medical, Inc.(b,c)                                                                             733,148
       37,850  First Horizon Pharmaceutical Corporation(b,c)                                                       587,054
        9,900  Flamel Technologies SP ADR(b,c)                                                                     261,261
        7,500  Galen Holdings plc(c)                                                                               420,750
        6,600  Gen-Probe, Inc.(c)                                                                                  220,044
        4,800  Inamed Corporation                                                                                  282,432
       27,100  Inspire Pharmaceuticals, Inc.(b,c)                                                                  445,524
       16,400  Integra Life Sciences Holdings Corporation(b,c)                                                     524,800
       11,000  InterMune, Inc.(b,c)                                                                                162,250
       13,900  IntraBiotics Pharmaceuticals, Inc.(b,c)                                                             184,592
       17,300  Inverness Medical Innovations, Inc.(b,c)                                                            326,105
       12,100  KOS Pharmaceuticals, Inc.(b,c)                                                                      498,036
       20,800  Kyphon, Inc.(b)                                                                                     522,080
       45,400  Lexicon Genetics, Inc.(b)                                                                           320,524
       16,600  LifePoint Hospitals, Inc.(b,c)                                                                      593,616
       22,400  Ligand Pharmaceuticals, Inc.(b,c)                                                                   479,584
       10,600  Martek Biosciences Corporation(b,c)                                                                 672,994
       16,900  Medicines Company(b,c)                                                                              552,799
       11,400  Medicis Pharmaceutical Corporation                                                                  489,288
        8,700  MGI PHARMA, Inc.(b,c)                                                                               537,834
       32,800  MIM Corporation(b,c)                                                                                247,640
       21,400  Nektar Therapeutics(b,c)                                                                            433,350
       22,900  NeoPharm, Inc.(b,c)                                                                                 468,305
       12,900  Neurocrine Biosciences, Inc.(b)                                                                     846,627
       17,500  Noven Pharmaceuticals, Inc.(b)                                                                      343,700
       21,100  NPS Pharmaceuticals, Inc.(b,c)                                                                      528,555
       12,062  Odyssey Healthcare, Inc.(c)                                                                         202,762
       15,400  Onyx Pharmaceuticals, Inc.(b,c)                                                                     759,528
       17,500  OSI Pharmaceuticals, Inc.(b,c)                                                                    1,291,325
        8,400  Oxford Health Plans, Inc.                                                                           457,296
       13,600  Pharmaceutical Product Development, Inc.(b,c)                                                       402,152
       22,400  PolyMedica Corporation(c)                                                                           623,616
       18,100  Priority Healthcare Corporation(b,c)                                                                362,905
       35,200  Province Healthcare Company(b,c)                                                                    562,848
       18,600  QLT, Inc.(b,c)                                                                                      501,642
       26,600  Regeneron Pharmaceuticals, Inc.(b,c)                                                                333,298
       11,100  Roto-Rooter, Inc.                                                                                   537,240
       45,100  Select Medical Corporation(c)                                                                       854,645
       11,900  Sunrise Senior Living, Inc.(b,c)                                                                    376,040
       15,400  SurModics, Inc.(b,c)                                                                                344,652
        5,000  Taro Pharmaceutical Industries, Ltd.(b,c)                                                           216,250
       17,300  Telik, Inc.(b)                                                                                      406,031
       33,300  Tercica, Inc.(b)                                                                                    375,957
        8,900  VistaCare, Inc.(b,c)                                                                                224,191
       15,100  Wilson Greatbatch Technologies, Inc.(b)                                                             520,950
       11,800  Zoll Medical Corporation(b)                                                                         355,416
--------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                35,084,518
==========================================================================================================================

Industrials (7.3%)
--------------------------------------------------------------------------------------------------------------------------
       10,400  Actuant Corporation(c)                                                                              355,472
       31,400  American Superconductor Corporation(b,c)                                                            396,582
       10,200  American Woodmark Corporation(c)                                                                    654,840
       33,000  AMR Corporation(b,c)                                                                                374,550
       10,000  Bright Horizons Family Solutions, Inc.(b,c)                                                         443,700
       23,100  C.H. Robinson Worldwide, Inc.(c)                                                                    948,024
        7,300  Career Education Corporation                                                                        467,200
       15,000  Ceradyne, Inc.(c)                                                                                   428,100
       12,200  ChoicePoint, Inc.(b,c)                                                                              535,824
       40,200  Copart, Inc.(b,c)                                                                                   762,192
        9,700  Corinthian Colleges, Inc.                                                                           297,014
       14,100  Corporate Executive Board Company(c)                                                                728,265
       22,500  CoStar Group, Inc.(b,c)                                                                             887,175
       13,700  Engineered Support Systems, Inc.                                                                    666,231
       32,800  Forward Air Corporation(b)                                                                        1,091,584
       10,200  Hughes Supply, Inc.(c)                                                                              570,078
        5,900  ITT Educational Services, Inc.(b,c)                                                                 237,947
       16,100  J.B. Hunt Transport Services, Inc.(c)                                                               509,726
       13,700  Joy Global, Inc.(c)                                                                                 359,625
       12,700  Mercury Computer Systems, Inc.(b,c)                                                                 284,480
       23,400  Navigant Consulting, Inc.(b,c)                                                                      410,202
       14,900  Stericycle, Inc.(b)                                                                                 712,518
       31,900  Stewart & Stevenson Services, Inc.(c)                                                               509,762
       14,600  United Defense Industries, Inc.(b,c)                                                                505,890
       11,300  Wabash National Corporation(b,c)                                                                    287,133
--------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                13,424,114
==========================================================================================================================

Information Technology (24.4%)
--------------------------------------------------------------------------------------------------------------------------
       65,900  3Com Corporation(b)                                                                                 405,944
       41,812  Activision, Inc.(c)                                                                                 629,689
       14,300  ADTRAN, Inc.(c)                                                                                     350,493
       17,900  Advanced Energy Industries, Inc.(b,c)                                                               236,996
       27,800  Advanced Fibre Communications, Inc.(b)                                                              464,260
       41,300  Advent Software, Inc.(b,c)                                                                          771,484
       44,800  Aeroflex, Inc.(b,c)                                                                                 563,584
       39,200  Agile Software Corporation(b,c)                                                                     295,960
       20,200  Akamai Technologies, Inc.(b,c)                                                                      238,764
       26,400  Altiris, Inc.(b,c)                                                                                  667,920
       23,100  Andrew Corporation(b,c)                                                                             391,545
       20,200  Applied Films Corporation(b,c)                                                                      480,760
       26,600  ASE Test, Ltd.(b,c)                                                                                 165,984
       17,000  Ask Jeeves, Inc.(b,c)                                                                               602,990
       18,800  ASM International NV(b,c)                                                                           382,204
       15,100  ATMI, Inc.(b,c)                                                                                     333,408
       14,800  August Technology Corporation(b)                                                                    195,064
       15,300  Avid Technology, Inc.(b,c)                                                                          733,941
       18,000  Avocent Corporation(b)                                                                              577,620
        6,100  Blue Coat Systems, Inc.(b,c)                                                                        272,005
       52,500  Bookham Technology plc ADR(b,c)                                                                      72,975
       28,300  Brooks Automation, Inc.(b,c)                                                                        470,912
       13,900  Business Objects SA ADR(b,c)                                                                        304,827
       50,400  Cable Design Technologies Corporation(b,c)                                                          429,912
       11,100  CACI International, Inc.(b,c)                                                                       505,050
       22,400  Ceridian Corporation(b)                                                                             478,912
       14,200  CheckFree Corporation(b,c)                                                                          426,568
       13,200  Cognex Corporation                                                                                  419,496
       18,400  Cognizant Technology Solutions Corporation(b,c)                                                     795,984
       15,000  Coherent, Inc.(b,c)                                                                                 366,750
       21,700  Cree, Inc.(b,c)                                                                                     402,535
       15,700  Cymer, Inc.(b,c)                                                                                    502,086
       24,800  Digital River, Inc.(b)                                                                              638,600
       17,000  DSP Group, Inc.(b)                                                                                  421,260
        9,900  DuPont Photomasks, Inc.(b,c)                                                                        204,732
       15,200  eCollege.com, Inc.(b,c)                                                                             274,816
       13,000  Electro Scientific Industries, Inc.(b)                                                              265,720
       27,700  Embarcadero Technologies, Inc.(b,c)                                                                 357,607
       16,500  Emulex Corporation(b,c)                                                                             275,055
       14,100  Equinix, Inc.(b,c)                                                                                  414,399
       22,200  Exar Corporation(b,c)                                                                               338,772
        7,600  F5 Networks, Inc.(b,c)                                                                              193,040
       14,200  Faro Technologies, Inc.(b,c)                                                                        253,470
       15,200  FEI Company(b,c)                                                                                    303,696
       10,900  FLIR Systems, Inc.(c)                                                                               511,319
       37,000  Foundry Networks, Inc.(b)                                                                           418,100
       13,600  Global Payments, Inc.(c)                                                                            652,528
       41,100  Globecomm Systems, Inc.(b)                                                                          242,490
       17,300  Helix Technology Corporation                                                                        304,480
       23,400  Hutchinson Technology, Inc.(b,c)                                                                    575,406
       10,000  Hyperion Solutions Corporation(b,c)                                                                 383,800
       12,400  Integrated Circuit Systems, Inc.(b,c)                                                               293,756
        6,200  Iron Mountain, Inc.(b)                                                                              282,162
       19,800  J2 Global Communication, Inc.(c)                                                                    458,568
       20,900  JDA Software Group, Inc.(b,c)                                                                       274,417
        8,850  Kronos, Inc.(c)                                                                                     322,848
       24,400  Lam Research Corporation(b,c)                                                                       540,216
       29,900  Lexar Media, Inc.(b,c)                                                                              278,070
       11,900  Logitech International ADR(b,c)                                                                     509,915
       13,500  Macrovision Corporation(b,c)                                                                        227,340
        9,500  Magma Design Automation, Inc.(b,c)                                                                  177,080
       14,500  Manhattan Associates, Inc.(b,c)                                                                     389,615
       19,100  Mantech International Corporation(b,c)                                                              479,410
       12,700  MAXIMUS, Inc.(b,c)                                                                                  444,500
       22,600  Metrologic Instruments, Inc.(c)                                                                     355,272
       27,200  Micron Technology, Inc.(b,c)                                                                        370,464
       23,200  Microsemi Corporation(c)                                                                            252,184
       11,500  MicroStrategy, Inc.(b)                                                                              552,472
       28,900  MKS Instruments, Inc.(b,c)                                                                          555,458
       58,700  MRV Communications, Inc.(b,c)                                                                       137,945
       10,400  Nam Tai Electronics, Inc.(c)                                                                        186,160
       10,200  National Instruments Corporation(c)                                                                 311,712
        9,100  Netease.Com, Inc.(b,c)                                                                              373,282
       35,152  NetIQ Corporation(b)                                                                                452,055
        9,100  Novatel Wireless, Inc.(b,c)                                                                         134,134
        6,900  NVE Corporation(b,c)                                                                                249,918
       31,500  O2Micro International, Ltd.(b,c)                                                                    456,750
       23,400  OmniVision Technologies, Inc.(c)                                                                    521,867
       19,900  Open Text Corporation(c)                                                                            540,683
       59,300  Oplink Communications, Inc.(b,c)                                                                    113,856
       21,100  OSI Systems, Inc.(b,c)                                                                              481,291
       28,500  Packeteer, Inc.(b,c)                                                                                343,425
       22,100  Palmone, Inc.(b,c)                                                                                  360,672
       19,600  PEC Solutions, Inc.(b,c)                                                                            226,968
       28,000  Pegasus Solutions, Inc.(b,c)                                                                        299,600
       11,800  Photon Dynamics, Inc.(b,c)                                                                          365,800
       22,000  Photronics, Inc.(b,c)                                                                               327,580
       21,600  Pixelworks, Inc.(b,c)                                                                               386,208
       12,500  Plantronics, Inc.(b,c)                                                                              474,375
       44,100  Plato Learning, Inc.(b,c)                                                                           403,956
       19,000  Plexus Corporation(b,c)                                                                             273,220
       16,500  Polycom, Inc.(b)                                                                                    314,820
       10,900  Power Integrations, Inc.(b,c)                                                                       268,467
       15,700  Quest Software, Inc.(b,c)                                                                           176,625
       22,000  RadiSys Corporation(b,c)                                                                            410,740
       10,600  Radware, Inc.(b)                                                                                    223,978
       45,500  Redback Networks, Inc.(b,c)                                                                         249,795
       16,200  SafeNet, Inc.(b)                                                                                    348,300
       18,000  SanDisk Corporation(c)                                                                              415,980
       23,000  Seachange International, Inc.(b,c)                                                                  267,260
       14,500  SERENA Software, Inc.(b,c)                                                                          257,665
       17,300  Sierra Wireless, Inc.(b,c)                                                                          386,655
       17,800  Sigmatel, Inc.(b,c)                                                                                 435,210
        9,900  Silicon Laboratories, Inc.(b,c)                                                                     466,785
        6,600  Sina Corporation(b,c)                                                                               188,100
       30,500  Skyworks Solutions, Inc.(b,c)                                                                       261,080
       12,500  Sohu.com, Inc.(b,c)                                                                                 209,250
       83,900  Sycamore Networks, Inc.(b,c)                                                                        310,430
        9,100  Take-Two Interactive Software, Inc.(b,c)                                                            262,899
       20,900  Tekelec, Inc.(b,c)                                                                                  348,403
       22,250  THQ, Inc.(b,c)                                                                                      412,515
       21,800  Trident Microsystems, Inc.(c)                                                                       302,366
       22,000  United Online, Inc.(c)                                                                              365,200
       13,900  Varian Semiconductor Equipment Associates,
               Inc.(b)(c)                                                                                          452,584
       13,700  Varian, Inc.(b,c)                                                                                   562,248
       23,700  Verity, Inc.(b,c)                                                                                   293,880
       23,700  WebEx Communications, Inc.(b,c)                                                                     531,828
       13,900  Websense, Inc.(b,c)                                                                                 410,050
       20,600  Wind River Systems, Inc.(b,c)                                                                       192,816
       16,000  Zoran Corporation(b,c)                                                                              264,480
--------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     44,741,525
==========================================================================================================================

Materials (1.4%)
--------------------------------------------------------------------------------------------------------------------------
       14,900  Cabot Corporation                                                                                   503,620
       22,750  Century Aluminum Company(b,c)                                                                       450,450
        8,550  Florida Rock Industries, Inc.                                                                       340,204
       13,900  Louisiana-Pacific Corporation                                                                       327,901
       29,800  Millennium Chemicals, Inc.(c)                                                                       487,826
       20,600  Packaging Corporation of America                                                                    452,788
--------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                   2,562,789
--------------------------------------------------------------------------------------------------------------------------
               Total Common Stock  (cost $120,098,157)                                                         141,188,220
==========================================================================================================================

Principal
Amount         Long-Term Fixed Income(d)                             Interest Rate(e)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
         $55   Timco Aviation Services, Inc., Payment-in-Kind Bond               8.000%         1/2/2007                6
--------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income  (cost $55)                                                                 6
==========================================================================================================================

Shares or
Principal
Amount         Collateral Held for Securities Loaned (22.2%)         Interest Rate(e)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
   40,593,420  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%              N/A       $40,593,420
         $924  U.S. Treasury Bonds                                               9.375         2/15/2006             1,059
          314  U.S. Treasury Bonds                                              13.250         5/15/2014               471
           84  U.S. Treasury Bonds                                               7.250         5/15/2016               105
       12,728  U.S. Treasury Bonds                                               8.750         5/15/2017            17,928
        5,562  U.S. Treasury Bonds                                               8.875         8/15/2017             7,792
          976  U.S. Treasury Bonds                                               9.000        11/15/2018             1,415
       25,875  U.S. Treasury Bonds                                               8.125         8/15/2019            34,571
          820  U.S. Treasury Bonds                                               8.750         8/15/2020             1,159
       34,428  U.S. Treasury Bonds                                               8.125         5/15/2021            47,081
        1,350  U.S. Treasury Bonds                                               8.000        11/15/2021             1,829
          436  U.S. Treasury Bonds                                               7.625        11/15/2022               572
          575  U.S. Treasury Bonds                                               7.125         2/15/2023               709
        2,406  U.S. Treasury Bonds                                               5.500         8/15/2028             2,473
          924  U.S. Treasury Bonds                                               6.250         5/15/2030             1,065
--------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned  (cost
               $40,711,649)                                                                                     40,711,649
==========================================================================================================================

Principal
Amount         Short-Term Investments (0.7%)                         Interest Rate(e)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
  $1,300,000   New Center Asset Trust                                            1.020%         5/3/2004        $1,299,926
--------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments  (at amortized cost)                                                 1,299,926
--------------------------------------------------------------------------------------------------------------------------
               Total Investments  (cost $162,109,787)                                                         $183,199,801
==========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The value of the denoted categories of investments
    represents less than 0.1% of the total investments of
    the Opportunity Growth Fund.

(e) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Lutheran Brotherhood Mid Cap Growth Fund
Schedule of Investments as of April 30,2004 (unaudited)(a)

Shares         Common Stock (85.1%)                                                                                 Value
--------------------------------------------------------------------------------------------------------------------------

Communications Services (1.1%)
--------------------------------------------------------------------------------------------------------------------------
       23,100  American Tower Corporation(b,c)                                                                    $287,595
       21,400  Crown Castle International Corporation(b)                                                           298,530
       14,200  Nextel Communications, Inc.(b)                                                                      338,812
       40,700  Nextel Partners, Inc.(b,c)                                                                          543,345
       11,300  NII Holdings, Inc.(c)                                                                               395,500
        7,800  Western Wireless Corporation(b)                                                                     162,396
--------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                     2,026,178
==========================================================================================================================

Consumer Discretionary (19.1%)
--------------------------------------------------------------------------------------------------------------------------
       23,500  Abercrombie & Fitch Company                                                                         739,075
       12,500  Advance Auto Parts, Inc.                                                                            539,375
       18,600  Applebee's International, Inc.                                                                      721,308
        3,900  Autoliv, Inc.                                                                                       165,867
        9,160  Bed Bath & Beyond, Inc.(b)                                                                          340,019
        3,950  Best Buy Company, Inc.                                                                              214,288
        6,800  Brinker International, Inc.(b)                                                                      261,528
        6,600  Brunswick Corporation                                                                               271,326
       27,200  Charlotte Russe Holding, Inc.(b,c)                                                                  447,440
      121,800  Charter Communications, Inc.(b,c)                                                                   487,200
        7,850  Cheesecake Factory, Inc.(b)                                                                         332,448
       23,500  Chico's FAS, Inc.(b)                                                                                957,155
       31,500  Coach, Inc.                                                                                       1,341,900
        5,300  Cost Plus, Inc.(b)                                                                                  191,860
       11,100  Cox Radio, Inc.(b)                                                                                  229,881
        7,100  D.R. Horton, Inc.                                                                                   204,480
       13,000  Dollar General Corporation                                                                          243,880
       21,680  Dollar Tree Stores, Inc.(b)                                                                         584,276
       11,200  Dow Jones & Company, Inc.                                                                           516,208
        8,700  EchoStar Communications Corporation(b)                                                              288,753
        7,800  Entercom Communications Corporation(b)                                                              355,680
        5,900  Family Dollar Stores, Inc.                                                                          189,626
        8,900  Foot Locker, Inc.                                                                                   213,600
        5,500  Garmin, Ltd.(c)                                                                                     176,880
       52,800  Gemstar-TV Guide International, Inc.(b)                                                             295,152
       28,200  Gentex Corporation                                                                                1,109,106
        9,300  Getty Images, Inc.(b)                                                                               507,780
       10,400  GTECH Holdings Corporation                                                                          633,568
       10,500  Harman International Industries, Inc.                                                               796,425
       14,200  Harrah's Entertainment, Inc.                                                                        755,156
       13,200  Hilton Hotels Corporation                                                                           230,868
       12,736  InterActiveCorp(b,c)                                                                                405,896
       25,800  International Game Technology                                                                       973,692
       42,700  Interpublic Group of Companies, Inc.(b)                                                             669,963
       19,700  Lamar Advertising Company(b)                                                                        808,882
        4,700  Lennar Corporation                                                                                  220,195
       28,700  Limited Brands, Inc.                                                                                592,368
       10,300  Linens 'n Things, Inc.(b)                                                                           334,132
        5,300  Mandalay Resort Group(c)                                                                            304,485
       20,550  Marvel Enterprises, Inc.(c)                                                                         390,244
       36,900  Mattel, Inc.                                                                                        625,824
        7,100  Michaels Stores, Inc.                                                                               355,213
        9,400  Mohawk Industries, Inc.(b)                                                                          725,116
        6,400  NTL, Inc.(b)                                                                                        363,328
          400  NVR, Inc.(b)                                                                                        180,400
       16,100  O'Reilly Automotive, Inc.(b,c)                                                                      722,729
       30,400  Office Depot, Inc.(b)                                                                               532,304
        6,100  Outback Steakhouse, Inc.(c)                                                                         267,973
        5,900  P.F. Chang's China Bistro, Inc.(b,c)                                                                288,274
       11,900  Pacific Sunwear of California, Inc.                                                                 255,493
       27,900  PETsMART, Inc.                                                                                      772,830
       15,800  Polo Ralph Lauren Corporation                                                                       546,680
       18,900  Quiksilver, Inc.                                                                                    408,807
       35,300  Radio One, Inc.(b,c)                                                                                669,288
       47,900  Restoration Hardware, Inc.(b,c)                                                                     278,778
       12,900  Ross Stores, Inc.                                                                                   393,450
       22,500  Royal Caribbean Cruises, Ltd.(c)                                                                    911,925
        3,700  Scripps (E.W.) Company                                                                              390,535
        5,100  Sonic Corporation(b)                                                                                164,577
       30,900  Staples, Inc.                                                                                       795,984
       18,900  Starbucks Corporation(b)                                                                            734,454
        4,300  Starwood Hotels & Resorts Worldwide, Inc.                                                           171,097
       10,600  Station Casinos, Inc.                                                                               477,848
        9,500  Tiffany & Company                                                                                   370,500
        5,400  Timberland Company(b)                                                                               338,688
       17,200  TJX Companies, Inc.                                                                                 422,604
       26,700  Too, Inc.(b,c)                                                                                      468,318
        4,200  Tractor Supply Company(c)                                                                           164,052
       25,435  Univision Communications, Inc.(b)                                                                   860,975
       26,300  Warnaco Group, Inc.(b,c)                                                                            503,119
        7,800  Weight Watchers International, Inc.(b,c)                                                            304,200
       17,100  Wendy's International, Inc.                                                                         666,900
       18,100  Westwood One, Inc.(b)                                                                               534,674
       18,700  Williams-Sonoma, Inc.(b)                                                                            607,376
       10,700  XM Satellite Radio Holdings, Inc.(b,c)                                                              256,372
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     35,572,650
==========================================================================================================================

Consumer Staples (1.0%)
--------------------------------------------------------------------------------------------------------------------------
        7,400  Dean Foods Company                                                                                  248,492
        5,800  Estee Lauder Companies                                                                              265,118
        7,600  NBTY, Inc.(b)                                                                                       282,416
        6,000  Performance Food Group Company(b,c)                                                                 210,780
       25,400  Safeway, Inc.(b)                                                                                    582,930
        3,950  Whole Foods Market, Inc.(c)                                                                         315,960
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                            1,905,696
==========================================================================================================================

Energy (4.6%)
--------------------------------------------------------------------------------------------------------------------------
        8,520  Apache Corporation                                                                                  356,732
       18,120  BJ Services Company(b)                                                                              806,340
       20,800  Chesapeake Energy Corporation(c)                                                                    286,000
       26,900  ENSCO International, Inc.                                                                           736,253
       17,700  EOG Resources, Inc.                                                                                 871,725
        3,400  Murphy Oil Corporation                                                                              232,900
       22,900  Nabors Industries, Ltd.(b)                                                                        1,015,844
        7,800  National-Oilwell, Inc.(b)                                                                           217,776
       12,100  Newfield Exploration Company(b)                                                                     637,428
       15,000  Noble Corporation(b)                                                                                557,400
       15,700  Patterson-UTI Energy, Inc.(b)                                                                       568,183
        8,100  Pioneer Natural Resources Company                                                                   264,951
       20,820  Smith International, Inc.(b)                                                                      1,139,895
        4,100  Weatherford International, Ltd.(b)                                                                  178,268
       26,082  XTO Energy, Inc.                                                                                    696,389
--------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                      8,566,084
==========================================================================================================================

Financials (7.5%)
--------------------------------------------------------------------------------------------------------------------------
       13,600  A.G. Edwards, Inc.                                                                                  497,624
       14,550  Affiliated Managers Group, Inc.(c)                                                                  708,585
        5,250  Ambac Financial Group, Inc.                                                                         362,250
       49,400  Ameritrade Holding Corporation(b)                                                                   604,656
       27,150  Apollo Investment Corporation(b,c)                                                                  373,312
       13,000  Bank of Hawaii Corporation                                                                          568,360
        3,800  Capital One Financial Corporation                                                                   249,014
        3,000  Chicago Mercantile Exchange(c)                                                                      351,900
        3,300  Countrywide Financial Corporation                                                                   195,690
        7,975  Doral Financial Corporation                                                                         261,500
       32,800  E*TRADE Group, Inc.(b,c)                                                                            372,608
       10,800  East West Bancorp, Inc.                                                                             608,364
       17,000  Eaton Vance Corporation                                                                             620,670
        3,500  Everest Re Group, Ltd.                                                                              298,130
       17,900  Gallagher (Arthur J.) & Company                                                                     576,917
       12,900  Investors Financial Services Corporation(c)                                                         501,423
        8,800  Legg Mason, Inc.                                                                                    810,128
        2,700  Lehman Brothers Holdings, Inc.                                                                      198,180
       13,600  MB Financial, Inc.                                                                                  479,400
        5,000  Moody's Corporation                                                                                 322,550
       21,700  National Commerce Financial Corporation                                                             577,003
       14,910  New York Community Bancorp, Inc.(c)                                                                 373,794
        2,800  PartnerRe, Ltd.                                                                                     160,440
        5,700  PMI Group, Inc.                                                                                     245,271
       65,800  Providian Financial Corporation(b)                                                                  798,154
        4,400  Radian Group, Inc.                                                                                  204,644
        5,200  RenaissanceRe Holdings, Ltd.                                                                        273,988
        7,700  SEI Investments Company                                                                             227,304
       29,000  Sovereign Bancorp, Inc.                                                                             579,420
        6,700  T. Rowe Price Group, Inc.                                                                           343,576
        6,500  TCF Financial Corporation                                                                           322,075
       34,600  UnumProvident Corporation                                                                           538,030
       10,100  Willis Group Holdings, Ltd.                                                                         366,731
--------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 13,971,691
==========================================================================================================================

Health Care (17.1%)
--------------------------------------------------------------------------------------------------------------------------
        6,000  Aetna, Inc.                                                                                         496,500
       35,400  Alkermes, Inc.(b,c)                                                                                 542,682
        5,600  Allergan, Inc.                                                                                      493,080
        3,800  American Pharmaceutical Partners, Inc.(c)                                                           160,740
        9,003  Anthem, Inc.(b)                                                                                     797,486
       14,450  Barr Pharmaceuticals, Inc.                                                                          598,519
       15,070  Biogen Idec, Inc.(b)                                                                                889,130
        8,757  Biomet, Inc.                                                                                        345,902
        7,100  Boston Scientific Corporation                                                                       292,449
        4,500  C.R. Bard, Inc.                                                                                     478,215
       39,800  Caliper Life Sciences, Inc.(b)                                                                      267,456
       50,194  Caremark Rx, Inc.(b)                                                                              1,699,067
        9,300  Celgene Corporation(b,c)                                                                            480,717
        3,900  Cephalon, Inc.(b,c)                                                                                 221,949
       15,200  Community Health Systems, Inc.(b)                                                                   392,008
       12,650  Coventry Health Care, Inc.                                                                          529,276
       36,200  Cytyc Corporation(b)                                                                                774,680
       16,000  Dentsply International, Inc.                                                                        775,360
        6,500  ENDO Pharmaceutical Holdings, Inc.(b)                                                               155,155
        8,500  Express Scripts, Inc.(b)                                                                            657,390
        9,900  First Health Group Corporation(b,c)                                                                 165,330
       17,900  Fisher Scientific International, Inc.(b)                                                          1,048,045
        8,600  Gen-Probe, Inc.(c)                                                                                  286,724
        8,200  Genzyme Corporation(b)                                                                              357,192
       12,800  Gilead Sciences, Inc.(b)                                                                            778,624
        3,200  Guidant Corporation                                                                                 201,632
       19,950  Health Management Associates, Inc.                                                                  461,444
        3,200  Henry Schein, Inc.(b)                                                                               225,504
       14,800  Inamed Corporation                                                                                  870,832
       11,200  Invitrogen Corporation(b)                                                                           808,976
        9,700  IVAX Corporation(b)                                                                                 206,610
        5,100  Laboratory Corporation of America Holdings(b)                                                       202,674
       16,100  LifePoint Hospitals, Inc.(b)                                                                        575,736
       24,600  Ligand Pharmaceuticals, Inc.(b,c)                                                                   526,686
        9,800  Manor Care, Inc.                                                                                    317,912
       19,100  Medicines Company(b)                                                                                624,761
       27,600  Medicis Pharmaceutical Corporation(c)                                                             1,184,592
       12,100  MedImmune, Inc.(b)                                                                                  293,304
        3,600  MGI PHARMA, Inc.(b,c)                                                                               222,552
       14,900  Millennium Pharmaceuticals, Inc.(b)                                                                 223,351
        3,500  Millipore Corporation(b)                                                                            183,505
       13,300  Mylan Laboratories, Inc.                                                                            304,703
       25,200  Nektar Therapeutics(b,c)                                                                            510,300
        5,300  Neurocrine Biosciences, Inc.(b,c)                                                                   347,839
       26,600  Omnicare, Inc.                                                                                    1,103,368
       12,400  Oxford Health Plans, Inc.                                                                           675,056
        5,700  PacifiCare Health Systems, Inc.                                                                     203,832
        5,100  Patterson Dental Company(b)                                                                         375,870
        5,100  Pharmaceutical Resources, Inc.(b)                                                                   205,530
       24,400  QLT, Inc.(b,c)                                                                                      658,068
        2,900  Quest Diagnostics, Inc.                                                                             244,615
       27,700  Seattle Genetics, Inc.(b)                                                                           229,910
       14,400  Select Medical Corporation                                                                          272,880
        3,700  Sepracor, Inc.(b,c)                                                                                 176,897
        8,500  St. Jude Medical, Inc.(b)                                                                           648,210
        2,300  Stryker Corporation                                                                                 227,539
       15,700  TECHNE Corporation(b,c)                                                                             611,672
       20,000  Telik, Inc.(b)                                                                                      469,400
       26,800  Tercica, Inc.(b)                                                                                    302,572
        6,600  Teva Pharmaceutical Industries, Ltd.                                                                406,296
       11,000  Varian Medical Systems, Inc.(b)                                                                     944,240
       10,900  Watson Pharmaceuticals, Inc.(b)                                                                     388,149
        5,700  WellPoint Health Networks, Inc.(b)                                                                  636,633
       14,600  Zimmer Holdings, Inc.(b)                                                                          1,165,810
--------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                31,923,136
==========================================================================================================================

Industrials (9.0%)
--------------------------------------------------------------------------------------------------------------------------
       12,750  Alliant Techsystems, Inc.(b)                                                                        755,948
       37,600  Allied Waste Industries, Inc.(b)                                                                    473,384
       37,300  American Power Conversion Corporation                                                               696,018
        3,000  American Standard Companies, Inc.(b)                                                                315,570
        6,400  Apollo Group, Inc.(b)                                                                               581,632
        3,000  Apollo Group, Inc. (University of Phoenix Online)(b)                                                261,180
        8,300  Aramark Corporation                                                                                 237,380
       19,900  C.H. Robinson Worldwide, Inc.                                                                       816,696
       16,800  Career Education Corporation                                                                      1,075,200
       10,000  ChoicePoint, Inc.(b)                                                                                439,200
        5,200  Cintas Corporation                                                                                  233,792
       10,500  Corinthian Colleges, Inc.                                                                           321,510
       11,300  Corporate Executive Board Company                                                                   583,645
        6,000  Danaher Corporation                                                                                 555,120
        6,600  Dover Corporation                                                                                   264,198
        9,500  Education Management Corporation                                                                    336,870
       11,820  Expeditors International of Washington, Inc.                                                        475,046
       20,400  Fastenal Company                                                                                  1,119,348
       13,000  Fluor Corporation                                                                                   496,080
        4,900  H&R Block, Inc.                                                                                     221,039
       10,500  Hughes Supply, Inc.(c)                                                                              586,845
        2,800  ITT Industries, Inc.                                                                                222,012
       23,800  J.B. Hunt Transport Services, Inc.                                                                  753,508
        6,600  Jacobs Engineering Group, Inc.(b)                                                                   275,286
       14,900  L-3 Communications Holdings, Inc.                                                                   919,926
       13,600  Manpower, Inc.                                                                                      637,840
       21,500  Monster Worldwide, Inc.(b)                                                                          550,615
       10,500  MSC Industrial Direct Company, Inc.                                                                 300,930
        5,700  Navistar International Corporation(b)                                                               257,355
        4,800  PACCAR, Inc.                                                                                        271,008
       14,500  Robert Half International, Inc.(b)                                                                  395,415
        9,100  Rockwell Automation, Inc.                                                                           297,479
        7,900  Stericycle, Inc.(b)                                                                                 377,778
       16,900  United Defense Industries, Inc.(b)                                                                  585,585
--------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                16,690,438
==========================================================================================================================

Information Technology (23.5%)
--------------------------------------------------------------------------------------------------------------------------
       86,400  3Com Corporation(b)                                                                                 532,224
       27,700  Adobe Systems, Inc.                                                                               1,145,118
        9,700  ADTRAN, Inc.                                                                                        237,747
        9,000  Advanced Fibre Communications, Inc.(b)                                                              150,300
       28,900  Advent Software, Inc.(b,c)                                                                          539,852
       10,900  Affiliated Computer Services, Inc.(b)                                                               528,650
       79,700  Agere Systems, Inc.(b)                                                                              180,122
        8,000  Agilent Technologies, Inc.(b)                                                                       216,080
        9,700  Alliance Data Systems Corporation(b)                                                                337,269
       22,100  Altera Corporation(b)                                                                               442,221
       24,000  Amdocs, Ltd.(b)                                                                                     637,200
       16,900  Amkor Technology, Inc.(b,c)                                                                         136,552
       14,200  Amphenol Corporation                                                                                448,862
        5,900  Analog Devices, Inc.                                                                                251,340
       35,400  Andrew Corporation(b)                                                                               600,030
       22,200  Apple Computer, Inc.(b)                                                                             571,206
       10,100  Ask Jeeves, Inc.(b,c)                                                                               358,247
       29,100  ASML Holding NV ADR(b)                                                                              452,505
       12,800  ATI Technologies, Inc.(b)                                                                           186,240
       27,200  Avaya, Inc.(b)                                                                                      372,096
       30,000  BEA Systems, Inc.(b)                                                                                342,300
       10,100  BMC Software, Inc.(b)                                                                               174,730
       55,600  Bookham Technology plc ADR(b,c)                                                                      77,284
       53,100  Borland Software Corporation(b,c)                                                                   438,075
       16,800  Broadcom Corporation(b)                                                                             634,368
       17,700  CDW Corporation                                                                                   1,106,073
       34,100  Ceridian Corporation(b)                                                                             729,058
       28,100  Check Point Software Technologies, Ltd.(b)                                                          658,383
        7,900  CheckFree Corporation(b,c)                                                                          237,316
       20,400  Citrix Systems, Inc.(b)                                                                             388,620
       12,138  Cognizant Technology Solutions Corporation(b)                                                       525,090
        8,900  Cognos, Inc.(b)                                                                                     280,617
       22,400  Comverse Technology, Inc.(b)                                                                        366,464
       36,100  Corning, Inc.(b)                                                                                    398,183
        8,300  Cymer, Inc.(b,c)                                                                                    265,434
       20,600  Cypress Semiconductor Corporation(b,c)                                                              287,782
       22,200  DST Systems, Inc.(b)                                                                                980,130
       22,400  DuPont Photomasks, Inc.(b,c)                                                                        463,232
       15,200  Electronic Arts, Inc.                                                                               769,424
       12,800  Emulex Corporation(b,c)                                                                             213,376
       25,900  Exar Corporation(b)                                                                                 395,234
       17,350  Fair Isaac Corporation                                                                              585,042
       19,400  Fairchild Semiconductor International, Inc.(b)                                                      377,718
       15,350  Fiserv, Inc.(b)                                                                                     561,196
       26,400  Flextronics International, Ltd.(b)                                                                  425,040
       16,500  Foundry Networks, Inc.(b)                                                                           186,450
       16,200  Hyperion Solutions Corporation(b)                                                                   621,756
       12,300  Integrated Circuit Systems, Inc.(b)                                                                 291,387
        5,800  International Rectifier Corporation(b)                                                              229,912
       24,600  Intersil Corporation                                                                                485,850
        8,700  Intuit, Inc.(b)                                                                                     369,489
        5,200  Iron Mountain, Inc.(b)                                                                              236,652
       23,600  Jabil Circuit, Inc.(b)                                                                              622,804
      128,300  JDS Uniphase Corporation(b)                                                                         390,032
       36,436  Juniper Networks, Inc.(b,c)                                                                         797,220
       11,380  KLA-Tencor Corporation(b)                                                                           474,205
       20,400  Lam Research Corporation(b)                                                                         451,656
        5,900  Lexmark International, Inc.(b)                                                                      533,714
        7,500  Linear Technology Corporation                                                                       267,225
       57,300  LSI Logic Corporation(b)                                                                            426,312
        9,500  Macromedia, Inc.(b)                                                                                 195,700
       14,300  Marvell Technology Group, Ltd.(b)                                                                   553,839
        4,660  Maxim Integrated Products, Inc.                                                                     214,313
       16,000  Mercury Interactive Corporation(b)                                                                  680,800
       25,710  Microchip Technology, Inc.                                                                          720,394
       33,500  Micron Technology, Inc.(b)                                                                          456,270
       12,700  National Instruments Corporation(c)                                                                 388,112
       12,500  National Semiconductor Corporation(b)                                                               509,875
       40,000  NetIQ Corporation(b)                                                                                514,400
       24,800  Network Appliance, Inc.(b)                                                                          461,776
       16,500  Network Associates, Inc.(b)                                                                         258,720
       28,800  Novell, Inc.(b)                                                                                     277,632
       14,430  Novellus Systems, Inc.(b)                                                                           417,893
        9,600  NVIDIA Corporation(b)                                                                               197,184
       62,700  Oplink Communications, Inc.(b)                                                                      120,384
       23,100  OSI Systems, Inc.(b)                                                                                526,911
       26,200  Palmone, Inc.(b,c)                                                                                  427,584
        9,300  Paychex, Inc.                                                                                       346,704
       17,700  PeopleSoft, Inc.(b)                                                                                 298,776
       12,000  PMC-Sierra, Inc.(b)                                                                                 145,800
       19,200  Polycom, Inc.(b)                                                                                    366,336
       10,000  QLogic Corporation(b)                                                                               269,900
       22,000  Red Hat, Inc.(b,c)                                                                                  499,620
       15,600  SanDisk Corporation                                                                                 360,516
       26,300  Sanmina-SCI Corporation(b)                                                                          263,526
       23,900  Siebel Systems, Inc.(b)                                                                             245,692
        3,000  Silicon Laboratories, Inc.(b,c)                                                                     141,450
       56,600  Skyworks Solutions, Inc.(b,c)                                                                       484,496
       17,760  SunGard Data Systems, Inc.(b)                                                                       463,003
       31,000  Symantec Corporation                                                                              1,396,550
       14,000  Symbol Technologies, Inc.                                                                           168,000
       13,400  Synopsys, Inc.                                                                                      358,182
       23,900  Tektronix, Inc.                                                                                     707,440
        9,000  Teradyne, Inc.(b)                                                                                   183,420
        7,900  Thermo Electron Corporation(b)                                                                      230,680
       26,100  THQ, Inc.(b,c)                                                                                      483,894
       16,300  UTStarcom, Inc.(b,c)                                                                                429,505
       30,900  VeriSign, Inc.(b)                                                                                   498,417
       16,400  VERITAS Software Corporation(b)                                                                     437,388
       19,700  Vishay Intertechnology, Inc.(b,c)                                                                   342,780
        6,500  Waters Corporation(b)                                                                               280,475
       23,900  Wind River Systems, Inc.(b)                                                                         223,704
       12,840  Xilinx, Inc.(b)                                                                                     431,809
        6,600  Zebra Technologies Corporation                                                                      483,714
--------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     43,852,258
==========================================================================================================================

Materials (1.9%)
--------------------------------------------------------------------------------------------------------------------------
       58,500  Crown Holdings, Inc.(b)                                                                             493,740
       24,800  Ecolab, Inc.                                                                                        739,040
        7,000  Freeport-McMoRan Copper &  Gold, Inc.                                                               213,500
       44,600  Hercules, Inc.(b)                                                                                   495,506
       17,000  Inco, Ltd.(b)                                                                                       488,750
       35,900  Millennium Chemicals, Inc.                                                                          587,683
       25,700  Packaging Corporation of America                                                                    564,886
--------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                   3,583,105
==========================================================================================================================

Utilities (0.3%)
--------------------------------------------------------------------------------------------------------------------------
       11,700  Equitable Resources, Inc.                                                                           549,783
--------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                     549,783
--------------------------------------------------------------------------------------------------------------------------
               Total Common Stock  (cost $141,459,375)                                                         158,641,019
==========================================================================================================================

Shares or
Principal
Amount         Collateral Held for Securities Loaned (12.7%)         Interest Rate(d)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
     $583,524  BNP Paribas Letter of Credit                                      0.150%       10/21/2004          $583,524
   23,103,889  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070               N/A        23,103,888
--------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned  (cost
               $23,687,412)                                                                                     23,687,412
==========================================================================================================================

Principal
Amount         Short-Term Investments (2.2%)                         Interest Rate(d)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
  $4,100,000   New Center Asset Trust                                            1.020%         5/3/2004        $4,099,768
--------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments  (at amortized cost)                                                 4,099,768
--------------------------------------------------------------------------------------------------------------------------
               Total Investments  (cost $169,246,555)                                                         $186,428,199
==========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Lutheran Brotherhood World Growth Fund
Schedule of Investments as of April 30, 2004 (unaudited)(a)

Shares         Common Stock (77.5%)                                                                                 Value
--------------------------------------------------------------------------------------------------------------------------

Australia (1.3%)
--------------------------------------------------------------------------------------------------------------------------
       64,442  BHP Billiton, Ltd.(b)                                                                              $527,054
       31,000  Coles Myer, Ltd.(b)                                                                                 186,705
       84,190  News Corporation, Ltd.(b,c)                                                                         709,046
--------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                   1,422,805
==========================================================================================================================

Belgium (0.5%)
--------------------------------------------------------------------------------------------------------------------------
       14,530  Dexia SA(b,c,d)                                                                                     237,726
        7,100  Fortis (Amsterdam Exchange)(b,c,d)                                                                  153,459
        4,470  Fortis(b,d)                                                                                          96,560
        2,684  UCB SA(b,c,d)                                                                                       107,116
--------------------------------------------------------------------------------------------------------------------------
               Total Belgium                                                                                       594,861
==========================================================================================================================

Brazil (0.7%)
--------------------------------------------------------------------------------------------------------------------------
        3,594  Companhia Brasileira de Distribuicao Grupo Pao de
               Acucar ADR(d,c)                                                                                      63,973
        7,700  Companhia de Bebidas ADR(d,c)                                                                       144,452
        9,590  Petroleo Brasileiro SA ADR(d,c)                                                                     239,270
       26,500  Tele Norte Leste Participacoes SA(c)                                                                313,760
--------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                        761,455
==========================================================================================================================

Canada (0.2%)
--------------------------------------------------------------------------------------------------------------------------
        2,300  Research in Motion, Ltd.(c,d)                                                                       199,548
--------------------------------------------------------------------------------------------------------------------------
               Total Canada                                                                                        199,548
==========================================================================================================================

Denmark (0.6%)
--------------------------------------------------------------------------------------------------------------------------
       12,672  Novo Nordisk A/S(b)                                                                                 604,062
--------------------------------------------------------------------------------------------------------------------------
               Total Denmark                                                                                       604,062
==========================================================================================================================

Finland (0.8%)
--------------------------------------------------------------------------------------------------------------------------
       63,884  Nokia Oyj(b,c)                                                                                      893,495
--------------------------------------------------------------------------------------------------------------------------
               Total Finland                                                                                       893,495
==========================================================================================================================

France (11.0%)
--------------------------------------------------------------------------------------------------------------------------
        9,383  Aventis SA(b,c,d)                                                                                   710,876
       25,256  Axa(b,c,d)                                                                                          524,194
       23,514  Banque Nationale de Paris(b,d)                                                                    1,400,941
       10,744  Compagnie de Saint-Gobain(b,c,d)                                                                    537,962
       27,048  Credit Agricole SA(b,c,d)                                                                           663,590
       28,000  France Telecom SA(b,d)                                                                              669,409
          850  Groupe Danone(b,c,d)                                                                                142,355
        3,223  Hermes International(b,c)                                                                           639,097
        4,316  L'Oreal SA(b,c,d)                                                                                   323,644
        1,042  LAFARGE SA(b,c,d)                                                                                    86,293
        8,519  LVMH Moet Hennessy Louis Vuitton SA(b,c,d)                                                          596,898
       15,333  Sanofi-Synthelabo SA(b,c,d)                                                                         957,599
        9,320  Schneider Electric SA(b,c,d)                                                                        624,679
        2,669  Societe Generale(b,c,d)                                                                             220,835
       22,410  Societe Television Francaise 1(b,c)                                                                 687,193
       14,578  Sodexho Alliance SA(b,c)                                                                            400,348
       10,600  Thomson Multimedia SA(b,d)                                                                          202,636
       12,120  Total SA(b,d)                                                                                     2,230,939
        7,206  Vivendi Universal SA(b,d)                                                                           178,872
--------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                     11,798,360
==========================================================================================================================

Germany (1.9%)
--------------------------------------------------------------------------------------------------------------------------
        2,304  Allianz AG(b,c,d)                                                                                   242,070
        4,368  Bayer AG(b,c,d)                                                                                     117,458
       10,016  Bayerische Hypo-Und Vereinsbank AG(b)                                                               171,881
        2,056  Celesia AG(b,c)                                                                                     114,424
        4,245  Deutsche Bank AG(b,c,d)                                                                             348,110
        3,189  E.ON AG(b,c)                                                                                        211,105
        6,489  Hypo Real Estate Holding AG(d)                                                                      177,277
        2,727  Rhoen-Klinikum AG(b)                                                                                135,005
        2,550  SAP AG(b,c,d)                                                                                       379,707
        2,130  Siemens AG(b)                                                                                       152,632
--------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                     2,049,669
==========================================================================================================================

Hong Kong (0.6%)
--------------------------------------------------------------------------------------------------------------------------
       41,000  Cheung Kong Holdings, Ltd.(b,d)                                                                     311,004
        4,000  Li & Fung, Ltd.(b)                                                                                    6,167
       42,000  Sun Hung Kai Properties, Ltd.(b)                                                                    357,836
--------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                     675,007
==========================================================================================================================

Israel (0.1%)
--------------------------------------------------------------------------------------------------------------------------
        6,735  Check Point Software Technologies, Ltd.(c,d)                                                        157,801
--------------------------------------------------------------------------------------------------------------------------
               Total Israel                                                                                        157,801
==========================================================================================================================

Italy (3.8%)
--------------------------------------------------------------------------------------------------------------------------
       44,470  Alleanza Assicurazioni SPA(b,c,d)                                                                   489,570
       51,078  Banca Intesa SPA(b)                                                                                 167,922
       11,100  Banco Popolare di Verona e Novara Scrl(b,c,d)                                                       184,046
       55,389  Eni SPA(b,d)                                                                                      1,125,276
       16,298  Mediaset SPA(b,d)                                                                                   177,697
       23,505  Mediolanum SPA(b,c,d)                                                                               151,283
       94,626  Telecom Italia Mobile SPA(b,c,d)                                                                    537,855
       21,134  Telecom Italia RNC(b,d)                                                                              67,362
      159,405  Telecom Italia SPA(b,d)                                                                             369,907
      172,243  UniCredito Italiano SPA(b,c,d)                                                                      800,408
--------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                       4,071,326
==========================================================================================================================

Japan (16.8%)
--------------------------------------------------------------------------------------------------------------------------
       21,000  Canon, Inc.(b,d)                                                                                  1,089,039
        5,800  Credit Saison Company, Ltd.(b)                                                                      167,618
       25,000  Dai Nippon Printing Company, Ltd.(b,d)                                                              374,446
        7,300  Daito Trust Construction Company, Ltd.(b)                                                           244,757
       63,000  Daiwa Securities Group, Inc.(b)                                                                     464,602
       11,700  Denso Corporation(b,d)                                                                              243,449
        8,900  Fanuc, Ltd.(b)                                                                                      535,689
       13,700  Fujisawa Pharmaceutical Company, Ltd.(d)                                                            316,363
        3,000  Funai Electric Company, Ltd.(b)                                                                     439,859
        7,300  Honda Motor Company(b,d)                                                                            290,921
        3,700  Hoya Corporation(b)                                                                                 395,659
          100  KDDI Corporation(b)                                                                                 591,218
        1,300  Keyence Corporation(b)                                                                              309,636
       23,000  Kirin Brewery Company, Ltd.(b,d)                                                                    227,154
        4,700  Kyocera Corporation(b)                                                                              385,543
       20,400  MARUI Company, Ltd.(b)                                                                              315,403
       73,000  Mitsubishi Corporation(b)                                                                           687,655
       24,000  Mitsubishi Estate Company, Ltd.(b)                                                                  279,382
       75,000  Mitsui Fudosan Company, Ltd.(b,d)                                                                   815,381
       42,000  Mitsui Trust Holdings, Inc.(b)                                                                      290,931
       70,000  NEC Corporation(b,d)                                                                                537,534
       49,700  Nissan Motor Company, Ltd.(b)                                                                       542,853
       67,000  Nomura Holdings, Inc.(b)                                                                          1,075,649
          128  NTT DoCoMo, Inc.(b)                                                                                 250,719
       34,000  OJI Paper Company, Ltd.(b)                                                                          210,036
        2,000  ORIX Corporation(b,d)                                                                               209,557
        3,700  Rohm Company, Ltd.(b)                                                                               453,463
       20,500  Secom Company, Ltd.(b)                                                                              866,659
       20,100  Seven-Eleven Japan Company, Ltd.(b,d)                                                               673,637
       14,050  Shin-Etsu Chemical Company, Ltd.(b)                                                                 558,748
        2,100  SMC Corporation(b)                                                                                  237,110
      223,000  Sumitomo Metal Industries(b)                                                                        266,296
          100  Sumitomo Mitsui Financial Group, Inc.(b,c)                                                          745,142
       20,000  Suzuki Motor Corporation(b)                                                                         312,995
       58,000  Teijin, Ltd.(b)                                                                                     172,975
       12,900  Toyota Motor Corporation(b)                                                                         466,752
           93  UFJ Holdings, Inc.(b)                                                                               563,924
       13,000  Uniden Corporation(b)                                                                               225,393
          200  Vodafone Holdings K.K.(b)                                                                           463,917
       14,000  Yamanouchi Pharmaceutical Company, Ltd.(b)                                                          462,979
       16,000  Yamato Transport Company, Ltd.(b)                                                                   240,581
--------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                      18,001,624
==========================================================================================================================

Malaysia (0.2%)
--------------------------------------------------------------------------------------------------------------------------
      131,000  Narra Industries Bhd(d)                                                                             179,263
--------------------------------------------------------------------------------------------------------------------------
               Total Malaysia                                                                                      179,263
==========================================================================================================================

Mexico (1.2%)
--------------------------------------------------------------------------------------------------------------------------
       10,500  America Movil SA de CV ADR                                                                          354,900
       35,500  Fomento Economico Mexicano SA de CV(d)                                                              154,903
       13,000  Grupo Models SA                                                                                      32,717
        6,200  Grupo Televisia SA ADR(d)                                                                           270,258
      146,711  Wal-Mart de Mexico SA de CV                                                                         429,051
--------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                      1,241,829
==========================================================================================================================

Netherlands (3.3%)
--------------------------------------------------------------------------------------------------------------------------
        1,328  Akzo Nobel NV(b,c)                                                                                   48,224
       25,500  ASML Holding NV(b,d)                                                                                397,750
       36,560  ING Groep NV(b)                                                                                     775,026
       68,900  Koninklijke (Royal) KPN NV(b,c)                                                                     493,789
       26,397  Koninklijke (Royal) Philips Electronics NV(b)                                                       709,165
       16,234  Koninklijke Numico NV                                                                               446,536
        9,310  Reed Elsevier NV(b,c,d)                                                                             130,265
        5,080  Royal Dutch Petroleum Company(b,c)                                                                  246,762
        4,111  VNU NV(b)                                                                                           114,158
       13,464  Wolters Kluwer NV(b)                                                                                225,355
--------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                                 3,587,030
==========================================================================================================================

Norway (0.2%)
--------------------------------------------------------------------------------------------------------------------------
        8,000  Orkla ASA(b,c)                                                                                      191,949
--------------------------------------------------------------------------------------------------------------------------
               Total Norway                                                                                        191,949
==========================================================================================================================

Russia (0.8%)
--------------------------------------------------------------------------------------------------------------------------
        2,680  LUKOIL Holdings GDR(d)                                                                              291,906
          600  LUKOIL Holdings, Sponsored ADR(d)                                                                    65,352
        2,500  Mining and Metallurgical Company Norilsk Nickel                                                     149,500
        6,728  YUKOS Oil Company ADR(c,d)                                                                          301,414
--------------------------------------------------------------------------------------------------------------------------
               Total Russia                                                                                        808,172
==========================================================================================================================

Singapore (0.8%)
--------------------------------------------------------------------------------------------------------------------------
      208,000  MobileOne (Asia), Ltd.(b)                                                                           179,382
       78,472  United Overseas Bank, Ltd.(b,c,d)                                                                   627,794
--------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                     807,176
==========================================================================================================================

South Korea (1.9%)
--------------------------------------------------------------------------------------------------------------------------
        8,920  Kookmin Bank(b)                                                                                     329,785
        6,295  Posco ADR(c)                                                                                        193,571
        2,400  Samsung Electronics Company, Ltd.(b)                                                              1,124,727
        4,900  SK Telecom Company, Ltd. ADR(c)                                                                      98,980
        1,810  SK Telecom Company, Ltd.(b)                                                                         305,291
--------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                                 2,052,354
==========================================================================================================================

Spain (3.3%)
--------------------------------------------------------------------------------------------------------------------------
       62,847  Banco Bilbao Vizcaya Argentaria SA(b,c)                                                             825,381
       53,852  Banco Santander Central Hispano SA(b,c,d)                                                           572,805
       18,671  Endesa SA(b,c,d)                                                                                    341,349
       15,150  Gas Natural SDG SA(b,c,d)                                                                           370,216
       17,800  Industria de Diseno Textil SA                                                                       385,867
        9,351  Repsol YPF SA(b,c)                                                                                  195,667
       41,274  Telefonica SA(b,d)                                                                                  608,848
        5,450  Telefonica SA ADR(d)                                                                                240,508
--------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                       3,540,641
==========================================================================================================================

Sweden (2.4%)
--------------------------------------------------------------------------------------------------------------------------
       12,440  Electrolux AB(b,c)                                                                                  244,810
       12,440  Elextrolux AB Redemp Rights(d)                                                                        3,990
       21,080  Hennes & Mauritz AB(b,c)                                                                            513,136
        2,440  Sandvik AB(b,d)                                                                                      78,790
       73,289  Securitas AB(b)                                                                                   1,046,342
        9,900  Tele2 AB(b,c,d)                                                                                     447,719
       91,071  Telefonaktiebolaget LM Ericsson(b)                                                                  242,640
--------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                      2,577,427
==========================================================================================================================

Switzerland (5.5%)
--------------------------------------------------------------------------------------------------------------------------
       21,570  Adecco SA(b,c,d)                                                                                    950,003
       25,520  Credit Suisse Group(b,d)                                                                            893,115
        7,156  Nestle SA(b,c)                                                                                    1,804,921
        4,900  Roche Holding AG(b)                                                                                 511,926
       11,863  STMicroelectronics(b,c,d)                                                                           258,162
       20,230  UBS AG(b,c)                                                                                       1,432,369
--------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                                 5,850,496
==========================================================================================================================

Taiwan (0.7%)
--------------------------------------------------------------------------------------------------------------------------
      153,890  Chinatrust Financial Holdings Company, Ltd.(b)                                                      164,013
      345,796  Taiwan Semiconductor Manufacturing Company,
               Ltd.(b,d)                                                                                           587,433
--------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                        751,446
==========================================================================================================================

United Kingdom (18.9%)
--------------------------------------------------------------------------------------------------------------------------
       17,453  Abbey National plc(b)                                                                               139,482
       20,769  AstraZeneca plc(b)                                                                                  975,307
        9,512  Autonomy Corporation plc(b,d)                                                                        41,494
       22,417  British Sky Broadcasting Group plc(b)                                                               263,220
       31,361  Cadbury Schweppes plc(b)                                                                            249,581
       20,500  Capita Group plc(b)                                                                                 112,312
        4,028  Carnival plc(b,d)                                                                                   179,539
       26,857  Celltech Group plc(b,d)                                                                             198,115
       87,200  Centricia plc(b)                                                                                    336,754
      211,150  Compass Group plc(b)                                                                              1,322,842
       41,546  Diageo plc(b)                                                                                       555,695
       28,800  DS Smith plc                                                                                         87,845
       50,330  Electrocomponents plc(b)                                                                            316,867
      136,047  GlaxoSmithKline plc(b,d)                                                                          2,803,934
      136,742  Hays plc(b)                                                                                         285,124
       28,158  Kesa Electricals plc(b,d)                                                                           140,221
      228,091  Kingfisher plc(b)                                                                                 1,140,576
       99,600  MFI Furniture Group plc(b,d)                                                                        275,432
       96,391  Reed Elsevier plc(b)                                                                                892,783
       34,112  Rio Tinto plc(b)                                                                                    746,592
       76,303  Royal Bank of Scotland Group plc(b)                                                               2,279,280
      195,543  Shell Transport & Trading Company plc(b)                                                          1,345,984
       15,700  Standard Chartered plc(b)                                                                           239,292
      177,950  Tesco plc(b)                                                                                        781,699
       81,002  Tomkins plc(b)                                                                                      386,551
       62,747  Unilever plc(b,d)                                                                                   590,049
       15,488  United Busines Media plc(b)                                                                         125,703
      968,148  Vodafone Group plc(b)                                                                             2,341,485
       59,800  William Morrison Supermarkets plc(b)                                                                253,442
       83,650  WPP Group plc(b,d)                                                                                  821,087
--------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                             20,228,287
--------------------------------------------------------------------------------------------------------------------------
               Total Common Stock  (cost $79,667,480)                                                           83,046,083
==========================================================================================================================

Shares         Collateral Held for Securities Loaned (20.1%)         Interest Rate(e)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
   21,576,919  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%             N/A        $21,576,919
--------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned  (cost
               $21,576,919)                                                                                     21,576,919
==========================================================================================================================

Principal
Amount         Short-Term Investments (2.4%)                         Interest Rate(e)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
  $2,550,000   Aquinas Funding, LLC                                              1.030%         5/3/2004        $2,549,854
--------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                  2,549,854
--------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $103,794,254)                                                          $107,172,856
==========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Security is fair valued as discussed in the notes to
    the financial statements.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Non-income producing security.

(e) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Lutheran Brotherhood Growth Fund
Schedule of Investments as of April 30, 2004 (unaudited)(a)

Shares         Common Stock (94.8%)                                                                                 Value
--------------------------------------------------------------------------------------------------------------------------

Communications Services (0.9%)
--------------------------------------------------------------------------------------------------------------------------
       10,650  Nextel Communications, Inc.(b,c)                                                                   $254,109
        3,575  Sprint Corporation (FON Group)                                                                       63,957
        5,600  Triton PCS Holdings, Inc.(b)                                                                         28,056
        6,300  Vodafone Group plc ADR                                                                              154,602
--------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                       500,724
==========================================================================================================================

Consumer Discretionary (16.1%)
--------------------------------------------------------------------------------------------------------------------------
        2,100  Abercrombie & Fitch Company                                                                          66,045
        2,650  Amazon.com, Inc.(b)                                                                                 115,169
        2,100  AnnTaylor Stores Corporation(b)                                                                      85,113
        2,150  Aztar Corporation(b)                                                                                 55,685
        6,400  Bed Bath & Beyond, Inc.(b)                                                                          237,568
        6,225  Best Buy Company, Inc.                                                                              337,706
        8,900  Clear Channel Communications, Inc.                                                                  369,261
        4,650  Coach, Inc.                                                                                         198,090
       11,750  Comcast Corporation(b)                                                                              340,632
        1,000  D.R. Horton, Inc.                                                                                    28,800
        8,050  eBay, Inc.                                                                                          642,551
        5,700  EchoStar Communications Corporation(b)                                                              189,183
        1,700  Entercom Communications Corporation(b)                                                               77,520
        1,600  Gannett Company, Inc.                                                                               138,688
        6,700  Gap, Inc.                                                                                           147,467
        2,900  General Motors Corporation                                                                          137,518
        1,950  Harley-Davidson, Inc.                                                                               109,824
       11,600  Home Depot, Inc.                                                                                    408,204
        8,650  InterActiveCorp(b)                                                                                  275,676
        9,500  International Game Technology                                                                       358,530
        4,650  Kohl's Corporation(b)                                                                               194,324
        9,632  Liberty Media Corporation(b)                                                                        105,374
       11,050  Lowe's Companies, Inc.                                                                              575,263
        3,800  McDonald's Corporation                                                                              103,474
        2,500  Michaels Stores, Inc.                                                                               125,075
        2,200  NIKE, Inc.(c)                                                                                       158,290
        2,650  Omnicom Group, Inc.                                                                                 210,702
        2,750  Pulte Homes, Inc.                                                                                   135,218
        7,300  Staples, Inc.                                                                                       188,048
        5,000  Starbucks Corporation(b)                                                                            194,300
        4,700  Starwood Hotels & Resorts Worldwide, Inc.                                                           187,013
        1,800  Station Casinos, Inc.                                                                                81,144
        9,650  Target Corporation                                                                                  418,520
        2,800  Tiffany & Company                                                                                   109,200
       21,795  Time Warner, Inc.(b)                                                                                366,592
        5,450  TJX Companies, Inc.                                                                                 133,906
        2,750  Toll Brothers, Inc.(b)                                                                              108,818
        8,550  Univision Communications, Inc.(b)                                                                   289,418
       15,393  Viacom, Inc.                                                                                        594,939
       10,050  Walt Disney Company                                                                                 231,452
        2,350  Williams-Sonoma, Inc.(b)                                                                             76,328
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                      8,906,628
==========================================================================================================================

Consumer Staples (7.6%)
--------------------------------------------------------------------------------------------------------------------------
        2,900  Altria Group, Inc.                                                                                  160,602
        2,900  Anheuser-Busch Companies, Inc.                                                                      148,596
        1,700  Avon Products, Inc.                                                                                 142,800
       11,350  Coca-Cola Company                                                                                   573,970
        1,950  Colgate-Palmolive Company                                                                           112,866
        1,800  Costco Wholesale Corporation(b)                                                                      67,410
        6,190  Gillette Company                                                                                    253,295
        9,550  PepsiCo, Inc.                                                                                       520,380
        7,750  Procter & Gamble Company                                                                            819,562
        6,400  SYSCO Corporation                                                                                   244,800
       15,500  Wal-Mart Stores, Inc.                                                                               883,500
        8,690  Walgreen Company                                                                                    299,631
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                            4,227,412
==========================================================================================================================

Energy (2.5%)
--------------------------------------------------------------------------------------------------------------------------
        1,384  Apache Corporation                                                                                   57,948
        4,100  Baker Hughes, Inc.                                                                                  150,388
        4,850  BJ Services Company(b)                                                                              215,825
        2,000  Burlington Resources, Inc.                                                                          134,540
        8,550  Chesapeake Energy Corporation(c)                                                                    117,562
        4,570  Exxon Mobil Corporation                                                                             194,454
        3,350  Nabors Industries, Ltd.(b)                                                                          148,606
        2,680  Schlumberger, Ltd.                                                                                  156,860
        2,750  Smith International, Inc.(b)                                                                        150,562
        1,400  Transocean, Inc.(b)                                                                                  38,878
        2,100  XTO Energy, Inc.                                                                                     56,070
--------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                      1,421,693
==========================================================================================================================

Financials (10.6%)
--------------------------------------------------------------------------------------------------------------------------
        1,900  ACE, Ltd.                                                                                            83,296
        2,300  Allstate Corporation                                                                                105,570
        7,150  American Express Company                                                                            349,992
       11,400  American International Group, Inc.                                                                  816,810
        4,350  Ameritrade Holding Corporation(b)                                                                    53,244
        2,477  Bank of America Corporation                                                                         199,374
        3,800  Capital One Financial Corporation                                                                   249,014
        7,950  Charles Schwab Corporation                                                                           81,806
       19,096  Citigroup, Inc.                                                                                     918,327
        2,475  Countrywide Financial Corporation                                                                   146,768
        1,800  Eaton Vance Corporation                                                                              65,718
        6,600  Federal National Mortgage Corporation                                                               453,552
        2,150  Friedman, Billings, Ramsey Group, Inc.                                                               39,775
          500  Golden West Financial Corporation                                                                    52,555
        4,450  Goldman Sachs Group, Inc.                                                                           429,425
        4,495  J.P. Morgan Chase & Company                                                                         169,012
        1,200  Legg Mason, Inc.                                                                                    110,472
        2,230  Lehman Brothers Holdings, Inc.                                                                      163,682
        9,550  MBNA Corporation                                                                                    232,829
        6,350  Merrill Lynch & Company, Inc.                                                                       344,360
        3,900  Morgan Stanley and Company                                                                          200,421
        2,350  PMI Group, Inc.                                                                                     101,120
        6,950  Providian Financial Corporation(b)                                                                   84,304
        6,950  SLM Corporation                                                                                     266,254
        5,200  U.S. Bancorp                                                                                        133,328
--------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                  5,851,008
==========================================================================================================================

Health Care (19.0%)
--------------------------------------------------------------------------------------------------------------------------
        5,510  Abbott Laboratories                                                                                 242,550
        1,000  Aetna, Inc.                                                                                          82,750
        1,350  Allergan, Inc.                                                                                      118,868
       15,850  Amgen, Inc.(b)                                                                                      891,880
        1,700  Anthem, Inc.(b,c)                                                                                   150,586
        1,750  Biogen Idec, Inc.(b)                                                                                103,250
       13,500  Boston Scientific Corporation                                                                       556,065
        2,100  Cardinal Health, Inc.                                                                               153,825
        7,333  Caremark Rx, Inc.(b)                                                                                248,222
        1,200  Cephalon, Inc.(b,c)                                                                                  68,292
        1,200  Dentsply International, Inc.                                                                         58,152
        5,150  Eli Lilly and Company                                                                               380,122
        4,150  Forest Laboratories, Inc.(b)                                                                        267,592
        5,700  Genentech, Inc.(b)                                                                                  699,960
        2,400  Genzyme Corporation(b)                                                                              104,544
        6,000  Gilead Sciences, Inc.(b)                                                                            364,980
        4,000  Guidant Corporation                                                                                 252,040
        2,000  HCA, Inc.                                                                                            81,260
       15,408  Johnson & Johnson                                                                                   832,494
        2,800  McKesson Corporation                                                                                 92,008
       12,700  Medtronic, Inc.                                                                                     640,842
        1,550  Neurocrine Biosciences, Inc.(b,c)                                                                   101,726
       54,720  Pfizer, Inc.                                                                                      1,956,784
        3,600  St. Jude Medical, Inc.(b)                                                                           274,536
        2,000  Stryker Corporation                                                                                 197,860
        6,100  Teva Pharmaceutical Industries, Ltd.                                                                375,516
        8,050  UnitedHealth Group, Inc.                                                                            494,914
        1,150  WellPoint Health Networks, Inc.(b)                                                                  128,444
        7,650  Wyeth Corporation                                                                                   291,236
        4,150  Zimmer Holdings, Inc.(b)                                                                            331,378
--------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                10,542,676
==========================================================================================================================

Industrials (8.9%)
--------------------------------------------------------------------------------------------------------------------------
        6,000  3M Company                                                                                          518,880
        2,250  Apollo Group, Inc.(b)                                                                               204,480
        2,150  Career Education Corporation                                                                        137,600
        2,700  Caterpillar, Inc.                                                                                   209,871
        9,250  Cendant Corporation                                                                                 219,040
        4,450  Continental Airlines, Inc.(b,c)                                                                      47,437
        3,300  Corinthian Colleges, Inc.                                                                           101,046
        1,800  Danaher Corporation                                                                                 166,536
        1,500  Eaton Corporation                                                                                    89,070
        3,000  FedEx Corporation                                                                                   215,730
          600  General Dynamics Corporation                                                                         56,172
       48,370  General Electric Company                                                                          1,448,682
        1,550  Illinois Tool Works, Inc.                                                                           133,626
        1,500  Ingersoll-Rand Company                                                                               96,825
        2,650  L-3 Communications Holdings, Inc.(c)                                                                163,611
        2,000  Manpower, Inc.                                                                                       93,800
        3,750  Masco Corporation                                                                                   105,038
        2,300  Rockwell Automation, Inc.                                                                            75,187
       11,250  Tyco International, Ltd.                                                                            308,812
        4,500  United Parcel Service, Inc.                                                                         315,675
        2,290  United Technologies Corporation                                                                     197,535
--------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                 4,904,653
==========================================================================================================================

Information Technology (28.1%)
--------------------------------------------------------------------------------------------------------------------------
        7,200  Accenture, Ltd.(b)                                                                                  171,144
       15,050  ADC Telecommunications, Inc.(b)                                                                      37,625
        3,950  Adobe Systems, Inc.(c)                                                                              163,293
        1,050  Affiliated Computer Services, Inc.(b)                                                                50,925
        4,150  Altera Corporation(b)                                                                                83,042
        8,200  Analog Devices, Inc.                                                                                349,320
        4,550  Andrew Corporation(b)                                                                                77,122
        4,000  Apple Computer, Inc.(b)                                                                             102,920
       25,450  Applied Materials, Inc.(b)                                                                          463,954
        4,450  BEA Systems, Inc.(b)                                                                                 50,774
        3,900  Broadcom Corporation(b)                                                                             147,264
        4,500  Check Point Software Technologies, Ltd.(b)                                                          105,435
        2,850  CheckFree Corporation(b)                                                                             85,614
       69,000  Cisco Systems, Inc.(b)                                                                            1,440,030
        3,050  Cognos, Inc.(b)                                                                                      96,166
        6,250  Comverse Technology, Inc.(b)                                                                        102,250
       16,100  Corning, Inc.(b)                                                                                    177,583
        3,550  Cypress Semiconductor Corporation(b,c)                                                               49,594
       29,450  Dell, Inc.(b)                                                                                     1,022,210
        8,250  Electronic Arts, Inc.(c)                                                                            417,615
        2,100  Electronics for Imaging, Inc.(b)                                                                     53,298
       29,930  EMC Corporation(b)                                                                                  334,019
        9,500  First Data Corporation                                                                              431,205
        3,812  Fiserv, Inc.(b)                                                                                     139,367
        8,000  Flextronics International, Ltd.(b)                                                                  128,800
        5,740  Hewlett-Packard Company                                                                             113,078
        4,450  Ingram Micro, Inc.(b)                                                                                53,178
       49,800  Intel Corporation                                                                                 1,281,354
        3,490  International Business Machines Corporation                                                         307,713
        1,150  Intuit, Inc.(b)                                                                                      48,840
        2,200  Jabil Circuit, Inc.(b)                                                                               58,058
       13,650  JDS Uniphase Corporation(b)                                                                          41,496
        4,900  Juniper Networks, Inc.(b,c)                                                                         107,212
        1,650  KLA-Tencor Corporation(b)                                                                            68,756
        1,600  Lexmark International, Inc.(b)                                                                      144,736
        6,000  Linear Technology Corporation                                                                       213,780
        5,050  Maxim Integrated Products, Inc.                                                                     232,250
        2,250  Mercury Interactive Corporation(b)                                                                   95,738
        4,900  Microchip Technology, Inc.                                                                          137,298
       68,100  Microsoft Corporation                                                                             1,768,557
       14,100  Motorola, Inc.                                                                                      257,325
        4,550  Nasdaq (100) Trust(c)                                                                               158,340
        3,100  National Semiconductor Corporation(b)                                                               126,449
        2,350  Netgear, Inc.(b)                                                                                     25,568
        2,900  Network Appliance, Inc.(b)                                                                           53,998
        4,200  Network Associates, Inc.(b)                                                                          65,856
        5,850  Nokia Corporation ADR                                                                                81,958
       25,900  Nortel Networks Corporation(b)                                                                       96,866
        8,850  Novell, Inc.(b)                                                                                      85,314
       30,145  Oracle Corporation(b)                                                                               338,227
        5,700  Paychex, Inc.(d)                                                                                    212,496
        8,600  QUALCOMM, Inc.                                                                                      537,156
        1,250  Research in Motion, Ltd.(b)                                                                         108,450
        2,150  Sabre Holdings Corporation                                                                           50,718
        4,900  SAP AG                                                                                              182,672
        6,250  Siebel Systems, Inc.(b)                                                                              64,250
        7,650  Symantec Corporation                                                                                344,632
        4,100  Telefonaktiebolaget LM Ericsson(b,c)                                                                109,347
        3,100  Teradyne, Inc.(b)                                                                                    63,178
       15,550  Texas Instruments, Inc.                                                                             390,305
        4,950  Unisys Corporation(b)                                                                                64,498
       17,300  United Microelectronics Corporation ADR(b,c)                                                         89,960
        5,050  VeriSign, Inc.(b)                                                                                    81,456
       10,000  VERITAS Software Corporation(b)                                                                     266,700
        1,800  Waters Corporation(b)                                                                                77,670
        6,770  Xilinx, Inc.(b)                                                                                     227,675
        8,950  Yahoo!, Inc.(b)                                                                                     451,617
--------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     15,565,294
==========================================================================================================================

Materials (0.5%)
--------------------------------------------------------------------------------------------------------------------------
        1,950  Ecolab, Inc.                                                                                         58,110
        1,900  International Steel Group, Inc.(b)                                                                   55,195
        1,500  Peabody Energy Corporation                                                                           70,335
        3,000  Praxair, Inc.                                                                                       109,650
--------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                     293,290
==========================================================================================================================

Miscellaneous (0.6%)
--------------------------------------------------------------------------------------------------------------------------
        3,050  S&P 400 Mid-Cap Depository Receipts                                                                 324,978
--------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                                 324,978
--------------------------------------------------------------------------------------------------------------------------
               Total Common Stock  (cost $51,375,845)                                                           52,538,356
==========================================================================================================================

Shares or
Principal
Amount         Collateral Held for Securities Loaned (2.7%)          Interest Rate(e)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
     $193,887  BNP Paribas Letter of Credit                                      0.150%       10/21/2004          $193,887
    1,275,475  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070               N/A         1,275,474
--------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned  (cost
               $1,469,361)                                                                                       1,469,361
==========================================================================================================================

Principal
Amount         Short-Term Investments (2.5%)                         Interest Rate(e)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
  $1,400,000   Aquinas Funding, LLC                                              1.030%         5/3/2004        $1,399,920
--------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments  (at amortized cost)                                                 1,399,920
--------------------------------------------------------------------------------------------------------------------------
               Total Investments  (cost $54,245,126)                                                           $55,407,637
==========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) At April 30, 2004, 200 shares of Omnicom Group, Inc.
    common stock valued at $15,902 were earmarked as
    collateral to cover call options written as follows:

                           Number of        Exercise     Expiration
Call Options               Contracts         Price           Date                Value
-------------------------------------------------------------------------------------------------------------------------
Omnicom Group, Inc.           2               $80         5/22/2004               $290

(e) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Lutheran Brotherhood Fund
Schedule of Investments as of April 30, 2004 (unaudited)(a)

Shares         Common Stock (94.7%)                                                                                 Value
--------------------------------------------------------------------------------------------------------------------------

Communications Services (2.3%)
--------------------------------------------------------------------------------------------------------------------------
       91,100  AT&T Wireless Services, Inc.(b)                                                                  $1,258,091
       11,900  CenturyTel, Inc.                                                                                    343,672
      123,800  Nextel Communications, Inc.(b)                                                                    2,953,868
      257,832  SBC Communications, Inc.                                                                          6,420,017
       72,250  Sprint Corporation (FON Group)                                                                    1,292,552
      198,900  Verizon Communications, Inc.                                                                      7,506,486
--------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    19,774,686
==========================================================================================================================

Consumer Discretionary (14.3%)
--------------------------------------------------------------------------------------------------------------------------
       78,400  Clear Channel Communications, Inc.                                                                3,252,816
      891,300  Comcast Corporation(b)                                                                           25,838,787
      892,300  Cox Communications, Inc.(b)                                                                      29,169,288
       40,100  Dollar General Corporation                                                                          752,276
      123,700  Family Dollar Stores, Inc.                                                                        3,975,718
       97,700  Gannett Company, Inc.                                                                             8,468,636
      332,100  Harley-Davidson, Inc.                                                                            18,703,872
      257,100  Home Depot, Inc.                                                                                  9,047,349
       28,000  Kohl's Corporation(b)                                                                             1,170,120
      525,200  Liberty Media Corporation(b)                                                                      5,745,688
       21,400  Nordstrom, Inc.                                                                                     762,482
       98,500  Starwood Hotels & Resorts Worldwide, Inc.                                                         3,919,315
      178,124  Tiffany & Company                                                                                 6,946,836
       79,100  Tribune Company                                                                                   3,787,308
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    121,540,491
==========================================================================================================================

Consumer Staples (11.7%)
--------------------------------------------------------------------------------------------------------------------------
      172,500  Alberto-Culver Company                                                                            8,135,100
      494,100  Altria Group, Inc.                                                                               27,363,258
       13,400  Corn Products International, Inc.                                                                   569,500
      184,600  General Mills, Inc.                                                                               8,999,250
      435,900  Wal-Mart Stores, Inc.                                                                            24,846,300
      865,400  Walgreen Company                                                                                 29,838,992
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           99,752,400
==========================================================================================================================

Energy (8.4%)
--------------------------------------------------------------------------------------------------------------------------
      109,840  Apache Corporation                                                                                4,599,001
      129,300  Baker Hughes, Inc.                                                                                4,742,724
       92,100  BJ Services Company(b)                                                                            4,098,450
       48,000  Burlington Resources, Inc.                                                                        3,228,960
       15,900  ChevronTexaco Corporation                                                                         1,454,850
       41,600  ConocoPhillips Company                                                                            2,966,080
       70,300  ENSCO International, Inc.                                                                         1,924,111
      224,200  EOG Resources, Inc.                                                                              11,041,850
      547,346  Exxon Mobil Corporation                                                                          23,289,572
       87,000  Nabors Industries, Ltd.(b)                                                                        3,859,320
       90,500  Noble Corporation(b)                                                                              3,362,980
       62,300  Rowan Companies, Inc.(b)                                                                          1,389,290
       65,000  Schlumberger, Ltd.                                                                                3,804,450
       34,800  Smith International, Inc.(b)                                                                      1,905,300
--------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     71,666,938
==========================================================================================================================

Financials (23.0%)
--------------------------------------------------------------------------------------------------------------------------
      224,900  AFLAC, Inc.                                                                                       9,497,527
       57,200  Ambac Financial Group, Inc.                                                                       3,946,800
      356,900  American Express Company                                                                         17,470,255
      411,800  American International Group, Inc.                                                               29,505,470
      179,841  Bank of America Corporation                                                                      14,475,402
      110,500  Bank One Corporation                                                                              5,455,385
      146,500  Charles Schwab Corporation                                                                        1,507,485
      525,400  Citigroup, Inc.                                                                                  25,266,486
       30,000  Countrywide Financial Corporation                                                                 1,779,000
      202,900  Federal National Mortgage Corporation                                                            13,943,288
      429,600  J.P. Morgan Chase & Company                                                                      16,152,960
       26,200  Lehman Brothers Holdings, Inc.                                                                    1,923,080
       47,100  Marsh & McLennan Companies, Inc.                                                                  2,124,210
      426,600  MBNA Corporation                                                                                 10,400,508
       66,500  Merrill Lynch & Company, Inc.(c)                                                                  3,606,295
      101,500  MetLife, Inc.                                                                                     3,501,750
      158,350  Morgan Stanley and Company                                                                        8,137,606
       49,600  North Fork Bancorporation, Inc.                                                                   1,841,152
       56,000  Northern Trust Corporation                                                                        2,367,680
       62,500  Progressive Corporation                                                                           5,470,000
      187,800  Providian Financial Corporation(b)                                                                2,278,014
      114,700  State Street Corporation                                                                          5,597,360
      167,800  Wells Fargo & Company                                                                             9,473,988
--------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                195,721,701
==========================================================================================================================

Health Care (11.1%)
--------------------------------------------------------------------------------------------------------------------------
       79,100  Abbott Laboratories                                                                               3,481,982
      120,200  Amgen, Inc.(b)                                                                                    6,763,654
       31,350  Barr Pharmaceuticals, Inc.                                                                        1,298,517
      136,900  Boston Scientific Corporation                                                                     5,638,911
       86,700  Bristol-Myers Squibb Company                                                                      2,176,170
       33,700  Cardinal Health, Inc.                                                                             2,468,525
       58,500  Eli Lilly and Company                                                                             4,317,885
      260,700  Johnson & Johnson                                                                                14,085,621
       54,016  Medco Health Solutions, Inc.(b)                                                                   1,912,166
       95,600  Medtronic, Inc.                                                                                   4,823,976
       77,900  Merck & Company, Inc.                                                                             3,661,300
      115,500  Mylan Laboratories, Inc.                                                                          2,646,105
      757,675  Pfizer, Inc.                                                                                     27,094,458
       33,000  St. Jude Medical, Inc.(b)                                                                         2,516,580
       43,200  Watson Pharmaceuticals, Inc.(b)                                                                   1,538,352
       90,300  WellPoint Health Networks, Inc.(b)                                                               10,085,607
--------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                94,509,809
==========================================================================================================================

Industrials (9.1%)
--------------------------------------------------------------------------------------------------------------------------
       61,000  3M Company                                                                                        5,275,280
      176,400  American Power Conversion Corporation                                                             3,291,624
       56,100  Caterpillar, Inc.                                                                                 4,360,653
      224,300  Cendant Corporation                                                                               5,311,424
       25,700  CNF, Inc.                                                                                           939,592
       63,300  Dover Corporation                                                                                 2,533,899
       31,100  Emerson Electric Company                                                                          1,872,842
       25,500  Fastenal Company                                                                                  1,399,185
       62,100  General Dynamics Corporation                                                                      5,813,802
      516,200  General Electric Company                                                                         15,460,190
      183,000  Herman Miller, Inc.                                                                               4,809,240
       34,700  Honeywell International, Inc.                                                                     1,199,926
       24,700  Illinois Tool Works, Inc.                                                                         2,129,387
      220,700  Norfolk Southern Corporation                                                                      5,257,074
       35,400  Northrop Grumman Corporation                                                                      3,513,450
      307,100  Tyco International, Ltd.(c)                                                                       8,429,895
       66,600  United Technologies Corporation                                                                   5,744,916
--------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                77,342,379
==========================================================================================================================

Information Technology (14.4%)
--------------------------------------------------------------------------------------------------------------------------
      151,900  Applied Materials, Inc.(b)                                                                        2,769,137
       61,600  Arrow Electronics, Inc.(b)                                                                        1,557,248
      668,000  Cisco Systems, Inc.(b)                                                                           13,941,160
       90,000  Computer Sciences Corporation(b)                                                                  3,681,900
      249,500  Dell, Inc.(b)                                                                                     8,660,145
      202,300  EMC Corporation(b)                                                                                2,257,668
      373,860  First Data Corporation                                                                           16,969,505
       85,900  Global Payments, Inc.                                                                             4,121,482
      620,000  Intel Corporation                                                                                15,952,600
      176,800  International Business Machines Corporation                                                      15,588,456
    1,033,500  Microsoft Corporation                                                                            26,839,995
      526,600  Oracle Corporation(b)                                                                             5,908,452
      167,400  Texas Instruments, Inc.                                                                           4,201,740
--------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    122,449,488
==========================================================================================================================

Utilities (0.4%)
--------------------------------------------------------------------------------------------------------------------------
       69,400  Entergy Corporation                                                                               3,789,240
--------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                   3,789,240
--------------------------------------------------------------------------------------------------------------------------
               Total Common Stock  (cost $779,169,218)                                                         806,547,132
==========================================================================================================================

Shares         Collateral Held for Securities Loaned (1.0%)           Interest Rate(d)    Maturity Date              Value
--------------------------------------------------------------------------------------------------------------------------
    8,860,900  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%              N/A        $8,860,900
--------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned  (cost
               $8,860,900)                                                                                       8,860,900
==========================================================================================================================

Principal
Amount         Short-Term Investments (4.3%)                         Interest Rate(d)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
  $5,000,000   Edison Asset Securitization, LLC                                  1.030%         5/3/2004        $4,999,714
    2,095,000  Kitty Hawk Funding Corporation                                    1.031         5/14/2004         2,094,221
   27,150,000  New Center Asset Trust                                            1.020          5/3/2004        27,148,462
    2,135,000  Nieuw Amsterdam Receivables                                       1.041         5/20/2004         2,133,828
--------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments  (at amortized cost)                                                36,376,225
--------------------------------------------------------------------------------------------------------------------------
               Total Investments  (cost $824,406,343)                                                         $851,784,257
==========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Lutheran Brotherhood Value Fund
Schedule of Investments as of April 30, 2004 (unaudited)(a)

Shares         Common Stock (96.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (4.4%)
--------------------------------------------------------------------------------------------------------------------------
        4,100  ALLTEL Corporation                                                                                 $206,394
       19,200  AT&T Wireless Services, Inc.(b)                                                                     265,152
       11,900  BellSouth Corporation                                                                               307,139
        4,300  Nextel Communications, Inc.(b,c)                                                                    102,598
       13,540  SBC Communications, Inc.                                                                            337,146
       17,064  Verizon Communications, Inc.                                                                        643,995
       11,400  Vodafone Group plc ADR                                                                              279,756
--------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                     2,142,180
==========================================================================================================================

Consumer Discretionary (12.1%)
--------------------------------------------------------------------------------------------------------------------------
        1,400  AutoZone, Inc.(b)                                                                                   122,598
        2,900  Best Buy Company, Inc.                                                                              157,325
        3,300  Carnival Corporation                                                                                140,811
        7,900  Clear Channel Communications, Inc.                                                                  327,771
        6,623  Comcast Corporation(b)                                                                              199,352
        8,370  Fox Entertainment Group, Inc.(b)                                                                    233,104
        8,000  Home Depot, Inc.                                                                                    281,520
        5,200  Johnson Controls, Inc.                                                                              285,272
        5,900  Koninklijke Philips Electronics NV(c)                                                               158,179
        5,100  Lennar Corporation                                                                                  238,935
       28,200  Liberty Media Corporation(b)                                                                        308,508
        3,490  Lowe's Companies, Inc.                                                                              181,689
       17,500  McDonald's Corporation                                                                              476,525
        3,500  Sears, Roebuck and Company                                                                          140,175
        8,700  Staples, Inc.                                                                                       224,112
       12,320  Target Corporation                                                                                  534,318
       41,300  Time Warner, Inc.(b)                                                                                694,666
        2,600  Toyota Motor Corporation ADR                                                                        190,346
        4,700  Tribune Company                                                                                     225,036
        8,700  Viacom, Inc.                                                                                        336,255
       18,900  Walt Disney Company                                                                                 435,267
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                      5,891,764
==========================================================================================================================

Consumer Staples (7.1%)
--------------------------------------------------------------------------------------------------------------------------
       10,900  Altria Group, Inc.                                                                                  603,642
       13,700  Archer-Daniels-Midland Company                                                                      240,572
       12,130  CVS Corporation                                                                                     468,582
        6,980  General Mills, Inc.                                                                                 340,275
        4,210  Kimberly-Clark Corporation                                                                          275,544
        8,300  Kraft Foods, Inc.                                                                                   273,153
        9,300  Kroger Company(b)                                                                                   162,750
        2,600  PepsiCo, Inc.                                                                                       141,674
        3,900  Procter & Gamble Company                                                                            412,425
        3,900  R.J. Reynolds Tobacco Holdings, Inc.                                                                252,603
        8,500  SUPERVALU, Inc.                                                                                     261,715
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                            3,432,935
==========================================================================================================================

Energy (11.1%)
--------------------------------------------------------------------------------------------------------------------------
        8,320  Apache Corporation                                                                                  348,358
        8,200  Baker Hughes, Inc.                                                                                  300,776
        3,500  BJ Services Company(b)                                                                              155,750
        7,700  BP plc                                                                                              407,330
        2,400  Burlington Resources, Inc.                                                                          161,448
        7,510  ChevronTexaco Corporation                                                                           687,165
       14,911  ConocoPhillips Company                                                                            1,063,154
        3,970  EOG Resources, Inc.                                                                                 195,522
       30,700  Exxon Mobil Corporation                                                                           1,306,285
        5,000  Nabors Industries, Ltd.(b)                                                                          221,800
        7,100  Noble Corporation(b)                                                                                263,836
        4,900  Valero Energy Corporation                                                                           312,424
--------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                      5,423,848
==========================================================================================================================

Financials (28.2%)
--------------------------------------------------------------------------------------------------------------------------
        6,500  A.G. Edwards, Inc.                                                                                  237,835
        6,300  ACE, Ltd.                                                                                           276,192
       11,000  Allstate Corporation                                                                                504,900
        4,800  American Express Company                                                                            234,960
       10,800  American International Group, Inc.                                                                  773,820
       17,090  Bank of America Corporation                                                                       1,375,574
        4,400  Bank of New York Company, Inc.                                                                      128,216
        8,900  Bank One Corporation                                                                                439,393
       37,299  Citigroup, Inc.                                                                                   1,793,710
        1,999  Countrywide Financial Corporation                                                                   118,541
        4,300  Equity Office Properties Trust                                                                      108,231
        7,140  Federal Home Loan Mortgage Corporation                                                              416,976
        7,010  Federal National Mortgage Corporation                                                               481,727
        3,800  Goldman Sachs Group, Inc.                                                                           366,700
        7,480  Hartford Financial Services Group, Inc.                                                             456,878
       20,800  J.P. Morgan Chase & Company                                                                         782,080
        8,700  MBNA Corporation                                                                                    212,106
        7,700  Merrill Lynch & Company, Inc.                                                                       417,571
       13,900  MetLife, Inc.                                                                                       479,550
        8,200  Morgan Stanley and Company                                                                          421,398
        4,600  North Fork Bancorporation, Inc.(c)                                                                  170,752
        5,500  PMI Group, Inc.                                                                                     236,665
        9,900  Providian Financial Corporation(b)                                                                  120,087
        6,600  Prudential Financial, Inc.                                                                          290,004
        3,100  Simon Property Group, Inc.                                                                          149,451
       11,300  SouthTrust Corporation                                                                              351,204
        3,500  St. Paul Travelers Companies, Inc.                                                                  142,345
        4,800  State Street Corporation                                                                            234,240
       13,400  U.S. Bancorp                                                                                        343,576
       11,900  Wachovia Corporation                                                                                544,425
       13,300  Wells Fargo & Company                                                                               750,918
        6,300  Zions Bancorporation                                                                                356,076
--------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 13,716,101
==========================================================================================================================

Health Care (6.5%)
--------------------------------------------------------------------------------------------------------------------------
        2,000  Abbott Laboratories                                                                                  88,040
        3,200  Aetna, Inc.                                                                                         264,800
        3,500  Anthem, Inc.(b,c)                                                                                   310,030
        9,100  Bristol-Myers Squibb Company                                                                        228,410
        1,700  CIGNA Corporation                                                                                   109,667
        3,700  GlaxoSmithKline plc                                                                                 155,400
        5,400  IVAX Corporation(b)                                                                                 115,020
        3,760  Johnson & Johnson                                                                                   203,153
       14,600  McKesson Corporation                                                                                479,756
          666  Medco Health Solutions, Inc.(b)                                                                      23,576
        5,500  Merck & Company, Inc.                                                                               258,500
       17,100  Pfizer, Inc.                                                                                        611,496
        8,300  Wyeth Corporation                                                                                   315,981
--------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                 3,163,829
==========================================================================================================================

Industrials (10.8%)
--------------------------------------------------------------------------------------------------------------------------
        3,100  Boeing Company                                                                                      132,339
       10,700  Burlington Northern Santa Fe Corporation                                                            349,890
        6,300  Caterpillar, Inc.                                                                                   489,699
       13,200  Cendant Corporation                                                                                 312,576
        3,500  Dover Corporation                                                                                   140,105
        1,500  Emerson Electric Company                                                                             90,330
        3,900  FedEx Corporation                                                                                   280,449
        1,500  General Dynamics Corporation                                                                        140,430
        8,400  General Electric Company                                                                            251,580
        9,108  Honeywell International, Inc.                                                                       314,955
        1,600  Illinois Tool Works, Inc.                                                                           137,936
        2,800  Lockheed Martin Corporation                                                                         133,560
        7,900  Masco Corporation                                                                                   221,279
        2,300  Northrop Grumman Corporation                                                                        228,275
        6,140  Pitney Bowes, Inc.                                                                                  268,625
        3,400  Raytheon Company                                                                                    109,684
        9,600  Republic Services, Inc.                                                                             276,672
       23,600  Tyco International, Ltd.                                                                            647,820
        4,900  Union Pacific Corporation                                                                           288,757
        4,900  United Technologies Corporation                                                                     422,674
--------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                 5,237,635
==========================================================================================================================

Information Technology (7.8%)
--------------------------------------------------------------------------------------------------------------------------
        8,420  Applied Materials, Inc.(b)                                                                          153,497
       11,600  Cisco Systems, Inc.(b)                                                                              242,092
        6,900  Computer Sciences Corporation(b)                                                                    282,279
        8,420  First Data Corporation                                                                              382,184
        7,300  Harris Corporation                                                                                  328,865
       24,600  Hewlett-Packard Company                                                                             484,620
       12,200  Intel Corporation                                                                                   313,906
        3,950  International Business Machines Corporation                                                         348,272
       12,400  Microsoft Corporation                                                                               322,028
       16,700  Motorola, Inc.                                                                                      304,775
        5,400  Nokia Corporation ADR                                                                                75,654
       11,500  Oracle Corporation(b)                                                                               129,030
        4,200  Storage Technology Corporation(b)                                                                   110,334
       12,800  Texas Instruments, Inc.                                                                             321,280
--------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                      3,798,816
==========================================================================================================================

Materials (4.8%)
--------------------------------------------------------------------------------------------------------------------------
        6,300  Alcan, Inc.                                                                                         253,449
        9,450  Alcoa, Inc.                                                                                         290,588
        5,400  BASF AG                                                                                             279,558
        6,600  E.I. du Pont de Nemours and Company                                                                 283,470
        7,100  Georgia-Pacific Corporation                                                                         249,210
        6,940  International Paper Company                                                                         279,821
        7,200  Praxair, Inc.                                                                                       263,160
        7,600  Weyerhaeuser Company                                                                                449,920
--------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                   2,349,176
==========================================================================================================================

Utilities (3.5%)
--------------------------------------------------------------------------------------------------------------------------
        7,670  Dominion Resources, Inc.                                                                            489,423
        4,000  Entergy Corporation                                                                                 218,400
        6,000  Exelon Corporation                                                                                  401,640
        7,100  FirstEnergy Corporation                                                                             277,610
        5,200  FPL Group, Inc.                                                                                     330,824
--------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                   1,717,897
--------------------------------------------------------------------------------------------------------------------------
               Total Common Stock  (cost $41,912,753)                                                           46,874,181
==========================================================================================================================

Shares or
Principal
Amount         Collateral Held for Securities Loaned (1.0%)          Interest Rate(d)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
     $101,264  BNP Paribas Letter of Credit                                      0.150%       10/21/2004          $101,264
      387,800  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070              N/A            387,800
--------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned  (cost
               $489,064)                                                                                           489,064
==========================================================================================================================

Principal
Amount         Short-Term Investments (2.7%)                         Interest Rate(d)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
  $1,300,000   Aquinas Funding, LLC                                              1.030%         5/3/2004        $1,299,926
--------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments  (at amortized cost)                                                 1,299,926
--------------------------------------------------------------------------------------------------------------------------
               Total Investments  (cost $43,701,743)                                                           $48,663,171
==========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Lutheran Brotherhood High Yield Fund
Schedule of Investments as of April 30, 2004 (unaudited)(a)

Principal
Amount         Long-Term Fixed Income (78.5%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Basic Materials (8.5%)
--------------------------------------------------------------------------------------------------------------------------
   $2,150,000  Blue Ridge Paper Company                                          9.500%       12/15/2008        $1,956,500
    1,100,000  Boise Cascade Corporation(b)                                      6.500         11/1/2010         1,158,964
    1,500,000  Boise Cascade Corporation(b)                                      7.000         11/1/2013         1,579,773
    1,750,000  Buckeye Technologies, Inc.(b)                                     8.000        10/15/2010         1,671,250
    1,100,000  Buckeye Technologies, Inc.                                        8.500         10/1/2013         1,171,500
    1,500,000  Equistar Chemicals, LP(b)                                        10.125          9/1/2008         1,661,250
    3,000,000  Euramax International plc                                         8.500         8/15/2011         3,180,000
    2,600,000  Georgia-Pacific Corporation(b)                                    8.125         5/15/2011         2,931,500
    2,250,000  Georgia-Pacific Corporation(b)                                    9.375          2/1/2013         2,615,625
    2,500,000  Huntsman International, LLC(b)                                   10.125          7/1/2009         2,618,750
    3,450,000  International Steel Group, Inc                                    6.500         4/15/2014         3,312,000
    1,200,000  ISP Chemco, Inc.(b)                                              10.250          7/1/2011         1,356,000
    2,600,000  ISP Holdings, Inc.(b)                                            10.625        12/15/2009         2,886,000
    1,300,000  Ispat Inland ULC(c)                                               7.860          7/1/2004         1,339,000
    2,580,000  Ispat Inland ULC                                                  9.750          4/1/2014         2,631,600
    1,100,000  Lyondell Chemical Company(b)                                      9.875          5/1/2007         1,155,000
    1,700,000  Lyondell Chemical Company                                         9.500        12/15/2008         1,776,500
    2,100,000  Lyondell Chemical Company                                        10.500          6/1/2013         2,299,500
    3,050,000  MacDermid, Inc.                                                   9.125         7/15/2011         3,431,250
    3,000,000  MDP Acquisitions plc(b)                                           9.625         10/1/2012         3,375,000
    2,000,000  Methanex Corporation(b)                                           8.750         8/15/2012         2,290,000
    1,300,000  Mueller Group, Inc.                                              10.000          5/1/2012         1,361,750
    2,550,000  Mueller Holdings, Inc.(d)                                   Zero Coupon         4/15/2014         1,428,000
    3,200,000  Nalco Company                                                     7.750        11/15/2011         3,368,000
    3,000,000  Nova Chemicals, Ltd.                                              6.500         1/15/2012         3,000,000
    2,150,000  Rockwood Specialties Corporation(b)                              10.625         5/15/2011         2,289,750
    1,200,000  Steel Dynamics, Inc.(b)                                           9.500         3/15/2009         1,341,000
    1,400,000  Steel Dynamics, Inc.                                              9.500         3/15/2009         1,564,500
    3,000,000  USEC, Inc.                                                        6.625         1/20/2006         3,000,000
--------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            63,749,962
==========================================================================================================================

Capital Goods (9.6%)
--------------------------------------------------------------------------------------------------------------------------
    1,950,000  Ainsworth Lumber Company, Ltd.                                    6.750         3/15/2014         1,930,500
    2,150,000  Allied Waste North America, Inc.(b)                               7.875         4/15/2013         2,311,250
    4,300,000  Allied Waste North America, Inc.                                  7.375         4/15/2014         4,267,750
      650,000  Allied Waste North America, Inc., Convertible                     4.250         4/15/2034           658,938
    3,450,000  Amsted Industries, Inc.                                          10.250        10/15/2011         3,898,500
    1,350,000  Berry Plastics Corporation                                       10.750         7/15/2012         1,525,500
    1,300,000  Bombardier Capital, Inc.(b)                                       6.125         6/29/2006         1,365,948
    3,850,000  Case New Holland, Inc.                                            9.250          8/1/2011         4,292,750
    2,600,000  Cellu Tissue Holdings, Inc.                                       9.750         3/15/2010         2,515,500
    3,000,000  Crown Cork & Seal Finance plc                                     7.000        12/15/2006         3,075,000
    1,700,000  Crown Euro Holdings SA                                           10.875          3/1/2013         1,980,500
    1,500,000  Dunlop Stand Aero Holdings Company                               11.875         5/15/2009         1,586,250
    1,950,000  Eircom Funding(b)                                                 8.250         8/15/2013         2,106,000
    2,150,000  Erico International Corporation                                   8.875          3/1/2012         2,225,250
    2,150,000  Fastentech, Inc.                                                 11.500          5/1/2011         2,386,500
    2,350,000  Graphic Package International Corporation(b)                      9.500         8/15/2013         2,643,750
    1,900,000  Hexcel Corporation(b)                                             9.750         1/15/2009         1,995,000
    2,150,000  Imco Recycling, Inc.(b)                                          10.375        10/15/2010         2,295,125
    1,800,000  K&F Industries, Inc.(b)                                           9.625        12/15/2010         2,016,000
      850,000  Legrand SA                                                        8.500         2/15/2025           895,688
    1,100,000  Nectar Merger Corporation                                         7.750         2/15/2014         1,089,000
    3,600,000  Owens-Brockway Glass Container, Inc.(b)                           8.875         2/15/2009         3,910,500
    1,100,000  Owens-Brockway Glass Container, Inc.                              8.250         5/15/2013         1,135,750
    2,800,000  Plastipak Holdings, Inc.                                         10.750          9/1/2011         3,024,000
    2,600,000  Pliant Corporation(b,d)                                     Zero Coupon         6/15/2009         2,171,000
    1,150,000  Rexnord Corporation(b)                                           10.125        12/15/2012         1,253,500
    3,010,000  Solo Cup Company                                                  8.500         2/15/2014         3,100,300
    1,300,000  TD Funding Corporation(b)                                         8.375         7/15/2011         1,374,750
    2,600,000  Texas Industries, Inc.                                           10.250         6/15/2011         2,951,000
    3,000,000  Trac X North America High Yield Certificates                     10.125         3/25/2009         2,925,000
      900,000  Tyco International Group SA, Convertible                          2.750         1/15/2018         1,177,875
    2,250,000  United Rentals, Inc.                                              6.500         2/15/2012         2,171,250
--------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              72,255,624
==========================================================================================================================

Communications Services (16.1%)
--------------------------------------------------------------------------------------------------------------------------
    2,150,000  ACC Escrow Corporation(b)                                        10.000          8/1/2011         2,074,750
    3,000,000  Adelphia Communications Corporation(e)                            8.875         1/15/2007         3,360,000
      300,000  Alliance Atlantis Communications, Inc                            13.000        12/15/2009           334,500
      900,000  American Tower Corporation, Convertible                           3.250          8/1/2010         1,165,500
    1,700,000  American Tower Corporation, Convertible                           7.250         12/1/2011         1,738,250
    3,350,000  American Tower Escrow Corporation                           Zero Coupon          8/1/2008         2,437,125
    3,025,008  Avalon Cable Holding Finance, Inc.(d)                            11.875         12/1/2008         3,214,071
    4,000,000  Block Communications, Inc.                                        9.250         4/15/2009         4,200,000
    3,000,000  Cablevision Systems Corporation                                   8.000         4/15/2012         3,007,500
    4,100,000  Charter Communications Holdings, LLC                              8.750        11/15/2013         4,038,500
    3,400,000  Charter Communications Operating, LLC                             8.000         4/30/2012         3,349,000
    3,000,000  Crown Castle International Corporation                            9.375          8/1/2011         3,285,000
    1,700,000  CSC Holdings, Inc.(b)                                             7.625          4/1/2011         1,768,000
    1,800,000  Dex Media East, LLC                                              12.125        11/15/2012         2,088,000
    1,300,000  Dex Media West, LLC                                               9.875         8/15/2013         1,423,500
    2,150,000  Dex Media, Inc.(d)                                          Zero Coupon        11/15/2013         1,311,500
    2,600,000  Dex Media, Inc.                                                   8.000        11/15/2013         2,522,000
    4,300,000  EchoStar DBS Corporation(b)                                       6.375         10/1/2011         4,348,375
    1,700,000  Gaylord Entertainment Company                                     8.000        11/15/2013         1,768,000
    2,150,000  Granite Broadcasting Corporation                                  9.750         12/1/2010         2,107,000
    2,000,000  Gray Television, Inc.                                             9.250        12/15/2011         2,240,000
    2,031,368  Hollinger International Publishing, Inc.                         12.125        11/15/2010         2,364,005
    2,000,000  Hollinger International Publishing, Inc.                          9.000        12/15/2010         2,220,000
    3,150,000  Iridium Capital Corporation(e)                                   14.000         7/15/2005           315,000
    2,800,000  Iridium, LLC(e)                                                  13.000         7/15/2005           280,000
    2,600,000  Mail-Well I Corporation                                           7.875         12/1/2013         2,457,000
      519,000  MCI, Inc.(b)                                                      5.908          5/1/2007           513,161
      519,000  MCI, Inc.(b)                                                      6.688          5/1/2009           493,050
      445,000  MCI, Inc.(b)                                                      7.735          5/1/2014           412,738
    2,100,000  Mediacom Broadband, LLC(b)                                       11.000         7/15/2013         2,247,000
    1,300,000  MetroPCS, Inc.                                                   10.750         10/1/2011         1,371,500
    2,600,000  Millicom International Cellular SA                               10.000         12/1/2013         2,665,000
    3,325,000  Nexstar Finance, Inc.                                             7.000         1/15/2014         3,241,875
    3,000,000  Nextel Communications, Inc.(b)                                    6.875        10/31/2013         3,030,000
    4,300,000  Nextel Communications, Inc.(b)                                    7.375          8/1/2015         4,466,625
    3,000,000  Nextel Partners, Inc.(b)                                          8.125          7/1/2011         3,045,000
    3,200,000  Panamsat Corporation(b)                                           8.500          2/1/2012         3,616,000
    3,650,000  Paxson Communications Corporation(b,d)                      Zero Coupon         1/15/2009         3,166,375
    2,650,000  Primus Telecommunications Group, Inc.                             8.000         1/15/2014         2,438,000
    5,150,000  Qwest Communications International, Inc.                          7.250         2/15/2011         4,776,625
    5,470,000  Qwest Services Corporation                                       13.500        12/15/2010         6,345,199
    2,000,000  RH Donnelley, Inc.                                               10.875        12/15/2012         2,380,000
    1,900,000  Shaw Communications, Inc.(b)                                      7.250          4/6/2011         2,033,752
    2,800,000  Sinclair Broadcast Group, Inc.                                    8.000         3/15/2012         2,975,000
    2,350,000  Spectrasite, Inc.                                                 8.250         5/15/2010         2,467,500
    3,450,000  Telenet Group Holding NV(d)                                 Zero Coupon         6/15/2014         2,104,500
    1,100,000  Vertis, Inc.(b)                                                   9.750          4/1/2009         1,196,250
    1,500,000  Vertis, Inc.                                                     10.875         6/15/2009         1,575,000
    2,200,000  Western Wireless Corporation(b)                                   9.250         7/15/2013         2,260,500
    2,500,000  XM Satellite Radio, Inc.(c)                                       6.650          8/1/2004         2,525,000
--------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   120,762,226
==========================================================================================================================

Consumer Cyclical (15.5%)
--------------------------------------------------------------------------------------------------------------------------
    1,500,000  American Casino & Entertainment Properties, LLC                   7.850          2/1/2012         1,537,500
    2,800,000  Argosy Gaming Company                                             7.000         1/15/2014         2,866,500
    3,250,000  Beazer Homes USA, Inc.                                            8.625         5/15/2011         3,518,125
      900,000  Best Buy Company, Inc., Convertible                               2.250         1/15/2022           981,000
    2,550,000  Boyd Gaming Corporation                                           8.750         4/15/2012         2,805,000
    2,550,000  Buffets, Inc.                                                    11.250         7/15/2010         2,798,625
    2,150,000  Coast Hotels & Casinos, Inc.(b)                                   9.500          4/1/2009         2,260,188
    1,900,000  Ferrellgas Partners, LP                                           6.750          5/1/2014         1,900,000
      675,000  Gap, Inc., Convertible, Convertible(b)                            5.750         3/15/2009           972,844
    5,600,000  Group 1 Automotive, Inc.                                          8.250         8/15/2013         6,118,000
    3,550,000  Hammons (John Q.) Hotels, LP(b)                                   8.875         5/15/2012         3,905,000
    2,450,000  Jafra Cosmetics International, Inc.                              10.750         5/15/2011         2,774,625
      850,000  Kerzner International, Convertible                                2.375         4/15/2024           839,375
    2,073,000  Kindercare Learning Centers                                       9.500         2/15/2009         2,105,816
    2,200,000  La Quinta Properties, Inc.(b)                                     8.875         3/15/2011         2,442,000
    1,400,000  Liberty Media Corporation, Convertible                            0.750         3/30/2023         1,575,000
    1,350,000  Liberty Media Corporation, Convertible                            3.250         3/15/2031         1,263,938
    2,150,000  MGM Mirage, Inc.(b)                                               8.375          2/1/2011         2,375,750
    3,450,000  Mohegan Tribal Gaming Authority                                   6.375         7/15/2009         3,519,000
    2,550,000  NationsRent, Inc.                                                 9.500        10/15/2010         2,734,875
    3,050,000  Nebraska Book Company, Inc.                                       8.625         3/15/2012         3,072,875
    3,000,000  Norcraft Finance Corporation                                      9.000         11/1/2011         3,172,500
    2,150,000  Park Place Entertainment Corporation(b)                           8.125         5/15/2011         2,375,750
    2,800,000  PCA, LLC/PCA Finance Corporation                                 11.875          8/1/2009         3,136,000
    3,400,000  Penn National Gaming, Inc.                                        6.875         12/1/2011         3,417,000
    2,200,000  Perry Ellis International, Inc.                                   8.875         9/15/2013         2,321,000
    2,250,000  Premier Entertainment Biloxi, LLC                                10.750          2/1/2012         2,430,000
    4,050,000  Rent-Way, Inc.                                                   11.875         6/15/2010         4,515,750
    2,150,000  Royal Caribbean Cruises, Ltd.(b)                                  8.750          2/2/2011         2,424,125
    1,700,000  Royal Caribbean Cruises, Ltd.                                     6.875         12/1/2013         1,704,250
    1,300,000  Saks, Inc.(b)                                                     9.875         10/1/2011         1,550,250
    2,000,000  Schuler Homes, Inc.                                               9.375         7/15/2009         2,210,000
      420,000  Seneca Gaming Corporation(f)                                      7.250          5/1/2012           425,775
    3,450,000  Station Casinos, Inc.                                             6.875          3/1/2016         3,432,750
    1,700,000  Stewart Enterprises, Inc.                                        10.750          7/1/2008         1,921,000
    4,000,000  Tenneco Automotive, Inc.                                         10.250         7/15/2013         4,610,000
    4,500,000  Travelcenters of America, Inc.                                   12.750          5/1/2009         5,287,500
    1,700,000  TRW Automotive, Inc.(b)                                           9.375         2/15/2013         1,946,500
    2,100,000  TRW Automotive, Inc.(b)                                          11.000         2/15/2013         2,499,000
    2,000,000  Vicar Operating, Inc.                                             9.875         12/1/2009         2,230,000
    2,600,000  VICORP Restraunts, Inc.                                          10.500         4/15/2011         2,574,000
    3,400,000  Visteon Corporation                                               7.000         3/10/2014         3,332,000
    2,650,000  Warnaco, Inc.                                                     8.875         6/15/2013         2,848,750
    1,300,000  Warner Music Group                                                7.375         4/15/2014         1,306,500
    1,495,000  William Carter Company                                           10.875         8/15/2011         1,719,250
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         115,755,686
==========================================================================================================================

Consumer Non-Cyclical (6.7%)
--------------------------------------------------------------------------------------------------------------------------
    1,250,000  Amscan Holdings, Inc.                                             8.750          5/1/2014         1,268,750
    3,000,000  Ardent Health Services, Inc.                                     10.000         8/15/2013         3,285,000
    2,050,000  Armkel Finance, Inc.                                              9.500         8/15/2009         2,244,750
      850,000  Del Monte Corporation(b)                                          9.250         5/15/2011           937,125
    4,700,000  Fisher Scientific International, Inc.                             8.000          9/1/2013         5,146,500
    3,100,000  HMP Equity Holdings Corporation                             Zero Coupon         5/15/2008         1,844,500
    2,200,000  IASIS Healthcare Corporation(b)                                   8.500        10/15/2009         2,354,000
    4,450,000  Jostens Holdings Corporation.(d)                            Zero Coupon         12/1/2013         2,981,500
    3,050,000  Michael Foods, Inc.                                               8.000        11/15/2013         3,206,312
    3,200,000  Omnicare, Inc.                                                    8.125         3/15/2011         3,520,000
    2,850,000  Revlon Consumer Products Corporation                              8.625          2/1/2008         2,664,750
    3,750,000  Roundy's, Inc.(b)                                                 8.875         6/15/2012         4,068,750
    3,450,000  Seminis, Inc.                                                    10.250         10/1/2013         3,829,500
    2,000,000  Smithfield Foods, Inc.(b)                                         8.000        10/15/2009         2,205,000
    3,500,000  Stater Brothers Holdings, Inc.(b)                                10.750         8/15/2006         3,666,250
    1,350,000  Teva Pharmaceutical Finance NV, Convertible                       0.250          2/1/2024         1,377,000
    2,250,000  Triad Hospitals, Inc.                                             8.750          5/1/2009         2,494,688
    2,950,000  Triad Hospitals, Inc.                                             7.000         5/15/2012         2,957,375
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      50,051,750
==========================================================================================================================

Energy (5.0%)
--------------------------------------------------------------------------------------------------------------------------
    3,800,000  BRL Universal Equipment Corporation                               8.875         2/15/2008         4,085,000
    3,600,000  Chesapeake Energy Corporation                                     9.000         8/15/2012         4,113,000
    3,900,000  Citgo Petroleum Corporation                                      11.375          2/1/2011         4,504,500
    2,000,000  Compton Petroleum Corporation                                     9.900         5/15/2009         2,230,000
    1,950,000  Comstock Resources, Inc.                                          6.875          3/1/2012         1,911,000
    1,700,000  EXCO Resources, Inc.                                              7.250         1/15/2011         1,717,000
    2,050,000  Magnum Hunter Resources, Inc.(b)                                  9.600         3/15/2012         2,275,500
    2,200,000  Petroleum Geo-Services ASA(b)                                    10.000         11/5/2010         2,398,000
    2,500,000  Pogo Producing Company                                            8.250         4/15/2011         2,806,250
    3,677,440  Port Arthur Finance Corporation                                  12.500         1/15/2009         4,339,379
    2,700,000  Western Oil Sands, Inc.                                           8.375          5/1/2012         3,057,750
    4,050,000  Windsor Petroleum Transport Corporation(d,g)                      7.840         1/15/2021         4,136,062
--------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     37,573,441
==========================================================================================================================

Financials (3.1%)
--------------------------------------------------------------------------------------------------------------------------
    3,000,000  Alamosa Delaware, Inc.                                            8.500         1/31/2012         2,902,500
    1,300,000  Consolidated Communications Illinois/Texas Holdings,
               Inc.                                                              9.750          4/1/2012         1,339,000
    2,900,000  CSAM Funding Corporation(g)                                      12.780        10/15/2016         2,914,500
    2,150,000  Dollar Financial Group, Inc.                                      9.750        11/15/2011         2,311,250
    3,050,000  FINOVA Group, Inc.                                                7.500        11/15/2009         1,822,375
    2,100,000  IPCS Escrow Company                                              11.500          5/1/2012         2,131,500
    1,950,000  Katonah, Ltd.(g)                                                 12.015         2/20/2015         1,954,875
    2,200,000  NTL Cable plc(c)                                                  6.140         7/15/2004         2,288,000
    3,000,000  Riggs Capital Trust II(b)                                         8.875         3/15/2027         3,015,000
    5,000,000  SIG Capital Trust I(h)                                            9.500         8/15/2027           250,000
    3,650,000  United Companies Financial Corporation(e,g)                       8.375          7/1/2005            27,375
    2,000,000  Venture CDO 2002, Ltd.(g)                                        13.060         3/15/2015         1,980,000
--------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 22,936,375
==========================================================================================================================

Foreign (0.2%)
--------------------------------------------------------------------------------------------------------------------------
    1,350,000  Federal Republic of Brazil(b)                                    11.000         1/11/2012         1,370,250
--------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                     1,370,250
==========================================================================================================================

Technology (2.2%)
--------------------------------------------------------------------------------------------------------------------------
    1,690,000  AMI Semiconductor, Inc.                                          10.750          2/1/2013         1,981,525
    2,800,000  Amkor Technology, Inc.(b)                                         7.125         3/15/2011         2,723,000
    1,750,000  Amkor Technology, Inc.(b)                                         7.750         5/15/2013         1,723,750
    2,000,000  Sanmina-SCI Corporation(b)                                       10.375         1/15/2010         2,340,000
      900,000  Solectron Corporation, Convertible                                0.500         2/15/2034           751,500
    1,300,000  Thomas & Betts Corporation                                        7.250          6/1/2013         1,374,980
    1,800,000  Unisys Corporation                                                8.125          6/1/2006         1,953,000
    3,450,000  Xerox Corporation(b)                                              7.625         6/15/2013         3,519,000
--------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 16,366,755
==========================================================================================================================

Transportation (1.9%)
--------------------------------------------------------------------------------------------------------------------------
    2,700,000  Hornbeck Offshore Services, Inc.                                 10.625          8/1/2008         2,963,250
    3,350,000  OMI Corporation                                                   7.625         12/1/2013         3,467,250
    2,400,000  Overseas Shipholding Group, Inc.                                  8.250         3/15/2013         2,664,000
    3,000,000  Railamerica Transportation Corporation                           12.875         8/15/2010         3,483,750
    2,000,000  United Air Lines, Inc.(e)                                         7.730          7/1/2010         1,759,760
--------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             14,338,010
==========================================================================================================================

Utilities (9.7%)
--------------------------------------------------------------------------------------------------------------------------
    1,300,000  AES Corporation(b)                                                8.875         2/15/2011         1,365,000
    3,100,000  AES Corporation (i)                                               8.750         5/15/2013         3,371,250
    2,150,000  Aquila, Inc.(b)                                                   7.000         7/15/2004         2,155,375
    2,150,000  Aquila, Inc.                                                      6.875         10/1/2004         2,160,750
    3,000,000  Calpine Corporation(b)                                            8.750         7/15/2013         2,655,000
    2,600,000  Calpine Generating Corporation, LLC(b,c)                          7.000          7/1/2004         2,431,000
    4,653,000  CE Generation, LLC                                                7.416        12/15/2018         4,943,812
    2,400,000  CMS Energy Corporation(b)                                         7.500         1/15/2009         2,418,000
    3,000,000  Dynegy Holdings, Inc.                                             9.875         7/15/2010         3,255,000
    5,500,000  Edison Mission Energy(b)                                          9.875         4/15/2011         5,665,000
    4,150,000  El Paso Corporation(b)                                            7.000         5/15/2011         3,527,500
    3,250,000  El Paso Production Holding Company(b)                             7.750          6/1/2013         3,087,500
    1,300,000  Ferrellgas Partners, LP                                           8.750         6/15/2012         1,423,500
    2,150,000  FIMEP SA                                                         10.500         2/15/2013         2,504,750
    1,603,773  Midland Funding Corporation II                                   11.750         7/23/2005         1,683,962
    3,550,000  Midland Funding Corporation II                                   13.250         7/23/2006         4,011,500
    1,650,000  Midwest Generation, LLC                                           8.750          5/1/2034         1,641,750
    3,150,000  NRG Energy, Inc.                                                  8.000        12/15/2013         3,173,625
    2,600,000  Orion Power Holdings, Inc.                                       12.000          5/1/2010         3,198,000
    1,500,000  Southern Natural Gas Company                                      8.875         3/15/2010         1,657,500
    2,150,000  Southern Star Cent Corporation                                    8.500          8/1/2010         2,365,000
    2,600,000  TNP Enterprises, Inc.(b)                                         10.250          4/1/2010         2,840,500
    2,100,000  Waste Services, Inc.                                              9.500         4/15/2014         2,152,500
    1,700,000  Williams Companies, Inc.(b)                                       8.625          6/1/2010         1,870,000
    6,500,000  Williams Companies, Inc.(b)                                       8.125         3/15/2012         7,068,750
--------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  72,626,524
--------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income  (cost $568,847,536)                                               587,786,603
==========================================================================================================================

Shares         Preferred Stock (1.9%)                                                                               Value
--------------------------------------------------------------------------------------------------------------------------
       65,000  Chevy Chase Preferred Capital Corporation,
               Convertible(b)                                                                                   $3,796,000
            1  Dobson Communications Corporation 13.00%
               Payment-in-Kind                                                                                         425
        8,500  Goldman Sachs Group, Inc., Convertible (j)                                                          756,993
       29,217  Neon Communications, Inc. (j,k)                                                                     328,691
       26,000  Omnicare, Inc., Convertible                                                                       1,612,000
       14,000  PRIMEDIA, Inc., Series D(b)                                                                       1,316,000
       15,500  PRIMEDIA, Inc., Series H                                                                          1,340,750
        2,600  Sovereign REIT                                                                                    3,718,000
       20,000  Washington Mutual, Inc., Convertible                                                              1,097,160
--------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock  (cost $12,314,559)                                                        13,966,019
==========================================================================================================================

Shares         Common Stock (0.6%)                                                                                  Value
--------------------------------------------------------------------------------------------------------------------------
        3,000  Aavid Thermal Technology, Inc., Stock Warrants (j)                                                  $30,000
          904  Arch Wireless, Inc. (b,j)                                                                            30,890
        2,900  ASAT Finance, LLC, Stock Warrants (g,j)                                                               4,350
       12,522  Birch Telecom, Inc. (j,k)                                                                               200
       26,411  Completel Europe NV (g,j)                                                                         1,012,496
        3,100  Huntsman Corporation, LLC Warrants (j)                                                              589,000
       33,666  MCI, Inc. (b,j)                                                                                     482,097
       61,402  Minorplanet Systems USA, Inc., Stock Warrants (b,e,j)                                                45,437
      268,111  Neon Communications, Inc. (j)                                                                       737,305
      175,356  Neon Communications, Preferred Stock Warrants (g,j,k)                                                     0
      268,111  Neon Communications, Preferred Stock Warrants (j,k)                                                       0
      146,139  Neon Communications, Stock Warrants, Class A (g,j,k)                                                      0
       12,500  NTL, Inc. (b,j)                                                                                     709,625
        3,000  Pliant Corporation, Stock Warrants (g,j)                                                                 30
       19,360  Protection One, Inc., Stock Warrants (j,k)                                                              194
        3,000  RailAmerica, Inc., Stock Warrants (j)                                                               197,250
        4,500  Travelcenters of America, Inc., Stock Warrants (g,j)                                                 22,500
       13,500  Travelcenters of America, Inc., Stock Warrants (j)                                                   67,500
       36,330  TVMAX Holdings, Inc. (g,j)                                                                          203,448
       17,836  XO Communications, Inc., Stock Warrants, Series A
               (b,j)                                                                                                33,888
       13,377  XO Communications, Inc., Stock Warrants, Series B
               (b,j)                                                                                                18,728
       13,377  XO Communications, Inc., Stock Warrants, Series C
               (b,j)                                                                                                13,243
--------------------------------------------------------------------------------------------------------------------------
               Total Common Stock  (cost $11,542,533)                                                            4,198,181
==========================================================================================================================

Shares         Collateral Held for Securities Loaned (17.2%)         Interest Rate        Maturity Date              Value
--------------------------------------------------------------------------------------------------------------------------
  128,394,303  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%              N/A      $128,394,303
--------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned  (cost
               $128,394,303)                                                                                   128,394,303
==========================================================================================================================

Principal
Amount         Short-Term Investments (1.8%)                         Interest Rate(l)     Maturity Date              Value
--------------------------------------------------------------------------------------------------------------------------
   $1,870,000  New Center Asset Trust                                            1.020%         5/3/2004        $1,869,894
   11,500,000  Venture Business Trust                                            1.030          5/3/2004        11,499,342
--------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments  (at amortized cost)                                                13,369,236
--------------------------------------------------------------------------------------------------------------------------
               Total Investments  (cost $734,468,167)                                                         $747,714,342
==========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(d) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(e) In bankruptcy.

(f) Denotes investments purchased on a when-issued basis.

(g) Denotes restricted securities.  Restricted securities
    are investment securities which cannot be offered for
    public sale without first being registered under the
    Securities Act of 1933. These securities have been
    valued from the date of acquisition through April 30,
    2004, by obtaining quotations from brokers active
    with these securities. The following table indicates
    the acquisition date and cost of restricted
    securities the Fund owned as of April 30, 2004.

                                                         Acquisition
Security                                                        Date                      Cost
-----------------------------------------------------------------------------------------------------------
ASAT Finance, LLC, Stock Warrants                         10/20/1999                   $64,122
Completel Europe NV                                         2/8/1999                 2,339,686
CSAM Funding Corporation                                   5/10/2002                 2,886,320
Katonah, Ltd.                                               2/7/2003                 1,865,829
Neon Communications, Preferred Warrants                    4/21/2003                         0
Neon Communications, Stock Warrants, Class A               4/21/2003                         0
Pliant Corporation, Stock Warrants                         8/22/2000                    99,578
Travelcenters of America, Inc., Stock Warrants             11/9/2000                    52,066
TVMAX Holdings, Inc.                                        7/9/1999                 2,245,000
United Companies Financial Corporation                      8/3/1998                 3,497,359
Venture CDO 2002, Ltd.                                     3/13/2002                 2,000,000
Windsor Petroleum Transport Corporation                    4/21/1998                 3,398,895

(h) Non-income producing and in default.

(i) All or a portion of the security is earmarked as
    collateral for longer settling trades as discussed in
    the notes to the financial statements.

(j) Non-income producing security.

(k) Security is fair valued as discussed in the notes to
    the financial statements.

(l) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Lutheran Brotherhood Income Fund
Schedule of Investments as of April 30, 2004(a) (unaudited)

Principal
Amount         Long-Term Fixed Income (75.1%)                           Interest Rate     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (3.7%)
--------------------------------------------------------------------------------------------------------------------------
   $8,000,000   CPL Transition Funding, LLC                                      5.010%        1/15/2010        $8,349,408
    4,000,000  Daimler Chrysler Motor Company(b)                                 1.150         5/15/2004         4,002,164
    3,000,000  First National Master Note Trust(b)                               1.200         5/15/2004         3,004,509
    2,750,000  GMAC Mortgage Corporation Loan Trust(b)                           1.230         5/25/2004         2,757,362
    6,500,000  Honda Auto Receivables Owner Trust                                2.960         4/18/2009         6,467,390
    5,250,000  MBNA Credit Card Master Note Trust(b)                             1.210         5/15/2004         5,260,526
--------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    29,841,359
==========================================================================================================================

Basic Materials (1.4%)
--------------------------------------------------------------------------------------------------------------------------
    2,500,000  Georgia-Pacific Corporation                                       8.875          2/1/2010         2,887,500
    1,250,000  ICI Wilmington, Inc.(c)                                           4.375         12/1/2008         1,240,511
    1,500,000  ICI Wilmington, Inc.(c)                                           5.625         12/1/2013         1,497,177
    2,300,000  International Steel Group, Inc.(c)                                6.500         4/15/2014         2,208,000
      750,000  Nova Chemicals, Ltd.                                              6.500         1/15/2012           750,000
      675,000  Peabody Energy Corporation(c)                                     6.875         3/15/2013           702,000
    2,000,000  Precision Castparts Corporation                                   5.600        12/15/2013         1,970,692
--------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            11,255,880
==========================================================================================================================

Capital Goods (4.4%)
--------------------------------------------------------------------------------------------------------------------------
    4,800,000  Allied Waste North America, Inc.(d)                               8.875          4/1/2008         5,328,000
    1,000,000  Allied Waste North America, Inc.(c)                               6.375         4/15/2011           990,000
      575,000  Ball Corporation(d)                                               6.875        12/15/2012           606,625
    5,500,000  Boeing Capital Corporation(d)                                     5.750         2/15/2007         5,846,626
    2,000,000  Bombardier Capital, Inc.                                          6.300          5/1/2014         1,972,256
      900,000  Hutchison Whampoa International, Ltd.                             5.450        11/24/2010           887,517
    4,500,000  Hutchison Whampoa International, Ltd.(c)                          6.250         1/24/2014         4,417,137
    2,000,000  Raytheon Company(c)                                               4.500        11/15/2007         2,047,384
    4,000,000  Raytheon Company(c)                                               5.375          4/1/2013         4,010,164
    3,330,090  Systems 2001 Asset Trust, LLC                                     6.664         9/15/2013         3,633,028
    4,000,000  Tyco International Group SA                                       6.000        11/15/2013         4,054,916
    1,200,000  Tyco International Group SA, Convertible                          2.750         1/15/2018         1,570,500
--------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              35,364,153
==========================================================================================================================

Commercial Mortgage-Backed Securities (3.0%)
--------------------------------------------------------------------------------------------------------------------------
    1,173,303  Banc of America Commercial Mortgage, Inc.                         3.366         7/11/2043         1,184,162
    2,000,000  Banc of America Commercial Mortgage, Inc.(d)                      5.118         7/11/2043         2,028,944
    5,850,000  J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(b)                                                    1.420         5/14/2004         5,850,000
    4,000,000  J.P. Morgan Chase Commercial Mortgage Securities
               Corporation                                                       4.302         1/15/2038         3,881,912
    7,000,000  LB-UBS Commercial Mortgage Trust(d,e)                             3.323         3/15/2027         6,878,816
    3,894,385  Lehman Brothers "CALSTRS" Mortgage Trust                          3.988        11/20/2012         3,934,369
--------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      23,758,203
==========================================================================================================================

Communications Services (6.0%)
--------------------------------------------------------------------------------------------------------------------------
    1,000,000  British Sky Broadcasting Group plc(c)                             8.200         7/15/2009         1,166,364
    3,000,000  Comcast Corporation(c)                                            6.500         1/15/2015         3,162,600
    1,400,000  CSC Holdings, Inc.(c)                                             7.625          4/1/2011         1,456,000
    1,250,000  CSC Holdings, Inc.                                                6.750         4/15/2012         1,240,625
    4,750,000  Deutsche Telekom AG                                               8.250         6/15/2005         5,056,209
    2,000,000  EchoStar DBS Corporation                                          5.750         10/1/2008         2,005,000
    4,000,000  Interpublic Group of Companies, Inc.(c)                           7.250         8/15/2011         4,251,388
    2,500,000  News America Holdings                                             8.150        10/17/2036         3,015,588
      750,000  Nextel Communications, Inc.                                       5.950         3/15/2014           705,000
    2,000,000  Nextel Communications, Inc.(c)                                    7.375          8/1/2015         2,077,500
    2,500,000  Rogers Cable, Inc.                                                6.250         6/15/2013         2,407,355
    4,500,000  Sprint Capital Corporation(c)                                     7.625         1/30/2011         5,074,560
    4,000,000  Telecom Italia Corporation(c)                                     5.250        11/15/2013         3,943,704
    5,500,000  TELUS Corporation                                                 7.500          6/1/2007         6,077,731
    5,500,000  Verizon Pennsylvania, Inc.(c)                                     5.650        11/15/2011         5,683,227
      500,000  Vivendi Universal SA                                              9.250         4/15/2010           583,750
--------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    47,906,601
==========================================================================================================================

Consumer Cyclical (6.9%)
--------------------------------------------------------------------------------------------------------------------------
      800,000  Best Buy Company, Inc., Convertible                               2.250         1/15/2022           872,000
    1,400,000  Costco Wholesale Corporation, Convertible(d)                Zero Coupon         8/19/2017         1,188,250
    2,750,000  D.R. Horton, Inc.(c)                                              7.500         12/1/2007         2,997,500
    3,000,000  DaimlerChrysler North American Holdings
               Corporation(c)                                                    4.750         1/15/2008         3,043,422
    3,500,000  DaimlerChrysler North American Holdings
               Corporation(c)                                                    6.500        11/15/2013         3,610,142
    2,000,000  Dana Corporation(c)                                               9.000         8/15/2011         2,360,000
    1,200,000  Ferrellgas Partners, LP                                           6.750          5/1/2014         1,200,000
    5,000,000  Ford Credit Floorplan Master Owner Trust(b)                       1.240         5/15/2004         5,013,290
    3,000,000  Ford Motor Credit Company(c,d,f)                                  7.375          2/1/2011         3,207,978
      625,000  Gap, Inc., Convertible(c)                                         5.750         3/15/2009           900,781
    2,000,000  General Motors Acceptance Corporation(c)                          5.125          5/9/2008         2,032,882
    4,000,000  General Motors Acceptance Corporation(c)                          6.875         9/15/2011         4,198,444
    5,500,000  Harrahs Operating Company, Inc                                    5.375        12/15/2013         5,348,942
      750,000  Kerzner International, Convertible                                2.375         4/15/2024           740,625
    2,000,000  Lear Corporation                                                  8.110         5/15/2009         2,297,500
    2,450,000  Lear Corporation, Convertible                               Zero Coupon         2/20/2022         1,270,938
    2,000,000  Liberty Media Corporation(c)                                      8.500         7/15/2029         2,351,972
    1,600,000  Liberty Media Corporation, Convertible(d,f)                       0.750         3/30/2023         1,800,000
    1,050,000  Liberty Media Corporation, Convertible                            3.250         3/15/2031           983,062
    2,000,000  MGM Mirage, Inc.(d,f)                                             6.000         10/1/2009         2,025,000
    1,900,000  Mohegan Tribal Gaming Authority(c)                                6.375         7/15/2009         1,938,000
    2,000,000  Royal Caribbean Cruises, Ltd.(c)                                  8.000         5/15/2010         2,180,000
    1,350,000  Station Casinos, Inc.(c)                                          6.500          2/1/2014         1,329,750
    2,500,000  Yum! Brands, Inc.(c)                                              7.650         5/15/2008         2,820,458
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          55,710,936
==========================================================================================================================

Consumer Non-Cyclical (1.6%)
--------------------------------------------------------------------------------------------------------------------------
      850,000  Amgen, Inc., Convertible                                    Zero Coupon          3/1/2032           627,938
    4,000,000  Bunge Limited Finance Corporation                                 7.800        10/15/2012         4,620,936
    1,690,000  Fisher Scientific International, Inc.                             8.125          5/1/2012         1,833,650
    3,000,000  HCA Healthcare Company                                            7.875          2/1/2011         3,312,147
      800,000  Omnicare, Inc.(c)                                                 6.125          6/1/2013           806,000
    1,600,000  Teva Pharmaceutical Finance NV, Convertible                       0.250          2/1/2024         1,632,000
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      12,832,671
==========================================================================================================================

Energy (0.7%)
--------------------------------------------------------------------------------------------------------------------------
    1,175,000  Key Energy Services, Inc.(c)                                      6.375          5/1/2013         1,157,375
    2,000,000  Premcor Refining Group(c)                                         9.250          2/1/2010         2,270,000
      700,000  Premcor Refining Group                                            6.125          5/1/2011           696,500
    1,250,000  XTO Energy, Inc.(c)                                               6.250         4/15/2013         1,331,841
--------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                      5,455,716
==========================================================================================================================

Financials (15.4%)
--------------------------------------------------------------------------------------------------------------------------
    3,000,000  Arch Capital Group, Ltd.                                          7.350          5/1/2034         3,047,520
    3,000,000  Bank One Issuance Trust(b,d)                                      1.150         5/15/2004         3,001,623
    3,500,000  Capital One Bank                                                  4.250         12/1/2008         3,468,353
    3,000,000  Capital One Financial Corporation                                 6.250        11/15/2013         3,068,073
    5,000,000  CIT Group, Inc.(c)                                                4.000          5/8/2008         5,002,370
    3,500,000  Citigroup, Inc.(b)                                                1.200          5/7/2004         3,501,396
    4,000,000  Credit Suisse First Boston Mortgage Securities
               Corporation                                                       3.861         3/15/2036         3,969,856
    6,000,000  Credit Suisse First Boston Mortgage Securities
               Corporation(d)                                                    2.843         5/15/2038         5,777,190
    6,000,000  Credit Suisse First Boston USA, Inc.(c)                           5.125         1/15/2014         5,871,864
    3,500,000  Dresdner Funding Trust I                                          8.151         6/30/2031         4,022,554
    7,000,000  Equitable Life Assurance Society USA                              6.950         12/1/2005         7,490,903
    6,000,000  General Electric Capital Corporation(b,d)                         1.326          6/2/2004         6,000,000
      800,000  Goldman Sachs Group, Inc., Convertible                            1.250          4/8/2009           786,424
    4,500,000  Honda Auto Receivables Owner Trust                                2.790         3/16/2009         4,466,313
    2,000,000  Household Finance Corporation(c)                                  5.750         1/30/2007         2,129,966
    2,000,000  Household Finance Corporation                                     5.875          2/1/2009         2,141,112
    1,500,000  Household Finance Corporation(c)                                  6.375        11/27/2012         1,615,251
    2,750,000  International Lease Finance Corporation(c)                        5.625          6/1/2007         2,925,794
   28,140,000  Lehman Brothers, Inc.(b,d)                                        6.539         8/15/2008        30,076,874
    5,000,000  Montpelier Reinsurance Holdings, Ltd.(d,e)                        6.125         8/15/2013         5,057,595
    6,000,000  RBS Capital Trust I(b,d,e)                                        4.709        12/29/2049         5,661,372
    5,000,000  Skandinaviska Enskilda(b,d,e)                                     4.958         3/29/2049         4,751,010
    2,000,000  Sovereign Bancorp, Inc.                                          10.500        11/15/2006         2,332,820
    2,000,000  Wells Fargo Financial, Inc.(c)                                    4.875         6/12/2007         2,095,674
    4,500,000  Wells Fargo Financial, Inc.                                       7.730         12/1/2026         4,906,408
--------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                123,168,315
==========================================================================================================================

Foreign (2.5%)
--------------------------------------------------------------------------------------------------------------------------
    6,500,000  Corporacion Andina de Fomento(c)                                  6.875         3/15/2012         7,141,901
    5,000,000  Mexico Government International                                   9.875          2/1/2010         6,132,500
    1,000,000  Mexico Government International(c)                                6.375         1/16/2013         1,012,500
    1,000,000  Pemex Finance, Ltd.                                               8.450         2/15/2007         1,079,930
    4,000,000  Pemex Finance, Ltd.                                               9.030         2/15/2011         4,690,480
--------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    20,057,311
==========================================================================================================================

Mortgage-Backed Securities (5.3%)
--------------------------------------------------------------------------------------------------------------------------
   20,750,000  Federal National Mortgage Association  15-Yr.
               Conventional(g)                                                   5.500          5/1/2019        21,288,214
   20,750,000  Federal National Mortgage Association  30-Yr.
               Conventional(g)                                                   6.000          5/1/2034        21,223,349
--------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                 42,511,563
==========================================================================================================================

Other (0.7%)
--------------------------------------------------------------------------------------------------------------------------
    6,000,000  Glencore Funding, LLC                                             6.000         4/15/2014         5,670,192
--------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                       5,670,192
==========================================================================================================================

Technology (1.1%)
--------------------------------------------------------------------------------------------------------------------------
    4,500,000  Electronic Data Systems(c)                                        6.000          8/1/2013         4,182,268
    1,200,000  Flextronics International, Ltd.(c)                                6.500         5/15/2013         1,215,000
    2,000,000  Sungard Data Systems, Inc.                                        3.750         1/15/2009         1,951,932
    1,100,000  Unisys Corporation(c)                                             6.875         3/15/2010         1,168,750
--------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                  8,517,950
==========================================================================================================================

Transportation (4.0%)
--------------------------------------------------------------------------------------------------------------------------
    3,000,000  American Airlines, Inc.                                           7.250          2/5/2009         2,913,750
    4,500,000  CNF, Inc.(d)                                                      8.875          5/1/2010         5,268,447
    2,250,000  Delta Air Lines, Inc.                                             6.417          7/2/2012         2,323,118
    3,472,409  Federal Express Corporation                                       6.720         1/15/2022         3,791,280
    1,000,000  FedEx Corporation                                                 3.500          4/1/2009           967,066
    5,250,000  Hertz Corporation                                                 7.400          3/1/2011         5,582,992
    4,000,000  Southwest Airlines Company                                        5.496         11/1/2006         4,221,060
    2,000,000  Southwest Airlines Company                                        6.500          3/1/2012         2,130,622
    5,398,672  United Air Lines, Inc.(h)                                         7.186          4/1/2011         4,808,651
--------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             32,006,986
==========================================================================================================================

U.S. Government (13.7%)
--------------------------------------------------------------------------------------------------------------------------
    7,250,000  Federal Home Loan Bank(d,f)                                       1.625         4/15/2005         7,250,326
   10,000,000  Federal Home Loan Mortgage Corporation(b)                         1.085          6/9/2004        10,000,760
    6,000,000  Federal Home Loan Mortgage Corporation(d,f)                       4.500         8/15/2004         6,057,786
    8,000,000  Student Loan Marketing Association(d,f)                           2.000         3/15/2005         8,031,248
   10,250,000  U.S. Government Zero Coupon Bonds(c)                        Zero Coupon         2/15/2013         6,827,464
   11,500,000  U.S. Treasury Bonds(c,d,e)                                        6.125         8/15/2029        12,697,622
   13,589,400  U.S. Treasury Inflation Indexed Bonds(d,f)                        3.875         4/15/2029        16,944,283
    4,750,000  U.S. Treasury Notes(d,f)                                          2.125        10/31/2004         4,771,337
    1,750,000  U.S. Treasury Notes(d,f)                                          1.625         4/30/2005         1,750,273
    5,500,000  U.S. Treasury Notes(c)                                            1.500         7/31/2005         5,480,876
    3,250,000  U.S. Treasury Notes(c)                                            1.875         1/31/2006         3,233,243
    2,500,000  U.S. Treasury Notes(d,f)                                          4.625         5/15/2006         2,612,208
    1,500,000  U.S. Treasury Notes(c,d,f)                                        2.375         8/15/2006         1,495,605
   12,750,000  U.S. Treasury Notes(c)                                            3.250         8/15/2008        12,671,307
   10,500,000  U.S. Treasury Notes(c)                                            3.875         2/15/2013        10,098,868
--------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           109,923,206
==========================================================================================================================

Utilities (4.7%)
--------------------------------------------------------------------------------------------------------------------------
    1,500,000  ANR Pipeline Company(d,f)                                         8.875         3/15/2010         1,657,500
    4,000,000  CalEnergy Company, Inc.                                           7.630        10/15/2007         4,452,680
    3,500,000  Centerpoint Energy, Inc.(c)                                       7.250          9/1/2010         3,732,264
      600,000  Ferrellgas Partners, LP                                           8.750         6/15/2012           657,000
    3,000,000  FirstEnergy Corporation                                           6.450        11/15/2011         3,158,397
    2,250,000  Kinder Morgan Energy Partners, LP                                 7.500         11/1/2010         2,561,612
    2,000,000  Kinder Morgan Energy Partners, LP(c)                              7.750         3/15/2032         2,282,712
    3,000,000  Pacific Gas & Electric Company                                    6.050          3/1/2034         2,837,103
    1,091,324  Power Contract Financing, LLC                                     5.200          2/1/2006         1,107,727
    2,000,000  Power Contract Financing, LLC(d,e)                                6.256          2/1/2010         2,070,040
    2,948,955  Power Receivables Finance, LLC                                    6.290          1/1/2012         3,027,575
    2,000,000  Public Service Company of New Mexico                              4.400         9/15/2008         2,009,362
    1,750,000  Southern Natural Gas Company(c)                                   8.875         3/15/2010         1,933,750
    3,450,000  Texas-New Mexico Power Company                                    6.125          6/1/2008         3,517,610
    2,000,000  Transcontinental Gas Pipe Corporation(c)                          8.875         7/15/2012         2,330,000
--------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  37,335,332
--------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income  (cost $590,369,896)                                               601,316,374
==========================================================================================================================

Shares         Preferred Stock (0.2%)                                                                               Value
--------------------------------------------------------------------------------------------------------------------------
       22,122  Morgan Stanley and Company, Convertible(i)                                                         $743,963
       15,000  Washington Mutual, Inc., Convertible(c)                                                             822,870
--------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock  (cost $1,640,658)                                                          1,566,833
==========================================================================================================================

                                                                             Excerise        Expiration
Contracts      Options on U.S. Treasury Bond Futures                         Price           Date                    Value
--------------------------------------------------------------------------------------------------------------------------
          100  U.S. Treasury Bond Futures                                        $107          6/19/2004           $70,313
--------------------------------------------------------------------------------------------------------------------------
               Total Options (cost $60,400)                                                                         70,313
==========================================================================================================================

Shares         Collateral Held for Securities Loaned (14.7%)         Interest Rate(j)     Maturity Date              Value
--------------------------------------------------------------------------------------------------------------------------
  117,601,681  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%             N/A       $117,601,681
--------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned  (cost
               $117,601,681)                                                                                   117,601,681
==========================================================================================================================

Principal
Amount         Short-Term Investments (10.0%)                        Interest Rate(j)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
  $10,000,000  Bemis Company, Inc.                                               1.020%         5/3/2004        $9,999,433
   11,000,000  Dexia Finance                                                     1.031         5/27/2004        10,991,817
    9,500,000  Falcon Asset Securitization Corporation(d,f)                      1.041         5/17/2004         9,495,609
   10,000,000  Independence Funding                                              0.893         5/19/2004         9,995,289
    6,500,000  Kitty Hawk Funding Corporation                                    1.031         5/18/2004         6,496,838
    5,000,000  Nieuw Amsterdam Receivables                                       1.040         5/10/2004         4,998,700
    8,240,000  Toyota Credit Puerto Rico                                         1.030          5/3/2004         8,239,528
   10,000,000  UBS Finance Corporation                                           1.020          5/3/2004         9,999,433
   10,000,000  Venture Business Trust                                            1.030          5/3/2004         9,999,428
--------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments  (at amortized cost)                                                80,216,075
--------------------------------------------------------------------------------------------------------------------------
               Total Investments  (cost $789,888,710)                                                         $800,771,277
==========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) All or a portion of the security is earmarked as
    collateral for longer settling trades as discussed in
    the notes to the financial statements.

(e) At April 30, 2004, all or a portion of the denoted
    securities valued at $22,935,194 were earmarked to
    cover put options written as follows:

                                   Number of      Exercise     Expiration
Type                               Contracts       Price          Date            Value
---------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures            100          $104         July 2004        $21,875

(f) At April 30, 2004, all or a portion of the denoted
    U.S. Treasury Notes and other securities, valued at
    $48,057,079 were pledged as the initial margin
    deposit or earmarked as collateral to cover open
    financial futures contracts as follows:

                                                                                                  Notional
                                   Number of       Expiration                                    Principal     Unrealized
Type                               Contracts          Date       Position        Value             Amount         Gain
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures            355          June 2004      Short        $39,227,500       $40,035,723    $808,223

(g) Denotes investments purchased on a when-issued basis.

(h) In bankruptcy.

(i) Non-income producing security.

(j) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Lutheran Brotherhood Municipal Bond Fund
Schedule of Investments as of April 30, 2004(a) (unaudited)

Principal
Amount         Long-Term Fixed Income (98.5%)                           Interest Rate     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------

Alaska (0.5%)
--------------------------------------------------------------------------------------------------------------------------
  $3,155,000   Alaska Energy Authority Power Revenue Refunding
               Bonds (Bradley Lake) (Series 5) (FSA Insured)                     5.000%         7/1/2021        $3,205,890
--------------------------------------------------------------------------------------------------------------------------
               Total Alaska                                                                                      3,205,890
==========================================================================================================================

Arizona (0.9%)
--------------------------------------------------------------------------------------------------------------------------
      500,000  Glendale, Arizona Industrial Development Authority
               (Midwestern University) (Series A)                                5.750         5/15/2021           528,655
    2,000,000  Phoenix, Arizona Industrial Development Authority
               Government Office Lease Revenue Bonds  (Capital Mall
               Project) (AMBAC Insured)                                          5.375         9/15/2020         2,106,820
    1,700,000  Pima County, Arizona Unified School District #16
               Catalina Foothills (Series A) (MBIA Insured)                      8.900          7/1/2005         1,843,310
    1,000,000  Pinal County, Arizona Unified School District #43
               Apache Junction (Series A) (FGIC Insured)(b)                      5.800          7/1/2011         1,093,790
      500,000  Yavapai County, Arizona Hospital Revenue  (Yavapai
               Regional Medical Center) (Series A)                               6.000          8/1/2033           501,865
--------------------------------------------------------------------------------------------------------------------------
               Total Arizona                                                                                     6,074,440
==========================================================================================================================

Arkansas (0.9%)
--------------------------------------------------------------------------------------------------------------------------
      740,000  Arkansas Housing Development Agency Single Family
               Mortgage Revenue Bonds (FHA Insured)(b)                           8.375          7/1/2010           868,457
    1,000,000  Arkansas State Community Water System Public Water
               Authority Revenue (Series B) (MBIA Insured)                       5.000         10/1/2023         1,012,410
    3,000,000  Jonesboro, Arkansas Residential Housing and Health
               Care Facilities Revenue Bonds (St. Bernards Regional
               Medical Center) (AMBAC Insured)                                   5.800          7/1/2011         3,263,250
      875,000  Pope County, Arkansas Pollution Control Revenue
               Bonds (Arkansas Power and Light Company Project)
               (FSA Insured)                                                     6.300         12/1/2016           895,598
--------------------------------------------------------------------------------------------------------------------------
               Total Arkansas                                                                                    6,039,715
==========================================================================================================================

California (10.0%)
--------------------------------------------------------------------------------------------------------------------------
    3,450,000  Anaheim, California Public Financing Authority Lease
               Revenue Bonds (Public Improvements Project)
               (Series A) (FSA Insured)                                          6.000          9/1/2024         3,898,328
    5,000,000  California Infrasturcture & Economic Bank Revenue
               (Bay Area Toll Bridges) (1st Lien-A)                              5.000          7/1/2025         5,015,300
   10,000,000  California State General Obligation Bonds                         5.000          2/1/2020        10,012,200
    2,000,000  California State General Obligation Bonds  (AMBAC
               Insured)                                                          6.300          9/1/2010         2,311,300
    3,000,000  California State Public Works Board Lease Revenue
               Bonds (Department of Corrections State Prison)                    7.400          9/1/2010         3,579,330
    4,000,000  California State Public Works Board Lease Revenue
               Bonds (UCLA Replacement Hospital) (Series A)  (FSA
               Insured)                                                          5.375         10/1/2015         4,278,000
    1,500,000  California State Revenue General Obligation Bonds                 7.000          8/1/2006         1,650,495
    5,000,000  California State Revenue General Obligation Bonds                 5.125          2/1/2028         4,849,650
      300,000  California State Unrefunded General Obligation Bonds
               (MBIA Insured)                                                    6.000          8/1/2016           309,183
    1,000,000  California State Veterans General Obligation
               Revenue Bonds (FGIC) (Series AT)                                  9.500          2/1/2010         1,287,090
      765,000  Central Valley Financing Authority Cogeneration
               Project Revenue Bonds (Carson Ice-Gen Project)                    6.000          7/1/2009           777,523
    2,385,000  Orange County, California Recovery Certificates Of
               Participation Bonds (Series A)/(MBIA Insured)                     5.800          7/1/2016         2,602,774
    1,785,000  Palmdale, California Civic Authority Revenue Bonds
               (Series A)                                                        6.600          9/1/2034         1,836,819
    5,000,000  Pittsburg, California Redevelopment Agency Tax
               Allocation Bonds (Los Medanos Community Development
               Project) (AMBAC Insured)                                    Zero Coupon          8/1/2024         1,619,000
      500,000  Sacramento, California Cogeneration Authority Bonds
               (Procter and Gamble Project)(b)                                   6.375          7/1/2010           539,460
      500,000  Sacramento, California Cogeneration Authority
               Revenue Bonds (Procter and Gamble Project)                        6.375          7/1/2010           529,195
    1,500,000  San Francisco, California Bay Area Rapid Transit
               District Sales Tax Revenue Bonds (AMBAC Insured)                  6.750          7/1/2010         1,775,925
   15,000,000  San Joaquin Hills Transportation Corridor Agency,
               California Toll Road Revenue Bonds(b,c)                           7.650          1/1/2013        17,985,298
--------------------------------------------------------------------------------------------------------------------------
               Total California                                                                                 64,856,870
==========================================================================================================================

Colorado (4.5%)
--------------------------------------------------------------------------------------------------------------------------
    5,000,000  Boulder Larimer Weld Counties, Colorado St. Vrain
               Valley Public School District General Obligation
               Bonds (Series A) (MBIA Insured)                             Zero Coupon        12/15/2004         4,956,650
    1,000,000  Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School
               Project)                                                          5.750          6/1/2016         1,001,480
    1,000,000  Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School
               Project)                                                          6.250          6/1/2031         1,001,400
    3,000,000  Colorado Health Facilities Authority Revenue Bonds
               (Evangelical Lutheran Good Samaritan)                             6.800         12/1/2020         3,243,570
    1,000,000  Colorado Health Facilities Authority Revenue Bonds
               (Parkview Medical Center Project)                                 6.500          9/1/2020         1,053,930
      500,000  Colorado Health Facilities Authority Revenue Bonds                6.600          9/1/2025           528,395
               (Parkview Medical Center Project)
      155,000  Colorado Housing and Finance Authority Single Family
               Revenue Bonds (Series A-3)                                        7.000         11/1/2016           159,642
    1,495,000  Colorado Housing and Finance Authority Single Family
               Revenue Bonds (Series D-2) (Subject to 'AMT')                     6.350         11/1/2029         1,578,122
       70,000  Colorado Water Resources and Power Development
               Authority Clean Water Revenue Unrefunded Bonds
               (Series A) (FSA Insured)                                          6.250          9/1/2013            70,625
    6,000,000  Denver, Colorado City & County Bonds                              5.600         10/1/2029         6,397,500
      150,000  Douglas County, Colorado School District #RE-1
               Douglas and Elbert Counties General Obligation Bonds
               (Series A) (MBIA Insured)                                         6.500        12/15/2016           156,171
    1,890,000  Goldsmith, Colorado Metropolitan District Capital
               Appreciation General Obligation Bonds  (MBIA Insured)       Zero Coupon          6/1/2007         1,737,874
    1,890,000  Goldsmith, Colorado Metropolitan District Capital
               Appreciation General Obligation Bonds (MBIA Insured)        Zero Coupon          6/1/2008         1,659,760
    1,885,000  Goldsmith, Colorado Metropolitan District Capital
               Appreciation General Obligation Bonds (MBIA Insured)        Zero Coupon         12/1/2008         1,620,648
    3,000,000  Larimer County, Colorado School District #R 1  Poudre
               Valley (MBIA/IBC Insured)                                         7.000        12/15/2016         3,877,170
--------------------------------------------------------------------------------------------------------------------------
               Total Colorado                                                                                   29,042,937
==========================================================================================================================

Connecticut (0.7%)
--------------------------------------------------------------------------------------------------------------------------
    4,000,000  Connecticut State Special Tax Obligation Revenue
               Bonds (Transportation Infrastructure) (Series B)                  6.500         10/1/2010         4,720,880
--------------------------------------------------------------------------------------------------------------------------
               Total Connecticut                                                                                 4,720,880
==========================================================================================================================

Florida (0.6%)
--------------------------------------------------------------------------------------------------------------------------
      750,000  Florida Intergovernmental Finance Commission Capital
               Revenue Bonds(b)                                                  5.125          5/1/2021           826,935
    1,520,000  Florida State Revenue Bonds (Jacksonville
               Transportation)                                                   5.000          7/1/2019         1,558,106
    1,500,000  Jacksonville, Florida Health Facilities Authority
               Revenue Bonds (Series C)(b)                                       5.750         8/15/2015         1,707,675
--------------------------------------------------------------------------------------------------------------------------
               Total Florida                                                                                     4,092,716
==========================================================================================================================

Georgia (5.0%)
--------------------------------------------------------------------------------------------------------------------------
    6,900,000  Bibb County Georgia Authority Environmental Imput
               Revenue                                                           4.850         12/1/2009         7,182,624
    2,000,000  Brunswick, Georgia Water and Sewer Revenue Refunding
               Bonds (MBIA Insured)                                              6.000         10/1/2011         2,273,340
    1,500,000  Brunswick, Georgia Water and Sewer Revenue Refunding
               Bonds (MBIA Insured)                                              6.100         10/1/2019         1,770,060
    1,000,000  Chatham County, Georgia Hospital Authority
               Revenue Bonds (Memorial Health University Medical
               Center)                                                           6.125          1/1/2024         1,040,040
    5,000,000  Cherokee County, Georgia Water and Sewer Authority
               Revenue Refunding Bonds (MBIA Insured)                            5.500          8/1/2018         5,576,400
    1,000,000  Georgia State General Obligation Bonds (Series B)                 6.300          3/1/2009         1,148,740
    1,000,000  Georgia State General Obligation Bonds (Series B)                 6.300          3/1/2010         1,161,600
    2,000,000  Georgia State General Obligation Bonds (Series B)                 5.650          3/1/2012         2,267,440
    3,500,000  Georgia State General Obligation Bonds (Series D)                 5.000          8/1/2012         3,816,015
    1,000,000  McDuffie County Georgia Dev Authority Waste Disposal
               Rev. Adj-Temple-Inland Forest Products                            6.950         12/1/2023         1,046,140
    5,000,000  Rockdale County, Georgia Water and Sewer Authority
               Revenue Bonds (Series A) (MBIA Insured)                           5.500          7/1/2025         5,248,900
--------------------------------------------------------------------------------------------------------------------------
               Total Georgia                                                                                    32,531,299
==========================================================================================================================

Hawaii (2.2%)
--------------------------------------------------------------------------------------------------------------------------
    7,330,000  Hawaii State Highway Revenue Bonds                                5.500          7/1/2018         8,196,113
    5,000,000  Honolulu Hawaii City & County (Series A)  (FSA
               Insured)                                                          5.250          3/1/2027         5,121,150
    1,000,000  Honolulu Hawaii City & County (Series A)  (FSA
               Insured)(b)                                                       5.250          9/1/2024         1,114,860
--------------------------------------------------------------------------------------------------------------------------
               Total Hawaii                                                                                     14,432,123
==========================================================================================================================

Idaho (0.8%)
--------------------------------------------------------------------------------------------------------------------------
    1,000,000  Idaho Falls, Idaho General Obligation Bonds  (FGIC
               Insured)                                                    Zero Coupon          4/1/2007           926,890
    3,115,000  Idaho Falls, Idaho General Obligation Bonds  (FGIC
               Insured)                                                    Zero Coupon          4/1/2010         2,495,987
    2,000,000  Idaho Falls, Idaho General Obligation Bonds  (FGIC
               Insured)                                                    Zero Coupon          4/1/2011         1,522,020
--------------------------------------------------------------------------------------------------------------------------
               Total Idaho                                                                                       4,944,897
==========================================================================================================================

Illinois (6.0%)
--------------------------------------------------------------------------------------------------------------------------
    1,000,000  Alton, Illinois Hospital Facilities Revenue and
               Refunding Bonds (St. Anthony's Health Center)                     6.000          9/1/2014           997,400
   10,000,000  Chicago, Illinois Capital Appreciation City Colleges
               General Obligation Bonds (FGIC Insured)                     Zero Coupon          1/1/2024         3,416,600
    3,000,000  Chicago, Illinois Lakefront Millennium Project
               General Obligation Bonds (MBIA Insured)                     Zero Coupon          1/1/2029         2,749,470
    2,500,000  Cook County, Illinois General Obligation Bonds
               (Series A) (MBIA Insured)                                         6.250        11/15/2011         2,923,125
    1,710,000  Du Page Cook & Will Counties, Illinois Community
               College District Number 502                                       5.000          1/1/2017         1,789,737
    1,000,000  Illinois Development Finance Authority Revenue Bonds
               (Midwestern University) (Series B)                                6.000         5/15/2026         1,048,020
    1,000,000  Illinois Educational Facilities Authority Student
               Housing Revenue Bonds (University Center Project)                 6.625          5/1/2017         1,069,430
    2,000,000  Illinois Health Facilities Authority Revenue Bonds
               (Lutheran General Health Care Facilities) (FSA
               Insured)                                                          6.000          4/1/2018         2,293,820
    1,995,000  Illinois Health Facilities Authority Revenue Bonds
               (Swedish American Hospital)                                       6.875        11/15/2030         2,129,722
    2,000,000  Illinois Sports Facilities Authority State Tax
               Supported Capital Appreciation Revenue Bonds (AMBAC
               Insured)                                                    Zero Coupon         6/15/2017         1,053,620
    1,500,000  Illinois Sports Facilities Authority State Tax
               Supported Capital Appreciation Revenue Bonds  (AMBAC
               Insured)                                                    Zero Coupon         6/15/2018           746,355
    1,500,000  Illinois Sports Facilities Authority State Tax
               Supported Capital Appreciation Revenue Bonds  (AMBAC
               Insured)                                                    Zero Coupon         6/15/2019           703,065
    7,925,000  Illinois State Sales Tax Revenue Bonds (Second
               Series)                                                           5.750         6/15/2018         8,985,682
    1,410,000  Metropolitan Pier and Exposition Authority,  Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (FGIC Insured)                                           5.250        12/15/2028         1,439,201
   17,505,000  Metropolitan Pier and Exposition Authority,  Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (FGIC Insured)                          Zero Coupon         6/15/2020         7,645,659
--------------------------------------------------------------------------------------------------------------------------
               Total Illinois                                                                                   38,990,906
==========================================================================================================================

Indiana (1.1%)
--------------------------------------------------------------------------------------------------------------------------
    4,000,000  Avon, Indiana Community School Building Corporation
               Revenue Bonds (First Mortgage) (AMBAC Insured)(b)                 5.250          1/1/2022         4,186,560
      700,000  Ball State University, Indiana University Student
               Fee Revenue Bonds (Series K) (FGIC Insured)                       5.750          7/1/2020           766,605
    2,120,000  Purdue University, Indiana Revenue Bonds  (Student
               Fees) (Series L)                                                  5.000          7/1/2020         2,171,431
--------------------------------------------------------------------------------------------------------------------------
               Total Indiana                                                                                     7,124,596
==========================================================================================================================

Iowa (0.7%)
--------------------------------------------------------------------------------------------------------------------------
    4,500,000  Iowa Finance Authority Health Care Facilities
               Revenue Bonds (Genesis Medical Center)                            6.250          7/1/2025         4,698,405
--------------------------------------------------------------------------------------------------------------------------
               Total Iowa                                                                                        4,698,405
==========================================================================================================================

Kansas (1.6%)
--------------------------------------------------------------------------------------------------------------------------
    1,255,000  Kansas City, Kansas Utility System Capital
               Appreciation Revenue Bonds (AMBAC Insured)(b)               Zero Coupon          3/1/2007         1,168,066
      920,000  Kansas City, Kansas Utility System Capital
               Appreciation Unrefunded Revenue Bonds  (AMBAC
               Insured)                                                    Zero Coupon          3/1/2007           856,980
    5,395,000  Kansas City, Kansas Utility System Unrefunded
               Revenue Bonds (FGIC Insured)(b)                                   6.375          9/1/2023         5,597,312
    1,000,000  Kansas State Development Finance Authority Health
               Facilities Revenue Bonds (Stormont Vail Healthcare)
               (Series K)                                                        5.375        11/15/2024         1,031,510
    2,000,000  Olathe, Kansas Health Facilities Revenue Bonds
               (Olathe Medical Center Project) (Series A) (AMBAC
               Insured)                                                          5.500          9/1/2025         2,056,440
--------------------------------------------------------------------------------------------------------------------------
               Total Kansas                                                                                     10,710,308
==========================================================================================================================

Kentucky (1.2%)
--------------------------------------------------------------------------------------------------------------------------
    5,345,000  Kentucky State Turnpike Authority Economic
               Development Revenue Bonds (Revitalization Project)
               (FGIC Insured)                                              Zero Coupon          1/1/2010         4,339,819
    3,000,000  Maysville Solid Waste Disposal Facility Revenue
               Adj-Inland Container Corp Proj                                    6.900          9/1/2022         3,126,390
--------------------------------------------------------------------------------------------------------------------------
               Total Kentucky                                                                                    7,466,209
==========================================================================================================================

Louisiana (1.3%)
--------------------------------------------------------------------------------------------------------------------------
    6,500,000  New Orleans, Louisiana General Obligation Bonds
               (AMBAC Insured)                                             Zero Coupon          9/1/2012         4,542,655
    3,000,000  Orleans Parish, Louisiana School Board
               Administration Offices Revenue Bonds  (MBIA
               Insured)(b)                                                       8.950          2/1/2008         3,668,340
--------------------------------------------------------------------------------------------------------------------------
               Total Louisiana                                                                                   8,210,995
==========================================================================================================================

Maryland (1.5%)
--------------------------------------------------------------------------------------------------------------------------
    1,250,000  Frederick County, Maryland Educational Facilities
               Revenue Bonds (Mount Saint Mary's College)
               (Series A)                                                        5.750          9/1/2025         1,265,200
    1,915,000  Maryland State Economic Development Corporation
               Revenue Bonds (Lutheran World Relief)                             7.200          4/1/2025         2,092,003
    1,000,000  Maryland State Health and Higher Educational
               Facilities Authority Revenue Bonds (University of
               Maryland Medical System)                                          6.000          7/1/2022         1,049,370
    4,500,000  Morgan State University, Maryland Academic and
               Auxiliary Facilities Fees Revenue Bonds (MBIA
               Insured)                                                          6.050          7/1/2015         5,176,485
--------------------------------------------------------------------------------------------------------------------------
               Total Maryland                                                                                    9,583,058
==========================================================================================================================

Massachusetts (0.7%)
--------------------------------------------------------------------------------------------------------------------------
    2,000,000  Massachusetts State General Obligation Bonds
               (Series B)(b)                                                     6.500          8/1/2008         2,285,140
    2,500,000  Massachusetts State Health and Educational
               Facilities Authority Revenue Bonds (Daughters of
               Charity) (Series D)(b)                                            6.100          7/1/2014         2,566,350
--------------------------------------------------------------------------------------------------------------------------
               Total Massachusetts                                                                               4,851,490
==========================================================================================================================

Michigan (4.3%)
--------------------------------------------------------------------------------------------------------------------------
    2,355,000  John Tolfree Health System Corporation Michigan
               Mortgage Revenue Bonds                                            5.850         9/15/2013         2,365,056
    1,500,000  Livonia, Michigan Public Schools School District
               General Obligation Bonds (FGIC Insured)(b)                  Zero Coupon          5/1/2009         1,258,470
    2,460,000  Michigan Municipal Board Authority Revenue Bonds
               (Local Government Loan Program) (FGIC Insured)              Zero Coupon         12/1/2005         2,393,900
       45,000  Michigan State Hospital Finance Authority
               Revenue Bonds (Detroit Medical Center)                            8.125         8/15/2012            44,098
    2,825,000  Michigan State Hospital Finance Authority
               Revenue Bonds (MBIA Insured)                                      5.375         8/15/2014         3,103,488
      175,000  Michigan State Hospital Finance Authority
               Revenue Bonds (Series P) (MBIA Insured)(b)                        5.375         8/15/2014           190,634
    2,750,000  Michigan State Hospital Finance Authority
               Revenue Refunding Bonds (Crittenton Hospital)
               (Series A)                                                        5.500          3/1/2022         2,804,588
    4,500,000  Rochester, Michigan Community School District  (MBIA
               Insured)                                                          5.000          5/1/2019         4,762,980
    3,320,000  Sault Ste Marie, Michigan Chippewa Indians Housing
               Authority (Tribal Health and Human Services Center)               7.750          9/1/2012         3,333,214
    2,000,000  St. Clair County, Michigan Economic Development
               Corporation Revenue Bonds (Detroit Edison)
               (Series AA) (AMBAC Insured)                                       6.400          8/1/2024         2,282,440
    3,560,000  Wayne State University, Michigan University Revenues
               (FGIC Insured)                                                    5.125        11/15/2029         3,574,098
    1,860,000  West Ottawa, Michigan Public School District General
               Obligation Bonds (MBIA Insured)                             Zero Coupon          5/1/2005         1,833,979
--------------------------------------------------------------------------------------------------------------------------
               Total Michigan                                                                                   27,946,945
==========================================================================================================================

Minnesota (4.8%)
--------------------------------------------------------------------------------------------------------------------------
      285,000  Duluth, Minnesota Economic Development Authority
               Health Care Facilities Revenue Bonds (Duluth Clinic)
               (AMBAC Insured)(b)                                                6.300         11/1/2022           292,419
      800,000  Minneapolis and Saint Paul, Minnesota Housing &
               Redevelopment Authority Health Care System
               (Healthpartners Obligation Group Project)                         6.000         12/1/2021           810,760
    1,000,000  Minneapolis and St. Paul, Minnesota Metropolitan
               Airports Commission Airport Revenue Bonds (Series C)
               (FGIC Insured)                                                    5.125          1/1/2020         1,035,460
    7,685,000  Minneapolis, Minnesota Community Development Agency
               Tax Increment Revenue Bonds  (MBIA Insured)                 Zero Coupon          3/1/2009         6,509,887
    5,000,000  Minnesota Agricultural and Economic Development
               Board Health Care System Revenue Bonds (Fairview
               Hospital) (Series A) (MBIA Insured)                               5.750        11/15/2026         5,396,200
    3,750,000  Minnesota Higher Education Facilities Authority
               Revenue Bonds (Augsburg College) (Series 4-F1)                    6.250          5/1/2023         3,906,375
    1,000,000  Minnesota Higher Education Facilities Authority
               Revenue Bonds (College of Art and Design)
               (Series 5-D)                                                      6.625          5/1/2020         1,082,490
    3,620,000  Minnesota State General Obligation Bonds                          5.250          8/1/2017         3,887,409
    1,000,000  Northfield, Minnesota Hospital Revenue (Series C)                 6.000         11/1/2021         1,028,460
    1,300,000  Northfield, Minnesota Hospital Revenue (Series C)                 6.000         11/1/2026         1,330,589
    2,040,000  Northfield, Minnesota Hospital Revenue (Series C)                 6.000         11/1/2031         2,088,001
    2,000,000  Saint Louis Park, Minnesota Health Care Facilities
               Revenue Bond                                                      5.250          7/1/2030         1,964,100
    1,690,000  St. Paul, Minnesota Housing and Redevelopment
               Authority Lease Parking Facilities Revenue Bonds
               (Rivercentre Parking Ramp)                                        6.000          5/1/2013         1,839,379
--------------------------------------------------------------------------------------------------------------------------
               Total Minnesota                                                                                  31,171,529
==========================================================================================================================

Missouri (1.3%)
--------------------------------------------------------------------------------------------------------------------------
    1,500,000  Missouri State Health & Educational Facilities
               Authority Health Facilities Revenue Bond Lake Regl
               Health Securities Project                                         5.600         2/15/2025         1,500,585
    3,000,000  Missouri State Health and Educational Facilities
               Authority Health Facilities Revenue Bonds (Barnes
               Jewish, Inc. Christian) (Series A)                                5.250         5/15/2014         3,263,490
    1,000,000  Missouri State Health and Educational Facilities
               Authority Health Facilities Revenue Bonds (Saint
               Anthony's Medical Center)                                         6.250         12/1/2030         1,042,130
      655,000  Missouri State Health and Educational Facilities
               Authority Revenue Bonds (Lake of the Ozarks)                      6.500         2/15/2021           673,857
    1,345,000  Missouri State Health and Educational Facilities
               Authority Revenue Bonds (Lake of the Ozarks)(b)                   6.500         2/15/2021         1,481,127
      390,000  Missouri State Housing Development Community Single
               Family Mortgage Revenue Bonds (Series C-1)
               (GNMA/FNMA Insured)                                               6.550          9/1/2028           406,817
--------------------------------------------------------------------------------------------------------------------------
               Total Missouri                                                                                    8,368,006
==========================================================================================================================

Montana (1.4%)
--------------------------------------------------------------------------------------------------------------------------
    2,385,000  Montana State Board of Investment Refunded Balance
               1996 Payroll Tax Revenue Bonds (MBIA Insured)(b)                  6.875          6/1/2020         2,686,416
      775,000  Montana State Board of Investment Refunded
               Revenue Bonds (1996 Payroll Tax) (MBIA Insured)(b)                6.875          6/1/2020           872,944
    1,240,000  Montana State Board of Investment Refunded
               Revenue Bonds (Payroll Tax) (MBIA Insured)(b)                     6.875          6/1/2020         1,396,711
    3,860,000  Montana State Hospital Finance Authority
               Revenue Refunding Bonds(d)                                        5.250          6/1/2018         3,984,524
--------------------------------------------------------------------------------------------------------------------------
               Total Montana                                                                                     8,940,595
==========================================================================================================================

Nebraska (0.6%)
--------------------------------------------------------------------------------------------------------------------------
   3,455,000   Omaha Public Power District Revenue Bonds
               (Series B)(b)                                                     6.150          2/1/2012         3,978,467
--------------------------------------------------------------------------------------------------------------------------
               Total Nebraska                                                                                    3,978,467
==========================================================================================================================

New Hampshire (0.2%)
--------------------------------------------------------------------------------------------------------------------------
    1,100,000  New Hampshire State Turnpike System Revenue Bonds
               (Series C) (FGIC Insured)(e)                                     12.415         5/27/2004         1,335,422
--------------------------------------------------------------------------------------------------------------------------
               Total New Hampshire                                                                               1,335,422
==========================================================================================================================

New Jersey (3.4%)
--------------------------------------------------------------------------------------------------------------------------
    1,250,000  East Orange, New Jersey General Obligation Bonds
               (FSA Insured)                                                     8.400          8/1/2006         1,426,025
    1,110,000  New Jersey Health Care Facilities Finance Authority
               Revenue Bonds (AMBAC Insured)                                     6.100          7/1/2010         1,139,859
    2,310,000  New Jersey State Transit Corporation Certificate of
               Participation Bonds (FSA Insured)(b)                              6.375         10/1/2006         2,454,167
    1,005,000  New Jersey State Turnpike Authority Revenue Bonds
               (Series C) (AMBAC-TCRS Insured)                                   6.500          1/1/2016         1,203,065
    3,695,000  New Jersey State Turnpike Authority Revenue Bonds
               (Series C) (AMBAC-TCRS Insured)(b)                                6.500          1/1/2016         4,407,359
    3,000,000  Tobacco Settlement Financing Corporation                          6.125          6/1/2024         2,858,010
    5,000,000  Tobacco Settlement Financing Corporation                          6.375          6/1/2032         4,611,700
    2,195,000  West New York, New Jersey Municipal Utilities
               Authority Revenue Bonds (FGIC Insured)(b)                   Zero Coupon        12/15/2007         1,998,789
    2,595,000  West New York, New Jersey Municipal Utilities
               Authority Revenue Bonds (FGIC Insured)(b)                   Zero Coupon        12/15/2009         2,150,113
--------------------------------------------------------------------------------------------------------------------------
               Total New Jersey                                                                                 22,249,087
==========================================================================================================================

New Mexico (1.8%)
--------------------------------------------------------------------------------------------------------------------------
    3,315,000  Alamogordo, New Mexico Hospital Revenue Bonds
               (Gerald Champion Memorial Hospital Project)                       5.300          1/1/2013         3,375,300
    4,685,000  Farmington, New Mexico Power Revenue Bonds(b)                     9.875          1/1/2013         5,125,484
    2,795,000  Farmington, New Mexico Utility System Revenue  (AMBAC
               Insured)(b)                                                       9.875          1/1/2008         3,208,632
--------------------------------------------------------------------------------------------------------------------------
               Total New Mexico                                                                                 11,709,416
==========================================================================================================================

New York (6.5%)
--------------------------------------------------------------------------------------------------------------------------
    3,000,000  Metropolitan Transportation Authority, New York
               Revenue Bonds (Series A) (FGIC Insured)                           5.000        11/15/2025         3,012,750
    2,000,000  Metropolitan Transportation Authority, New York
               Transportation Facilities Revenue Bonds (Series A)                5.500          7/1/2017         2,209,000
    4,225,000  Metropolitan Transportation Authority, New York
               Transportation Facilities Revenue Bonds (Series O)(b)             5.750          7/1/2013         4,781,137
   10,000,000  New York State Urban Development Corporation
               Revenue Bonds (Correctional and Youth Facilities)
               (Series A)                                                        5.000          1/1/2017        10,644,500
    1,620,000  New York State Urban Development Corporation
               Revenue Bonds (Syracuse University Center)                        6.000          1/1/2009         1,811,905
    1,720,000  New York State Urban Development Corporation
               Revenue Bonds (Syracuse University Center)                        6.000          1/1/2010         1,933,848
    4,440,000  New York, New York City Municipal Transitional
               Finance Authority Revenue Bonds (Series A)(c)                     5.500         11/1/2011         4,952,420
    2,000,000  New York, New York City Municipal Water and Sewer
               System Revenue Bonds (Series A) (AMBAC Insured)                   5.875         6/15/2012         2,290,780
    1,250,000  New York, New York General Obligation Bonds
               (Series G)                                                        5.000          8/1/2013         1,307,688
    4,750,000  New York, New York General Obligation Bonds
               (Series G)                                                        5.250          8/1/2015         5,010,632
    3,000,000  New York, New York General Obligation Bonds
               (Series I)                                                        5.000          8/1/2016         3,080,790
    1,000,000  Triborough, New York Bridge and Tunnel Authority
               Revenue Bonds (Series Q)(b)                                       6.750          1/1/2009         1,137,100
--------------------------------------------------------------------------------------------------------------------------
               Total New York                                                                                   42,172,550
==========================================================================================================================

North Carolina (1.5%)
--------------------------------------------------------------------------------------------------------------------------
    5,000,000  North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series D)                                   5.500          1/1/2014         5,281,150
    4,000,000  North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B) (MBIA Insured)                  6.000          1/1/2011         4,576,280
--------------------------------------------------------------------------------------------------------------------------
               Total North Carolina                                                                              9,857,430
==========================================================================================================================

North Dakota (1.1%)
--------------------------------------------------------------------------------------------------------------------------
    3,500,000  Grand Forks, North Dakota Health Care System
               Revenue Bonds (Altru Health Systems Group)                        7.125         8/15/2024         3,771,705
    2,000,000  North Dakota State Municipal Bond Bank  (State
               Revolving Fund Program) (Series A)(b)                             6.300         10/1/2015         2,157,560
    1,340,000  North Dakota State Water Commission Revenue Bonds
               (Southwest Pipeline) (Series A) (AMBAC Insured)                   5.750          7/1/2027         1,421,633
--------------------------------------------------------------------------------------------------------------------------
               Total North Dakota                                                                                7,350,898
==========================================================================================================================

Ohio (4.0%)
--------------------------------------------------------------------------------------------------------------------------
    2,500,000  Akron, Ohio Certificates of Participation  (Akron
               Municipal Baseball Stadium Project)(c)                            6.900         12/1/2016         2,708,425
      875,000  Akron, Ohio Economic Development (MBIA Insured)                   6.000         12/1/2012         1,012,900
    2,000,000  Lorain County, Ohio Hospital Revenue Bonds  (Catholic
               Healthcare Partners)                                              5.400         10/1/2021         2,051,320
    2,000,000  Lucas County, Ohio Health Care Facilities
               Revenue Bonds (Sunset Retirement) (Series A)                      6.550         8/15/2024         2,081,600
    3,420,000  Ohio Municipal Electric Generation Agency                         5.000         2/15/2019         3,535,870
    2,250,000  Ohio State Air Quality Development Authority
               Revenue Bonds (Columbus and Southern) (Series A)
               (FGIC Insured)                                                    6.375         12/1/2020         2,280,488
      895,000  Ohio State Higher Education Faculty Commission
               Revenue Bonds (Higher Education Facilities --  Ohio
               Dominican)                                                        6.625         12/1/2014           887,008
    2,000,000  Ohio State Higher Education Faculty Revenue Bonds
               (Case Western Reserve University)                                 6.500         10/1/2020         2,410,320
    4,000,000  Ohio State Infrastructure Improvement (Series B)                  5.250          3/1/2014         4,344,560
    2,000,000  Ohio State Turnpike Commission Turnpike
               Revenue Bonds (Series A) (FGIC Insured)                           5.500         2/15/2024         2,185,640
    2,115,000  University of Akron, Ohio General Receipts
               Revenue Bonds (FGIC Insured)(b)                                   5.500          1/1/2020         2,383,584
--------------------------------------------------------------------------------------------------------------------------
               Total Ohio                                                                                       25,881,715
==========================================================================================================================

Oklahoma (0.8%)
--------------------------------------------------------------------------------------------------------------------------
    3,125,000  Bass, Oklahoma Memorial Baptist Hospital Authority
               Hospital Revenue (Bass Memorial Hospital Project)(b)              8.350          5/1/2009         3,556,938
    1,500,000  Oklahoma State Municipal Power Authority (Series B)
               (MBIA Insured)                                                    5.875          1/1/2012         1,712,745
--------------------------------------------------------------------------------------------------------------------------
               Total Oklahoma                                                                                    5,269,683
==========================================================================================================================

Oregon (0.3%)
--------------------------------------------------------------------------------------------------------------------------
    2,000,000  Western Lane Hospital District Oregon Hospital
               Facility Authority Revenue (Sisters Saint Joseph
               Peace Project)  (MBIA Insured)                                    5.875          8/1/2012         2,060,280
--------------------------------------------------------------------------------------------------------------------------
               Total Oregon                                                                                      2,060,280
==========================================================================================================================

Pennsylvania (1.9%)
--------------------------------------------------------------------------------------------------------------------------
    1,600,000  Allegheny County, Pennsylvania Hospital Development
               Authority Revenue Bonds (Allegheny General Hospital
               Project) (Series A) (MBIA Insured)(b)                             6.200          9/1/2015         1,803,344
      565,000  Allegheny County, Pennsylvania Hospital Development
               Authority Revenue Bonds (West Penn Allegheny Health
               Systems) (Series B)                                               8.550        11/15/2004           570,430
    2,575,000  Allegheny County, Pennsylvania Sanitation Authority
               Sewer Revenue Compensatory Interest (Series A)  (FGIC
               Insured)                                                    Zero Coupon          6/1/2008         2,270,429
    1,000,000  Lancaster County, Pennsylvania Hospital Authority
               Revenue Bonds                                                     5.500         3/15/2026           996,160
    3,170,000  Millcreek Township, Pennsylvania School District
               General Obligation Bonds (FGIC Insured)(b)                  Zero Coupon         8/15/2009         2,662,927
    3,000,000  Pennsylvania State General Obligation Bonds  (Second
               Series) (AMBAC Insured)                                     Zero Coupon          7/1/2006         2,855,100
    1,000,000  York County, Pennsylvania Solid Waste & Refuse
               Authority Solid Waste System Revenue (FGIC Insured)               5.500         12/1/2012         1,121,320
--------------------------------------------------------------------------------------------------------------------------
               Total Pennsylvania                                                                               12,279,710
==========================================================================================================================

Puerto Rico (0.9%)
--------------------------------------------------------------------------------------------------------------------------
    2,830,000  Puerto Rico Commonwealth Aqueduct and Sewer
               Authority Revenue Bonds (Series A) (FSA Insured)(b)               9.000          7/1/2009         3,025,581
    2,975,000  Puerto Rico Industrial Tourist Educational Medical
               and Environmental Central Facilities Revenue Bonds
               (AES Cogen Facilities Project) (Subject to 'AMT')                 6.625          6/1/2026         3,085,432
--------------------------------------------------------------------------------------------------------------------------
               Total Puerto Rico                                                                                 6,111,013
==========================================================================================================================

South Carolina (1.7%)
--------------------------------------------------------------------------------------------------------------------------
      735,000  Beaufort-Jasper, South Carolina Water and Sewer
               Authority Waterworks and Sewer Systems Refunding
               Revenue Bonds (FSA Insured)                                       5.000          3/1/2021           756,087
    1,000,000  Greenwood County, South Carolina Hospital
               Revenue Bonds (Self Memorial Hospital)                            5.500         10/1/2026         1,011,400
    2,000,000  Piedmont, South Carolina Municipal Power Agency
               Electric Revenue Bonds (FGIC Insured)                             6.250          1/1/2021         2,380,980
    5,000,000  Piedmont, South Carolina Municipal Power Agency
               Electric Revenue Bonds (FGIC Insured)                             5.000          1/1/2022         5,001,450
    2,000,000  Spartanburg, South Carolina Waterworks Revenue Bonds
               (FGIC Insured)                                                    5.250          6/1/2028         2,057,360
--------------------------------------------------------------------------------------------------------------------------
               Total South Carolina                                                                             11,207,277
==========================================================================================================================

South Dakota (0.2%)
--------------------------------------------------------------------------------------------------------------------------
    1,170,000  South Dakota Health and Educational Facilities
               Authority Revenue Bonds (Prairie Lakes Health Care
               System)                                                           5.625          4/1/2032         1,145,208
--------------------------------------------------------------------------------------------------------------------------
               Total South Dakota                                                                                1,145,208
==========================================================================================================================

Tennessee (1.6%)
--------------------------------------------------------------------------------------------------------------------------
      965,000  Dickson County, Tennessee General Obligation Bond
               (FGIC Insured)                                                    5.000          3/1/2020         1,002,712
    2,500,000  Memphis-Shelby County, Tennessee Airport Authority
               Special Facilities Revenue Bonds (Federal Express
               Corporation)                                                      5.050          9/1/2012         2,648,775
    1,450,000  Metropolitan Government Nashville and Davidson
               County, Tennessee Revenue Bonds (Series A)                        5.200         5/15/2023         1,485,076
    5,000,000  Shelby County, Tennessee Health Educational and
               Housing Facilities Board Revenue Bonds (St. Jude
               Children's Research Project)                                      5.375          7/1/2024         5,089,750
--------------------------------------------------------------------------------------------------------------------------
               Total Tennessee                                                                                  10,226,313
==========================================================================================================================

Texas (11.0%)
--------------------------------------------------------------------------------------------------------------------------
   9,000,000   Alliance Airport, Texas Income Authority Special
               Facilities Revenue Bond (Federal Express Corporation
               Project) (Subject to 'AMT')(f)                                    6.375          4/1/2021         9,522,450
    2,165,000  Arlington, Texas Independent School District Capital
               Appreciation Refunding General Obligation Bonds
               (PSF/GTD Insured)                                           Zero Coupon         2/15/2009         1,829,836
    2,500,000  Austin, Texas Higher Education Authority, Inc.
               University Revenue Bonds (St. Edwards University
               Project)                                                          5.750          8/1/2031         2,486,400
    1,000,000  Austin, Texas Utility System Revenue Bonds  (FGIC
               Insured)                                                          6.000        11/15/2013         1,149,020
    7,000,000  Austin, Texas Utility System Revenue Capital
               Appreciation Refunding Bonds (Financial Services
               Department) (Series A) (MBIA Insured)                       Zero Coupon        11/15/2008         6,051,360
    8,100,000  Austin, Texas Utility System Revenue Capital
               Appreciation Refunding Bonds (Financial Services
               Department) (Series A) (MBIA Insured)                       Zero Coupon        11/15/2009         6,650,829
    1,575,000  Bexar County, Texas General Obligation Bonds(b)                   5.000         6/15/2015         1,639,953
    1,000,000  Dallas-Fort Worth, Texas International Airport
               Revenue (Series A) (MBIA Insured) (Subject to 'AMT')              5.500         11/1/2016         1,062,850
      500,000  Dallas-Fort Worth, Texas International Airport
               Revenue (Series A) (MBIA Insured) (Subject to 'AMT')              5.500         11/1/2017           529,620
    1,000,000  Dallas-Fort Worth, Texas Regional Airport Revenue
               Refunding Bonds (Series A) (FGIC Insured)                         7.375         11/1/2008         1,025,100
    1,000,000  Dallas-Fort Worth, Texas Regional Airport Revenue
               Refunding Bonds (Series A) (FGIC Insured)                         7.375         11/1/2009         1,025,100
    2,000,000  Dallas-Fort Worth, Texas Regional Airport Revenue
               Refunding Bonds (Series A) (FGIC Insured)                         7.375         11/1/2010         2,050,200
    4,000,000  Dallas-Fort Worth, Texas Regional Airport Revenue
               Refunding Bonds (Series A) (MBIA Insured)                         6.000         11/1/2012         4,088,320
    2,285,000  Denton, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                                6.250         2/15/2009         2,603,735
    1,000,000  Georgetown, Texas Higher Education Finance
               Corporation Revenue Bonds (Southwestern University
               Project)                                                          6.300         2/15/2014         1,005,350
    2,000,000  Harris County, Texas Health Facilities Development
               Authority Hospital Revenue Bonds (Memorial Hermann
               Healthcare Project) (Series A)                                    6.375          6/1/2029         2,225,520
    2,470,000  Houston, Texas Airport System Revenue Bonds  (FSA
               Insured)                                                          5.000          7/1/2027         2,484,845
    2,000,000  Houston, Texas Airport System Revenue Bonds
               (Series A) (FSA Insured) (Subject to 'AMT')                       5.625          7/1/2030         2,049,040
    5,000,000  Houston, Texas Water and Sewer System Revenue Bonds
               (Series A)                                                        5.250         12/1/2022         5,156,000
    5,315,000  Lewisville, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                  Zero Coupon         8/15/2019         2,463,077
    2,600,000  North Texas Health Facilities Development
               Corporation Hospital Revenue (United Regional
               Healthcare System, Inc.                                           6.000          9/1/2023         2,687,100
   11,615,000  Southeast Texas Housing Finance Corporation  (MBIA
               Insured)(b)                                                 Zero Coupon          9/1/2017         6,031,437
    4,315,000  Texas State Veterans Land Board General Obligation
               Bonds(b)                                                          0.050          7/1/2010         3,467,577
    1,000,000  Texas State Water Development Board Revenue Bond
               (State Revolving) (Series A)                                      5.250         7/15/2017         1,061,650
      430,000  Wylie, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                                6.875         8/15/2014           520,425
      745,000  Wylie, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)(b)                             6.875         8/15/2014           902,061
--------------------------------------------------------------------------------------------------------------------------
               Total Texas                                                                                      71,768,855
==========================================================================================================================

Utah (1.4%)
--------------------------------------------------------------------------------------------------------------------------
    5,000,000  Intermountain Power Agency, Utah Power Supply
               Revenue Bonds (Series B) (MBIA Insured)                           5.750          7/1/2019         5,507,000
    3,405,000  Timpanogos, Utah Special Service District Sewer
               Revenue (Series A) (AMBAC Insured)(b)                             6.100          6/1/2019         3,734,264
--------------------------------------------------------------------------------------------------------------------------
               Total Utah                                                                                        9,241,264
==========================================================================================================================

Vermont (0.4%)
--------------------------------------------------------------------------------------------------------------------------
    2,500,000  Vermont Educational and Health Buildings Financing
               Agency Revenue Bonds (Norwich University Project)                 5.500          7/1/2021         2,527,900
--------------------------------------------------------------------------------------------------------------------------
               Total Vermont                                                                                     2,527,900
==========================================================================================================================

Virginia (1.1%)
--------------------------------------------------------------------------------------------------------------------------
    3,000,000  Fairfax County, Virginia Industrial Development
               Authority Revenue Bonds (Inova Health Systems
               Project)                                                          5.875         8/15/2016         3,222,300
    3,625,000  Fairfax County, Virginia Water Authority Water
               Revenue Bonds                                                     5.000          4/1/2021         3,828,870
--------------------------------------------------------------------------------------------------------------------------
               Total Virginia                                                                                    7,051,170
==========================================================================================================================

Washington (4.7%)
--------------------------------------------------------------------------------------------------------------------------
    1,655,000  Douglas County, Washington Public Utility District
               #1 Wells Hydroelectric Bonds(b)                                   8.750          9/1/2018         2,008,475
    1,395,000  Douglas County, Washington Public Utility District
               #1 Wells Hydroelectric Revenue Bonds                              8.750          9/1/2018         1,663,356
    2,000,000  Grant County, Washington Public Utility District #2
               Revenue Bonds (Second Series A)  (AMBAC Insured)                  5.000          1/1/2023         2,000,360
    5,000,000  King County, Washington Sewer Revenue Bonds
               (Series B) (FSA Insured)                                          5.500          1/1/2013         5,511,600
    1,500,000  Tacoma, Washington Conservation System Revenue Bonds
               (Tacoma Public Utilities Project)(b)                              6.600          1/1/2015         1,552,200
       45,000  Washington State Bonds (Series 93A)(b)                            5.750         10/1/2012            50,776
    2,955,000  Washington State General Obligation Bond
               (Series 93A)                                                      5.750         10/1/2012         3,339,771
    2,000,000  Washington State General Obligation Bond  (Series B
               and AT-7)                                                         6.000          6/1/2012         2,291,860
    1,500,000  Washington State General Obligation Bonds  (Series A
               and AT-6)                                                         6.250          2/1/2011         1,691,190
    2,500,000  Washington State General Obligation Bonds  (Series B
               and AT-7)                                                         6.250          6/1/2010         2,881,775
    1,000,000  Washington State Health Care Facilities Authority
               Revenue Bonds (Central Washington Health Services
               Association) (AMBAC Insured)                                      5.000         10/1/2018         1,019,790
    1,000,000  Washington State Higher Education Facilities
               Authority (Whitman College)                                       5.875         10/1/2029         1,076,950
    3,000,000  Washington State Public Power Supply System
               Refunding Revenue Bonds (Nuclear Project 1)
               (Series A) (MBIA Insured)                                         5.750          7/1/2012         3,269,460
    2,000,000  Washington State Public Power Supply System
               Revenue Bonds (Nuclear Project) (Series A)  (MBIA
               Insured)                                                          5.750          7/1/2011         2,179,640
--------------------------------------------------------------------------------------------------------------------------
               Total Washington                                                                                 30,537,203
==========================================================================================================================

Wisconsin (1.0%)
--------------------------------------------------------------------------------------------------------------------------
    6,000,000  Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Wheaton Franciscan Services)             5.750         8/15/2025         6,210,360
--------------------------------------------------------------------------------------------------------------------------
               Total Wisconsin                                                                                   6,210,360
==========================================================================================================================

Wyoming (0.4%)
--------------------------------------------------------------------------------------------------------------------------
    2,500,000  Wyoming State Farm Loan Board Capital Projects
               Facilities Revenue Bonds                                          6.100          4/1/2024         2,577,775
--------------------------------------------------------------------------------------------------------------------------
               Total Wyoming                                                                                     2,577,775
--------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income  (cost $588,022,415)                                               640,753,805
==========================================================================================================================

Principal
Amount         Short-Term Investments (1.5%)                         Interest Rate(g)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
     $490,000  Connecticut State Health and Educational Facilities
               Authority Revenue Bonds (Yale University)
               (Series T-1)(e)                                                   0.920%         5/3/2004          $490,000
      705,000  Hammond, Indiana Pollution Control Revenue Bonds
               (Amoco Oil Company Project)(e)                                    1.100          5/3/2004           705,000
    1,080,000  Harris County, Texas Health Facilities Development
               Authority Revenue Bonds (Texas Childrens Hospital)
               (MBIA Insured) (Series B-1)(e)                                    1.110          5/3/2004         1,080,000
      320,000  Hurley, New Mexico Pollution Control Revenue Bonds
               (Kennecott Santa Fe Project-BP PLC)(e)                            0.910          5/3/2004           320,000
    2,815,000  Riverside County, California Transportation
               Commission Sales Tax Revenue Bonds (Series A)
               (MBIA/IBC Insured)                                                6.775          6/1/2004         2,798,865
    1,080,000  Salt Lake, Utah County Pollution Control Revenue
               Bonds (Service Station Holding Project-BP PLC)(e)                 1.100          5/3/2004         1,080,000
      130,000  St. Lucie County, Florida Pollution Control Revenue
               Bond Florida Power and Light Project(e)                           1.110          5/3/2004           130,000
    3,455,000  West Ottawa, Michigan Public School District General
               Obligation Bonds (MBIA Insured)                                   5.402          5/3/2004         3,455,000
--------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments  (at amortized cost)                                                10,058,865
--------------------------------------------------------------------------------------------------------------------------
               Total Investments  (cost $598,081,280)                                                         $650,812,670
==========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Denotes securities that have been pre-refunded or
    escrowed to maturity. Under such an arrangement,
    money is deposited into an irrevocable escrow account
    and is used to purchase U.S. Treasury securities or
    government agency securities with maturing principal
    and interest earnings sufficient to pay all debt
    service requirements of the pre-refunded bonds.

(c) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(d) Denotes investments purchased on a when-issued basis.

(e) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(f) All or a portion of the security is earmarked as
    collateral for longer settling trades as discussed in
    the notes to the financial statements.

(g) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Lutheran Brotherhood Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2004(a) (unaudited)

Principal
Amount         Long-Term Fixed Income (70.9%)                           Interest Rate     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (5.3%)
--------------------------------------------------------------------------------------------------------------------------
   $1,000,000  American Express Credit Account Master Trust(b,c)                 1.220%        5/15/2004        $1,002,215
      500,000  Capital Auto Receivables Asset Trust(b)                           1.190         5/15/2004           500,350
      489,397  Chase Manhattan Auto Owner Trust                                  5.070         2/15/2008           499,037
      500,000  Citibank Credit Card Issuance Trust(d)                            4.100         12/7/2006           507,740
      283,913  Comed Transitional Funding Trust                                  5.440         3/25/2007           289,942
      500,000  CPL Transition Funding, LLC(c,e)                                  5.010         1/15/2010           521,838
      500,000  Daimler Chrysler Motor Company(b)                                 1.150         5/15/2004           500,270
      750,000  First National Master Note Trust(b)                               1.200         5/15/2004           751,127
    1,000,000  GMAC Mortgage Corporation Loan Trust(b,c)                         1.230         5/25/2004         1,002,677
    1,000,000  Honda Auto Receivables Owner Trust                                2.960         4/18/2009           994,983
      500,000  MBNA Credit Card Master Note Trust(b,c)                           1.210         5/15/2004           501,002
      750,000  MBNA Credit Card Master Note Trust                                4.950         6/15/2009           788,584
      189,155  PSE&G Transition Funding, LLC                                     5.740         3/15/2007           193,301
      750,000  Toyota Auto Receivables Owner Trust                               4.390         5/15/2009           771,014
--------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                     8,824,080
==========================================================================================================================

Basic Materials (0.8%)
--------------------------------------------------------------------------------------------------------------------------
      500,000  E. I. Du Pont De Nemours                                          4.125         4/30/2010           494,910
      600,000  ICI Wilmington, Inc.                                              4.375         12/1/2008           595,445
       75,000  Peabody Energy Corporation                                        6.875         3/15/2013            78,000
      250,000  Precision Castparts Corporation                                   5.600        12/15/2013           246,336
--------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                             1,414,691
==========================================================================================================================

Capital Goods (2.4%)
--------------------------------------------------------------------------------------------------------------------------
      450,000  Allied Waste North America, Inc.(c)                               8.875          4/1/2008           499,500
      200,000  Allied Waste North America, Inc., Convertible                     4.250         4/15/2034           202,750
      200,000  Ball Corporation                                                  6.875        12/15/2012           211,000
      600,000  Boeing Capital Corporation(d)                                     5.750         2/15/2007           637,814
      400,000  Bombardier Capital, Inc.                                          6.125         6/29/2006           420,292
      600,000  Hutchison Whampoa International, Ltd.(c)                          5.450        11/24/2010           591,678
      500,000  Raytheon Company                                                  4.500        11/15/2007           511,846
      370,010  Systems 2001 Asset Trust, LLC                                     6.664         9/15/2013           403,670
      300,000  Textron Financial Corporation                                     2.750          6/1/2006           298,945
      200,000  Tyco International Group SA, Convertible                          2.750         1/15/2018           261,750
--------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                               4,039,245
==========================================================================================================================

Commercial Mortgage-Backed Securities (2.3%)
--------------------------------------------------------------------------------------------------------------------------
      312,881  Banc of America Commercial Mortgage, Inc.                         3.366         7/11/2043           315,776
      700,000  Bear Stearns Commercial Mortgage Securities                       3.869         2/11/2041           682,497
      500,000  J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(b,c)                                                  1.420         5/14/2004           500,000
      700,000  J.P. Morgan Chase Commercial Mortgage Securities
               Corporation                                                       4.302         1/15/2038           679,335
    1,000,000  LB-UBS Commercial Mortgage Trust(c)                               3.323         3/15/2027           982,688
      584,158  Lehman Brothers "CALSTRS" Mortgage Trust                          3.988        11/20/2012           590,155
--------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                       3,750,451
==========================================================================================================================

Communications Services (2.8%)
--------------------------------------------------------------------------------------------------------------------------
      200,000  British Sky Broadcasting Group plc                                8.200         7/15/2009           233,273
      250,000  CSC Holdings, Inc.                                                6.750         4/15/2012           248,125
      500,000  Deutsche Telekom AG                                               8.250         6/15/2005           532,232
      250,000  EchoStar DBS Corporation                                          5.750         10/1/2008           250,625
      400,000  News America, Inc.(d)                                             4.750         3/15/2010           399,963
      250,000  Nextel Communications, Inc.                                       5.950         3/15/2014           235,000
      700,000  R.R. Donnelley & Sons Company                                     3.750          4/1/2009           684,298
      750,000  Sprint Capital Corporation                                        7.625         1/30/2011           845,760
      400,000  TELUS Corporation                                                 7.500          6/1/2007           442,017
      500,000  Verizon Pennsylvania, Inc.                                        5.650        11/15/2011           516,657
      250,000  Vivendi Universal SA                                              9.250         4/15/2010           291,875
--------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                     4,679,825
==========================================================================================================================

Consumer Cyclical (3.7%)
--------------------------------------------------------------------------------------------------------------------------
      600,000  American Honda Finance Corporation(c,e)                           3.850         11/6/2008           596,440
      750,000  Carnival Corporation                                              3.750        11/15/2007           747,711
      150,000  Costco Wholesale Corporation, Convertible                   Zero Coupon         8/19/2017           127,312
      250,000  D.R. Horton, Inc.                                                 7.500         12/1/2007           272,500
      200,000  DaimlerChrysler North American Holdings Corporation               4.750         1/15/2008           202,895
      250,000  Dana Corporation(c)                                               9.000         8/15/2011           295,000
      500,000  Ford Credit Floorplan Master Owner Trust(b)                       1.240         5/15/2004           501,329
      500,000  Ford Motor Credit Company                                         7.375          2/1/2011           534,663
      500,000  General Motors Acceptance Corporation                             4.500         7/15/2006           510,832
      300,000  Harrahs Operating Company, Inc.                                   5.375        12/15/2013           291,760
      100,000  Kerzner International, Convertible                                2.375         4/15/2024            98,750
      350,000  Lear Corporation, Convertible                               Zero Coupon         2/20/2022           181,562
      100,000  Liberty Media Corporation, Convertible                            3.250         3/15/2031            93,625
      250,000  MGM Mirage, Inc.                                                  6.000         10/1/2009           253,125
      400,000  Mohegan Tribal Gaming Authority                                   6.375         7/15/2009           408,000
      750,000  Toyota Motor Credit Corporation                                   2.875          8/1/2008           725,910
      250,000  Yum! Brands, Inc.                                                 7.650         5/15/2008           282,046
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                           6,123,460
==========================================================================================================================

Consumer Non-Cyclical (2.6%)
--------------------------------------------------------------------------------------------------------------------------
      100,000  Amgen, Inc., Convertible                                    Zero Coupon          3/1/2032            73,875
      750,000  Bottling Group, LLC                                               2.450        10/16/2006           743,816
      400,000  Bunge Limited Finance Corporation                                 7.800        10/15/2012           462,094
      750,000  Coca-Cola Enterprises, Inc.                                       2.500         9/15/2006           744,572
      250,000  Fisher Scientific International, Inc.                             8.125          5/1/2012           271,250
      500,000  General Mills, Inc.                                               2.625        10/24/2006           492,504
      250,000  Gillette Company                                                  3.500        10/15/2007           251,151
      500,000  Kellogg Company                                                   6.000          4/1/2006           530,782
      125,000  Omnicare, Inc.                                                    6.125          6/1/2013           125,938
      600,000  UnitedHealth Group, Inc.                                          3.300         1/30/2008           593,276
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                       4,289,258
==========================================================================================================================

Energy (0.5%)
--------------------------------------------------------------------------------------------------------------------------
      250,000  Occidental Petroleum Corporation                                  4.000        11/30/2007           251,990
      300,000  Premcor Refining Group                                            9.250          2/1/2010           340,500
      250,000  XTO Energy, Inc.                                                  6.250         4/15/2013           266,368
--------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                        858,858
==========================================================================================================================

Financials (12.6%)
--------------------------------------------------------------------------------------------------------------------------
      500,000  Bank One Issuance Trust(b,c)                                      1.150         5/15/2004           500,270
      500,000  Bear Stearns Companies, Inc.                                      3.000         3/30/2006           503,015
      500,000  Capital One Bank                                                  4.250         12/1/2008           495,479
      250,000  Capital One Financial Corporation(d)                              7.250          5/1/2006           267,454
      400,000  CIT Group, Inc.                                                   4.000          5/8/2008           400,190
      600,000  Citigroup, Inc.(b)                                                1.200          5/7/2004           600,239
      750,000  Countrywide Financial Corporation                                 4.000         3/22/2011           707,867
      600,000  Credit Suisse First Boston Mortgage Securities
               Corporation                                                       3.861         3/15/2036           595,478
      600,000  Credit Suisse First Boston USA, Inc.(d)                           3.875         1/15/2009           592,154
    1,000,000  General Electric Capital Corporation(b,c)                         1.326          6/2/2004         1,000,000
      700,000  Goldman Sachs Group, Inc.                                         3.875         1/15/2009           689,177
      500,000  Honda Auto Receivables Owner Trust                                2.480         7/18/2008           499,538
    1,000,000  Honda Auto Receivables Owner Trust                                2.790         3/16/2009           992,514
      250,000  Household Finance Corporation                                     5.750         1/30/2007           266,246
      150,000  Household Finance Corporation                                     5.875          2/1/2009           160,583
      600,000  International Lease Finance Corporation                           3.300         1/23/2008           587,216
      600,000  John Hancock Global Funding II                                    3.750         9/30/2008           593,753
      840,000  Lehman Brothers, Inc.(b,c)                                        6.539         8/15/2008           897,817
      500,000  Monumental Global Funding II                                      3.850          3/3/2008           501,912
    2,668,000  Morgan Stanley and Company(b)                                     5.878          3/1/2007         2,829,814
      700,000  Morgan Stanley and Company                                        3.875         1/15/2009           689,827
    1,000,000  National City Credit Card Master Trust(b,c)                       1.250         5/15/2004         1,001,821
      700,000  New York Life Global Funding                                      3.875         1/15/2009           693,391
      700,000  Pacific Life Global Funding                                       3.750         1/15/2009           691,582
      750,000  SLM Corporation(c)                                                4.000         1/15/2009           745,173
      250,000  Sovereign Bancorp, Inc.                                          10.500        11/15/2006           291,602
      250,000  TIAA Global Markets                                               4.125        11/15/2007           256,442
      750,000  Union Planters Bank                                               5.125         6/15/2007           798,513
      500,000  US Bancorp                                                        2.750         3/30/2006           501,964
      700,000  Washington Mutual, Inc.                                           8.250          4/1/2010           822,903
      750,000  Wells Fargo Financial, Inc.                                       4.875         6/12/2007           785,878
--------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 20,959,812
==========================================================================================================================

Foreign (2.0%)
--------------------------------------------------------------------------------------------------------------------------
      500,000  Corporacion Andina de Fomento                                     6.875         3/15/2012           549,377
      600,000  European Investment Bank                                          2.700         4/20/2007           591,641
      125,000  Export Development Canada                                         2.750        12/12/2005           126,068
      500,000  Mexico Government International                                   9.875          2/1/2010           613,250
      250,000  Nordic Investment Bank(d)                                         2.750         1/11/2006           251,340
      250,000  Pemex Finance, Ltd.                                               8.450         2/15/2007           269,983
    1,000,000  Republic of Italy(d)                                              2.750        12/15/2006           991,094
--------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                     3,392,753
==========================================================================================================================

Mortgage-Backed Securities (7.1%)
--------------------------------------------------------------------------------------------------------------------------
    8,500,000  Federal National Mortgage Association  15-Yr.
               Conventional(f)                                                   5.500          5/1/2019         8,720,478
    3,000,000  Federal National Mortgage Association  30-Yr.
               Conventional(f)                                                   6.000          5/1/2034         3,068,436
--------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                 11,788,914
==========================================================================================================================

Municipal Bonds (1.0%)
--------------------------------------------------------------------------------------------------------------------------
      500,000  Minneapolis & St. Paul Metropolitan Airports
               Commission                                                        4.850          1/1/2006           518,015
      400,000  Oregon School Boards Association Taxable Pension
               Bonds                                                       Zero Coupon         6/30/2005           391,284
      750,000  Washington State Office of the State Treasurer                    4.500          7/1/2007           777,870
--------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                             1,687,169
==========================================================================================================================

Other (0.5%)
--------------------------------------------------------------------------------------------------------------------------
      750,000  Harvard University                                                8.125         4/15/2007           858,668
--------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                         858,668
==========================================================================================================================

Technology (1.0%)
--------------------------------------------------------------------------------------------------------------------------
      800,000  International Business Machines Corporation                       2.375         11/1/2006           792,966
      700,000  Sungard Data Systems, Inc.                                        3.750         1/15/2009           683,176
      100,000  Unisys Corporation                                                6.875         3/15/2010           106,250
--------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                  1,582,392
==========================================================================================================================

Transportation (2.6%)
--------------------------------------------------------------------------------------------------------------------------
      300,000  American Airlines, Inc.                                           7.250          2/5/2009           291,375
      700,000  CSX Corporation(c)                                                6.750         3/15/2011           767,353
      625,000  Delta Air Lines, Inc.                                             6.417          7/2/2012           645,311
      700,000  FedEx Corporation                                                 3.500          4/1/2009           676,946
      250,000  Hertz Corporation                                                 7.400          3/1/2011           265,857
      500,000  Southwest Airlines Company                                        5.496         11/1/2006           527,632
      500,000  Union Pacific Company                                             3.625          6/1/2010           470,280
      736,183  United Air Lines, Inc.(g)                                         7.186          4/1/2011           655,725
--------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                              4,300,479
==========================================================================================================================

U.S. Government (21.1%)
--------------------------------------------------------------------------------------------------------------------------
    1,000,000  Federal Home Loan Mortgage Corporation(d)                         3.250        11/15/2004         1,010,554
    3,000,000  Federal Home Loan Mortgage Corporation(d)                         1.500         8/15/2005         2,984,844
      500,000  Federal Home Loan Mortgage Corporation                            2.750         8/15/2006           500,925
      800,000  Federal National Mortgage Association(d)                          4.000          9/2/2008           799,773
      500,000  Student Loan Marketing Association                                2.000         3/15/2005           501,953
    1,000,000  U.S. Department of Housing and Urban Development(c,e)             3.450          8/1/2006         1,017,352
    2,070,820  U.S. Treasury Inflation Indexed Bonds(d)                          3.000         7/15/2012         2,238,345
      500,000  U.S. Treasury Notes(d)                                            2.125        10/31/2004           502,246
    6,000,000  U.S. Treasury Notes(d)                                            1.625         3/31/2005         6,004,920
    7,600,000  U.S. Treasury Notes(d)                                            1.500         7/31/2005         7,573,575
    8,400,000  U.S. Treasury Notes(c,e)                                          1.875         1/31/2006         8,356,690
    1,000,000  U.S. Treasury Notes(d)                                            2.375         8/15/2006           997,070
      600,000  U.S. Treasury Notes(d)                                            2.250         2/15/2007           591,890
    2,000,000  U.S. Treasury Notes                                               3.250         8/15/2008         1,987,656
--------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                            35,067,793
==========================================================================================================================

Utilities (2.5%)
--------------------------------------------------------------------------------------------------------------------------
      150,000  Ferrellgas Partners, LP                                           8.750         6/15/2012           164,250
      400,000  FirstEnergy Corporation                                           5.500        11/15/2006           417,375
      500,000  Indiana Michigan Power Company                                    6.125        12/15/2006           534,988
      500,000  Kinder Morgan Energy Partners, LP                                 7.500         11/1/2010           569,247
      250,000  Midamerican Energy Holdings Company                               3.500         5/15/2008           243,719
    1,000,000  Pacific Gas & Electric Company(d)                                 3.600          3/1/2009           970,016
      392,877  Power Contract Financing, LLC                                     5.200          2/1/2006           398,782
      491,493  Power Receivables Finance, LLC                                    6.290          1/1/2012           504,596
      400,000  Texas-New Mexico Power Company                                    6.125          6/1/2008           407,839
--------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                   4,210,812
--------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income  (cost $117,275,962)                                               117,828,660
==========================================================================================================================

Shares         Collateral Held for Securities Loaned (17.4%)         Interest Rate(h)     Maturity Date              Value
--------------------------------------------------------------------------------------------------------------------------
   29,062,029  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%             N/A        $29,062,029
--------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned  (cost
               $29,062,029)                                                                                     29,062,029
==========================================================================================================================

Principal
Amount         Short-Term Investments (11.7%)                        Interest Rate(h)     Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
   $5,800,000  Aquinas Funding, LLC                                              1.030%         5/3/2004        $5,799,668
    2,250,000  Barton Capital Corporation(c,e)                                   1.041          5/6/2004         2,249,675
    2,835,000  Falcon Asset Securitization Corporation(c)                        1.031         5/18/2004         2,833,621
    3,493,000  Federal National Mortgage Association(d)                          1.011         5/19/2004         3,491,236
    2,500,000  Nieuw Amsterdam Receivables                                       1.041         5/25/2004         2,498,267
    2,500,000  Svenska Handelsbanke Notes                                        1.021         5/13/2004         2,499,150
--------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments  (at amortized cost)                                                19,371,617
--------------------------------------------------------------------------------------------------------------------------
               Total Investments  (cost $165,709,608)                                                         $166,262,306
==========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(c) All or a portion of the security is earmarked as
    collateral for longer settling trades as discussed in
    the notes to the financial statements.

(d) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(e) At April 30, 2004, all or a portion of the denoted
    U.S. Treasury Notes and other securities, valued at
    $12,242,067, were pledged as the initial margin
    deposit or earmarked as collateral to cover open
    financial futures contracts as follows:

                                                                                  Notional
                    Number of      Expiration                                     Principal       Unrealized
Type                Contracts         Date        Position         Value            Amount            Gain
--------------------------------------------------------------------------------------------------------------------------

U.S. Treasury           53          June 2004       Short        $5,826,688       $5,845,026         $18,338
Bond Futures

(f) Denotes investments purchased on a when-issued basis.

(g) In bankruptcy.

(h) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Lutheran Brotherhood Money Market Fund
Schedule of Investments as of April 30, 2004(a) (unaudited)

Principal
Amount         Certificates of Deposit (7.7%)                          Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Banking -- Domestic (2.8%)
--------------------------------------------------------------------------------------------------------------------------
 $12,900,000   Royal Bank of Scotland New York                                   1.345%        1/31/2005       $12,899,517
--------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Domestic                                                                        12,899,517
==========================================================================================================================

Banking -- Foreign (5.0%)
--------------------------------------------------------------------------------------------------------------------------
   13,000,000  Deutsche Bank NY                                                  1.400          9/3/2004        13,000,000
   10,250,000  Royal Bank of Canada                                              1.480        11/19/2004        10,249,244
--------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Foreign                                                                         23,249,244
--------------------------------------------------------------------------------------------------------------------------
               Total Certificates of Deposit                                                                    36,148,761
==========================================================================================================================

Principal
Amount         Commercial Paper (55.6%)                                 Interest Rate(b)  Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (26.6%)
--------------------------------------------------------------------------------------------------------------------------
   $6,020,000  Amsterdam Funding Corporation                                     1.041%         5/5/2004        $6,019,304
    8,750,000  Amsterdam Funding Corporation                                     1.031         5/19/2004         8,745,494
   10,675,000  Barton Capital Corporation                                        1.041         5/18/2004        10,669,757
   11,800,000  Corporate Receivables Corporation                                 1.031         5/10/2004        11,796,961
   12,900,000  GOVCO, Inc.                                                       1.031         5/13/2004        12,895,571
   10,800,000  Kitty Hawk Funding Corporation                                    1.041         5/17/2004        10,795,008
    6,963,000  Nieuw Amsterdam Receivables                                       1.051          5/5/2004         6,962,188
    6,143,000  Nieuw Amsterdam Receivables                                       1.051          5/6/2004         6,142,104
   10,675,000  Nieuw Amsterdam Receivables                                       1.041         5/12/2004        10,671,608
    6,430,000  Park Avenue Receivables Corporation                               1.041         5/25/2004         6,425,542
    8,040,000  Starfish Global Funding, LLC                                      1.052         6/10/2004         8,030,620
    5,890,000  Thunder Bay Funding, Inc.                                         1.041         5/17/2004         5,887,278
    8,280,000  Thunder Bay Funding, Inc.                                         1.041         5/20/2004         8,275,455
    2,150,000  Triple A-1 Funding Corporation                                    1.051         5/12/2004         2,149,310
    8,750,000  Windmill Funding Corporation                                      1.051          6/3/2004         8,741,578
--------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   124,207,778
==========================================================================================================================

Banking -- Domestic (8.1%)
--------------------------------------------------------------------------------------------------------------------------
   10,675,000  Citigroup, Inc.                                                   1.036          5/6/2004        10,673,466
    2,140,000  MLTC Funding, Inc.                                                1.051         5/25/2004         2,138,502
    9,485,000  River Fuel Company No. 2, Inc.                                    1.071          6/2/2004         9,475,979
    6,880,000  River Fuel Trust Funding Company, Inc.                            1.051         5/12/2004         6,877,793
    8,600,000  Society of New York Hospital Fund                                 1.072          5/3/2004         8,599,489
--------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Domestic                                                                        37,765,229
==========================================================================================================================

Banking -- Foreign (1.5%)
--------------------------------------------------------------------------------------------------------------------------
    4,780,000  Svenska Handelsbanke Notes                                        1.031         5/28/2004         4,776,307
    2,500,000  UBS Finance Corporation                                           1.051          5/3/2004         2,499,854
--------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Foreign                                                                          7,276,161
==========================================================================================================================

Capital Goods (3.6%)
--------------------------------------------------------------------------------------------------------------------------
    4,270,000  Cemex SA                                                          1.027          6/2/2004         4,266,015
   12,810,000  Cemex SA                                                          1.051          6/8/2004        12,795,802
--------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              17,061,817
==========================================================================================================================

Consumer Cyclical (6.5%)
--------------------------------------------------------------------------------------------------------------------------
    6,660,000  Toyota Credit Puerto Rico                                         1.041         5/17/2004         6,656,922
   12,900,000  Toyota Credit Puerto Rico                                         1.031         5/26/2004        12,890,773
   10,675,000  United Healthcare Corporation                                     1.051         5/28/2004        10,666,593
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          30,214,288
==========================================================================================================================

Education (2.4%)
--------------------------------------------------------------------------------------------------------------------------
    9,330,000  Duke University                                                   1.052          5/4/2004         9,329,183
    1,720,000  Northwestern University                                           1.040          5/4/2004         1,719,851
--------------------------------------------------------------------------------------------------------------------------
               Total Education                                                                                  11,049,034
==========================================================================================================================

Energy (1.5%)
--------------------------------------------------------------------------------------------------------------------------
    7,020,000  Total Capital SA                                                  1.040          5/3/2004         7,019,594
--------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                      7,019,594
==========================================================================================================================

Finance (4.6%)
--------------------------------------------------------------------------------------------------------------------------
   10,750,000  General Electric Capital Corporation                              1.041         5/12/2004        10,746,584
   10,675,000  General Electric Capital Corporation                              1.041         5/24/2004        10,667,907
--------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                    21,414,491
==========================================================================================================================

Insurance (0.9%)
--------------------------------------------------------------------------------------------------------------------------
    4,270,000  Torchmark Corporation                                             1.071         5/18/2004         4,267,842
--------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                   4,267,842
--------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                          260,276,234
==========================================================================================================================

Principal
Amount         U.S. Government (6.7%)                                   Interest Rate(b)  Maturity Date             Value
--------------------------------------------------------------------------------------------------------------------------
  $10,750,000  Federal Home Loan Bank                                            1.500%         5/4/2005       $10,749,462
    4,200,000  Federal Home Loan Mortgage Corporation                            3.250        11/15/2004         4,238,848
    8,600,000  Federal Home Loan Mortgage Corporation                            1.325         1/11/2005         8,521,642
    7,525,000  Federal National Mortgage Association                             7.125         2/15/2005         7,860,239
--------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                            31,370,191
==========================================================================================================================

Banking -- Domestic (4.6%)
--------------------------------------------------------------------------------------------------------------------------
   10,750,000  Bank of America Corporation(c)                                    1.380          5/3/2004        10,750,185
   10,750,000  Wells Fargo Bank(c)                                               1.040         5/11/2004        10,750,000
--------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Domestic                                                                        21,500,185
==========================================================================================================================

Brokerage (8.7%)
--------------------------------------------------------------------------------------------------------------------------
   10,675,000  Goldman Sachs Group, Inc.(c)                                      1.060         5/20/2004        10,675,000
   10,675,000  Goldman Sachs Group, Inc.(c)                                      1.120         7/19/2004        10,675,869
   10,675,000  Lehman Brothers Holdings, Inc.(c)                                 1.070         5/19/2004        10,675,000
    4,200,000  Merrill Lynch & Company, Inc.(c)                                  1.060         5/28/2004         4,200,000
    4,300,000  Merrill Lynch & Company, Inc.(c)                                  1.410         1/14/2005         4,310,455
--------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                  40,536,324
==========================================================================================================================

Consumer Cyclical (3.7%)
--------------------------------------------------------------------------------------------------------------------------
   17,125,000  American Honda Finance Corporation(c)                             1.230          6/7/2004        17,148,651
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          17,148,651
==========================================================================================================================

Consumer Non-cyclical (1.0%)
--------------------------------------------------------------------------------------------------------------------------
    4,690,000  United Health Group, Inc.(c)                                      1.730         5/10/2004         4,703,966
--------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-cyclical                                                                       4,703,966
==========================================================================================================================

Finance (2.3%)
--------------------------------------------------------------------------------------------------------------------------
   10,675,000  American Express Credit Corporation(c)                            1.220         5/17/2004        10,686,460
--------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                    10,686,460
==========================================================================================================================

Insurance (2.3%)
--------------------------------------------------------------------------------------------------------------------------
   10,750,000  Allstate Life Global Funding II(c)                                1.090         5/10/2004        10,750,000
--------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                  10,750,000
==========================================================================================================================

U.S. Municipal (7.2%)
--------------------------------------------------------------------------------------------------------------------------
    4,100,000  Alaska State Housing Finance Corporation(c)                       1.400          9/1/2004         4,100,000
    8,000,000  Illinois Student Assistance Commission(c)                         1.100          5/5/2004         8,000,000
    7,400,000  Puerto Rico Commonwealth Government Development
               Bank(c)                                                           1.030         12/1/2015         7,400,000
    6,000,000  University of Alambama, General Receipts
               Revenue Bonds(c)                                                  1.060          5/5/2004         6,000,000
    7,985,000  Washington State Health Care Facilities Authority
               Revenue Bonds (Sisters of St. Joseph Peace)(c)                    1.040          5/6/2004         7,985,000
--------------------------------------------------------------------------------------------------------------------------
               Total U.S. Municipal                                                                             33,485,000
--------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                       138,810,586
--------------------------------------------------------------------------------------------------------------------------
               Total Investments  (at amortized cost)                                                         $466,605,772
==========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

The accompanying notes to the financial statements
are an integral part of this schedule.

Lutheran Brotherhood Family of Funds
Statement of Assets and Liabilities

                                                           Opportunity           Mid Cap              World
As of April 30, 2004 (unaudited)                           Growth Fund         Growth Fund         Growth Fund         Growth Fund
----------------------------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                                       $162,109,787        $169,246,555        $103,794,254         $54,245,126
Investments at value                                       183,199,801         186,428,199         107,172,856          55,407,637

Cash                                                               205              16,168             766,969 a            30,077
Dividends and interest receivable                               23,657              39,367             445,736              26,144
Prepaid expenses                                                 1,755               1,787               1,531               1,389
Receivable for investments sold                              3,610,184             739,335             389,880           1,327,268
Receivable for trust shares sold                                54,078             174,059              24,866              26,633
Receivable for forward contracts                                    --                  --               5,020                  --
Receivable from affiliate                                           --                  --                  --              39,988
Total Assets                                               186,889,680         187,398,915         108,806,858          56,859,136

Liabilities
Distributions payable                                               --                  --                  --                  --
Accrued expenses                                               111,352             139,944             101,844              66,976
Payable for investments purchased                              168,732             104,853             381,015           1,530,232
Payable upon return of collateral for securities loaned     40,711,649          23,687,413          21,576,919           1,469,362
Payable for trust shares redeemed                              101,809              47,680              42,102              10,759
Payable for forward contracts                                       --                  --               5,014                  --
Open options written, at value                                      --                  --                  --                 290 b
Payable for variation margin                                        --                  --                  --                  --
Payable to affiliate                                            91,279              93,678              78,148                  --
Mortgage dollar roll deferred revenue                               --                  --                  --                  --
Total Liabilities                                           41,184,821          24,073,568          22,185,042           3,077,619

Net Assets
Trust capital (beneficial interest)                        190,796,479         179,699,793         103,705,286          73,515,513
Accumulated undistributed net investment income/(loss)        (880,668)         (1,000,357)           (129,296)             90,026
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions              (65,300,966)        (32,555,733)        (20,328,801)        (20,986,527)
Net unrealized appreciation/(depreciation) on:
Investments                                                 21,090,014          17,181,644           3,378,602           1,162,511
Written Options contracts                                           --                  --                  --                  (6)
Futures contracts                                                   --                  --                  --                  --
Foreign currency forward contracts                                  --                  --                   6                  --
Foreign currency transactions                                       --                  --              (3,981)                 --
Total Net Assets                                          $145,704,859        $163,325,347         $86,621,816         $53,781,517

Class A share capital                                     $134,276,743        $117,531,827         $65,483,918         $33,810,858
Shares of beneficial interest outstanding (Class A)         14,837,365           9,420,867           7,221,491           3,060,515
Net asset value per share                                        $9.05              $12.48               $9.07              $11.05
Maximum public offering price                                    $9.58              $13.21               $9.60              $11.69

Class B share capital                                      $10,920,318         $36,612,701         $11,204,223         $12,522,258
Shares of beneficial interest outstanding (Class B)          1,268,216           3,089,478           1,296,522           1,172,571
Net asset value per share                                        $8.61              $11.85               $8.64              $10.68

Institutional Class share capital                             $507,798          $9,180,819          $9,933,675          $7,448,401
Shares of beneficial interest outstanding
(Institutional Class)                                           53,747             703,386           1,053,095             641,951
Net asset value per share                                        $9.45              $13.05               $9.43              $11.60

Statement of Assets and Liabilities - continued

                                                                                                       High                 Income
As of April 30, 2004 (unaudited)                               LB Fund          Value Fund          Yield Fund                Fund
----------------------------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                                       $824,406,343         $43,701,743        $734,468,167        $789,888,710
Investments at value                                       851,784,257          48,663,171         747,714,342         800,771,277

Cash                                                             5,984              12,622              33,971              10,371
Dividends and interest receivable                              719,852              70,318          12,432,627           6,912,058
Prepaid expenses                                                 4,210               1,388               3,388               3,618
Receivable for investments sold                                     --           1,495,243           8,899,416          56,116,573
Receivable for trust shares sold                                82,465              53,981             291,846             209,180
Receivable for forward contracts                                    --                  --                  --                  --
Receivable from affiliate                                           --              13,530                  --                  --
Total Assets                                               852,596,768          50,310,253         769,375,590         864,023,077

Liabilities
Distributions payable                                               --                  --           1,167,464             415,836
Accrued expenses                                               330,757              54,846             161,029             143,855
Payable for investments purchased                               10,417           2,176,418           3,379,681         103,031,934
Payable upon return of collateral for securities loaned      8,860,900             489,064         128,394,303         117,601,681
Payable for trust shares redeemed                              517,070              13,884             579,962             202,753
Payable for forward contracts                                       --                  --                  --                  --
Open options written, at value                                      --                  --                  --              21,875
Payable for variation margin                                        --                  --                  --             116,483
Payable to affiliate                                           438,283                  --             331,947             312,453
Mortgage dollar roll deferred revenue                               --                  --                  --              58,691
Total Liabilities                                           10,157,427           2,734,212         134,014,386         221,905,561

Net Assets
Trust capital (beneficial interest)                      1,028,301,692          50,504,660       1,112,953,739         665,759,222
Accumulated undistributed net investment income/(loss)         639,073             204,078            (674,877)             32,318
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions             (213,879,338)         (8,094,125)       (490,163,833)        (35,362,227)
Net unrealized appreciation/(depreciation) on:
Investments                                                 27,377,914           4,961,428          13,246,175          10,882,567
Written Options contracts                                           --                  --                  --              (2,587)
Futures contracts                                                   --                  --                  --             808,223
Foreign currency forward contracts                                  --                  --                  --                  --
Foreign currency transactions                                       --                  --                  --                  --
Total Net Assets                                          $842,439,341         $47,576,041        $635,361,204        $642,117,516

Class A share capital                                     $752,075,961         $33,525,547        $590,135,793        $586,545,308
Shares of beneficial interest outstanding (Class A)         39,781,200           2,506,964         115,329,486          67,453,560
Net asset value per share                                       $18.91              $13.37               $5.12               $8.70
Maximum public offering price                                   $20.01              $14.15               $5.36               $9.11

Class B share capital                                      $61,709,550         $10,930,657         $34,941,959         $27,452,462
Shares of beneficial interest outstanding (Class B)          3,393,763             831,323           6,831,018           3,164,084
Net asset value per share                                       $18.18              $13.15               $5.12               $8.68

Institutional Class share capital                          $28,653,831          $3,119,837         $10,283,452         $28,119,746
Shares of beneficial interest outstanding
(Institutional Class)                                        1,510,346             231,038           2,008,232           3,236,447
Net asset value per share                                       $18.97              $13.50               $5.12               $8.69

Statement of Assets and Liabilities - continued

                                                                                 Limited
                                                             Municipal           Maturity             Money
As of April 30, 2004 (unaudited)                             Bond Fund           Bond Fund         Market Fund
--------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                                       $598,081,280        $165,709,608        $466,605,772
Investments at value                                       650,812,670         166,262,306         466,605,772

Cash                                                            15,585              16,405           1,998,740
Dividends and interest receivable                            9,035,153             911,279             610,881
Prepaid expenses                                                 3,623               1,638               3,212
Receivable for investments sold                              4,061,217          11,567,500                  --
Receivable for trust shares sold                                94,654             593,781           3,156,697
Receivable for forward contracts                                    --                  --                  --
Receivable from affiliate                                           --                  --                  --
Total Assets                                               664,022,902         179,352,909         472,375,302

Liabilities
Distributions payable                                          547,785              47,363               2,718
Accrued expenses                                                49,069              29,425             205,384
Payable for investments purchased                            7,144,851          23,508,206               6,658
Payable upon return of collateral for securities loaned             --          29,062,029                  --
Payable for trust shares redeemed                              877,758             105,604           1,740,065
Payable for forward contracts                                       --                  --                  --
Open options written, at value                                      --                  --                  --
Payable for variation margin                                        --              10,765                  --
Payable to affiliate                                           309,728              36,235             155,568
Mortgage dollar roll deferred revenue                               --              15,487                  --
Total Liabilities                                            8,929,191          52,815,114           2,110,393

Net Assets
Trust capital (beneficial interest)                        600,441,348         125,458,637         470,264,909
Accumulated undistributed net investment income/(loss)         (44,817)             28,487                  --
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                1,965,790             479,635                  --
Net unrealized appreciation/(depreciation) on:
Investments                                                 52,731,390             552,698                  --
Written Options contracts                                           --                  --                  --
Futures contracts                                                   --              18,338                  --
Foreign currency forward contracts                                  --                  --                  --
Foreign currency transactions                                       --                  --                  --
Total Net Assets                                          $655,093,711        $126,537,795        $470,264,909

Class A share capital                                     $629,494,582        $105,373,336        $462,226,032
Shares of beneficial interest outstanding (Class A)         70,434,094           8,184,626         462,226,032
Net asset value per share                                        $8.94              $12.87               $1.00
Maximum public offering price                                    $9.36              $12.87               $1.00

Class B share capital                                      $22,914,089          $6,138,912            $802,744
Shares of beneficial interest outstanding (Class B)          2,570,746             476,810             802,744
Net asset value per share                                        $8.91              $12.87               $1.00

Institutional Class share capital                           $2,685,040         $15,025,547          $7,236,133
Shares of beneficial interest outstanding
(Institutional Class)                                          300,438           1,167,350           7,236,133
Net asset value per share                                        $8.94              $12.87               $1.00

a Includes foreign currency holdings of $724,789.
b Premium received on written options of $284.

The accompanying notes to the financial statements are an integral part of this statement.

Lutheran Brotherhood Family of Funds
Statement of Operations

For the six months ended                                      Opportunity         Mid Cap            World
April 30, 2004 (unaudited)                                    Growth Fund       Growth Fund       Growth Fund       Growth Fund
-------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                        $252,770          $276,230          $895,211          $188,951
Taxable interest                                                   20,394            27,390           (14,339)            6,054
Tax exempt interest                                                    --                --                --                --
Income from mortgage dollar rolls                                      --                --                --                --
Income from securities loaned                                      49,180            20,983            17,387             4,113
Foreign dividend tax witholding                                      (599)             (703)         (108,076)           (1,000)
Total Investment Income                                           321,745           323,900           790,183           198,118

Expenses
Adviser fees                                                      356,284           354,417           163,448           100,712
Subadviser fees                                                        --                --           201,072                --
Accounting and pricing fees                                        18,670            18,789            33,750            13,242
Administrative service fees                                        15,328            16,478             8,641             4,739
Audit and legal fees                                                7,940             7,723             8,111             8,106
Custody fees                                                        8,890             7,116            46,233            14,063
Distribution expense Class B                                       43,591           141,079            42,516            43,713
Printing and postage expense Class A                              115,665            89,300            47,740            26,588
Printing and postage expense Class B                                9,534            28,385             8,399             9,907
Printing and postage expense Institutional Class                      481             6,450             7,773             3,541
SEC and state registration expense                                 20,294            18,532            18,040            16,400
Shareholder servicing fees Class A                                176,332           148,182            80,777            39,149
Shareholder servicing fees Class B                                 14,530            47,026            14,172            14,571
Shareholder servicing fees Institutional Class                        441             6,458             7,839             3,313
Transfer agent fees Class A                                       371,171           325,559           194,597           110,835
Transfer agent fees Class B                                        31,187           105,708            34,846            41,730
Transfer agent fees Institutional Class                               176               404               183               160
Trustees' fees and insurance expenses                               4,692             4,660             3,711             2,890
Other expenses                                                        832               884               150               846
Total Expenses Before Reimbursement                             1,196,038         1,327,150           921,998           454,505

Less:
Reimbursement from adviser                                           (441)           (6,458)           (7,839)         (347,543)
Fees paid indirectly                                                  (53)              (52)              (82)              (66)
Total Net Expenses                                              1,195,544         1,320,640           914,077           106,896

Net Investment Income/(Loss)                                     (873,799)         (996,740)         (123,894)           91,222

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                     8,052,789        11,372,102         1,212,388         1,559,348
Written option contracts                                               --                --                --               264
Futures contracts                                                      --                --                --                --
Foreign currency transactions                                          --                --            15,901                --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                    (5,617,601)       (9,040,092)        5,443,400          (726,788)
Written option contracts                                               --                --                --               (42)
Futures contracts                                                      --                --                --                --
Foreign currency forward contracts                                     --                --                 6                --
Foreign currency transactions                                          --                --            (2,853)               --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions                   2,435,188         2,332,010         6,668,842           832,782

Net Increase in Net Assets Resulting
From Operations                                                $1,561,389        $1,335,270        $6,544,948          $924,004

Statement of Operations - continued

For the six months ended                                              LB                              High               Income
April 30, 2004 (unaudited)                                           Fund        Value Fund        Yield Fund              Fund
-------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                      $5,415,601          $441,679        $1,028,466           $44,701
Taxable interest                                                  265,876             8,008        27,109,915        14,756,891
Tax exempt interest                                                    --                --                --                --
Income from mortgage dollar rolls                                      --                --                --           831,387
Income from securities loaned                                      34,210             2,772            64,218            52,783
Foreign dividend tax witholding                                        --            (2,925)               --                --
Total Investment Income                                         5,715,687           449,534        28,202,599        15,685,762

Expenses
Adviser fees                                                    1,628,345            89,443         1,233,317         1,127,361
Subadviser fees                                                        --                --                --                --
Accounting and pricing fees                                        39,663            12,342            42,671            36,500
Administrative service fees                                        85,945             4,472            63,371            65,551
Audit and legal fees                                               18,913             8,196            13,376            14,861
Custody fees                                                       13,489             5,111            10,149            13,067
Distribution expense Class B                                      241,246            38,126           134,464           108,060
Printing and postage expense Class A                              289,410            19,983           137,367           117,915
Printing and postage expense Class B                               24,295             6,462             8,392             5,664
Printing and postage expense Institutional Class                   10,582             2,029             2,449             5,190
SEC and state registration expense                                 41,066            17,407            34,726            33,882
Shareholder servicing fees Class A                                958,791            39,240           734,237           750,333
Shareholder servicing fees Class B                                 80,415            12,709            44,821            36,020
Shareholder servicing fees Institutional Class                     21,059             2,372             7,851            19,820
Transfer agent fees Class A                                     1,020,134            84,583           528,263           464,967
Transfer agent fees Class B                                        87,035            27,047            32,852            22,850
Transfer agent fees Institutional Class                             1,073               116               926             1,399
Trustees' fees and insurance expenses                              18,971             2,661            14,493            16,185
Other expenses                                                      1,515               642               405             1,215
Total Expenses Before Reimbursement                             4,581,947           372,941         3,044,130         2,840,840

Less:
Reimbursement from adviser                                        (21,059)         (208,146)           (7,851)          (19,820)
Fees paid indirectly                                                  (51)              (57)             (922)              (68)
Total Net Expenses                                              4,560,837           164,738         3,035,357         2,820,952

Net Investment Income/(Loss)                                    1,154,850           284,796        25,167,242        12,864,810

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                    11,412,508         1,115,614        (3,811,342)        6,641,231
Written option contracts                                               --                --                --           213,313
Futures contracts                                                      --                --                --        (2,484,984)
Foreign currency transactions                                          --                --                --                --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                    18,174,813         1,709,355         9,895,967        (8,625,715)
Written option contracts                                               --                --                --            (2,587)
Futures contracts                                                      --                --                --         1,749,274
Foreign currency forward contracts                                     --                --                --                --
Foreign currency transactions                                          --                --                --                --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions                  29,587,321         2,824,969         6,084,625        (2,509,468)

Net Increase in Net Assets Resulting
From Operations                                               $30,742,171        $3,109,765       $31,251,867       $10,355,342

Statement of Operations - continued

                                                                                  Limited
For the six months ended                                        Municipal         Maturity           Money
April 30, 2004 (unaudited)                                      Bond Fund         Bond Fund       Market Fund
-------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                    $         --              $969       $        --
Taxable interest                                                   42,526         1,799,197         2,775,020
Tax exempt interest                                            17,785,862            28,979                --
Income from mortgage dollar rolls                                      --           170,918                --
Income from securities loaned                                          --            10,396                --
Foreign dividend tax witholding                                        --                --                --
Total Investment Income                                        17,828,388         2,010,459         2,775,020

Expenses
Adviser fees                                                    1,074,213           176,558           622,967
Subadviser fees                                                        --                --                --
Accounting and pricing fees                                        50,359            19,200            30,277
Administrative service fees                                        66,761            11,771            49,904
Audit and legal fees                                               13,114             8,524            13,841
Custody fees                                                        8,622             6,104            16,377
Distribution expense Class B                                       89,195                --                --
Printing and postage expense Class A                               48,895            19,112            16,955
Printing and postage expense Class B                                1,813             1,217                34
Printing and postage expense Institutional Class                      201             2,957               503
SEC and state registration expense                                 33,142            18,323            57,525
Shareholder servicing fees Class A                                801,492           120,785           601,076
Shareholder servicing fees Class B                                 29,732             7,679             1,160
Shareholder servicing fees Institutional Class                      1,970            11,201            12,940
Transfer agent fees Class A                                       184,793            87,787           565,271
Transfer agent fees Class B                                         6,910             5,906             1,163
Transfer agent fees Institutional Class                               204               316               661
Trustees' fees and insurance expenses                              16,383             4,352            14,447
Other expenses                                                        235               163               573
Total Expenses Before Reimbursement                             2,428,034           501,955         2,005,674

Less:
Reimbursement from adviser                                         (1,970)         (107,829)         (253,834)
Fees paid indirectly                                                 (264)             (139)             (678)

Total Net Expenses                                              2,425,800           393,987         1,751,162

Net Investment Income/(Loss)                                   15,402,588         1,616,472         1,023,858
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                     2,947,729           466,235                --
Written option contracts                                               --                --                --
Futures contracts                                                      --            15,009                --
Foreign currency transactions                                          --                --                --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                   (12,104,838)       (1,186,592)               --
Written option contracts                                               --                --                --
Futures contracts                                                      --            18,338                --
Foreign currency forward contracts                                     --                --                --
Foreign currency transactions                                          --                --                --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions                  (9,157,109)         (687,010)               --

Net Increase in Net Assets Resulting
From Operations                                                $6,245,479          $929,462        $1,023,858

The accompanying notes to the financial statements are an integral part of this statement.

Lutheran Brotherhood Family of Funds
Statement of Changes in Net Assets

                                                                   Opportunity                               Mid Cap
                                                                   Growth Fund                             Growth Fund
                                                         ------------------------------          -------------------------------
                                                          4/30/2004                               4/30/2004
For the six months and year ended, respectively          (unaudited)         10/31/2003          (unaudited)          10/31/2003
--------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                              $(873,799)        $(2,174,217)          $(996,740)        $(2,186,098)
Net realized gains/(losses) on:
Investments                                               8,052,789          (8,253,864)         11,372,102          (8,949,066)
Written option contracts                                         --                  --                  --                  --
Foreign currency transactions                                    --                  --                  --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                              (5,617,601)         50,000,943          (9,040,092)         46,959,048
Written option contracts                                         --                  --                  --                  --
Foreign currency forward contracts                               --                  --                  --                  --
Foreign currency transactions                                    --                  --                  --                  --

Net Change in Net Assets Resulting
From Operations                                           1,561,389          39,572,862           1,335,270          35,823,884

Distributions to Shareholders

From Net Investment Income                                       --                  --                  --                  --

Trust Share Transactions                                 (4,965,000)        (14,345,646)          4,381,499          (8,086,425)

Net Increase/(Decrease) in Net Assets                    (3,403,611)         25,227,216           5,716,769          27,737,459

Net Assets, Beginning of Period                         149,108,470         123,881,254         157,608,578         129,871,119

Net Assets, End of Period                              $145,704,859        $149,108,470        $163,325,347        $157,608,578

                                                                      World
                                                                   Growth Fund                             Growth Fund
                                                         ------------------------------          -------------------------------
                                                          4/30/2004                               4/30/2004
For the six months and year ended, respectively          (unaudited)         10/31/2003          (unaudited)          10/31/2003
--------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                              $(123,894)          $(146,614)            $91,222            $(169,009)
Net realized gains/(losses) on:
Investments                                               1,212,388          (9,425,211)          1,559,348           (6,424,915)
Written option contracts                                         --                  --                 264                  933
Foreign currency transactions                                15,901             256,499                  --                   --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                               5,443,400          23,530,316            (726,788)          13,220,489
Written option contracts                                         --                  --                 (42)                 (36)
Foreign currency forward contracts                                6                  --                  --                   --
Foreign currency transactions                                (2,853)             (9,472)                 --                   --

Net Change in Net Assets Resulting
From Operations                                           6,544,948          14,205,518             924,004            6,627,534

Distributions to Shareholders

From Net Investment Income                                 (109,338)                 --                  --                   --

Trust Share Transactions                                   (712,468)        (11,465,898)         11,035,177            1,087,807

Net Increase/(Decrease) in Net Assets                     5,723,142           2,739,620          11,959,181            7,715,341

Net Assets, Beginning of Period                          80,898,674          78,159,054          41,822,336           34,106,995

Net Assets, End of Period                               $86,621,816         $80,898,674         $53,781,517          $41,822,336

                                                                       LB Fund                              Value Fund
                                                         ------------------------------          ------------------------------
                                                          4/30/2004                              4/30/2004
For the six months and year ended, respectively          (unaudited)         10/31/2003         (unaudited)          10/31/2003
--------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                             $1,154,850          $1,533,846            $284,796            $224,631
Net realized gains/(losses) on:
Investments                                              11,412,508         (43,007,934)          1,115,614          (4,290,602)
Written option contracts                                         --                  --                  --                  --
Foreign currency transactions                                    --                  --                  --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                              18,174,813         154,226,932           1,709,355          10,033,816
Written option contracts                                         --                  --                  --                  --
Foreign currency forward contracts                               --                  --                  --                  --
Foreign currency transactions                                    --                  --                  --                  --

Net Change in Net Assets Resulting
From Operations                                          30,742,171         112,752,844           3,109,765           5,967,845

Distributions to Shareholders

From Net Investment Income                               (2,028,082)           (800,564)           (236,257)           (161,409)

Trust Share Transactions                                (33,867,591)        (94,822,005)          4,061,783             832,979

Net Increase/(Decrease) in Net Assets                    (5,153,502)         17,130,275           6,935,291           6,639,415

Net Assets, Beginning of Period                         847,592,843         830,462,568          40,640,750          34,001,335

Net Assets, End of Period                              $842,439,341        $847,592,843         $47,576,041         $40,640,750

                                                                       High
                                                                    Yield Fund                             Income Fund
                                                         ------------------------------          ------------------------------
                                                          4/30/2004                              4/30/2004
For the six months and year ended, respectively          (unaudited)         10/31/2003         (unaudited)          10/31/2003
--------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                   $25,167,242         $50,445,769        $12,864,810          $26,730,700
Net realized gains/(losses) on:
Investments                                              (3,811,342)       (102,420,517)         6,641,230           19,529,503
Written option contracts                                         --                  --            213,313              166,802
Futures contracts                                                --              72,758         (2,484,984)          (1,778,676)
Foreign currency transactions                                    --                 922                 --                   --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                               9,895,967         203,385,553         (8,625,715)          15,710,668
Written option contracts                                         --                  --             (2,587)              (7,525)
Futures contracts                                                --               5,302          1,749,274             (187,411)

Net Change in Net Assets Resulting
From Operations                                          31,251,867         151,489,787         10,355,341           60,164,061

Distributions to Shareholders
From net investment income                              (25,547,669)        (47,376,867)       (12,890,057)         (28,277,948)
From net realized gains                                          --                  --                 --                   --

Total Distributions to Shareholders                     (25,547,669)        (47,376,867)       (12,890,057)         (28,277,948)

Trust Share Transactions                                  2,798,722         (11,828,036)       (19,531,343)         (68,893,527)

Net Increase/(Decrease) in Net Assets                     8,502,920          92,284,884        (22,066,059)          37,007,414

Net Assets, Beginning of Period                         626,858,284         534,573,400        664,183,575          701,190,989

Net Assets, End of Period                              $635,361,204        $626,858,284       $642,117,516         $664,183,575

                                                                     Municipal                           Limited Maturity
                                                                     Bond Fund                               Bond Fund
                                                         ------------------------------          ------------------------------
                                                          4/30/2004                               4/30/2004
For the six months and year ended, respectively          (unaudited)         10/31/2003          (unaudited)         10/31/2003
--------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                   $15,402,588         $31,294,632          $1,616,472          $2,922,763
Net realized gains/(losses) on:
Investments                                               2,947,729           1,604,171             466,235           1,680,481
Written option contracts                                         --                  --                  --                  --
Futures contracts                                                --                  --              15,009                  --
Foreign currency transactions                                    --                  --                  --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                             (12,104,838)         (4,510,987)         (1,186,592)            684,593
Written option contracts                                         --                  --                  --                  --
Futures contracts                                                --                  --              18,338                  --

Net Change in Net Assets Resulting
From Operations                                           6,245,479          28,387,816             929,462           5,287,837

Distributions to Shareholders
From net investment income                              (15,571,076)        (32,953,359)         (1,612,401)         (2,923,760)

From net realized gains                                  (1,512,431)           (511,275)         (1,091,687)                 --

Total Distributions to Shareholders                     (17,083,507)        (33,464,634)         (2,704,088)         (2,923,760)

Trust Share Transactions                                 (2,550,489)          2,674,638          16,997,693          15,246,004

Net Increase/(Decrease) in Net Assets                   (13,388,517)          2,402,180          15,223,067          17,610,081

Net Assets, Beginning of Period                         668,482,228         670,884,408         111,314,728          93,704,647

Net Assets, End of Period                              $655,093,711        $668,482,228        $126,537,795        $111,314,728

                                                                       Money
                                                                    Market Fund
                                                         ------------------------------
                                                          4/30/2004
For the six months and year ended, respectively          (unaudited)         10/31/2003
---------------------------------------------------------------------------------------

Operations
Net investment income                                    $1,023,858          $2,601,094
Net realized gains/(losses) on:
Investments                                                      --                  --
Written option contracts                                         --                  --
Futures contracts                                                --                  --
Foreign currency transactions                                    --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                                      --                  --
Written option contracts                                         --                  --
Futures contracts                                                --                  --

Net Change in Net Assets Resulting
From Operations                                           1,023,858           2,601,094

Distributions to Shareholders
From net investment income                               (1,023,858)         (2,601,094)
From net realized gains                                          --                  --

Total Distributions to Shareholders                      (1,023,858)         (2,601,094)

Trust Share Transactions                                (49,833,770)       (139,466,644)

Net Increase/(Decrease) in Net Assets                   (49,833,770)       (139,466,644)

Net Assets, Beginning of Period                         520,098,679         659,565,323

Net Assets, End of Period                              $470,264,909        $520,098,679

The accompanying notes to the financial statements are an integral part of this statement.

The Lutheran Brotherhood Family of Funds

Notes to Financial Statements
April 30, 2004 (unaudited)

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds ("Funds" or "Trust") was
organized as a Delaware Business Trust and is registered as an open-end diversified management investment company under the Investment Company
Act of 1940. The Trust is divided into eleven separate series (the
"Fund(s)"), each with its own investment objective and policies. The
Trust currently consists of six equity funds, four fixed-income funds and one money market fund.

The Trust offers three classes of shares: Class A, Class B and
Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. Class A shares have a shareholder servicing fee of 0.25%
and a maximum front-end sales load of 5.50% for equity funds and 4.50%
for fixed-income funds, except the Limited Maturity Bond Fund and the
Money Market Fund which have no sales loads. Class B shares are offered at net asset value and charged a 0.75% annual distribution fee, for all
Funds except the Limited Maturity Bond Fund and the Money Market Fund,
and all Class B shares are charged a shareholder servicing fee of 0.25%.
In addition, Class B shares have a maximum contingent deferred sales charge of 5.00%. The contingent deferred sales charge declines by 1.00%
per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and charged a 0.15% shareholder servicing fee, with no annual distribution fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust's maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the
Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day.
Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes from an independent pricing service approved by the Board of Trustees.
The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price.

Fair valuation of international securities -- As many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Fund, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets.

For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost.
Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.
The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share.

All other securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of April 30, 2004, six securities in the High Yield Fund were valued at fair value, which represents 0.05%
of the Fund's net assets.

(B) Foreign Currency Translation -- The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Trust treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the
Money Market Fund may enter into forward currency contracts.
Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations.
In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because the Funds' policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the
Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no Federal taxes and no Federal tax provision was required. Each Fund is treated as a separate taxable entity for federal income tax purposes.

(F) Income and Expenses -- Estimated expenses are accrued daily. The
Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.
Net investment income, expenses which are not class-specific and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Fees Paid Indirectly -- The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually for all Funds, after the close of the fiscal year. Any Fund subject to excise taxes would require an additional distribution after the close of the fiscal year. Funds involved in mergers may distribute dividends and capital gains immediately preceding the merger.

Dividends are declared and paid annually for the Opportunity Growth, Mid
Cap Growth, World Growth, Growth, LB Fund, and Value Funds; and declared daily and paid monthly for the High Yield, Income, Municipal Bond,
Limited Maturity Bond and Money Market Funds. Dividends from the Money
Market Fund also include any short-term net realized gains or losses on the sale of securities.

(I) Options -- All Funds except the Money Market Fund may buy put and call options and write covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates.

The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the six months ended April
30, 2004 the Growth, Income and Limited Maturity Bond Funds engaged in this type of investment.

(J) Financial Futures Contracts -- Certain Funds may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the six months ended April 30, 2004, the Income Fund and the Limited Maturity Bond Fund engaged in this type of investment.

(K) Mortgage Dollar Roll Transactions -- Certain of the Funds enter into dollar roll transactions issued by GNMA, FNMA and FHLMC, in which the
Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The Income and Limited Maturity Bond Funds earned $831,387 and $170,918, respectively, from such fees for the six months ended
April 30, 2004.

(L) Securities Lending -- Effective October 31, 2003, The Lutheran
Brotherhood Family of Funds entered into a Securities Lending Agreement
(the "Agreement") with State Street Bank and Trust Company ("State
Street Bank"). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are collateralized by cash, U.S.
Government securities, letters of credit and other types of collateral that are equal to at least 102% of the value of the loaned securities, plus any accrued interest. All cash collateral received is invested in a
State Street Bank Money Market fund. As of April 30, 2004, all Funds except the Municipal Bond Fund and the Money Market Fund had securities on loan. The value of securities on loan is as follows:

                                                      Securities
         Portfolio                                     on Loan
-----------------------------------------------------------------
LB Opportunity Growth Fund                            $38,698,835
LB Mid Cap Growth Fund                                 22,679,133
LB World Growth Fund                                   20,231,640
LB Growth Fund                                          1,413,026
LB Fund                                                 8,541,892
LB Value Fund                                             471,862
LB High Yield Fund                                    123,296,943
LB Income Fund                                        113,502,240
LB Limited Maturity Bond Fund                          28,257,228

(M) The Impact of Initial Public Offerings on Performance -- Each of the
Funds except the Money Market Fund may invest in an initial public offering ("IPO") of a security. On occasion a Fund will participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents a Fund with the opportunity to "flip" or trade the security at higher prices resulting in a profit for the Fund. Investments in IPO's may have a magnified performance impact on a Fund with a small asset base. A Fund with enhanced performance from "flipping" IPO's may not experience similar performance as its assets grow. However, participation in an IPO may result in a loss for that Fund.

(N) When-Issued and Delayed Delivery Transactions -- The Funds may
engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. To ensure there is no investment leverage, assets of the Fund are earmarked on the trade date on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

(O) Credit Risk -- The Funds may be susceptible to credit risk to the extent an issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and are adjusted accordingly.

(P) Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United
States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- The Trust currently maintains an
Investment Advisory Agreement with Thrivent Investment Management Inc.
(Thrivent Investment Mgt.) under which each of the Funds pays a fee for investment advisory services. Advisory fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

         (M - Millions)   $0 to     $20 to     $50 to    $100 to    $150 to    $250 to    $500 to   $1,000 to $1,500 to   Over
Fund                      $20M       $50M      $100M      $150M      $250M      $500M     $1,000M    $1,500M   $2,000M   $2,000M
--------------------------------------------------------------------------------------------------------------------------------

LB Opportunity
 Growth Fund             0.500%     0.500%     0.500%     0.400%     0.400%     0.350%     0.300%     0.25%     0.25%     0.25%
LB Mid Cap Growth Fund   0.450%     0.450%     0.450%     0.400%     0.400%     0.350%     0.300%     0.25%     0.25%     0.25%
LB World Growth Fund     1.000%     0.850%     0.750%     0.750%     0.750%     0.750%     0.750%     0.75%     0.75%     0.75%
LB Growth Fund           0.425%     0.425%     0.425%     0.425%     0.425%     0.425%     0.375%    0.325%    0.325%    0.325%
LB Fund                  0.400%     0.400%     0.400%     0.400%     0.400%     0.400%     0.350%     0.30%     0.30%     0.30%
LB Value Fund            0.400%     0.400%     0.400%     0.400%     0.400%     0.400%     0.350%     0.30%     0.30%     0.30%
LB High Yield Fund       0.400%     0.400%     0.400%     0.400%     0.400%     0.400%     0.350%     0.30%     0.30%     0.30%
LB Income Fund           0.350%     0.350%     0.350%     0.350%     0.350%     0.350%     0.325%     0.30%     0.30%     0.30%
LB Municipal Bond Fund   0.325%     0.325%     0.325%     0.325%     0.325%     0.325%    0.3125%     0.30%     0.30%     0.30%
LB Limited Maturity
 Bond Fund               0.300%     0.300%     0.300%     0.300%     0.300%     0.300%     0.275%     0.25%     0.25%     0.25%
LB Money Market Fund     0.250%     0.250%     0.250%     0.250%     0.250%     0.250%     0.225%     0.20%    0.175%     0.15%

The Adviser pays T. Rowe Price International an annual subadvisory fee for the performance of subadvisory services for the World Growth Fund.
The subadvisory fee, which is paid by the Adviser from its advisory fee, is equal to 0.50% of average daily net assets.

Effective January 1, 2003, the following expense reimbursements went in effect: the Growth and Value Funds, 1.25% and 0.80% of the average daily net assets of each class of shares, respectively; the Limited Maturity
Bond Fund, 0.20% of the average daily net assets of Class A shares; and
the Money Market Fund, 0.10% and 0.15% of the average daily net assets of Class A and Class B shares, respectively. Effective January 1, 2004, the expense reimbursement for Class B shares of the Money Market Fund changed to 0.10% of average daily net assets. These expense
reimbursements are effective through June 15, 2004, pursuant to a contract.

Effective January 1, 2004, the following additional voluntary expense reimbursements went into effect: Growth Fund, 0.35% and 0.25% of the average daily net assets of Class A and Class B shares, respectively;
Value Fund, 0.20%, and 0.15% of the average daily net assets of Class A and Class B shares, respectively. These voluntary expense reimbursements may be discontinued at any time.

(B) Distribution and Shareholder Servicing Plans -- The Trust has
adopted a Distribution Plan (the "12b-1 Plan") under Rule 12b-1 of the
1940 Act with respect to the Class B shares of each Fund except for the
Limited Maturity Bond and Money Market Funds. Under the 12b-1 Plan, each
Fund pays Thrivent Investment Mgt. an annual fee of 0.75% of the average daily net assets of its Class B shares. The fees collected under the
12b-1 Plan are used by Thrivent Investment Mgt. to finance activities primarily intended to result in the sale of Class B shares of the Fund.
For the six months ended  April 30, 2004, Thrivent Investment Mgt.
received aggregate 12b-1 fees of $881,990 from the Trust.

In addition, the Trust has adopted shareholder servicing plans for each of the Funds (the "Shareholder Servicing Plans"). Pursuant to the
Shareholder Servicing Plans, Class A and Class B shares pay Thrivent
Investment Mgt. an annual fee of 0.25% of the average daily net assets and Institutional Class shares pay Thrivent Investment Mgt. an annual fee of 0.15% of the average daily net assets. Payments under the
Shareholder Servicing Plans are used to finance various
shareholder-servicing activities. For the six months ended April 30,
2004, Thrivent Investment Mgt. received aggregate shareholder servicing fees of $4,848,494 from the Trust. Effective January 1, 2003, Thrivent
Investment Mgt. began reimbursing the 0.15% shareholder servicing fee for the Institutional Class shares. These expense reimbursements are effective through June 15, 2004, pursuant to a contract.

(C) Sales Charges and Other Fees -- For the six months ended April 30,
2004, Thrivent Investment Mgt. received $1,739,684 of aggregate underwriting concessions from sales of Class A shares and aggregate contingent deferred sales charges of $233,229 from redemptions of Class
B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting services agreement with
Thrivent Financial pursuant to which Thrivent Financial provides certain accounting personnel and services. For the six months ended April 30,
2004, Thrivent Financial received aggregate fees for accounting personnel and services of $255,094 from the Trust.

Thrivent Financial Investor Services Inc. (Thrivent Investor Services)
also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. For the six months ended April 30, 2004, Thrivent Investor Services received aggregate fees for administrative personnel and services of $392,961 from the Trust.

In addition, Thrivent Investor Services provides the Funds with transfer agent services pursuant to an agreement. For the six months ended April
30, 2004, Thrivent Investor Services received aggregate fees for transfer agent services of $4,340,815 from the Trust.

Each Trustee of the Funds who is not affiliated with Thrivent Financial or the Adviser receives an annual fee of $65,000 from the Funds for services as a Trustee. In addition, the lead independent director receives an additional fee of $2,500. Each Trustee is eligible to participate in a deferred compensation plan with respect to these fees.
Participants in the plan may designate their deferred Trustee's fees as if invested in any one of the Funds. The value of each Trustee's deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Investment Mgt. and Thrivent Investor
Services; however, they receive no compensation from the Funds.

(4) TAX INFORMATION

At October 31, 2003, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

                         Capital Loss             Expiration
Fund                       Carryover                 Year
--------------------------------------------------------------
LB Opportunity          $  32,398,469                2009
 Growth Fund               32,116,587                2010
                            7,069,033                2011
                        -------------
                        $  71,584,089
                        =============
LB Mid Cap Growth Fund  $  11,463,008                2009
                           22,676,956                2010
                            8,767,898                2011
                        -------------
                        $  42,907,862
                        =============
LB World Growth Fund    $   1,222,667                2009
                           10,445,650                2010
                            8,815,509                2011
                        -------------
                        $  20,483,826
                        =============
LB Growth Fund          $     176,010                2008
                            3,507,522                2009
                           11,207,922                2010
                            4,875,278                2011
                        -------------
                        $  19,766,732
                        =============
LB Fund                 $  52,137,884                2009
                          125,280,540                2010
                           45,072,180                2011
                        -------------
                        $ 222,490,604
                        =============
LB Value Fund           $      83,605                2008
                              228,777                2009
                            4,443,267                2010
                            4,140,620                2011
                        -------------
                        $   8,896,269
                        =============
LB High Yield Fund      $  18,998,975                2007
                           15,133,980                2008
                          125,418,013                2009
                          223,628,596                2010
                           90,973,334                2011
                        -------------
                        $ 474,152,898
                        =============
LB Income Fund          $     263,460                2007
                           20,967,792                2008
                           17,362,752                2010
                        -------------
                        $  38,594,004
                        =============

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

At April 30, 2004, the gross unrealized appreciation and depreciation of investments were as follows:

                                                                                           Net Unrealized
                                   Federal          Unrealized          Unrealized          Appreciation
Fund                              Tax Cost         Appreciation        (Depreciation)      (Depreciation)
---------------------------------------------------------------------------------------------------------

LB Opportunity Growth Fund     $ 162,109,787       $ 30,076,125       $  (8,986,111)       $ 21,090,014
LB Mid Cap Growth Fund           169,246,555         25,029,058          (7,847,414)         17,181,644
LB World Growth Fund             103,794,254         10,983,390          (7,604,788)          3,378,602
LB Growth Fund                    54,245,126          3,690,101          (2,527,590)          1,162,511
LB Fund                          824,406,343         83,873,523         (56,495,609)         27,377,914
LB Value Fund                     43,701,743          5,975,066          (1,013,638)          4,961,428
LB High Yield Fund               734,468,167         39,782,227         (26,536,052)         13,246,175
LB Income Fund                   789,888,710         16,969,633          (6,087,066)         10,882,567
LB Municipal Bond Fund           598,081,280         53,939,779          (1,208,389)         52,731,390
LB Limited Maturity Bond Fund    165,709,608          1,365,892            (813,194)            552,698
LB Money Market Fund             466,605,772                 --                  --                  --

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholders, by class, for the six months ended April
30, 2004 and the year ended October 31, 2003, are as follows:

                                                                       Net Investment Income
                             --------------------------------------------------------------------------------------------------
                                                April 30, 2004                                   October 31, 2003
                             ------------------------------------------------      --------------------------------------------
                                                                Institutional                                     Institutional
Fund                               Class A          Class B             Class        Class A           Class B            Class
-----------------------------------------------------------------------------      --------------------------------------------

LB World Growth Fund          $     39,750      $        --         $  69,588      $      --       $        --       $       --
LB Fund                          1,824,695               --           203,387         612,602               --          187,962
LB Value Fund                      187,637               --            48,620         108,463               --           52,946
LB High Yield Fund              23,787,051        1,315,589           445,029      43,874,837        2,680,200          821,830
LB Income Fund                  11,855,030          460,463           574,564      25,804,078        1,073,531        1,400,339
LB Municipal Bond Fund          15,037,120          468,506            65,450      31,824,017          991,387          137,955
LB Limited Maturity Bond Fund    1,315,507           76,991           219,903       2,337,573          156,829          429,358
LB Money Market Fund               955,386            1,761            66,711       2,320,102            5,566          275,426

                                                                     Net realized Gains
                             --------------------------------------------------------------------------------------------------
                                                April 30, 2004                                   October 31, 2003
                             ------------------------------------------------      --------------------------------------------
                                                                Institutional                                     Institutional
Fund                               Class A          Class B             Class        Class A           Class B            Class
-----------------------------------------------------------------------------      --------------------------------------------

Municipal Bond Fund           $  1,452,095      $    54,436     $       5,900        491,574       $    17,651       $    2,050
Limited Maturity Bond Fund         891,805           58,322           141,560             --                --               --

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities -- For the six months ended April 30, 2004, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                                In thousands
                                      ------------------------------
          Portfolio                   Purchases             Sales
--------------------------------------------------------------------
LB Opportunity Growth Fund            $ 46,784              $ 52,887
LB Mid Cap Growth Fund                 119,237               112,496
LB World Growth Fund                    12,619                14,270
LB Growth Fund                          32,900                22,036
LB Fund                                139,850               143,066
LB Value Fund                           10,853                 6,417
LB High Yield Fund                     266,111               261,155
LB Income Fund                         225,255               288,488
LB Municipal Bond Fund                  50,225                54,482
LB Limited Maturity Bond Fund           29,964                23,276

Purchases and sales of U.S. Government securities were:

                                               In thousands
                                      ------------------------------
          Fund                        Purchases             Sales
--------------------------------------------------------------------
LB Income Fund                        $420,190              $396,092
LB Limited Maturity Bond Fund          124,377               118,827

(B) Investments in Restricted Securities -- The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933.
Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was
$11,243,141 at April 30, 2004, which represented 1.77% of the net assets of the High Yield Fund. The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities -- The High Yield Portfolio
invests primarily in high-yielding fixed-income securities. All of the other Portfolios, except the Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts -- The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the six months ended April 30, 2004, were as follows:

                                              Growth Fund
                                      ------------------------------
                                        Number of           Premium
                                        Contracts            Amount
--------------------------------------------------------------------
Balance at October 31, 2003                     3        $      591
Opened                                        115             9,652
Closed                                       (105)           (9,228)
Expired                                       (11)             (731)
Exercised                                      --                --
                                      ------------     ------------
Balance at April 30, 2004                       2        $      284
                                      ============     ============
                                                 Income Fund
                                      ------------------------------
                                        Number of           Premium
                                        Contracts            Amount
--------------------------------------------------------------------
Balance at October 31, 2003                    --       $        --
Opened                                        750           319,577
Closed                                       (450)         (243,495)
Expired                                      (200)          (56,794)
Exercised                                      --                --
                                      ------------     ------------
Balance at April 30, 2004                     100        $   19,288
                                      ============     ============

(7) FORWARD CURRENCY CONTRACTS

As of April 30, 2004, the World Growth Fund had entered into a forward foreign currency contract, as summarized below, resulting in net unrealized appreciation of $6:

                                       Expiration                    Contract            Market Value            Unrealized
Currency Purchased                        Date        Quantity        Amount           At End of Period         Appreciation
------------------------------------------------------------------------------------------------------------------------------

Mexican peso (MXN)                      5/3/2004       57,246          $5,014         $5,020                     $6

(8) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:

                                                                      LB Opportunity Growth Fund
                                       ----------------------------------------------------------------------------------------
                                                  Class A                      Class B                  Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003               Shares          Amount         Shares        Amount         Shares           Amount
-------------------------------        -------------  -------------  -------------  -------------  -------------  -------------

Sold                                       1,592,299  $  11,312,801        296,185  $   1,995,701         52,335  $     375,271
Redeemed                                  (2,786,124)   (19,587,903)      (485,582)    (3,291,264)      (742,443)    (5,150,252)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (1,193,825) $  (8,275,102)      (189,397)    (1,295,563)      (690,108) $  (4,774,981)
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2004
-------------------------------
Sold                                         938,679  $   8,899,724        143,096  $   1,295,660         81,064  $     824,820
Redeemed                                  (1,362,504)   (12,881,233)      (231,689)    (2,094,813)      (100,613)    (1,009,158)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                  (423,825) $  (3,981,509)       (88,593) $    (799,153)       (19,549) $    (184,338)
                                       =============  =============  =============  =============  =============  =============

                                                                       LB Mid Cap Growth Fund
                                      ----------------------------------------------------------------------------------------
                                                  Class A                      Class B                  Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003               Shares          Amount         Shares        Amount         Shares           Amount
-------------------------------        -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       1,843,623  $  19,309,751        673,828  $   6,639,295        126,925  $   1,368,975
Redeemed                                  (1,751,690)   (17,830,900)      (918,187)    (9,027,730)      (851,835)    (8,545,816)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                    91,933  $   1,478,851       (244,359) $  (2,388,435)      (724,910) $  (7,176,841)
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2004
-------------------------------
Sold                                       1,051,383  $  13,478,411        341,956  $   4,180,885        171,258  $   2,273,802
Redeemed                                    (786,741)   (10,071,415)      (413,413)    (5,054,735)       (31,594)      (425,449)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   264,642  $   3,406,996        (71,457) $    (873,850)       139,664  $   1,848,353
                                       =============  =============  =============  =============  =============  =============

                                                                       LB World Growth Fund
                                       ----------------------------------------------------------------------------------------
                                                  Class A                      Class B                  Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003               Shares          Amount         Shares        Amount         Shares           Amount
-------------------------------        -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       1,077,423  $   8,050,781        242,973  $   1,683,215      3,126,322  $  22,169,372
Redeemed                                  (1,742,473)   (12,872,578)      (431,284)    (3,010,415)    (3,776,424)   (27,486,273)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                  (665,050) $  (4,821,797)      (188,311) $  (1,327,200)      (650,102) $  (5,316,901)
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2004
-------------------------------
Sold                                         660,373  $   6,096,496        146,356  $   1,289,324         41,935  $     406,918
Dividends and distributions reinvested         4,314         39,131             --             --          7,352         69,184
Redeemed                                    (572,942)    (5,228,170)      (193,509)    (1,699,251)      (177,530)    (1,686,100)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                    91,745  $     907,457        (47,153) $    (409,927)      (128,243) $  (1,209,998)
                                       =============  =============  =============  =============  =============  =============

                                                                           LB Growth Fund
                                       ----------------------------------------------------------------------------------------
                                                  Class A                      Class B                  Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                Shares         Amount        Shares         Amount         Shares         Amount
-------------------------------        -------------  -------------  -------------  -------------  -------------  -------------
Sold                                         741,003  $   7,172,020        299,250  $   2,753,280         31,830  $     304,741
Redeemed                                    (546,181)    (5,053,595)      (184,590)    (1,725,929)      (253,348)    (2,362,710)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   194,822  $   2,118,425        114,660  $   1,027,351       (221,518) $  (2,057,969)
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2004
-------------------------------
Sold                                         699,726  $   7,879,303        209,890  $   2,297,144        373,149  $   4,400,522
Redeemed                                    (248,697)    (2,804,819)       (56,998)      (621,732)        (9,856)      (115,241)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   451,029  $   5,074,484        152,892  $   1,675,412        363,293  $   4,285,281
                                       =============  =============  =============  =============  =============  =============

                                                                              LB Fund
                                       ----------------------------------------------------------------------------------------
                                                  Class A                      Class B                  Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                Shares         Amount        Shares         Amount         Shares         Amount
-------------------------------        -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       2,702,928  $  45,060,874        695,771  $  11,164,359        309,613  $   5,154,742
Dividends and distributions reinvested        38,438        600,244             --             --         11,719        183,050
Redeemed                                  (6,883,705)  (113,347,774)    (1,239,320)   (19,819,384)    (1,488,729)   (23,818,116)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (4,142,339) $ (67,686,656)      (543,549) $  (8,655,025)    (1,167,397) $ (18,480,324)
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2004
-------------------------------
Sold                                       1,427,317  $  27,186,448        346,347  $   6,345,784        258,465  $   4,898,129
Dividends and distributions reinvested        94,230      1,787,549             --             --         10,069        191,404
Redeemed                                  (3,168,280)   (60,189,861)      (639,519)   (11,730,023)      (122,539)    (2,357,021)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (1,646,733) $ (31,215,864)      (293,172) $  (5,384,239)       145,995  $   2,732,512
                                       =============  =============  =============  =============  =============  =============

                                                                           LB Value Fund
                                       ----------------------------------------------------------------------------------------
                                                  Class A                      Class B                  Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                Shares         Amount        Shares         Amount         Shares         Amount
-------------------------------        -------------  -------------  -------------  -------------  -------------  -------------
Sold                                         636,237  $   7,099,126        244,028  $   2,660,649         15,190  $     166,295
Dividends and distributions reinvested         9,825        103,062             --             --          1,897         20,016
Redeemed                                    (513,679)    (5,621,828)      (166,497)    (1,878,345)      (156,442)    (1,715,996)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   132,383  $   1,580,360         77,531  $     782,304       (139,355) $  (1,529,685)
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2004
-------------------------------
Sold                                         433,935  $   5,807,797        135,328  $   1,784,731          1,788  $      25,001
Dividends and distributions reinvested        13,841        183,533             --             --            454          6,067
Redeemed                                    (218,614)    (2,922,056)       (49,117)      (642,407)       (13,030)      (180,883)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   229,162  $   3,069,274         86,211  $   1,142,324        (10,788) $    (149,815)
                                       =============  =============  =============  =============  =============  =============

                                                                        LB High Yield Fund
                                       ----------------------------------------------------------------------------------------
                                                  Class A                      Class B                  Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                Shares         Amount        Shares         Amount         Shares         Amount
-------------------------------        -------------  -------------  -------------  -------------  -------------  -------------
Sold                                      13,164,586  $  62,463,213      1,311,403  $   6,233,069        412,950  $   2,005,720
Dividends and distributions reinvested     6,421,210     30,392,191        430,220      2,030,090         89,645        421,500
Redeemed                                 (20,850,691)   (97,700,547)    (2,842,387)   (13,417,073)      (945,008)    (4,256,199)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (1,264,895) $  (4,845,143)    (1,100,764) $  (5,153,914)      (442,413) $  (1,828,979)
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2004
-------------------------------
Sold                                       7,018,916  $  36,273,737        841,788  $   4,350,055         93,991  $     488,388
Dividends and distributions reinvested     3,128,650     16,139,617        184,047        949,450         44,862        231,474
Redeemed                                  (9,160,074)   (47,283,787)    (1,351,843)    (6,992,082)      (262,588)    (1,358,130)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   987,492  $   5,129,567       (326,008) $  (1,692,577)      (123,735) $    (638,268)
                                       =============  =============  =============  =============  =============  =============

                                                                        LB Income Fund
                                       ----------------------------------------------------------------------------------------
                                                  Class A                      Class B                  Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                Shares         Amount        Shares         Amount         Shares         Amount
-------------------------------        -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       4,413,923  $  38,031,533        679,025  $   5,829,800        429,970  $   3,717,434
Dividends and distributions reinvested     2,396,703     20,675,394        112,059        963,933        130,150      1,117,607
Redeemed                                 (12,543,767)  (108,176,805)    (1,130,926)    (9,767,362)    (2,495,027)   (21,285,061)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (5,733,141) $ (49,469,878)      (339,842) $  (2,973,629)    (1,934,907) $ (16,450,020)
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2004
-------------------------------
Sold                                       2,193,652  $  19,392,336        370,511  $   3,274,065        634,637  $   5,581,990
Dividends and distributions reinvested     1,078,393      9,515,946         46,497        409,348         49,654        437,751
Redeemed                                  (5,530,825)   (48,850,626)      (725,724)    (6,400,021)      (328,314)    (2,892,132)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (2,258,780) $ (19,942,344)      (308,716) $  (2,716,608)       355,977  $   3,127,609
                                       =============  =============  =============  =============  =============  =============

                                                                      LB Municipal Bond Fund
                                       ----------------------------------------------------------------------------------------
                                                  Class A                      Class B                  Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                Shares         Amount        Shares         Amount         Shares         Amount
-------------------------------        -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       6,146,057  $  56,334,457        766,509  $   7,005,554          7,567  $      69,320
Dividends and distributions reinvested     2,746,668     25,140,069         98,141        895,838         12,782        116,953
Redeemed                                  (8,775,939)   (80,247,790)      (638,582)    (5,828,311)       (88,608)      (811,452)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   116,786  $   1,226,736        226,068  $   2,073,081        (68,259) $    (625,179)
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2004
-------------------------------
Sold                                       2,397,956  $  21,959,270        219,973  $   2,016,190          9,479  $      85,643
Dividends and distributions reinvested     1,405,740     12,837,281         51,186        466,073          6,942         63,376
Redeemed                                  (3,999,949)   (36,597,277)      (368,859)    (3,368,657)        (1,356)       (12,388)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                  (196,253) $   1,800,726)       (97,700) $    (886,394)        15,065  $     136,631
                                       =============  =============  =============  =============  =============  =============

                                                                    LB Limited Maturity Bond Fund
                                       ----------------------------------------------------------------------------------------
                                                  Class A                      Class B                  Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                Shares         Amount        Shares         Amount         Shares         Amount
-------------------------------        -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       4,184,022  $  54,311,427         32,523  $     421,341        145,089  $   1,900,573
Dividends and distributions reinvested       179,498      2,330,628          1,708         22,182          7,476         96,925
Redeemed                                  (3,239,055)   (42,058,847)       (13,604)      (176,671)      (123,997)    (1,601,554)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                 1,124,465  $  14,583,208         20,627  $     266,852         28,568  $     395,944
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2004
-------------------------------
Sold                                       2,714,866  $  35,431,424         10,659  $     139,270         83,299  $   1,086,471
Dividends and distributions reinvested       162,896      2,118,355          1,596         20,757          7,068         91,886
Redeemed                                  (1,618,916)   (21,120,548)        (7,586)       (99,063)       (51,113)      (670,859)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                 1,258,846  $  16,429,231          4,669  $      60,964         39,254  $     507,498
                                       =============  =============  =============  =============  =============  =============

                                                                        LB Money Market Fund
                                       ----------------------------------------------------------------------------------------
                                                  Class A                      Class B                  Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                Shares         Amount        Shares         Amount         Shares         Amount
-------------------------------        -------------  -------------  -------------  -------------  -------------  -------------
Sold                                     621,143,003  $ 621,143,003        747,303  $     747,303     18,221,034  $  18,221,034
Dividends and distributions reinvested     2,281,522      2,281,522          5,265          5,265        272,222        272,222
Redeemed                                (747,103,314)  (747,103,314)    (1,055,284)    (1,055,284)   (33,978,395)   (33,978,395)
                                       -------------  -------------  -------------  -------------  -------------  -------------
 Net Change                             (123,678,789) $(123,678,789)      (302,716) $    (302,716)   (15,485,139) $ (15,485,139)
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2004
-------------------------------
Sold                                     294,766,312  $ 294,766,312         61,268  $      61,268        756,474  $     756,474
Dividends and distributions reinvested       940,372        940,372          1,771          1,771         65,028         65,028
Redeemed                                (333,745,999)  (333,745,999)      (355,497)      (355,497)    12,323,499)   (12,323,499)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                               (38,039,315) $ (38,039,315)      (292,458) $    (292,458)   (11,501,997) $ (11,501,997)
                                       =============  =============  =============  =============  =============  =============

(9) LINE OF CREDIT

Effective May 1, 2003 The Lutheran Brotherhood Family of Funds, along with the LB Series Fund, Inc., The AAL Mutual Funds, and the AAL
Variable Product Series Fund, Inc., entered into an unsecured $75 million bank line of credit agreement with State Street Bank and Trust
Company. Borrowings under the agreement would bear interest at the
Federal Funds rate plus 0.50%. The Funds were allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions. The
Funds did not borrow against the line during the six months ended April
30, 2004. The line of credit was allowed to expire on April 29, 2004.

(10) PROXY VOTING

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust's
Statement of Additional Information. You may request a free copy of the
Statement of Additional Information by calling 800-947-4836. You may also review the Statement of Additional Information at the Thrivent
Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

The Lutheran Brotherhood Family of Funds
Financial Highlights

Lutheran Brotherhood Opportunity Growth Fund                                        Class A Shares
---------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended           Year            Year
                                                                       4/30/2004          Ended           Ended
For a share outstanding throughout each period (a)                    (unaudited)    10/31/2003      10/31/2002
---------------------------------------------------------------------------------------------------------------

                                                                      ----------     ----------      ----------
Net Asset Value, Beginning of Period                                       $8.96          $6.61           $8.71
                                                                      ----------     ----------      ----------
Income from Investment Operations
Net investment income/(loss)                                              (0.05)          (0.13)          (0.12)
Net realized and unrealized gain/(loss)
on investments (b)                                                          0.14           2.48           (1.98)
                                                                      ----------     ----------      ----------
Total from Investment Operations                                            0.09           2.35           (2.10)
                                                                      ----------     ----------      ----------

Less Distributions from                                               ----------     ----------      ----------
Net Investment Income                                                         --             --              --
                                                                      ----------     ----------      ----------
Net Asset Value, End of period                                             $9.05          $8.96           $6.61
                                                                      ----------     ----------      ----------

Total return (c)                                                            1.00%         35.35%         (24.00)%
Net assets, end of period (in millions)                                   $134.3         $136.8          $108.8
Ratio of expenses to average net assets (d)                                 1.51%          2.01%           1.84%
Ratio of net investment loss to average net assets (d)                     (1.09)%        (1.70)%         (1.38)%
Portfolio turnover rate                                                       32%           126%            117%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)
Ratio of net investment loss to average net assets (d)

Lutheran Brotherhood Opportunity Growth Fund - continued                            Class A Shares
----------------------------------------------------------------------------------------------------------------

                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $14.30           $11.16          $9.33
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.10)           (0.13)         (0.13)
Net realized and unrealized gain/(loss)
on investments (b)                                                         (4.57)            3.27           1.96
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (4.67)            3.14           1.83
                                                                      ----------       ----------     ----------

Less Distributions from                                               ----------       ----------     ----------
Net Investment Income                                                      (0.92)              --             --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.71           $14.30         $11.16
                                                                      ----------       ----------     ----------

Total return (c)                                                          (34.40)%          28.32%         19.61%
Net assets, end of period (in millions)                                   $160.5           $253.2         $206.0
Ratio of expenses to average net assets (d)                                 1.59%            1.36%          1.50%
Ratio of net investment loss to average net assets (d)                     (0.93)%          (0.88)%        (1.19)%
Portfolio turnover rate                                                      126%             143%            49%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)
Ratio of net investment loss to average net assets (d)

Lutheran Brotherhood Opportunity Growth Fund - continued                              Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.56            $6.37          $8.45
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.09)           (0.18)         (0.11)
Net realized and unrealized gain/(loss) on investments (b)                  0.14             2.37          (1.97)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.05             2.19          (2.08)
                                                                      ----------       ----------     ----------

Less Distributions from                                               ----------       ----------     ----------
Net Investment Income                                                         --               --             --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.61            $8.56          $6.37
                                                                      ----------       ----------     ----------

Total return (c)                                                            0.58%           34.38%        (24.62)%
Net assets, end of period (in millions)                                    $10.9            $11.6           $9.8
Ratio of expenses to average net assets (d)                                 2.26%            2.76%          2.59%
Ratio of net investment loss to average net assets (d)                     (1.85)%          (2.45)%        (2.13)%
Portfolio turnover rate                                                       32%             126%           117%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)
Ratio of net investment loss to average net assets (d)

Lutheran Brotherhood Opportunity Growth Fund - continued                              Class B Shares
----------------------------------------------------------------------------------------------------------------

                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $13.99           $11.00          $9.27
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.07)           (0.14)         (0.20)
Net realized and unrealized gain/(loss) on investments (b)                 (4.55)            3.13           1.93
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (4.62)            2.99           1.73
                                                                      ----------       ----------     ----------

Less Distributions from                                               ----------       ----------     ----------
Net Investment Income                                                      (0.92)              --             --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.45           $13.99         $11.00
                                                                      ----------       ----------     ----------

Total return (c)                                                          (34.84)%          27.36%         18.66%
Net assets, end of period (in millions)                                    $11.6            $14.8           $8.5
Ratio of expenses to average net assets (d)                                 2.34%            2.11%          2.25%
Ratio of net investment loss to average net assets (d)                     (1.68)%          (1.63)%        (1.94)%
Portfolio turnover rate                                                      126%             143%            49%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)
Ratio of net investment loss to average net assets (d)

Lutheran Brotherhood Opportunity Growth Fund - continued                          Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $9.33            $6.80          $8.88
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.02)           (0.13)          0.04
Net realized and unrealized gain/(loss) on investments (b)                  0.14             2.66          (2.12)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.12             2.53          (2.08)
                                                                      ----------       ----------     ----------

Less Distributions from                                               ----------       ----------     ----------
Net Investment Income                                                         --               --             --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $9.45            $9.33          $6.80
                                                                      ----------       ----------     ----------

Total return (c)                                                            1.29%           37.21%        (23.42)%
Net assets, end of period (in millions)                                     $0.5             $0.7           $5.2
Ratio of expenses to average net assets (d)                                 0.79%            0.98%          0.94%
Ratio of net investment loss to average net assets (d)                     (0.37)%          (0.67)%        (0.49)%
Portfolio turnover rate                                                       32%             126%           117%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.94%            1.03%
Ratio of net investment loss to average net assets (d)                     (0.52)%          (0.72)%

Lutheran Brotherhood Opportunity Growth Fund - continued                          Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $14.45           $11.21          $9.35
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.12)           (0.03)         (0.14)
Net realized and unrealized gain/(loss) on investments (b)                 (4.53)            3.27           2.00
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (4.65)            3.24           1.86
                                                                      ----------       ----------     ----------

Less Distributions from                                               ----------       ----------     ----------
Net Investment Income                                                      (0.92)              --             --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.88           $14.45         $11.21
                                                                      ----------       ----------     ----------

Total return (c)                                                          (33.87)%          29.08%         19.89%
Net assets, end of period (in millions)                                     $4.5            $12.1           $8.8
Ratio of expenses to average net assets (d)                                 0.88%            0.80%          1.25%
Ratio of net investment loss to average net assets (d)                     (0.22)%          (0.32)%        (0.94)%
Portfolio turnover rate                                                      126%             143%            49%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)
Ratio of net investment loss to average net assets (d)

Lutheran Brotherhood Mid Cap Growth Fund                                            Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $12.35            $9.50         $11.43
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.07)           (0.15)         (0.13)
Net realized and unrealized gain/(loss) on investments (b)                  0.20             3.00          (1.80)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.13             2.85          (1.93)
                                                                      ----------       ----------     ----------

Less Distributions from                                               ----------       ----------     ----------
Net Realized Gain on Investments                                              --               --             --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                            $12.48           $12.35          $9.50
                                                                      ----------       ----------     ----------

Total return (c)                                                            1.05%           29.86%        (16.80)%
Net assets, end of period (in millions)                                   $117.5           $113.1          $86.2
Ratio of expenses to average net assets (d)                                 1.47%            1.88%          1.54%
Ratio of net investment income/(loss) to average net assets (d)            (1.08)%          (1.51)%        (1.17)%
Portfolio turnover rate                                                       71%              76%            55%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 1.47%            1.94%          1.89%
Ratio of net investment loss to average net assets (d)                     (1.08)%          (1.57)%        (1.52)%

Lutheran Brotherhood Mid Cap Growth Fund  - continued                                 Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $18.29           $12.93          $9.19
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.11)           (0.15)         (0.13)
Net realized and unrealized gain/(loss) on investments (b)                 (5.40)            5.98           3.87
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (5.51)            5.83           3.74
                                                                      ----------       ----------     ----------

Less Distributions from                                               ----------       ----------     ----------
Net Realized Gain on Investments                                           (1.35)           (0.47)            --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                            $11.43           $18.29         $12.93
                                                                      ----------       ----------     ----------

Total return (c)                                                          (32.17)%          46.26%         40.70%
Net assets, end of period (in millions)                                   $107.7           $140.7          $59.2
Ratio of expenses to average net assets (d)                                 1.41%            1.56%          1.95%
Ratio of net investment income/(loss) to average net assets (d)            (0.73)%          (0.87)%        (1.34)%
Portfolio turnover rate                                                      137%             118%           145%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 1.69%            1.56%          2.07%
Ratio of net investment loss to average net assets (d)                     (1.01)%          (0.87)%        (1.46)%

Lutheran Brotherhood Mid Cap Growth Fund  - continued                                 Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $11.78            $9.13         $11.06
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.11)           (0.24)         (0.13)
Net realized and unrealized gain/(loss) on investments (b)                  0.18             2.89          (1.80)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.07             2.65          (1.93)
                                                                      ----------       ----------     ----------
Less Distributions from
Net Realized Gain on Investments                                              --               --             --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                            $11.85           $11.78          $9.13
                                                                      ----------       ----------     ----------

Total return (c)                                                            0.59%           29.03%        (17.45)%
Net assets, end of period (in millions)                                    $36.6            $37.2          $31.1
Ratio of expenses to average net assets (d)                                 2.22%            2.63%          2.29%
Ratio of net investment income/(loss) to average net assets (d)            (1.84)%          (2.27)%        (1.92)%
Portfolio turnover rate                                                       71%              76%            55%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 2.22%            2.69%          2.64%
Ratio of net investment loss to average net assets (d)                     (1.84)%          (2.33)%        (2.27)%

Lutheran Brotherhood Mid Cap Growth Fund  - continued                                 Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $17.87           $12.74          $9.12
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.07)           (0.14)         (0.19)
Net realized and unrealized gain/(loss) on investments (b)                 (5.39)            5.74           3.81
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (5.46)            5.60           3.62
                                                                      ----------       ----------     ----------
Less Distributions from
Net Realized Gain on Investments                                           (1.35)           (0.47)            --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                            $11.06           $17.87         $12.74
                                                                      ----------       ----------     ----------

Total return (c)                                                          (32.68)%          45.11%         39.69%
Net assets, end of period (in millions)                                    $31.8            $36.4          $15.8
Ratio of expenses to average net assets (d)                                 2.16%            2.31%          2.70%
Ratio of net investment income/(loss) to average net assets (d)            (1.48)%          (1.62)%        (2.09)%
Portfolio turnover rate                                                      137%             118%           145%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 2.44%            2.31%          2.82%
Ratio of net investment loss to average net assets (d)                     (1.76)%          (1.62)%        (2.21)%

Lutheran Brotherhood Mid Cap Growth Fund  - continued                           Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $12.87            $9.79         $11.66
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.02)           (0.04)         (0.01)
Net realized and unrealized gain/(loss) on investments (b)                  0.20             3.12          (1.86)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.18             3.08          (1.87)
                                                                      ----------       ----------     ----------
Less Distributions from
Net Realized Gain on Investments                                              --               --             --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                            $13.05           $12.87          $9.79
                                                                      ----------       ----------     ----------

Total return (c)                                                            1.40%           31.46%        (16.04)%
Net assets, end of period (in millions)                                     $9.2             $7.3          $12.6
Ratio of expenses to average net assets (d)                                 0.68%            0.74%          0.58%
Ratio of net investment income/(loss) to average net assets (d)            (0.29)%          (0.37)%        (0.21)%
Portfolio turnover rate                                                       71%              76%            55%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.83%            0.95%          0.93%
Ratio of net investment loss to average net assets (d)                     (0.44)%          (0.58)%        (0.56)%

Lutheran Brotherhood Mid Cap Growth Fund  - continued                           Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $18.49           $12.99          $9.21
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                                0.04             0.03          (0.14)
Net realized and unrealized gain/(loss) on investments (b)                 (5.52)            5.94           3.92
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (5.48)            5.97           3.78
                                                                      ----------       ----------     ----------
Less Distributions from
Net Realized Gain on Investments                                           (1.35)           (0.47)            --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                            $11.66           $18.49         $12.99
                                                                      ----------       ----------     ----------

Total return (c)return (c)                                                (31.62)%          47.15%         41.04%
Net assets, end of period (in millions)                                     $7.7             $4.4           $1.2
Ratio of expenses to average net assets (d)                                 0.64%            0.93%          1.70%
Ratio of net investment income/(loss) to average net assets (d)             0.04%           (0.23)%        (1.09)%
Portfolio turnover rate                                                      137%             118%           145%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.92%            0.93%          1.82%
Ratio of net investment loss to average net assets (d)                     (0.24)%          (0.23)%        (1.21)%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since Fund inception, October 29, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood World Growth Fund                                                Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                          Ended              Year           Year
                                                                      4/30/2004             Ended          Ended
For a share outstanding throughout each period (a)                   (unaudited)       10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.39            $7.01          $8.20
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.01)           (0.02)         (0.03)
Net realized and unrealized gain/(loss) on investments (b)                  0.70             1.40          (1.16)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.69             1.38          (1.19)
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                      (0.01)              --             --
Net realized gain on investments                                              --               --             --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (0.01)              --             --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                              9.07             8.39           7.01
                                                                      ----------       ----------     ----------

Total return (c)                                                            8.17%           19.69%        (14.51)%
Net assets, end of period (in millions)                                    $65.5            $59.8          $54.6
Ratio of expenses to average net assets (d)                                 2.12%            2.46%          2.15%
Ratio of net investment income/(loss) to average net assets (d)            (0.29)%          (0.27)%        (0.39)%
Portfolio turnover rate                                                       15%              27%            22%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 2.12%            2.58%          2.38%
Ratio of net investment income/(loss) to average net assets (d)            (0.29)%          (0.39)%        (0.62)%

Lutheran Brotherhood World Growth Fund - continued                                    Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $12.38           $12.55         $10.58
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.04)           (0.08)         (0.01)
Net realized and unrealized gain/(loss) on investments (b)                 (3.14)            0.30           2.05
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (3.18)            0.22           2.04
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                         --               --          (0.07)
Net realized gain on investments                                           (1.00)           (0.39)            --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (1.00)           (0.39)         (0.07)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                              8.20            12.38          12.55
                                                                      ----------       ----------     ----------

Total return (c)                                                          (27.80)%           1.78%         19.21%
Net assets, end of period (in millions)                                    $72.6           $102.4          $87.6
Ratio of expenses to average net assets (d)                                 1.93%            1.84%          1.88%
Ratio of net investment income/(loss) to average net assets (d)            (0.38)%          (0.56)%        (0.08)%
Portfolio turnover rate                                                       30%              40%            18%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 2.13%
Ratio of net investment income/(loss) to average net assets (d)            (0.58)%

Lutheran Brotherhood World Growth Fund - continued                                    Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.02            $6.75          $7.96
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.05)           (0.08)         (0.05)
Net realized and unrealized gain/(loss) on investments (b)                  0.67             1.35          (1.16)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.62             1.27          (1.21)
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                         --               --             --
Net realized gain on investments                                              --               --             --
                                                                      ----------       ----------     ----------
Total Distributions                                                           --               --             --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                              8.64             8.02           6.75
                                                                      ----------       ----------     ----------

Total return (c)                                                            7.73%           18.81%        (15.20)%
Net assets, end of period (in millions)                                    $11.2            $10.8          $10.3
Ratio of expenses to average net assets (d)                                 2.87%            3.21%          2.90%
Ratio of net investment income/(loss) to average net assets (d)            (1.05)%          (1.01)%        (1.14)%
Portfolio turnover rate                                                       15%              27%            22%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 2.87%            3.33%          3.23%
Ratio of net investment income/(loss) to average net assets (d)            (1.05)%          (1.13)%        (1.37)%

Lutheran Brotherhood World Growth Fund - continued                                    Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $12.13           $12.39         $10.51
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.05)           (0.10)         (0.03)
Net realized and unrealized gain/(loss) on investments (b)                 (3.12)            0.23           1.97
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (3.17)            0.13           1.94
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                         --               --          (0.06)
Net realized gain on investments                                           (1.00)           (0.39)            --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (1.00)           (0.39)         (0.06)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                              7.96            12.13          12.39
                                                                      ----------       ----------     ----------

Total return (c)                                                          (28.27)%           0.97%         18.28%
Net assets, end of period (in millions)                                    $10.8            $12.6           $8.1
Ratio of expenses to average net assets (d)                                 2.68%            2.59%          2.63%
Ratio of net investment income/(loss) to average net assets (d)            (1.13)%          (1.31)%        (0.83)%
Portfolio turnover rate                                                       30%              40%            18%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 2.88%
Ratio of net investment income/(loss) to average net assets (d)            (1.33)%

Lutheran Brotherhood World Growth Fund - continued                                Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.74            $7.21          $8.36
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                                0.02             0.09           0.05
Net realized and unrealized gain/(loss) on investments (b)                  0.73             1.44          (1.20)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.75             1.53          (1.15)
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                      (0.06)              --             --
Net realized gain on investments                                              --               --             --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (0.06)              --             --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                              9.43             8.74           7.21
                                                                      ----------       ----------     ----------

Total return (c)                                                            8.63%           21.22%        (13.76)%
Net assets, end of period (in millions)                                     $9.9            $10.3          $13.2
Ratio of expenses to average net assets (d)                                 1.27%            1.24%          1.16%
Ratio of net investment income/(loss) to average net assets (d)             0.56%            0.96%          0.60%
Portfolio turnover rate                                                       15%              27%            22%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 1.42%            1.49%          1.39%
Ratio of net investment income/(loss) to average net assets (d)             0.41%            0.71%          0.37%

Lutheran Brotherhood World Growth Fund - continued                                Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $12.50           $12.59         $10.61
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                                0.06             0.02           0.03
Net realized and unrealized gain/(loss) on investments (b)                 (3.20)            0.28           2.05
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (3.14)            0.30           2.08
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                         --               --          (0.10)
Net realized gain on investments                                           (1.00)           (0.39)            --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (1.00)           (0.39)         (0.10)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                              8.36            12.50          12.59
                                                                      ----------       ----------     ----------

Total return (c)                                                          (27.16)%           2.43%         19.42%
Net assets, end of period (in millions)                                    $15.1            $15.8          $14.1
Ratio of expenses to average net assets (d)                                 1.12%            1.22%          1.63%
Ratio of net investment income/(loss) to average net assets (d)             0.43%            0.07%          0.17%
Portfolio turnover rate                                                       30%              40%            18%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 1.32%
Ratio of net investment income/(loss) to average net assets (d)             0.23%

Lutheran Brotherhood Growth Fund                                                      Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                            Ended             Year           Year           Year        Period
                                                        4/30/2004            Ended          Ended          Ended         Ended
For a share outstanding throughout each period (a)     (unaudited)      10/31/2003     10/31/2002     10/31/2001    10/31/2000 (e)
---------------------------------------------------------------------------------------------------------------------------------

                                                         --------       ----------     ----------     ----------    ----------
Net Asset Value, Beginning of Period                       $10.75            $8.94         $11.35         $18.61        $16.50
                                                         --------       ----------     ----------     ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                 0.03            (0.04)            --          (0.07)        (0.06)
Net realized and unrealized gain/(loss)
on investments (b)                                           0.27             1.85          (2.41)         (7.19)         2.17
                                                         --------       ----------     ----------     ----------    ----------
Total from Investment Operations                             0.30             1.81          (2.41)         (7.26)         2.11
                                                         --------       ----------     ----------     ----------    ----------
Net Asset Value, End of period                             $11.05           $10.75          $8.94         $11.35        $18.61
                                                         --------       ----------     ----------     ----------    ----------

Total return (c)                                            2.79%            20.25%        (21.23)%       (39.01)%       12.79%
Net assets, end of period (in millions)                     $33.8            $28.0          $21.6          $24.8         $27.7
Ratio of expenses to average net assets (d)                 0.32%             1.40%          1.89%          1.47%         1.30%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.52%            (0.41)%        (1.02)%        (0.54)%       (0.55)%
Portfolio turnover rate                                       48%              111%            59%            14%           17%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                 1.81%             2.56%          2.54%          2.11%         1.93%
Ratio of net investment loss to average net assets (d)     (0.97)%           (1.57)%        (1.67)%        (1.18)%       (1.18)%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e)  Since Fund inception, October 29, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Growth Fund - continued                                          Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                            Ended             Year           Year           Year        Period
                                                        4/30/2004            Ended          Ended          Ended         Ended
For a share outstanding throughout each period (a)     (unaudited)      10/31/2003     10/31/2002     10/31/2001    10/31/2000 (e)
---------------------------------------------------------------------------------------------------------------------------------

                                                       ----------       ----------     ----------     ----------    ----------
Net Asset Value, Beginning of Period                       $10.43            $8.74         $11.18         $18.47        $16.50
                                                       ----------       ----------     ----------     ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                (0.02)           (0.10)         (0.10)         (0.08)        (0.15)
Net realized and unrealized gain/(loss)
on investments (b)                                           0.27             1.79          (2.34)         (7.21)         2.12
                                                       ----------       ----------     ----------     ----------    ----------
Total from Investment Operations                             0.25             1.69          (2.44)         (7.29)         1.97
                                                       ----------       ----------     ----------     ----------    ----------
Net Asset Value, End of period                             $10.68           $10.43          $8.74         $11.18        $18.47
                                                       ----------       ----------     ----------     ----------    ----------

Total return (c)                                             2.40%           19.34%        (21.82)%       (39.47)%       11.94%
Net assets, end of period (in millions)                     $12.5            $10.6           $7.9           $7.3          $6.8
Ratio of expenses to average net assets (d)                  1.14%            2.15%          2.64%          2.22%         2.05%
Ratio of net investment income/(loss) to
average net assets (d)                                      (0.31)%          (1.16)%        (1.77)%        (1.29)%       (1.30)%
Portfolio turnover rate                                        48%             111%            59%            14%           17%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                  2.56%            3.31%          3.29%          2.86%         2.68%
Ratio of net investment loss to average net assets (d)      (1.73)%          (2.32)%        (2.42)%        (1.93)%       (1.93)%

Lutheran Brotherhood Growth Fund - continued                                      Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                         Ended             Year           Year           Year           Period
                                                     4/30/2004            Ended          Ended          Ended            Ended
For a share outstanding throughout each period (a)  (unaudited)      10/31/2003     10/31/2002     10/31/2001       10/31/2000 (e)
----------------------------------------------------------------------------------------------------------------------------------

                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, Beginning of Period                    $11.25            $9.22         $11.55         $18.75           $16.50
                                                    ----------       ----------     ----------     ----------       ----------
Income from Investment Operations
Net investment income/(loss)                              0.03             0.11          (0.02)          0.06             0.04
Net realized and unrealized gain/(loss)
on investments (b)                                        0.32             1.92          (2.31)         (7.26)            2.21
                                                    ----------       ----------     ----------     ----------       ----------
Total from Investment Operations                          0.35             2.03          (2.33)         (7.20)            2.25
                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, End of period                          $11.60           $11.25          $9.22         $11.55           $18.75
                                                    ----------       ----------     ----------     ----------       ----------

Total return (c)                                          3.11%           22.02%        (20.17)%       (38.40)%          13.64%
Net assets, end of period (in millions)                   $7.4             $3.1           $4.6           $3.2             $4.9
Ratio of expenses to average net assets (d)              (0.41)%           0.03%          0.62%          0.46%            0.56%
Ratio of net investment income/(loss)
to average net assets (d)                                 1.25%            0.96%          0.24%          0.47%            0.19%
Portfolio turnover rate                                     48%             111%            59%            14%              17%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)               0.99%            1.24%          1.27%          1.10%            1.19%
Ratio of net investment loss to average net assets (d)   (0.15)%          (0.25)%        (0.41)%        (0.17)%          (0.44)%

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Fund                                                             Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $18.29           $15.91         $19.31
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                                0.03             0.04           0.03
Net realized and unrealized gain/(loss) on investments (b)                  0.63             2.35          (3.40)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.66             2.39          (3.37)
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                      (0.04)           (0.01)         (0.03)
Net realized gain on investments                                              --               --             --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (0.04)           (0.01)         (0.03)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                            $18.91           $18.29         $15.91
                                                                      ----------       ----------     ----------

Total return (c)                                                            3.63%           15.06%        (17.49)%
Net assets, end of period (in millions)                                   $752.1           $757.6         $724.8
Ratio of expenses to average net assets (d)                                 1.02%            1.14%          1.09%
Ratio of net investment income/(loss) to average net assets (d)             0.31%            0.23%          0.13%
Portfolio turnover rate                                                       17%              10%            61%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 1.02%            1.14%          1.09%
Ratio of net investment income/(loss) to average net assets (d)             0.31%            0.23%          0.13%

Lutheran Brotherhood Fund - continued                                                 Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $28.30           $31.22         $27.94
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                                0.04             0.04           0.07
Net realized and unrealized gain/(loss) on investments (b)                 (8.01)            1.52           6.42
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (7.97)            1.56           6.49
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                      (0.01)           (0.04)         (0.08)
Net realized gain on investments                                           (1.01)           (4.44)         (3.13)
                                                                      ----------       ----------     ----------
Total Distributions                                                        (1.02)           (4.48)         (3.21)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                            $19.31           $28.30         $31.22
                                                                      ----------       ----------     ----------

Total return (c)                                                          (29.07)%           5.07%         25.60%
Net assets, end of period (in millions)                                   $976.1         $1,447.7       $1,424.4
Ratio of expenses to average net assets (d)                                 0.96%            0.83%          0.85%
Ratio of net investment income/(loss) to average net assets (d)             0.16%            0.16%          0.24%
Portfolio turnover rate                                                       21%              47%            57%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.97%            0.88%          0.90%
Ratio of net investment income/(loss) to average net assets (d)             0.15%            0.11%          0.19%

Lutheran Brotherhood Fund - continued                                                 Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $17.61           $15.42         $18.83
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.04)           (0.09)         (0.07)
Net realized and unrealized gain/(loss) on investments (b)                  0.61             2.28          (3.34)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.57             2.19          (3.41)
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                         --               --             --
Net realized gain on investments                                              --               --             --
                                                                      ----------       ----------     ----------
Total Distributions                                                           --               --             --
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                            $18.18           $17.61         $15.42
                                                                      ----------       ----------     ----------

Total return (c)                                                            3.24%           14.20%        (18.11)%
Net assets, end of period (in millions)                                    $61.7            $64.9          $65.2
Ratio of expenses to average net assets (d)                                 1.77%            1.89%          1.84%
Ratio of net investment income/(loss) to average net assets (d)            (0.45)%          (0.52)%        (0.62)%
Portfolio turnover rate                                                       17%              10%            61%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 1.77%            1.89%          1.84%
Ratio of net investment income/(loss) to average net assets (d)            (0.45)%          (0.52)%        (0.62)%

Lutheran Brotherhood Fund - continued                                                 Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $27.83           $30.93         $27.83
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                               (0.08)           (0.10)         (0.10)
Net realized and unrealized gain/(loss) on investments (b)                 (7.91)            1.44           6.33
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (7.99)            1.34           6.23
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                         --               --             --
Net realized gain on investments                                           (1.01)           (4.44)         (3.13)
                                                                      ----------       ----------     ----------
Total Distributions                                                        (1.01)           (4.44)         (3.13)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                            $18.83           $27.83         $30.93
                                                                      ----------       ----------     ----------

Total return (c)                                                          (29.63)%           4.32%         24.66%
Net assets, end of period (in millions)                                    $71.5            $86.8          $63.3
Ratio of expenses to average net assets (d)                                 1.71%            1.58%          1.60%
Ratio of net investment income/(loss) to average net assets (d)            (0.59)%          (0.59)%        (0.51)%
Portfolio turnover rate                                                       21%              47%            57%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 1.72%            1.63%          1.65%
Ratio of net investment income/(loss) to average net assets (d)            (0.60)%          (0.64)%        (0.56)%

Lutheran Brotherhood Fund - continued                                             Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $18.39           $15.96         $19.38
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                                0.05             0.12           0.09
Net realized and unrealized gain/(loss) on investments (b)                  0.67             2.38          (3.39)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.72             2.50          (3.30)
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                      (0.14)           (0.07)         (0.12)
Net realized gain on investments                                              --               --             --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (0.14)           (0.07)         (0.12)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                            $18.97           $18.39         $15.96
                                                                      ----------       ----------     ----------

Total return (c)                                                            3.91%           15.76%        (17.19)%
Net assets, end of period (in millions)                                    $28.7            $25.1          $40.4
Ratio of expenses to average net assets (d)                                 0.51%            0.56%          0.66%
Ratio of net investment income/(loss) to average net assets (d)             0.82%            0.81%          0.55%
Portfolio turnover rate                                                       17%              10%            61%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.66%            0.67%          0.66%
Ratio of net investment income/(loss) to average net assets (d)             0.67%            0.70%          0.55%

Lutheran Brotherhood Fund - continued                                             Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                      $28.33           $31.24         $27.95
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                                0.11             0.13           0.14
Net realized and unrealized gain/(loss) on investments (b)                 (8.02)            1.52           6.43
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (7.91)            1.65           6.57
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                      (0.03)           (0.12)         (0.15)
Net realized gain on investments                                           (1.01)           (4.44)         (3.13)
                                                                      ----------       ----------     ----------
Total Distributions                                                        (1.04)           (4.56)         (3.28)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                            $19.38           $28.33         $31.24
                                                                      ----------       ----------     ----------

Total return (c)                                                          (28.83)%           5.36%         25.89%
Net assets, end of period (in millions)                                    $39.8            $51.9          $43.2
Ratio of expenses to average net assets (d)                                 0.62%            0.54%          0.60%
Ratio of net investment income/(loss) to average net assets (d)             0.50%            0.44%          0.49%
Portfolio turnover rate                                                       21%              47%            57%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.63%            0.59%          0.65%
Ratio of net investment income/(loss) to average net assets (d)             0.49%            0.39%          0.44%

Lutheran Brotherhood Value Fund                                                       Class A Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                         Ended             Year           Year           Year           Period
                                                     4/30/2004            Ended          Ended          Ended            Ended
For a share outstanding throughout each period (a)  (unaudited)      10/31/2003     10/31/2002     10/31/2001       10/31/2000 (e)
----------------------------------------------------------------------------------------------------------------------------------

                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, Beginning of Period                    $12.49           $10.67         $12.92         $15.77           $14.50
                                                    ----------       ----------     ----------     ----------       ----------
Income from Investment Operations
Net investment income/(loss)                              0.09             0.08           0.06           0.06             0.02
Net realized and unrealized gain/(loss)
on investments (b)                                        0.87             1.79          (2.26)         (2.87)            1.25
                                                    ----------       ----------     ----------     ----------       ----------
Total from Investment Operations                          0.96             1.87          (2.20)         (2.81)            1.27
                                                    ----------       ----------     ----------     ----------       ----------
Less Distributions from
                                                    ----------       ----------     ----------     ----------       ----------
Net Investment Income                                    (0.08)           (0.05)         (0.05)         (0.04)              --
                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, End of period                          $13.37           $12.49         $10.67         $12.92           $15.77
                                                    ----------       ----------     ----------     ----------       ----------

Total return (c)                                          7.69%           17.72%        (17.22)%       (17.86)%           8.76%
Net assets, end of period (in millions)                  $33.5            $28.4          $22.9          $20.6            $15.1
Ratio of expenses to average net assets (d)               0.60%            1.28%          1.37%          1.23%            1.30%
Ratio of net investment income/(loss)
to average net assets (d)                                 1.40%            0.71%          0.48%          0.44%            0.24%
Portfolio turnover rate                                     15%              64%           109%            35%              26%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)               1.54%            2.06%          2.02%          1.85%            2.14%
Ratio of net investment income/(loss) to
average net assets (d)                                    0.46%          (0.07)%         (0.17)%        (0.18)%          (0.60)%

Lutheran Brotherhood Value Fund - continued                                           Class B Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                         Ended             Year           Year           Year           Period
                                                     4/30/2004            Ended          Ended          Ended            Ended
For a share outstanding throughout each period (a)  (unaudited)      10/31/2003     10/31/2002     10/31/2001       10/31/2000 (e)
----------------------------------------------------------------------------------------------------------------------------------

                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, Beginning of Period                    $12.25           $10.49         $12.76         $15.65           $14.50
                                                    ----------       ----------     ----------     ----------       ----------
Income from Investment Operations
Net investment income/(loss)                              0.03            (0.01)            --          (0.01)           (0.05)
Net realized and unrealized gain/(loss)
on investments (b)                                        0.87             1.77          (2.27)         (2.88)            1.20
                                                    ----------       ----------     ----------     ----------       ----------
Total from Investment Operations                          0.90             1.76          (2.27)         (2.89)            1.15
                                                    ----------       ----------     ----------     ----------       ----------
Less Distributions from
                                                    ----------       ----------     ----------     ----------       ----------
Net Investment Income                                       --               --             --             --               --
                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, End of period                          $13.15           $12.25         $10.49         $12.76           $15.65
                                                    ----------       ----------     ----------     ----------       ----------

Total return (c)                                          7.35%           16.78%        (17.79)%       (18.47)%           7.93%
Net assets, end of period (in millions)                  $10.9             $9.1           $7.0           $5.3             $3.7
Ratio of expenses to average net assets (d)               1.39%            2.03%          2.12%          1.98%            2.05%
Ratio of net investment income/(loss) to
average net assets (d)                                    0.63%           (0.05)%        (0.27)%        (0.31)%          (0.51)%
Portfolio turnover rate                                     15%              64%           109%            35%              26%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)               2.29%            2.81%          2.77%          2.60%            2.89%
Ratio of net investment income/(loss) to
average net assets (d)                                   (0.27)%          (0.83)%        (0.92)%        (0.93)%          (1.35)%

Lutheran Brotherhood Value Fund - continued                                       Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                         Ended             Year           Year           Year           Period
                                                     4/30/2004            Ended          Ended          Ended            Ended
For a share outstanding throughout each period (a)  (unaudited)      10/31/2003     10/31/2002     10/31/2001       10/31/2000 (e)
----------------------------------------------------------------------------------------------------------------------------------

                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, Beginning of Period                    $12.68           $10.80         $13.06         $15.88           $14.50
                                                    ----------       ----------     ----------     ----------       ----------
Income from Investment Operations
Net investment income/(loss)                              0.13             0.17           0.12           0.16             0.14
Net realized and unrealized gain/(loss)
on investments (b)                                        0.89             1.85          (2.25)         (2.88)            1.24
                                                    ----------       ----------     ----------     ----------       ----------
Total from Investment Operations                          1.02             2.02          (2.13)         (2.72)            1.38
                                                    ----------       ----------     ----------     ----------       ----------
Less Distributions from
Net Investment Income                                    (0.20)           (0.14)         (0.13)         (0.10)              --
                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, End of period                          $13.50           $12.68         $10.80         $13.06           $15.88
                                                    ----------       ----------     ----------     ----------       ----------

Total return (c)                                          8.07%           18.99%        (16.51)%       (17.19)%           9.45%
Net assets, end of period (in millions)                   $3.1             $3.1           $4.1           $3.4             $3.8
Ratio of expenses to average net assets (d)              (0.04)%           0.21%          0.50%          0.49%            0.65%
Ratio of net investment income/(loss) to
average net assets (d)                                    2.05%            1.77%          1.35%          1.18%            0.89%
Portfolio turnover rate                                     15%              64%           109%            35%              26%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)               0.91%            1.09%          1.15%          1.11%            1.49%
Ratio of net investment income/(loss) to
average net assets (d)                                    1.10%            0.89%          0.70%          0.56%            0.05%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in
aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since Fund inception, October 29, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood High Yield Fund                                                  Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $5.07            $4.23          $5.22
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.20             0.41           0.53
Net realized and unrealized gain/(loss) on investments (b)                  0.05             0.82          (1.00)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.25             1.23          (0.47)
                                                                      ----------       ----------     ----------
Less Distributions from
                                                                      ----------       ----------     ----------
Net Investment Income                                                      (0.20)           (0.39)         (0.52)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $5.12            $5.07          $4.23
                                                                      ----------       ----------     ----------

Total return (c)                                                            4.98%           30.00%         (9.91)%
Net assets, end of period (in millions)                                   $590.1           $579.8         $488.8
Ratio of expenses to average net assets (d)                                 0.92%            1.02%          1.03%
Ratio of net investment income to average net assets (d)                    7.98%            8.70%         10.49%
Portfolio turnover rate                                                       43%              96%            77%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.92%            1.02%          1.03%
Ratio of net investment income to average net assets (d)                    7.98%            8.70%         10.49%

Lutheran Brotherhood High Yield Fund - continued                                     Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $6.72            $7.87          $8.09
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.69             0.84           0.82
Net realized and unrealized gain/(loss) on investments (b)                 (1.42)           (1.19)         (0.20)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (0.73)           (0.35)          0.62
                                                                      ----------       ----------     ----------
Less Distributions from
                                                                      ----------       ----------     ----------
Net Investment Income                                                      (0.77)           (0.80)         (0.84)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $5.22            $6.72          $7.87
                                                                      ----------       ----------     ----------

Total return (c)                                                          (11.49)%          (5.21)%         7.69%
Net assets, end of period (in millions)                                   $607.9           $727.3         $823.2
Ratio of expenses to average net assets (d)                                 0.99%            0.87%          0.86%
Ratio of net investment income to average net assets (d)                   11.62%           10.88%          9.96%
Portfolio turnover rate                                                       65%              60%            55%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 1.00%            0.92%          0.91%
Ratio of net investment income to average net assets (d)                   11.61%           10.83%          9.91%

Lutheran Brotherhood High Yield Fund - continued                                      Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $5.07            $4.23          $5.22
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.18             0.37           0.50
Net realized and unrealized gain/(loss) on investments (b)                  0.05             0.82          (1.01)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.23             1.19          (0.51)
                                                                      ----------       ----------     ----------
Less Distributions from
                                                                      ----------       ----------     ----------
Net Investment Income                                                      (0.18)           (0.35)         (0.48)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $5.12            $5.07          $4.23
                                                                      ----------       ----------     ----------

Total return (c)                                                            4.59%           29.03%        (10.58)%
Net assets, end of period (in millions)                                    $34.9            $36.3          $34.9
Ratio of expenses to average net assets (d)                                 1.67%            1.77%          1.78%
Ratio of net investment income to average net assets (d)                    7.23%            7.95%          9.74%
Portfolio turnover rate                                                       43%              96%            77%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 1.67%            1.77%          1.78%
Ratio of net investment income to average net assets (d)                    7.23%            7.95%          9.74%

Lutheran Brotherhood High Yield Fund - continued                                      Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $6.72            $7.86          $8.08
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.65             0.78           0.77
Net realized and unrealized gain/(loss) on investments (b)                 (1.43)           (1.18)         (0.21)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (0.78)           (0.40)          0.56
                                                                      ----------       ----------     ----------
Less Distributions from
                                                                      ----------       ----------     ----------
Net Investment Income                                                      (0.72)           (0.74)         (0.78)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $5.22            $6.72          $7.86
                                                                      ----------       ----------     ----------

Total return (c)                                                          (12.14)%          (5.79)%         6.92%
Net assets, end of period (in millions)                                    $37.8            $39.0          $34.4
Ratio of expenses to average net assets (d)                                 1.74%            1.62%          1.61%
Ratio of net investment income to average net assets (d)                   10.87%           10.13%          9.21%
Portfolio turnover rate                                                       65%              60%            55%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 1.75%            1.67%          1.66%
Ratio of net investment income to average net assets (d)                   10.86%           10.08%          9.16%

Lutheran Brotherhood High Yield Fund - continued                                  Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $5.07            $4.23          $5.22
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.21             0.42           0.55
Net realized and unrealized gain/(loss) on investments (b)                  0.05             0.83          (1.01)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.26             1.25          (0.46)
                                                                      ----------       ----------     ----------
Less Distributions from
                                                                      ----------       ----------     ----------
Net Investment Income                                                      (0.21)           (0.41)         (0.53)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $5.12            $5.07          $4.23
                                                                      ----------       ----------     ----------

Total return (c)                                                            5.20%           30.57%         (9.60)%
Net assets, end of period (in millions)                                    $10.3            $10.8          $10.9
Ratio of expenses to average net assets (d)                                 0.51%            0.57%          0.69%
Ratio of net investment income to average net assets (d)                    8.39%            9.15%         10.83%
Portfolio turnover rate                                                       43%              96%            77%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.66%            0.69%          0.69%
Ratio of net investment income to average net assets (d)                    8.24%            9.03%         10.83%

Lutheran Brotherhood High Yield Fund - continued                                  Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $6.73            $7.87          $8.09
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.72             0.87           0.85
Net realized and unrealized gain/(loss) on investments (b)                 (1.45)           (1.19)         (0.21)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                           (0.73)           (0.32)          0.64
                                                                      ----------       ----------     ----------
Less Distributions from
                                                                      ----------       ----------     ----------
Net Investment Income                                                      (0.78)           (0.82)         (0.86)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $5.22            $6.73          $7.87
                                                                      ----------       ----------     ----------

Total return (c)                                                          (11.34)%          (4.81)%         7.96%
Net assets, end of period (in millions)                                    $12.5            $23.3          $53.0
Ratio of expenses to average net assets (d)                                 0.67%            0.59%          0.61%
Ratio of net investment income to average net assets (d)                   11.95%           11.16%         10.21%
Portfolio turnover rate                                                       65%              60%            55%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.68%            0.64%          0.66%
Ratio of net investment income to average net assets (d)                   11.94%           11.11%         10.16%

Lutheran Brotherhood Income Fund                                                      Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.73            $8.34          $8.71
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.17             0.34           0.41
Net realized and unrealized gain/(loss) on investments (b)                 (0.03)            0.40          (0.38)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.14             0.74           0.03
                                                                      ----------       ----------     ----------
Less Distributions from
                                                                      ----------       ----------     ----------
Net Investment Income                                                      (0.17)           (0.35)         (0.40)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.70            $8.73          $8.34
                                                                      ----------       ----------     ----------

Total return (c)                                                            1.63%            9.05%          0.25%
Net assets, end of period (in millions)                                   $586.5           $608.7         $629.3
Ratio of expenses to average net assets (d)                                 0.85%            0.87%          0.84%
Ratio of net investment income to average net assets (d)                    3.94%            3.88%          4.87%
Portfolio turnover rate (e)                                                  101%             312%           170%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.85%            0.88%          0.89%
Ratio of net investment income to average net assets (d)                    3.94%            3.87%          4.82%

Lutheran Brotherhood Income Fund                                                      Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.19            $8.22          $8.78
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.48             0.53           0.51
Net realized and unrealized gain/(loss) on investments (b)                  0.56            (0.05)         (0.58)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            1.04             0.48          (0.07)
                                                                      ----------       ----------     ----------
Less Distributions from
                                                                      ----------       ----------     ----------
Net Investment Income                                                      (0.52)           (0.51)         (0.49)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.71            $8.19          $8.22
                                                                      ----------       ----------     ----------

Total return (c)                                                           13.25%            6.02%         (0.69)%
Net assets, end of period (in millions)                                   $657.3           $611.0         $679.5
Ratio of expenses to average net assets (d)                                 0.83%            0.83%          0.82%
Ratio of net investment income to average net assets (d)                    5.66%            6.41%          5.93%
Portfolio turnover rate (e)                                                  175%             111%            72%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.88%            0.88%          0.87%
Ratio of net investment income to average net assets (d)                    5.61%            6.36%          5.88%

Lutheran Brotherhood Income Fund - continued                                          Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.71            $8.32          $8.70
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.14             0.27           0.35
Net realized and unrealized gain/(loss) on investments (b)                 (0.03)            0.41          (0.40)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.11             0.68          (0.05)
                                                                      ----------       ----------     ----------
Less Distributions from
                                                                      ----------       ----------     ----------
Net Investment Income                                                      (0.14)           (0.29)         (0.33)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.68            $8.71          $8.32
                                                                      ----------       ----------     ----------

Total return (c)                                                            1.26%            8.25%         (0.49)%
Net assets, end of period (in millions)                                    $27.5            $30.3          $31.7
Ratio of expenses to average net assets (d)                                 1.60%            1.62%          1.59%
Ratio of net investment income to average net assets (d)                    3.19%            3.13%          4.12%
Portfolio turnover rate (e)                                                  101%             312%           170%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 1.60%            1.63%          1.64%
Ratio of net investment income to average net assets (d)                    3.19%            3.12%          4.07%

Lutheran Brotherhood Income Fund - continued                                          Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.17            $8.20          $8.76
Income from Investment Operations
Net investment income                                                       0.42             0.46           0.45
Net realized and unrealized gain/(loss) on investments (b)                  0.57            (0.05)         (0.58)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.99             0.41          (0.13)
                                                                      ----------       ----------     ----------
Less Distributions from
                                                                      ----------       ----------     ----------
Net Investment Income                                                      (0.46)           (0.44)         (0.43)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.70            $8.17          $8.20
                                                                      ----------       ----------     ----------

Total return (c)                                                           12.45%            5.24%         (1.52)%
Net assets, end of period (in millions)                                    $25.3            $16.7          $14.7
Ratio of expenses to average net assets (d)                                 1.58%            1.58%          1.57%
Ratio of net investment income to average net assets (d)                    4.91%            5.66%          5.18%
Portfolio turnover rate (e)                                                  175%             111%            72%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 1.63%            1.63%          1.62%
Ratio of net investment income to average net assets (d)                    4.86%            5.61%          5.13%

Lutheran Brotherhood Income Fund - continued                                    Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.75            $8.34          $8.71
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.19             0.37           0.44
Net realized and unrealized gain/(loss) on investments (b)                 (0.06)            0.43          (0.39)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.13             0.80           0.05
                                                                      ----------       ----------     ----------
Less Distributions from
                                                                      ----------       ----------     ----------
Net Investment Income                                                      (0.19)           (0.39)         (0.42)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.69            $8.75          $8.34
                                                                      ----------       ----------     ----------

Total return (c)                                                            1.71%            9.49%          0.65%
Net assets, end of period (in millions)                                    $28.1            $25.2          $40.1
Ratio of expenses to average net assets (d)                                 0.45%            0.47%          0.55%
Ratio of net investment income to average net assets (d)                    4.34%            4.28%          5.15%
Portfolio turnover rate (e)                                                  101%             312%           170%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.60%            0.60%          0.60%
Ratio of net investment income to average net assets (d)                    4.19%            4.15%          5.10%

Lutheran Brotherhood Income Fund - continued                                      Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.19            $8.22          $8.77
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.50             0.54           0.53
Net realized and unrealized gain/(loss) on investments (b)                  0.57            (0.04)         (0.57)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            1.07             0.50          (0.04)
                                                                      ----------       ----------     ----------
Less Distributions from
                                                                      ----------       ----------     ----------
Net Investment Income                                                      (0.55)           (0.53)         (0.51)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.71            $8.19          $8.22
                                                                      ----------       ----------     ----------

Total return (c)                                                           13.43%            6.33%         (0.44)%
Net assets, end of period (in millions)                                    $39.1            $38.3          $31.8
Ratio of expenses to average net assets (d)                                 0.56%            0.55%          0.57%
Ratio of net investment income to average net assets (d)                    5.94%            6.69%          6.18%
Portfolio turnover rate (e)                                                  175%             111%            72%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                 0.61%            0.60%          0.62%
Ratio of net investment income to average net assets (d)                    5.89%            6.64%          6.13%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since Fund inception, October 29, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Municipal Bond Fund                                              Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $9.09            $9.15          $9.13
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.21             0.43           0.42
Net realized and unrealized gain/(loss) on investments (b)                 (0.13)           (0.04)          0.01
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.08             0.39           0.43
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                      (0.21)           (0.44)         (0.41)
Net realized gain on investments                                           (0.02)           (0.01)            --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (0.23)           (0.45)         (0.41)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.94            $9.09          $9.15
                                                                      ----------       ----------     ----------

Total return (c)                                                            0.90%            4.37%          4.91%
Net assets, end of period (in millions)                                   $629.5           $641.7         $645.4
Ratio of expenses to average net assets (d)                                 0.70%            0.72%          0.73%
Ratio of net investment income to average net assets (d)                    4.64%            4.62%          4.69%
Portfolio turnover rate                                                        8%               6%            13%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                                     0.70%            0.72%          0.73%
Ratio of net investment income to average net assets                        4.64%            4.62%          4.69%

Lutheran Brotherhood Municipal Bond Fund - continued                                   Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.66            $8.44          $9.11
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.43             0.44           0.43
Net realized and unrealized gain/(loss) on investments (b)                  0.48             0.22          (0.66)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.91             0.66          (0.23)
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                      (0.44)           (0.44)         (0.44)
Net realized gain on investments                                              --               --             --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (0.44)           (0.44)         (0.44)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $9.13            $8.66          $8.44
                                                                      ----------       ----------     ----------

Total return (c)                                                           10.78%            8.09%         (2.62)%
Net assets, end of period (in millions)                                   $609.5           $559.4         $570.6
Ratio of expenses to average net assets (d)                                 0.72%            0.69%          0.70%
Ratio of net investment income to average net assets (d)                    4.90%            5.18%          4.88%
Portfolio turnover rate                                                        5%              12%            20%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                                     0.73%            0.74%          0.75%
Ratio of net investment income to average net assets                        4.89%            5.13%          4.83%

Lutheran Brotherhood Municipal Bond Fund - continued                                  Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $9.06            $9.13          $9.11
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.18             0.36           0.36
Net realized and unrealized gain/(loss) on investments (b)                 (0.13)           (0.05)          0.01
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.05             0.31           0.37
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                      (0.18)           (0.37)         (0.35)
Net realized gain on investments                                           (0.02)           (0.01)            --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (0.20)           (0.38)         (0.35)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.91            $9.06          $9.13
                                                                      ----------       ----------     ----------

Total return (c)                                                            0.52%            3.48%          4.15%
Net assets, end of period (in millions)                                    $22.9            $24.2          $22.3
Ratio of expenses to average net assets (d)                                 1.45%            1.47%          1.48%
Ratio of net investment income to average net assets (d)                    3.89%            3.88%          3.94%
Portfolio turnover rate                                                        8%               6%            13%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                                     1.45%            1.47%          1.48%
Ratio of net investment income to average net assets                        3.89%            3.88%          3.94%

Lutheran Brotherhood Municipal Bond Fund - continued                                  Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.64            $8.41          $9.09
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.38             0.38           0.37
Net realized and unrealized gain/(loss) on investments (b)                  0.47             0.23          (0.67)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.85             0.61          (0.30)
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                      (0.38)           (0.38)         (0.38)
Net realized gain on investments                                              --               --             --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (0.38)           (0.38)         (0.38)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $9.11            $8.64          $8.41
                                                                      ----------       ----------     ----------

Total return (c)                                                            9.99%            7.44%         (3.44)%
Net assets, end of period (in millions)                                    $15.3             $9.7           $8.4
Ratio of expenses to average net assets (d)                                 1.47%            1.44%          1.45%
Ratio of net investment income to average net assets (d)                    4.15%            4.43%          4.13%
Portfolio turnover rate                                                        5%              12%            20%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                                     1.48%            1.49%          1.50%
Ratio of net investment income to average net assets                        4.14%            4.38%          4.08%

Lutheran Brotherhood Municipal Bond Fund - continued                             Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $9.09            $9.15          $9.13
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.22             0.46           0.44
Net realized and unrealized gain/(loss) on investments (b)                 (0.12)           (0.04)          0.01
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.10             0.42           0.45
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                      (0.23)           (0.47)         (0.43)
Net realized gain on investments                                           (0.02)           (0.01)            --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (0.25)           (0.48)         (0.43)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $8.94            $9.09          $9.15
                                                                      ----------       ----------     ----------

Total return (c)                                                            1.05%            4.67%          5.08%
Net assets, end of period (in millions)                                     $2.7             $2.6           $3.2
Ratio of expenses to average net assets (d)                                 0.41%            0.44%          0.57%
Ratio of net investment income to average net assets (d)                    4.93%            4.90%          4.85%
Portfolio turnover rate                                                        8%               6%            13%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                                     0.56%            0.56%          0.57%
Ratio of net investment income to average net assets                        4.78%            4.78%          4.85%

Lutheran Brotherhood Municipal Bond Fund - continued                             Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $8.66            $8.43          $9.11
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.44             0.45           0.46
Net realized and unrealized gain/(loss) on investments (b)                  0.49             0.24          (0.68)
                                                                      ----------       ----------     ----------
Total from Investment Operations                                            0.93             0.69          (0.22)
                                                                      ----------       ----------     ----------
Less Distributions from
Net investment income                                                      (0.46)           (0.46)         (0.46)
Net realized gain on investments                                              --               --             --
                                                                      ----------       ----------     ----------
Total Distributions                                                        (0.46)           (0.46)         (0.46)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $9.13            $8.66          $8.43
                                                                      ----------       ----------     ----------

Total return (c)                                                           10.95%            8.42%         (2.49)%
Net assets, end of period (in millions)                                     $2.6             $3.2           $4.3
Ratio of expenses to average net assets (d)                                 0.56%            0.52%          0.45%
Ratio of net investment income to average net assets (d)                    5.05%            5.35%          5.13%
Portfolio turnover rate                                                        5%              12%            20%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                                     0.57%            0.57%          0.50%
Ratio of net investment income to average net assets                        5.04%            5.30%          5.08%

Lutheran Brotherhood Limited Maturity Bond Fund                                    Class A Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                         Ended             Year           Year           Year           Period
                                                     4/30/2004            Ended          Ended          Ended            Ended
For a share outstanding throughout each period (a)  (unaudited)      10/31/2003     10/31/2002     10/31/2001       10/31/2000 (f)
----------------------------------------------------------------------------------------------------------------------------------

                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, Beginning of Period                    $13.06           $12.75         $13.14         $12.41           $12.50
                                                    ----------       ----------     ----------     ----------       ----------
Income from Investment Operations
Net investment income                                     0.18             0.36           0.46           0.65             0.72
Net realized and unrealized gain/(loss)
on investments (b)                                       (0.07)            0.31          (0.14)          0.78            (0.09)
                                                    ----------       ----------     ----------     ----------       ----------
Total from Investment Operations                          0.11             0.67           0.32           1.43             0.63
                                                    ----------       ----------     ----------     ----------       ----------
Less Distributions from
Net investment income                                    (0.18)           (0.36)         (0.46)         (0.65)           (0.72)
Net realized gain on investments                         (0.12)              --          (0.25)         (0.05)               --
                                                    ----------       ----------     ----------     ----------       ----------
Total Distributions                                      (0.30)           (0.36)         (0.71)         (0.70)           (0.72)
                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, End of period                          $12.87           $13.06         $12.75         $13.14           $12.41
                                                    ----------       ----------     ----------     ----------       ----------

Total return (c)                                          0.84%            5.30%          2.51%         11.89%            5.20%
Net assets, end of period (in millions)                 $105.4            $90.4          $73.9          $39.1            $16.6
Ratio of expenses to average net assets (d)               0.69%            0.74%          0.75%          0.81%            0.95%
Ratio of net investment income to
average net assets (d)                                    2.73%            2.78%          3.56%          5.02%            5.84%
Portfolio turnover rate (e)                                128%             297%           288%           290%             229%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)               0.89%            0.96%          1.05%          1.08%            1.10%
Ratio of net investment income to average net assets (d)  2.53%            2.56%          3.26%          4.75%            5.69%

Lutheran Brotherhood Limited Maturity Bond Fund - continued                          Class B Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                         Ended             Year           Year           Year           Period
                                                     4/30/2004            Ended          Ended          Ended            Ended
For a share outstanding throughout each period (a)  (unaudited)      10/31/2003     10/31/2002     10/31/2001       10/31/2000 (f)
----------------------------------------------------------------------------------------------------------------------------------

                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, Beginning of Period                    $13.06           $12.75         $13.14         $12.41           $12.50
                                                    ----------       ----------     ----------     ----------       ----------
Income from Investment Operations
Net investment income                                     0.16             0.34           0.46           0.65             0.72
Net realized and unrealized gain/(loss)
on investments (b)                                       (0.07)            0.31          (0.14)          0.78            (0.09)
                                                    ----------       ----------     ----------     ----------       ----------
Total from Investment Operations                          0.09             0.65           0.32           1.43             0.63
                                                    ----------       ----------     ----------     ----------       ----------
Less Distributions from
Net investment income                                    (0.16)           (0.34)         (0.46)         (0.65)           (0.72)
Net realized gain on investments                         (0.12)              --          (0.25)         (0.05)               --
                                                    ----------       ----------     ----------     ----------       ----------
Total Distributions                                      (0.28)           (0.34)         (0.71)         (0.70)           (0.72)
                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, End of period                          $12.87           $13.06         $12.75         $13.14           $12.41
                                                    ----------       ----------     ----------     ----------       ----------

Total return (c)                                          0.73%            5.14%          2.51%         11.89%            5.20%
Net assets, end of period (in millions)                   $6.1             $6.2           $5.8           $5.4             $5.0
Ratio of expenses to average net assets (d)               0.89%            0.91%          0.75%          0.81%            0.95%
Ratio of net investment income to
average net assets (d)                                    2.53%            2.61%          3.56%          5.02%            5.84%
Portfolio turnover rate (e)                                128%             297%           288%           290%             229%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)               0.89%            0.96%          1.05%          1.08%            1.10%
Ratio of net investment income to average net assets (d)  2.53%            2.56%          3.26%          4.75%            5.69%

Lutheran Brotherhood Limited Maturity Bond Fund - continued                   Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                         Ended             Year           Year           Year           Period
                                                     4/30/2004            Ended          Ended          Ended            Ended
For a share outstanding throughout each period (a)  (unaudited)      10/31/2003     10/31/2002     10/31/2001       10/31/2000 (f)
----------------------------------------------------------------------------------------------------------------------------------

                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, Beginning of Period                    $13.05           $12.74         $13.14         $12.41           $12.50
                                                    ----------       ----------     ----------     ----------       ----------
Income from Investment Operations
Net investment income                                     0.19             0.40           0.50           0.69             0.74
Net realized and unrealized gain/(loss)
on investments (b)                                       (0.06)            0.31          (0.15)          0.78            (0.09)
                                                    ----------       ----------     ----------     ----------       ----------
Total from Investment Operations                          0.13             0.71           0.35           1.47             0.65
                                                    ----------       ----------     ----------     ----------       ----------
Less Distributions from
Net investment income                                    (0.19)           (0.40)         (0.50)         (0.69)           (0.74)
Net realized gain on investments                         (0.12)              --          (0.25)         (0.05)              --
                                                    ----------       ----------     ----------     ----------       ----------
Total Distributions                                      (0.31)           (0.40)         (0.75)         (0.74)           (0.74)
                                                    ----------       ----------     ----------     ----------       ----------
Net Asset Value, End of period                          $12.87           $13.05         $12.74         $13.14           $12.41
                                                    ----------       ----------     ----------     ----------       ----------

Total return (c)                                          1.03%            5.62%          2.77%         12.22%            5.43%
Net assets, end of period (in millions)                  $15.0            $14.7          $14.0          $11.5            $10.6
Ratio of expenses to average net assets (d)               0.46%            0.46%          0.42%          0.51%            0.73%
Ratio of net investment income to
average net assets (d)                                    2.96%            3.07%          3.89%          5.32%            6.06%
Portfolio turnover rate (e)                                128%             297%           288%           290%             229%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)               0.61%            0.64%          0.72%          0.78%            0.88%
Ratio of net investment income to average net assets (d)  2.81%            2.89%          3.59%          5.05%            5.91%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Portfolio turnover rates prior to the year ended
October 31, 2003, excluded the effect of participation in
mortgage dollar roll transactions.

(f) Since Fund inception, October 29, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Money Market Fund                                                Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $1.00            $1.00          $1.00
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                      0.002            0.004           0.01
Less: Distributions from net investment income                            (0.002)          (0.004)         (0.01)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $1.00            $1.00          $1.00
                                                                      ----------       ----------     ----------
Total return (b)                                                            0.20%            0.40%          1.06%
Net assets, end of period (in millions)                                   $462.2           $500.3         $623.9
Ratio of expenses to average net assets (c)                                 0.72%            0.92%          0.95%
Ratio of net investment income to average net assets (c)                    0.39%            0.41%          1.06%
Portfolio turnover rate                                                      N/A              N/A            N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (c)                                 0.82%            1.01%          0.99%
Ratio of net investment income to average net assets (c)                    0.29%            0.32%          1.02%

Lutheran Brotherhood Money Market Fund                                                Class A Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $1.00            $1.00          $1.00
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.05             0.05           0.04
Less: Distributions from net investment income                             (0.05)           (0.05)         (0.04)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $1.00            $1.00          $1.00
                                                                      ----------       ----------     ----------

Total return (b)                                                            4.13%            5.44%          4.27%
Net assets, end of period (in millions)                                   $713.4           $634.7         $580.1
Ratio of expenses to average net assets (c)                                 0.95%            0.95%          0.95%
Ratio of net investment income to average net assets (c)                    4.02%            5.31%          4.19%
Portfolio turnover rate                                                      N/A              N/A            N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (c)                                 0.99%            0.99%          1.00%
Ratio of net investment income to average net assets (c)                    3.98%            5.27%          4.14%

Lutheran Brotherhood Money Market Fund - continued                                    Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $1.00            $1.00          $1.00
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                      0.002            0.004           0.01
Less: Distributions from net investment income                            (0.002)          (0.004)         (0.01)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $1.00            $1.00          $1.00
                                                                      ----------       ----------     ----------

Total return (b)                                                            0.20%            0.40%          1.06%
Net assets, end of period (in millions)                                     $0.8             $1.1           $1.4
Ratio of expenses to average net assets (c)                                 0.72%            0.92%          0.95%
Ratio of net investment income to average net assets (c)                    0.39%            0.41%          1.06%
Portfolio turnover rate                                                      N/A              N/A            N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (c)                                 0.82%            1.01%          0.99%
Ratio of net investment income to average net assets (c)                    0.29%            0.32%          1.02%

Lutheran Brotherhood Money Market Fund - continued                                    Class B Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $1.00            $1.00          $1.00
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.05             0.05           0.04
Less: Distributions from net investment income                             (0.05)           (0.05)         (0.04)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $1.00            $1.00          $1.00
                                                                      ----------       ----------     ----------

Total return (b)                                                            4.13%            5.44%          4.27%
Net assets, end of period (in millions)                                     $1.0             $0.3           $0.3
Ratio of expenses to average net assets (c)                                 0.95%            0.95%          0.95%
Ratio of net investment income to average net assets (c)                    4.02%            5.31%          4.19%
Portfolio turnover rate                                                      N/A              N/A            N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (c)                                 0.99%            0.99%          1.00%
Ratio of net investment income to average net assets (c)                    3.98%            5.27%          4.14%

Lutheran Brotherhood Money Market Fund - continued                               Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended             Year           Year
                                                                       4/30/2004            Ended          Ended
For a share outstanding throughout each period (a)                    (unaudited)      10/31/2003     10/31/2002
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $1.00            $1.00          $1.00
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                      0.004             0.01           0.01
Less: Distributions from net investment income                            (0.004)           (0.01)         (0.01)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $1.00            $1.00          $1.00
                                                                      ----------       ----------     ----------

Total return (b)                                                            0.39%            0.86%          1.46%
Net assets, end of period (in millions)                                     $7.2            $18.7          $34.2
Ratio of expenses to average net assets (c)                                 0.34%            0.46%          0.55%
Ratio of net investment income to average net assets (c)                    0.78%            0.87%          1.46%
Portfolio turnover rate                                                      N/A              N/A            N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (c)                                 0.49%            0.59%          0.59%
Ratio of net investment income to average net assets (c)                    0.63%            0.74%          1.42%

Lutheran Brotherhood Money Market Fund - continued                               Institutional Class Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Year             Year           Year
                                                                           Ended            Ended          Ended
For a share outstanding throughout each period (a)                    10/31/2001       10/31/2000     10/31/1999
----------------------------------------------------------------------------------------------------------------

                                                                      ----------       ----------     ----------
Net Asset Value, Beginning of Period                                       $1.00            $1.00          $1.00
                                                                      ----------       ----------     ----------
Income from Investment Operations
Net investment income                                                       0.05             0.06           0.04
Less: Distributions from net investment income                             (0.05)           (0.06)         (0.04)
                                                                      ----------       ----------     ----------
Net Asset Value, End of period                                             $1.00            $1.00          $1.00
                                                                      ----------       ----------     ----------

Total return (b)                                                            4.53%            5.86%          4.53%
Net assets, end of period (in millions)                                    $37.6            $42.1          $51.1
Ratio of expenses to average net assets (c)                                 0.56%            0.55%          0.70%
Ratio of net investment income to average net assets (c)                    4.41%            5.71%          4.44%
Portfolio turnover rate                                                      N/A              N/A            N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (c)                                 0.60%            0.60%          0.75%
Ratio of net investment income to average net assets (c)                    4.37%            5.66%          4.39%

(a) All per share amounts have been rounded to the nearest cent.

(b) Total investment return assumes dividend reinvestment. Not annualized for periods less than one year.

(c) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

The accompanying notes to the financial statements are an integral part of this schedule.

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We're Listening to You!
In response to shareholder concerns regarding
multiple mailings, we are sending one Semiannual
Report for The Lutheran Brotherhood Family of
Funds to each household. This consolidation
helps reduce printing and postage costs,
thereby saving shareholders' money. If you wish
to receive an additional copy of this report, call us
toll free at 800-847-4836.

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)

Item 2. Code of Ethics
         Not applicable to semiannual report

Item 3. Audit Committee Financial Expert
         Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services
         Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants
            Not applicable

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
            Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
            Not applicable

Item 9.  Submission of Matters to a Vote of Security Holders
         There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 10. Controls and Procedures

         (a)(i)  Registrant's  President and Treasurer  have concluded that  registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c) under the  Investment  Company Act) are effective,  based on their evaluation  of these  controls  and  procedures  as of a date  within 90 days of the  filing  date of this report.

         (a)(ii) There were no changes in registrant's  internal  controls over financial  reporting (as defined in
         Rule 30a-3(d)  under the  Investment  Company Act) that occurred  during  registrant's  most recent fiscal half-year  that has  materially  affected,  or is  reasonably  likely to materially  affect,  registrant's internal control over financial reporting.

Item 11. Exhibits

(a)      Certifications  pursuant  to  Rule  30a-2  under  the  Investment  Company  Act  of  1940  and  906 of the
         Sarbanes-Oxley Act of 2002 are attached hereto.

                                                    SIGNATURES

Pursuant to the  requirements  of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940, the
registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 29, 2004                                                    THE LUTHERAN BROTHERHOOD
                                                                       FAMILY OF FUNDS

                                                                       By: /s/ Pamela J. Moret
                                                                           ----------------------------------
                                                                           Pamela J. Moret
                                                                           President

Pursuant to the  requirements of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940, this report has been signed below by the following  persons on behalf of the  registrant  and in the  capacities  and on the dates indicated.

Date: June 29, 2004                                                    By: /s/ Pamela J. Moret
                                                                           ----------------------------------
                                                                           Pamela J. Moret
                                                                           President

Date: June 29, 2004                                                    By: /s/ Charles D. Gariboldi
                                                                           ----------------------------------
                                                                           Charles D. Gariboldi
                                                                           Treasurer

                                            CERTIFICATION BY PRESIDENT

I, Pamela J. Moret, certify that:

1.   I have reviewed this report on Form N-CSR of The Lutheran Brotherhood Family of Funds;

2.   Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under  which such statements were made, not misleading with respect to the period covered by this report;

3.   Based  on my  knowledge,  the financial   statements, and  other financial  information  included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows)
     of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer(s) and I are  responsible for  establishing  and maintaining disclosure  controls and procedures  (as defined in Rule 30a-2(c)  under the  Investment  Company Act of 1940)
     and internal  control over financial  reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of 1940) for the registrant and have:

     a)  Designed such  disclosure  controls and procedures,  or caused such disclosure  controls and procedures to be  designed  under our  supervision,  to ensure that  material  information  relating to the  registrant, including  its  consolidated  subsidiaries,  is  made  known  to  us  by  others  within  those  entities, particularly during the period in which this report is being prepared;

     b)  Designed such internal  control over financial  reporting,  or caused such internal control over financial
         reporting  to  be  designed  under  our  supervision,   to  provide  reasonable  assurance  regarding  the
         reliability of financial  reporting and the preparation of financial  statements for external  purposes in accordance with generally accepted accounting principles;

     c)  Evaluated the effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the  effectiveness of the disclosure  controls and procedures,  as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     d)  Disclosed in this report any change in the  registrant's  internal  control over financial  reporting that occurred during the registrant's  most recent fiscal half-year (the  registrant's  second fiscal half-year in the case of an annual  report) that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

5.   The  registrant's  other  certifying  officer(s) and I have disclosed to  registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a)  All  significant  deficiencies  and material  weaknesses  in the design or operation of internal  controls over financial  reporting  which are reasonably  likely to adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

     b)  Any fraud,  whether or not material,  that involves  management or other  employees who have a significant role in the registrant's internal control over financial reporting.

Date: June 29, 2004                                           /s/ Pamela J. Moret
                                                              -----------------------------------------
                                                              Pamela J. Moret
                                                              President

                                            CERTIFICATION BY TREASURER

I, Charles D. Gariboldi, certify that:

1.   I have reviewed this report on Form N-CSR of The Lutheran Brotherhood Family of Funds;

2.   Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under  which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and other  financial  information  included  in this report,  fairly present in all material respects the financial  condition,  results of operations,  changes in net assets,  and cash flows (if the  financial  statements  are required to include a statement of cash flows)
     of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer(s) and I are  responsible for  establishing  and maintaining disclosure  controls and procedures  (as defined in Rule 30a-2(c)  under the  Investment  Company Act of 1940)
     and internal  control over financial  reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of 1940) for the registrant and have:

     a)  Designed such  disclosure  controls and procedures,  or caused such disclosure  controls and procedures to be  designed  under  our  supervision,  to  ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b)  Designed such internal  control over financial  reporting,  or caused such internal control over financial reporting to be designed under our supervision,  to provide  reasonable  assurance  regarding the reliability  of financial  reporting and the  preparation  of financial  statements  for external purposes in accordance with generally accepted accounting principles;

     c)  Evaluated the effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the  effectiveness of the disclosure  controls and procedures,  as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     d)  Disclosed in this report any change in the  registrant's  internal  control over financial  reporting that occurred during the registrant's  most recent fiscal half-year (the  registrant's  second fiscal half-year in the case of an annual  report) that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

5.   The  registrant's  other  certifying  officer(s) and I have disclosed to  registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a)  All  significant  deficiencies  and material  weaknesses  in the design or operation of internal  controls over financial  reporting  which are reasonably  likely to adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

     b)  Any fraud,  whether or not material,  that involves  management or other  employees who have a significant role in the registrant's internal control over financial reporting.

Date: June 29, 2004                                           /s/ Charles D. Gariboldi
                                                              -----------------------------------------
                                                              Charles D. Gariboldi
                                                              Treasurer

                           CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant: The Lutheran Brotherhood Family of Funds

In connection with the Report on Form N-CSR for the above-named  issuer,  the  undersigned  hereby certify,  to the best of her or his knowledge, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
     of 1934; and
2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 29, 2004                                           /s/ Pamela J. Moret
                                                              -------------------------------------------
                                                              Pamela J. Moret
                                                              President

Date: June 29, 2004                                           /s/ Charles D. Gariboldi
                                                              ---------------------------------------
                                                              Charles D. Gariboldi
                                                              Treasurer